UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2015

DATE OF REPORTING PERIOD:                 November 1, 2014 through October 31, 2015

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS

Family of Funds

ANNUAL REPORT OCTOBER 31, 2015

Calamos Growth Fund

Calamos Opportunistic Value Fund

Calamos Focus Growth Fund

Calamos Discovery Growth Fund

Calamos Dividend Growth Fund

Calamos Mid Cap Growth Fund

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Emerging Market Equity Fund

Calamos Global Equity Fund

Calamos Growth and Income Fund

Calamos Global Growth and Income Fund

Calamos Convertible Fund

Calamos Global Convertible Fund

Calamos Total Return Bond Fund

Calamos High Income Fund

Calamos Market Neutral Income Fund

Calamos Hedged Equity Income Fund

Calamos Long/Short Fund

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 19 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder,

Welcome to your annual report for the 12-month period ended October 31, 2015. In this report, you will find commentary from the management teams of the Calamos Funds, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about each fund’s performance and positioning. We hope this report proves helpful as you address your asset allocation needs with your financial advisor.

Market Environment

Investor sentiment shifted back and forth from a “risk-on” to a “risk-off” mindset throughout the period. Markets were heartened by factors including continued global accommodative monetary policy, declining U.S. unemployment and healthy consumer activity, and encouraging economic data points in the euro zone. However, investors remained concerned about global monetary policy, including the Federal Reserve’s interest rate strategy. Fears of slowing global growth, especially in China, also contributed to investor anxiety, as did political concerns, which ranged from long-standing global geopolitical tensions to future health care legislation in the U.S.

Developed equity markets rose modestly during the period, with the MSCI World Index rising 2.33%. The U.S. market advanced more strongly, with the S&P 500 Index gaining 5.20%. Growth-oriented stocks far surpassed value-oriented stocks, as the Russell 3000 Growth Index returned 8.72% versus 0.24% for the Russell 3000 Value Index. Emerging markets did not fare as well, with the MSCI Emerging Market Index declining 14.22%. The U.S. convertible market lagged for the year, as the BofA Merrill Lynch All U.S. Convertibles Index fell 0.13%, as some of the smaller-cap companies included in the index came under pressure during the final months of the period. Global convertible markets performed better, returning 2.66%, as measured by the BofA Merrill Lynch Global 300 Convertible Index.

Outlook

Looking forward, our view is that market volatility is likely to remain high due to global economic, fiscal and monetary policy unknowns. Nonetheless, our team sees many opportunities for investors who take a long-term approach. Our positioning continues to

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Letter to Shareholders

reflect a focus on risk management, as we carefully assess the impact and interaction of top-down macroeconomic factors, market sentiment, and company-specific characteristics.

We believe diversification and thoughtful asset allocation are powerful strategies for navigating these markets. For example, although a higher interest rate environment in the U.S. may create challenges for funds that rely on traditional fixed income securities, other types of investments—such as convertible securities—may help diversify a portfolio’s vulnerability to short-term downturns in the stock market and provide reduced sensitivity to interest rates. This report includes overviews of several funds that invest in convertibles, including Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Global Convertible Fund, and Evolving World Growth Fund.

Additionally, investors may also wish to consult with their financial advisors about the potential benefits of a liquid alternative strategy as a way to address concerns about stock market volatility and rising rates. For more on our liquid alternative funds, we invite you to read the commentaries for Market Neutral Income Fund, Hedged Equity Income Fund, and Long/Short Fund.

While we do not expect robust economic expansion and remain concerned about policies that discourage global entrepreneurship, we believe global and U.S. GDP can grow at a slow pace in 2016. Against this backdrop, our view is that stocks can continue to advance, with growth stocks remaining especially attractive. We believe that markets may well experience spikes in short-term volatility in the wake of Federal Reserve interest rate increases, but we do not believe a more normal U.S. interest rate environment is likely to create longer-term headwinds for well-run businesses.

Also, we believe a more normal interest rate environment can fuel stronger economic growth. For example, in an expanding economy, higher interest rates can provide greater incentive for banks to extend loans to small businesses because lending activities would be more profitable. Small businesses are an important engine of job growth, so with increased access to capital, small businesses are better positioned to grow and hire more people.

2	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

In Closing

We thank you for your continued trust in Calamos Investments. We are honored you have chosen us to help you achieve your financial objectives. If you would like to learn more about our views on the markets and investment opportunities, please visit us at www.calamos.com for commentary, blogs and videos.

Sincerely,

John P. Calamos, Sr.

Founder, CEO and Global Co-CIO

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The MSCI World Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Sources: Lipper, Inc.; Morningstar.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

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Calamos Growth Fund

OVERVIEW

The Fund invests in the equities of U.S. companies with a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

¡	Utilize more than two decades of extensive research experience in growth investing

¡	Active management with a focus on top-down views and bottom-up fundamentals

¡	Research-driven approach identifies opportunities by combining top-down analysis and a research focus on key growth characteristics

PORTFOLIO FIT

This actively managed Fund seeks to provide attractive returns through its emphasis on higher-growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund returned 6.55% (Class A shares at net asset value) versus the Russell 3000 Growth Index gain of 8.72%. For the same period the S&P 500 Index rose 5.20% and the Russell Midcap Growth Index returned 4.94%.

The Fund’s strong absolute results reflected the strength of the growth equity market over the full year. For much of the period, the Fund was slightly ahead or in-line with the Russell 3000 Growth Index. However, during the sell-off in August and September and subsequent October rally in more cyclical and lower-quality earnings companies, the Fund lagged the benchmark. Notably during the 12-month period, growth stocks strongly outperformed the flat returns of value stocks.

Since its inception on September 4, 1990, the Fund has returned 13.24% on an annualized basis (Class A shares at net asset value), demonstrating its ability to outdistance the growth and broad indices over full market cycles. Over the same period, the Russell 3000 Growth Index returned 9.43%, while the S&P 500 Index and the Russell Midcap Growth Index returned 9.96% and 10.86%, respectively.

What factors influenced performance over the period?

The markets followed a mostly range-bound pattern during the first nine months of the period, but not without bouts of volatility. A slide in oil prices and weakness within China’s economy were countered by robust U.S. labor and housing markets as well as steady corporate earnings. The biggest market move occurred in the later months as concerns about China’s weakening economy and its currency devaluation ripped through global markets, sending stocks sharply lower in August and September. Equities bounced in October, but were led by beaten-down commodity-related names and other lower-quality risk assets, which rallied strongly from their late summer lows and staged a comeback.

Selection in consumer staples (packaged foods and meats, and tobacco) contributed to performance during the period relative to the Russell 3000 Growth Index. While we remain underweight to the benchmark given the lower growth prospects of many companies within the sector, we have found select opportunities, specifically those with strong global brands, stable franchises and solid balance sheets. An overweight to and selection in information technology (Internet software and services, and IT consulting and other services) also contributed. We favor many technology companies due to improving growth catalysts, strong fundamentals and sustained cash flows. Despite slower global growth conditions, we believe many of these businesses are capable of delivering strong revenue and earnings growth.

Conversely, selection in health care (biotechnology and health care equipment) hindered performance. Innovative and competitive companies within the sector offer a desirable combination of growth catalysts, quality characteristics and strong fundamentals. The Fund’s selection in industrials was disadvantageous. In particular, holdings within the airlines, and construction and engineering industries held back performance.

4	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

We are opportunistic in evaluating investments within the sector. Some industries have recently come under pressure from falling commodity prices and slowing growth from emerging economies, especially from the slowdown in China.

How is the Fund positioned?

In this all-cap growth equity Fund, we seek to invest in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers a diversified approach and participates in long-term growth trends by focusing on companies with solid fundamentals, global brands, strong growth catalysts and attractive valuations.

We favor opportunities within the information technology, consumer discretionary and health care sectors. We expect our holdings to benefit from secular themes such as mobility and innovation, open access to information and entertainment, productivity enhancements and global infrastructure demand. We are mindful of valuations and have looked to reduce higher valued names in light of a more volatile market. In addition to seeking out reasonable valuations, we favor companies with higher quality attributes and the ability to grow earnings even in a slow-growth economic environment. We see opportunities among companies tied to the U.S. consumer, social media and Internet security. We are concerned about companies that are dependent on commodity prices and emerging market demand.

Among selected changes in the period, we added to consumer discretionary through companies with attractive fundamentals, growth prospects or company-specific attributes. We made purchases across a number of industries in the sector, such as general merchandise stores, cable and satellite, and hotels, resorts and cruise lines. We also increased health care at the margin and reduced industrials, financials and energy. We hold a cautious view towards the industrials and energy sectors in particular because of falling commodity prices, decreased corporate earnings and declining growth catalysts.

What closing thoughts do you have for Fund shareholders?

Our focus for growth equities remains on strong fundamentals, sustainable business models and reasonable valuations. We see good opportunities tied to the U.S. consumer among industries within information technology and health care. U.S. households have improved their finances and reduced their debt burden this year, giving them the ability to spend. We are wary of companies more dependent upon commodity prices and emerging market demand.

We believe the U.S. stock market went through a reset period, not a precursor to a recession, as investors contemplated the prospect of slowing global economic growth. We expect elevated volatility to persist over the next several quarters, due to both well-entrenched concerns as well as growing uncertainty around fiscal policy and the 2016 election. Heightened volatility is likely to remain within the markets going forward, although certain dislocations may provide meaningful investment opportunities given our longer-term, active approach.

SECTOR WEIGHTINGS
Information Technology	33.6%
Consumer Discretionary	22.5
Health Care	16.5
Industrials	8.8
Consumer Staples	4.8
Financials	3.7
Energy	2.4
Telecommunication Services	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

6	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	6.55%	10.33%	6.34%
With Sales Charge	1.49	9.26	5.83
Class B Shares – Inception 9/11/00
Without Sales Charge	5.76	9.50	5.71
With Sales Charge	1.58	9.27	5.71
Class C Shares – Inception 9/3/96
Without Sales Charge	5.75	9.50	5.55
With Sales Charge	4.94	9.50	5.55
Class I Shares – Inception 9/18/97	6.80	10.60	6.61
Class R Shares – Inception 3/1/07	6.28	10.05	6.04	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.29%; Class B and C shares is 2.04%; Class I shares is 1.04%; Class R shares is 1.54%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Opportunistic Value Fund

OVERVIEW

The Fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

¡	Bottom-up stock picking and benchmark agnostic approach with a focus on good businesses with solid cash flow trading at value prices

¡	Trading focus where positions are frequently monitored, investment assumptions are often questioned, and losing investments are quickly sold to protect capital

¡	Options strategies to potentially generate income and lower risk

PORTFOLIO FIT

The Fund is a core value equity option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or a momentum growth strategy over full market cycles.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund lost 2.32% (Class A shares at net asset value) versus a 0.53% gain for the Russell 1000 Value Index.

For much of the 12-month period, the Fund was slightly ahead or in-line with the Russell 1000 Value Index. During the late August-September sell-off and subsequent rally in more cyclical and lower-quality earnings companies, the Fund performed in-line with the benchmark. Most of the underperformance came at the beginning of the period, in late 2014, when cyclical companies and those closely tied to falling commodity prices fell. At that time, the Fund was held back by its overweight to energy.

Since its inception on January 2, 2002, the Fund has returned 4.83% on an annualized basis (Class A shares at net asset value) versus 6.93% for the Russell 1000 Value Index.

What factors influenced performance?

As discussed above, our overweight to energy hindered performance, as the sector was the worst performer in the benchmark during the period. We continue to be opportunistic and selective in evaluating investments within the sector. Some companies have come under pressure from falling commodity prices and slowing growth in emerging economies, especially the slowdown in China.

While our overweight to health care helped, lagging stock selection hampered performance. Specifically, the Fund’s investments within health care services and health care equipment industries lagged. We favor innovative and competitive companies within the sector that offer a desirable combination of growth catalysts, quality characteristics and strong fundamentals.

Conversely, positioning and selection within the financials sector contributed to performance. In particular, holdings in asset management and custody banks along with property and casualty insurance aided results. We hold a constructive long-term outlook for many industries in the sector based upon improving consumer balance sheets, a thriving housing market and solid corporate fundamentals. More recently, we have been more opportunistic in our selections based on our view of a prolonged period of low interest rates, which may hold back some names.

Our overweight to and selection in the consumer discretionary sector contributed to returns. In particular, holdings within the movies and entertainment as well as auto parts and equipment industries likely helped relative performance. We are attracted to those companies with strong franchises, sustainable growth catalysts and solid fundamentals. Our analysis finds the sector is well positioned to benefit from resilient consumer spending and steady growth within the labor and housing markets.

How is the Fund positioned?

The Fund seeks to identify attractively valued out-of-favor stocks or mispriced companies with good future business prospects. In essence, the Fund’s positioning reflects good businesses trading at value prices.

8	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund

Our focus remains on solid businesses with sustainable cash flows, trading at attractive prices. We are mindful of valuations and have been trimming positions where valuations may subject stocks to increased volatility. In addition, we have used market pullbacks in an attempt to selectively add to positions offering solid fundamentals.

What closing thoughts do you have for Fund shareholders?

We believe the U.S. stock market went through a reset period, not a precursor to a recession, as investors contemplated the prospect of slowing global economic growth. We expect elevated volatility to persist over the next several quarters, due to both well-entrenched concerns as well as growing uncertainty around fiscal policy and the 2016 election. Heightened volatility is likely to remain within the markets going forward, although certain dislocations may provide meaningful investment opportunities given our longer-term, active approach.

SECTOR WEIGHTINGS
Financials	29.0%
Energy	12.4
Information Technology	12.2
Health Care	11.3
Industrials	10.9
Consumer Discretionary	6.5
Utilities	5.2
Consumer Staples	4.9
Materials	2.4
Telecommunication Services	1.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (1/2/02) THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

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Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	-2.32%	8.07%	4.39%
With Sales Charge	-6.95	7.02	3.89
Class B Shares – Inception 1/2/02
Without Sales Charge	-3.04	7.26	3.78
With Sales Charge	-7.54	6.95	3.78
Class C Shares – Inception 1/2/02
Without Sales Charge	-3.01	7.28	3.62
With Sales Charge	-3.91	7.28	3.62
Class I Shares – Inception 3/1/02	-2.08	8.33	4.65
Class R Shares – Inception 3/1/07	-2.57	7.79	3.08	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.50%; Class B and C shares is 2.25%; Class I shares is 1.25%; Class R shares is 1.75%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 1.15%, 1.90%, 1.90%, 0.90% and 1.40% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

10	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Focus Growth Fund

CALAMOS FOCUS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund returned 5.22% (Class A shares at net asset value) versus the S&P 500 Index gain of 5.20% and the Russell 1000 Growth Index increase of 9.18%.

The Fund performed well on an absolute basis and stayed in-line with the broad equity market, although it did not capture the full strength of the growth equity market. The Fund performed along with the Russell 1000 Growth Index throughout the majority of the period, but it was unable to keep up with the benchmark in October when cyclical and lower-quality companies rallied off the September lows.

Since its inception on December 1, 2003, the Fund has returned 6.56% on an annualized basis (Class A shares at net asset value) versus a return of 7.93% for the S&P 500 Index and an 8.44% return for the Russell 1000 Growth Index.

What factors influenced performance?

The markets followed a mostly range-bound pattern during the first nine months of the period, but not without bouts of volatility. A slide in oil prices and weakness within China’s economy were countered by robust U.S. labor and housing markets as well as steady corporate earnings. The biggest market move was made in the later months as concerns about China’s weakening economy and its currency devaluation ripped through global markets, sending stocks sharply lower in August and September. Equities bounced in October, but were led by beaten-down commodity-related names and other lower-quality risk assets, which rallied strongly from their late summer lows and staged a comeback.

Positioning and selection within health care, especially in health care equipment and biotechnology, held back returns the most during the period versus the Russell 1000 Growth Index. We believe that innovative and competitive companies within the sector offer a desirable combination of growth catalysts, quality characteristics and strong fundamentals. Also, an underweight stance and selection in consumer staples, including holdings in packaged foods and meats and food retail, also hindered results.

Selection in asset management and custody banks aided relative performance in the financials sector, which contributed the most in the period. Also, an underweight stance and good relative selection within industrials (railroads) were beneficial. We are opportunistic in evaluating investments within the sector. Some industries have recently come under pressure from falling commodity prices and slowing growth in emerging economies, especially from the slowdown in China.

How is the Fund positioned?

We favor opportunities within the information technology, consumer discretionary and health care sectors. We believe that our holdings will benefit from secular themes such as mobility and innovation, open access to information and entertainment, productivity enhancements and global infrastructure demand. We are mindful of valuations and have looked to reduce higher valued names in light of a more volatile market. In addition to seeking out reasonable valuations, we favor companies with higher quality

OVERVIEW

The Fund invests in a select portfolio of equities issued by “blue chip” U.S. companies that offer opportunities for growth.

KEY FEATURES

¡	Active management utilizing over 20 years of extensive research experience in growth investing

¡	A compact portfolio consisting of only those large cap stocks in which we have the greatest confidence of sustained growth

¡	Stress company fundamentals, including global presence, strong and/or accelerated earnings growth, and solid returns on invested capital

PORTFOLIO FIT

The Fund is a core growth equity allocation option centered on a compact portfolio of large cap stocks.

FUND NASDAQ SYMBOLS
A Shares	CBCAX
B Shares	CBCBX
C Shares	CBXCX
I Shares	CBCIX
R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

www.calamos.com	11

Calamos Focus Growth Fund

SECTOR WEIGHTINGS
Information Technology	37.1%
Consumer Discretionary	23.0
Health Care	15.6
Consumer Staples	5.9
Industrials	3.9
Financials	3.0
Telecommunication Services	2.2
Energy	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

attributes and the ability to grow earnings even in a slow-growth economic environment. We see opportunities among companies tied to the U.S. consumer, social media and Internet security. We are concerned about companies that are dependent on commodity prices and emerging market demand.

Among selected changes in the period, we added to the information technology sector through holdings that we believe have attractive fundamentals, growth prospects and security-specific factors. Companies we purchased are in the systems software, data processing and outsourced services, and application software industries. We also increased the Fund’s weighting to consumer staples and health care. We reduced allocations to industrials, energy and financials. We hold a cautious view towards the industrials and energy sectors in particular because of pressures from falling commodity prices, decreased corporate earnings and declining growth catalysts.

What closing thoughts do you have for Fund shareholders?

Our focus for growth equities remains on strong fundamentals, sustainable business models and reasonable valuations. We see good opportunities tied to the U.S. consumer as well as within many industries within information technology and health care. U.S. households have improved their finances and reduced their debt burden this year, giving them the ability to spend. We are wary of companies more dependent upon commodity prices and emerging market demand.

We believe the U.S. stock market went through a reset period, not a precursor to a recession, as investors contemplated the prospect of slowing global economic growth. We expect elevated volatility to persist over the next several quarters, due to both well-entrenched concerns as well as growing uncertainty around fiscal policy and the 2016 election. We believe that this heightened volatility is likely to remain within the markets going forward, although certain dislocations may provide meaningful investment opportunities given our longer-term, active approach.

ANNUALIZED RETURN: SINCE INCEPTION (12/1/03) THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

12	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Focus Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	5.22%	10.52%	6.54%
With Sales Charge	0.21	9.46	6.03
Class B Shares – Inception 12/1/03
Without Sales Charge	4.41	9.70	5.91
With Sales Charge	-0.28	9.42	5.91
Class C Shares – Inception 12/1/03
Without Sales Charge	4.46	9.71	5.75
With Sales Charge	3.53	9.71	5.75
Class I Shares – Inception 12/1/03	5.51	10.82	6.80
Class R Shares – Inception 3/1/07	5.00	10.25	5.72	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.56%; Class B and C shares is 2.31%; Class I shares is 1.31%; Class R shares is 1.81%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 1.15%, 1.90%, 1.90%, 0.90% and 1.40% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	13

Calamos Discovery Growth Fund

OVERVIEW

The Fund invests in small and midsize U.S. companies that we believe offer the best potential for growth.

KEY FEATURES

¡	Bottom-up stock selection based on a combination of quantative and fundamental research drivers

¡	In-depth research can add significant value in the inefficient small- and mid-cap market

¡	Risk management and portfolio construction are central to the process, seeking greater risk-adjusted returns over full market cycles

PORTFOLIO FIT

The Fund is a SMID cap growth equity allocation option.

FUND NASDAQ SYMBOLS
A Shares	CADGX
B Shares	CBDGX
C Shares	CCDGX
I Shares	CIDGX
R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102
B Shares	128120201
C Shares	128120300
I Shares	128120409
R Shares	128120508

CALAMOS DISCOVERY GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund had a loss of 4.20% (Class A shares at net asset value) versus a 4.17% gain for the Russell 2500 Growth Index.

Early in the period (January 2015) the market was held back by geopolitical concerns, slowing global growth and falling oil prices. The Fund underperformed during this month from lagging selection in health care and financials. The Fund then performed similarly to the benchmark over the next several months and also performed in-line with the benchmark during the August–September market correction. In October, the Fund posted positive performance yet was unable to keep up with the stronger index return because of selection in industrials and health care.

Since its inception on June 1, 2010, the Fund has returned 8.92% on an annualized basis (Class A shares at net asset value) versus a return of 15.63% for the Russell 2500 Growth Index.

What factors influenced performance?

Overall, our sector positioning contributed to returns, but selection hindered results versus the Russell 2500 Growth Index. Selection in industrials, especially in construction and engineering as well as aerospace and defense, set back performance. We are opportunistic in evaluating investments within the sector. Some industries have recently come under pressure from falling commodity prices and slowing growth from emerging economies, especially from the slowdown in China. Selection of materials and mining companies in the materials sector was disadvantageous along with selection in health care.

Our overweight to and selection in information technology with holdings in systems software and semiconductors contributed to returns. We favor many technology companies because we believe they have improving growth catalysts, strong fundamentals and sustained cash flows. Despite slower global growth conditions, we believe that many of these businesses are capable of delivering strong revenue and earnings growth. Further, our positioning to and selection in consumer discretionary aided results with holdings in home furnishing retail and automotive retail.

How is the Fund positioned?

We favor opportunities within the information technology, health care and consumer discretionary sectors. We expect our holdings to benefit from secular themes such as mobility and innovation, open access to information and entertainment, productivity enhancements and global infrastructure demand. Mindful of valuations, we have looked to reduce higher valued names in light of a more volatile market. In addition to seeking out reasonable valuations, we favor companies with higher quality attributes and the ability to grow earnings even in a slow-growth economic environment. We see opportunities among companies tied to the U.S. consumer, social media and Internet security. We are concerned about companies that are dependent on commodity prices and emerging market demand.

Among selected changes in the period, we added to information technology based on what we believe to be attractive fundamentals, growth prospects and security-specific

14	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund

factors. Holdings were added across a number of industries, such as semiconductors, Internet software and services and application software. We also added to health care and reduced industrials. We hold a cautious view towards the industrials sector because of pressures from declining product demand, decreased corporate earnings and diminishing growth catalysts.

What closing thoughts do you have for Fund shareholders?

Our focus for growth equities remains on strong fundamentals, sustainable business models and reasonable valuations. We see good opportunities tied to the U.S. consumer among industries within information technology and health care. U.S. households have improved their finances and reduced their debt burden this year, giving them the ability to spend. We are wary of companies more dependent upon commodity prices and emerging market demand.

We believe the U.S. stock market went through a reset period, not a precursor to a recession, as investors contemplated the prospect of slowing global economic growth. We expect elevated volatility to persist over the next several quarters, due to both well-entrenched concerns as well as growing uncertainty around fiscal policy and the 2016 election. Heightened volatility is likely to remain within the markets going forward, although certain dislocations may provide meaningful investment opportunities given our longer-term, active approach.

SECTOR WEIGHTINGS
Information Technology	31.1%
Health Care	23.0
Consumer Discretionary	18.4
Industrials	9.1
Financials	7.8
Energy	2.0
Materials	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	15

Calamos Discovery Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/1/2010
Without Sales Charge	-4.20%	6.42%	8.92%
With Sales Charge	-8.72	5.39	7.94
Class B Shares – Inception 6/1/2010
Without Sales Charge	-4.83	5.65	8.13
With Sales Charge	-9.14	5.33	8.00
Class C Shares – Inception 6/1/2010
Without Sales Charge	-4.91	5.64	8.11
With Sales Charge	-5.77	5.64	8.11
Class I Shares – Inception 6/1/2010	-3.92	6.70	9.20
Class R Shares – Inception 6/1/2010	-4.40	6.17	8.66

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.63%; Class B and Class C shares is 2.38%; Class I shares is 1.38%; Class R shares is 1.88%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 31, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 1.50%, 2.25%, 2.25%, 1.25% and 1.75% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Source: Lipper, Inc.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

16	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund gained 0.21% (Class A shares at net asset value) versus a 5.20% gain for the S&P 500 Index and a 4.86% gain for the Russell 1000 Index.

For much of the 12-month period, the Fund was slightly ahead or in-line with the S&P 500 Index. During the late August-September sell-off and subsequent rally in more cyclical and lower-quality earnings companies, the Fund performed in-line with the benchmark. Most of the underperformance occurred at the beginning of the period, in late 2014, when cyclical companies and those closely tied to falling commodity prices retreated. At that time, the Fund was held back by its overweight to energy.

Since its inception on August 5, 2013, the Fund gained 4.42% on an annualized basis (Class A shares at net asset value) versus returns of 11.51% for the S&P 500 Index and 11.25% for the Russell 1000 Index.

What factors influenced performance?

As discussed above, the Fund’s positioning and selection within the energy sector hindered performance versus the S&P 500 Index. In particular, an overweight to and selection in the oil and gas storage and transportation industry held back results. We continue to be opportunistic and selective in evaluating investments within the sector. A swath of companies have come under pressure from falling commodity prices and slowing growth from emerging economies, especially from the slowdown in China.

Our underweight to and selection in the health care sector also lagged, especially our investments in pharmaceuticals and managed health care. We remain favorable to the innovative and competitive companies within the sector that offer a desirable combination of growth catalysts, quality characteristics and strong fundamentals.

Conversely, selection within the consumer staples sector added to performance with holdings in drug retail, hypermarkets and super centers. We are underweight given the lower growth prospects of many companies within the sector, but we have found select opportunities, specifically those with strong global brands, stable franchises and solid balance sheets.

Our underweight to the materials sector contributed to returns, as this was one of the worst-performing areas within the benchmark during the period. Overall, we are taking a cautious approach to many cyclical investment opportunities, as earnings revisions have come down and in some cases need to come down further.

How is the Fund positioned?

We are likely positioned for a slow, but overall positive growth environment, and we are positioning the Fund in higher-quality businesses. We believe a premium will be placed on quality growth, as global growth is currently scarce.

We are mindful of valuations and have been trimming positions where valuations may subject those stocks to increased volatility. In addition, we have used market pullbacks in an attempt to selectively add to positions offering solid fundamentals.

OVERVIEW

The Fund invests in companies that we believe have an ability to increase dividend over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

¡	Bottom-up stock picking and benchmark agnostic approach with a focus on good businesses with solid cash flow trading at value prices

¡	Trading focus where positions are frequently monitored, investment assumptions are often questioned, and losing investments are quickly sold to protect capital

¡	Options strategies to potentially generate income and lower risk

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX
R Shares	CRDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813
R Shares	128120797

www.calamos.com	17

Calamos Dividend Growth Fund

SECTOR WEIGHTINGS
Information Technology	20.6%
Financials	14.5
Health Care	14.4
Consumer Discretionary	13.4
Industrials	9.5
Consumer Staples	9.2
Energy	6.6
Utilities	3.3
Telecommunication Services	3.2
Materials	2.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

What closing thoughts do you have for Fund shareholders?

We believe the U.S. stock market went through a reset period, not a precursor to a recession, as investors contemplated the prospect of slowing global economic growth. We expect elevated volatility to persist over the next several quarters, due to both well-entrenched concerns as well as growing uncertainty around fiscal policy and the 2016 election. Heightened volatility is likely to remain within the markets going forward, although certain dislocations may provide meaningful investment opportunities given our longer-term, active approach.

18	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	0.21%	4.42%
With Sales Charge	-4.57	2.17
Class C Shares – Inception 8/5/2013
Without Sales Charge	-0.63	3.62
With Sales Charge	-1.60	3.62
Class I Shares – Inception 8/5/2013	0.47	4.67
Class R Shares – Inception 8/5/2013	-0.04	4.16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.74%; Class C shares is 2.45%; Class I shares is 1.49%; Class R shares is 1.98%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.35%, 2.10%, 1.10% and 1.60% of average net assets, respectively. This agreement is not terminable by either party.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	19

Calamos Mid Cap Growth Fund

OVERVIEW

The Fund invests primarily in equity securities issued by midsize U.S. companies that we believe offer the best opportunities for growth.

KEY FEATURES

¡	Utilize more than two decades of extensive research experience in growth investing

¡	Active management with a focus on top-down views and bottom-up fundamentals

¡	Research-driven approach identifies opportunities by combining top-down analysis and a research focus on key growth characteristics

PORTFOLIO FIT

The Fund may be suitable for investors seeking to diversify equity allocations with a primarily mid cap growth strategy and add holdings in companies that historically have higher growth rates and returns than larger companies.

FUND NASDAQ SYMBOLS
A Shares	CMXAX
C Shares	CMXCX
I Shares	CMXIX
R Shares	CMXRX

FUND CUSIP NUMBERS
A Shares	128120870
C Shares	128120862
I Shares	128120854
R Shares	128120847

CALAMOS MID CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund lost 4.75% (Class A shares at net asset value) versus a 4.94% gain in the Russell Midcap Growth Index.

The Fund performed similarly to the benchmark through the first nine months of the period, as sector allocations added value. However, the Fund underperformed during the late summer market correction, as selection fell behind the benchmark. In particular during the correction, the Fund’s selection within industrials and information technology hampered results. In addition, the Fund’s overweight stance and selection in health care detracted during this specific time period. The sector was hit hard late summer after presidential contender Hillary Clinton proposed a plan to control prescription-drug spending and lawmakers talked of passing legislation targeting drug-price increases.

Since its inception on August 5, 2013, the Fund has returned 3.59% on an annualized basis (Class A shares at net asset value) versus a 10.27% return by the Russell Midcap Growth Index.

What factors influenced performance over the period?

Mid cap growth stocks outperformed mid cap value stocks, and we view growth to be the better opportunity in this capitalization range. Further, large cap and mid cap stocks outperformed smaller cap companies during the period.

More broadly, the markets followed a mostly range-bound pattern during the first nine months of the period, but not without bouts of volatility. A slide in oil prices and weakness within China’s economy were countered by robust U.S. labor and housing markets as well as steady corporate earnings. The biggest market move occurred in the later months as concerns about China’s weakening economy and its currency devaluation ripped through global markets, sending stocks sharply lower in August and September. Equities bounced in October, but were led by beaten-down commodity-related names and other lower-quality risk assets, which rallied strongly from their late summer lows and staged a comeback. In October, as the market recovered from the late summer correction, the Fund advanced and posted positive performance yet was unable to keep up with the stronger benchmark return. Specifically, the Fund’s selection in health care and industrials held back returns in October.

More broadly through the entire period, the Fund’s sector allocations contributed to returns while security selection detracted from performance versus the benchmark. Selection in health care, including in health care equipment as well as life sciences tools and services, held back performance. Selection in industrials, with holdings in aerospace and defense along with airlines, also hindered results.

Conversely, selection within financials, in particular regional banks, contributed to relative performance. Also, an underweight to and selection in telecommunication services, especially holdings in the wireless telecommunication services industry, aided relative results.

20	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Mid Cap Growth Fund

How is the Fund positioned?

We favor opportunities within the information technology, consumer discretionary and health care sectors. We expect our holdings to benefit from secular themes such as mobility and innovation, open access to information and entertainment, productivity enhancements and global infrastructure demand. We are mindful of valuations and have looked to reduce higher valued names in light of a more volatile market. In addition to seeking out reasonable valuations, we favor companies with higher quality attributes and the ability to grow earnings even in a slow-growth economic environment. We see opportunities among companies tied to the U.S. consumer, social media and Internet security. We are concerned about companies that are dependent on commodity prices and emerging market demand.

Among selected changes in the period, we increased the Fund’s consumer discretionary allocation by adding companies with attractive fundamentals, growth prospects or company-specific attributes. We made purchases across a number of industries in the sector, such as general merchandise stores, hotels, resorts and cruise lines along with apparel, accessories and luxury goods. We increased health care and information technology, and we reduced energy, financials, industrials and materials. We hold a cautious view towards the industrials, materials and energy sectors in particular because of pressures from falling commodity prices, decreased corporate earnings and declining growth catalysts.

What closing thoughts do you have for Fund shareholders?

Our focus for mid cap growth equities remains on strong fundamentals, sustainable business models and reasonable valuations. We see good opportunities tied to the U.S. consumer as well as industries within information technology and health care. U.S. households have improved their finances and reduced their debt burden this year, giving them the ability to spend. We are wary of companies more dependent upon commodity prices and emerging market demand.

We believe the U.S. stock market went through a reset period, not a precursor to a recession, as investors contemplated the prospect of slowing global economic growth. We anticipate elevated volatility to persist over the next several quarters, due to both well-entrenched concerns as well as growing uncertainty around fiscal policy and the 2016 election. Heightened volatility is likely to remain within the markets going forward, although certain dislocations may provide meaningful investment opportunities given our longer-term, active approach.

SECTOR WEIGHTINGS
Information Technology	26.8%
Consumer Discretionary	23.8
Health Care	21.6
Industrials	11.7
Financials	7.8
Consumer Staples	3.1
Telecommunication Services	2.1
Energy	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	21

Calamos Mid Cap Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	-4.75%	3.59%
With Sales Charge	-9.30	1.36
Class C Shares – Inception 8/5/2013
Without Sales Charge	-5.51	2.81
With Sales Charge	-6.45	2.81
Class I Shares – Inception 8/5/2013	-4.56	3.86
Class R Shares – Inception 8/5/2013	-5.03	3.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.69%; Class C shares is 2.42%; Class I shares is 1.47%; Class R shares is 1.98%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.25%, 2.00%, 1.00% and 1.50% of average net assets, respectively. This agreement is not terminable by either party.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell Midcap Growth Index measures the performance of midcap growth companies.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

22	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund returned 0.94% (Class A shares at net asset value) versus a loss of 0.46% for the MSCI ACWI ex-U.S. Growth Index and a gain of 4.53% for the MSCI EAFE Growth Index.

During the period, performance in developed markets significantly outpaced emerging markets. The Fund outperformed the MSCI ACWI ex-U.S. Growth Index, which includes emerging markets as does the Fund. The MSCI EAFE Growth Index focuses on developed markets with little weighting toward emerging markets, which led the index to outperform both the MSCI ACWI ex-U.S. Growth Index and the Fund.

The Fund marked its 10-year anniversary during the period. Over the past 10 years as of October 31, 2015, the Fund’s A shares return ranked in the sixth percentile in the Morningstar Foreign Large Growth category peer group.* In launching this strategy, we sought to provide investors access to growth opportunities outside the U.S. using our time-tested approach to growth investing. We believe the Fund’s track record is a testament to our focus on long-term investing and adding value over full market cycles.

Since its inception on March 16, 2005, the Fund gained 7.04% on an annualized basis (Class A Shares at net asset value) versus a return of 5.31% for the MSCI EAFE Growth Index and 5.30% for the MSCI ACWI ex-U.S. Growth Index.

What factors influenced performance?

The Fund’s outperformance versus the MSCI ACWI ex-U.S. Growth Index was driven by a combination of factors, including sector and country positioning. From a fundamental perspective, the Fund’s growth characteristics and higher quality attributes proved advantageous against a backdrop of low-to-negative equity returns outside the U.S., which were affected by interim episodes of significant volatility.

An overweight to and selection in information technology added the most value during the period. The fund’s larger weight and strong selection in the application software industry contributed in particular. Leading selection in industrials also contributed, specifically in industrial machinery.

Conversely, the Fund’s selection in materials detracted the most value. Holdings in diversified metals and mining performed poorly as resource demand remained weak. An underweight to consumer staples also detracted value as the sector delivered one of the top returns for the period.

From a geographic standpoint, an overweight to and selection in Denmark as well as selection in and an underweight to Canada contributed the most to performance. Trailing security selection in China and an overweight to and selection in Mexico negatively impacted Fund performance.

*	Data is as of 10/31/15. Morningstar category percentile rating is based on annualized total return for the 10-year period. Calamos International Growth Fund Class A shares were in the 48th, 94th, 49th, and 6th percentiles of 347, 304, 280 and 187 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Foreign Large Growth Category. Foreign Large Growth portfolios focus on high-priced growth stocks, mainly outside of the U.S. Growth is defined based on fast growth (high growth rates for earnings, sales, book value, and cash flow) and high valuations (high price ratios and low dividend yields).

OVERVIEW

The Fund invests in non-U.S. growth companies, focusing on those firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

¡	Focus on growth in an asset class that is mostly defined by core and value offerings

¡	Stress company fundamentals, including global presence and strong and/or accelerating earnings growth

¡	Investments driven by international sources of revenue for companies, not on location of headquarters

PORTFOLIO FIT

Only about 10% of international stock assets are currently invested in growth. The Fund stands as a potential growth-focused addition to a mostly core- or value-intensive international allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

www.calamos.com	23

Calamos International Growth Fund

SECTOR WEIGHTINGS
Consumer Discretionary	18.6%
Information Technology	17.9
Financials	17.0
Health Care	16.3
Industrials	12.6
Consumer Staples	11.1
Energy	3.0
Telecommunication Services	1.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

We have positioned the Fund with an emphasis on secular growth areas including information technology, consumer discretionary, health care, industrials and select financials. We believe conditions are favorable for growth-oriented companies to outperform in the context of low-but-positive global growth. Our regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates country-specific macro factors and growth opportunities and actively integrates these into investment decision making.

From a regional perspective, we hold a larger weight in Europe, which reflects our view of stabilizing economic data, positive corporate revisions, a weakened euro and the European Central Bank’s quantitative easing program. We have placed an emphasis on companies benefiting from asset reflation and export opportunities via a weakened currency.

We hold a significant weight in Japan, reflecting accommodative monetary policy, meaningful corporate reforms and earnings growth potential. Economic data has been mixed, but we see a growing universe of companies executing improved capital allocation and more shareholder friendly policies. This trend has resulted in increased stock buybacks, dividend increases and capital expenditures. Against this backdrop, we believe Japan’s market is well positioned, although a bottom-up approach remains paramount.

We are positioned with a relatively lower weight in emerging markets, as we prefer opportunities in other regions. We anticipate continued divergence in the near-term prospects of emerging market economies, because of low commodity prices, the strong dollar and different structural reform trajectories. We favor investments in commodity consumers over producers, as reduced energy costs and low inflation provide greater policy flexibility and a boost to domestic demand.

As for sector positioning changes, we added to health care and consumer discretionary, while we reduced materials and trimmed holdings in information technology. The largest allocations in absolute terms include consumer discretionary, information technology, financials and health care. The smallest allocations include utilities, telecommunication services and materials.

What closing thoughts do you have for Fund shareholders?

We expect equities outside the U.S. to experience a choppy but upward path in the months ahead. We believe markets will confront uncertainty brought on by slow global growth, the direction of interest rates and fluctuations in commodity prices. We believe moderately positive fundamentals, accommodative global monetary policies and attractive valuations support potential gains in international equities as near-term volatility subsides. We believe that high levels of global acquisitions and share buybacks should provide support for valuations and demand for equities. Overall, we continue to execute on our time-tested process with a focus on managing risks not returns. We believe our active investment approach and long-term perspective positions us to take advantage of the volatility in the market.

24	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	25

Calamos International Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	0.94%	4.83%	6.68%
With Sales Charge	-3.85	3.82	6.16
Class B Shares – Inception 3/16/05
Without Sales Charge	0.15	4.03	6.04
With Sales Charge	-4.26	3.69	6.04
Class C Shares – Inception 3/16/05
Without Sales Charge	0.15	4.03	5.88
With Sales Charge	-0.73	4.03	5.88
Class I Shares – Inception 3/16/05	1.16	5.08	6.94
Class R Shares – Inception 3/1/07	0.66	4.56	4.00	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.39%; Class B is 2.15%; C shares is 2.14%; Class I shares is 1.14%; Class R shares is 1.64%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

The MSCI ACWI ex U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

26	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, Calamos Evolving World Growth Fund outperformed its benchmark, posting a 9.56% loss (Class A shares at net asset value) versus the MSCI Emerging Markets Index loss of 14.22%. Since its inception on August 15, 2008, the Fund gained 3.44% on an annualized basis (Class A shares at net asset value) versus 0.85% for the MSCI Emerging Markets Index.

The Fund’s outperformance demonstrates our ability to manage risk amid the difficult environment experienced during the period. The result relative to the benchmark was driven by a combination of factors, including sector and regional positioning, the use of defensive equities including convertible bonds, and strong security selection.

Our team’s focus on actively managing risk while pursuing opportunities tied to the growth trends in emerging markets (notably, the rise of the consumer) has led the Fund to outperform the benchmark since its inception. While there are risk factors that warrant close attention, we continue to see significant long-term growth potential in many markets and believe that clients can continue to benefit from the active management we provide through both calm and volatile periods.

What factors influenced performance?

Emerging market equities significantly trailed the developed market, reflecting concerns over slowing and divergent economic growth, a stronger U.S. dollar and low commodity prices. Against this uneven backdrop, the Fund provided resilience versus the index during downturns and participated in periods of emerging market gains, reflecting what we believe to be the benefits of our active, risk-managed investment approach.

From an economic sector perspective, the Fund’s modest overweight to and selection in consumer staples added the most value versus the benchmark. Specifically, holdings in packaged foods and brewers outperformed because of better growth and balance sheets. Our underweight to and selection in financials also added value, especially with holdings in diversified banks that benefited from strong loan growth and credit-quality trends.

Conversely, selection in energy trailed. Holdings in oil and gas exploration and production performed poorly because of low prices and excess supply. Weaker selection in materials also detracted value. Holdings in construction materials underperformed because of weaker demand and margin pressure.

From a regional perspective, the Fund performed well across the emerging markets versus the benchmark. Our overweight to and selection in Hong Kong benefited performance while selection trailed in China. In addition, selection in South Africa added value while an underweight to South Korea hindered.

How is the Fund positioned?

From a fundamental perspective, we own companies that we believe have attractive growth profiles, solid balance sheets, identifiable catalysts and secular tailwinds that include an expanding consumer class, rapid technological innovation and demand for

OVERVIEW

The Fund invests in growth companies globally, emphasizing companies with revenue streams derived within or from emerging markets. The Fund is designed to actively manage the risk profile over full market cycles.

KEY FEATURES

¡	Active risk management with an aim of generating alpha and less downside risk than the benchmark and peers

¡	Stress company fundamentals, including strong and/or accelerating earnings growth and solid returns on invested capital

¡	Seek global growth companies that may benefit from long-term secular themes in the emerging markets such as the rise of the EM consumer

PORTFOLIO FIT

Because of its focus on risk management, the Fund can serve as a long-term emerging-market allocation.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

www.calamos.com	27

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS
Information Technology	25.5%
Financials	22.1
Consumer Discretionary	18.3
Consumer Staples	9.5
Industrials	7.5
Health Care	5.2
Telecommunication Services	3.9
Energy	3.8
Materials	2.1
Utilities	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

infrastructure. We have positioned the Fund toward commodity consumers and economies benefiting from positive economic and fiscal reforms. We favor investments in India, the Philippines, Mexico and select China opportunities. We are underweight many commodity-intensive economies, including Russia, Brazil, South Africa and Malaysia. We made minor adjustments in our country weights during the period, with modestly higher weights in China and India offset by decreased weights in Brazil, Mexico and Indonesia.

From a sector perspective, the Fund is overweight opportunities in information technology, consumer discretionary and health care and underweight commodity-intensive areas including energy and materials. Further, we have lower weights in financials, utilities and telecommunication services.

Through the period, we reduced holdings in the resource-intensive energy and materials sectors. We offset this with selective additions in health care, consumer staples and industrials, reflecting mainly bottom-up investment opportunities.

We have a cautiously optimistic view of China. In recent months, China loosened monetary policy, announced infrastructure projects and supported housing and autos with specific fiscal stimulus. We do not expect these measures to quickly spark more growth, but we are seeing some signs of stabilization.

What closing thoughts do you have for Fund shareholders?

Our investment approach in emerging markets remains very selective as we believe a one-size-fits-all view is not appropriate. Many emerging market economies face significant headwinds from slow global growth and low commodity prices, while others are benefitting from this trend and enacting positive reforms to improve the sustainability of their economic growth. From a bottom-up perspective, we prefer companies with stronger balance sheets, high or accelerating return on invested capital, good competitive positioning and sound allocation of capital. We believe our active and risk-aware investment approach will continue to prove beneficial to the Fund given the numerous cross-currents in emerging markets.

28	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	-9.56%	0.23%	3.44%
With Sales Charge	-13.83	-0.74	2.74
Class B Shares – Inception 8/15/08
Without Sales Charge	-10.25	-0.52	2.66
With Sales Charge	-14.64	-0.91	2.66
Class C Shares – Inception 8/15/08
Without Sales Charge	-10.25	-0.50	2.67
With Sales Charge	-11.13	-0.50	2.67
Class I Shares – Inception 8/15/08	-9.35	0.49	3.69
Class R Shares – Inception 8/15/08	-9.83	-0.01	3.17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.62%; Class B shares is 2.36%; C shares is 2.37%; Class I shares is 1.37%; Class R shares is 1.86%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	29

Calamos Emerging Market Equity Fund

OVERVIEW

The Fund invests in growth companies globally, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offer the best opportunities for emerging-market growth.

KEY FEATURES

¡	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital and lower debt-to-capital levels

¡	Actively seeks growth opportunities by investing in 100% equity, with at least 80% emerging-market exposure

¡	Utilizes decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed Fund complements emerging-markets strategies with less pronounced growth orientations, such as those that more closely track broad emerging-markets equity.

FUND NASDAQ SYMBOLS
A Shares	CEGAX
C Shares	CEGCX
I Shares	CIEIX
R Shares	CEGRX

FUND CUSIP NUMBERS
A Shares	128120789
C Shares	128120771
I Shares	128120763
R Shares	128120755

EMERGING MARKET EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund had a 14.09% loss (Class A shares at net asset value) versus a loss of 14.22% for the MSCI Emerging Markets Index.

The Fund’s in-line performance versus the benchmark reflected a very difficult period for emerging markets, which significantly trailed developed markets. The period constituted a time of highly choppy returns with broad losses in particular from May through August, impacted most significantly by a deep sell-off in China related to its currency devaluation and economic growth concerns.

Since its inception on December 31, 2013, the Fund declined 8.74% on an annualized basis (Class A shares at net asset value) versus a loss of 6.05% for the index.

What factors influenced performance?

The market’s sharp decline during the period was driven by concerns over slowing and divergent economic growth, a stronger U.S. dollar and low commodity prices. Still, emerging markets finished the last several weeks of the period with strong gains on the heels of a delayed Federal Reserve interest rate increase in September, China’s monetary stimulus and some firming in commodity prices. The Fund participated well in this recovery rally and outpaced the index return in the final month of the period.

From an economic sector perspective relative to the benchmark, the Fund’s modest overweight to and selection in consumer discretionary added the most value. Specifically, holdings in auto parts and textiles outperformed because of better growth fundamentals. Our underweight to and selection in financials also contributed positively to performance. In particular, the Fund’s holdings in asset management and diversified banks outperformed because of stronger fundamentals including asset and loan growth.

Conversely, the Fund’s modest underweight to and selection in consumer staples hindered performance. Holdings in the personal products industry lagged because of security-specific factors. Trailing selection in health care also negatively impacted fund performance. Specifically, holdings in the life and health insurance industry lagged.

From a regional perspective, the fund performed better across the emerging markets. Our overweight to and selection in Hong Kong aided relative performance while selection trailed in China. In addition, selection in Taiwan and South Africa added value while our underweight to and selection in South Korea were disadvantageous.

How is the Fund positioned?

From a fundamental perspective, we believe we own companies with attractive growth profiles, solid balance sheets, identifiable catalysts and secular tailwinds that include an expanding consumer class, rapid technological innovation and demand for infrastructure. We have positioned the Fund toward commodity consumers and economies benefiting from positive economic and fiscal reforms. We favor investments in India, the Philippines, Mexico and select China opportunities. We are underweight many commodity-intensive economies, including Russia, Brazil and Malaysia. We made minor

30	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund

adjustments in our country weights during the period, with moderately higher weights in China, South Korea and India offset by decreased weights in Brazil, Mexico and Indonesia.

From a sector perspective, the Fund is overweight opportunities in information technology, consumer discretionary and health care and underweight commodity-intensive areas including energy and materials. Further, we have lower weights in financials, utilities and telecommunication services.

Through the period, we reduced holdings in the resource-intensive energy and materials sectors. We offset this with selective additions in health care, consumer staples and industrials, reflecting mainly bottom-up investment opportunities.

We have a cautiously optimistic view of China. In recent months, China loosened monetary policy, announced infrastructure projects and supported housing and autos with specific fiscal stimulus. We do not expect these measures to quickly spark more growth, but we are seeing some signs of stabilization.

What closing thoughts do you have for Fund shareholders?

Our investment approach in emerging markets remains very selective as a one-size-fits-all view is not appropriate. Many emerging market economies face significant headwinds from slow global growth and low commodity prices, while others are benefitting from this trend and enacting positive reforms to improve the sustainability of their economic growth. From a bottom-up perspective, we prefer companies with stronger balance sheets and high or accelerating return on invested capital that are supported by competitive positioning and sound allocation of capital. We believe our active and risk-aware investment approach will continue to prove beneficial to the Fund with the numerous cross-currents in emerging markets.

SECTOR WEIGHTINGS
Financials	26.3%
Information Technology	24.8
Consumer Discretionary	13.4
Industrials	7.1
Consumer Staples	6.6
Health Care	5.9
Telecommunication Services	4.0
Energy	3.3
Utilities	2.2
Materials	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	31

Calamos Emerging Market Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/13) THROUGH 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2013
Without Sales Charge	-14.09%	-8.74%
With Sales Charge	-18.16	-11.14
Class C Shares – Inception 12/31/2013
Without Sales Charge	-14.72	-9.42
With Sales Charge	-15.58	-9.42
Class I Shares – Inception 12/31/2013	-13.92	-8.55
Class R Shares – Inception 12/31/2013	-14.32	-8.98

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 3.45%; Class C shares is 4.07%; Class I shares is 3.03%; Class R shares is 3.71%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.75%, 2.50%, 1.50% and 2.00% of average net assets, respectively. This agreement is not terminable by either party.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

32	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund gained 5.33% (Class A shares at net asset value) versus a 2.33% return for the MSCI World Index and 4.47% increase for the MSCI ACWI Growth Index.

The Fund’s strong results, which outperformed by 499 basis points the average return of peers in the Morningstar World Stock category in the period, reflected the strength of the Fund’s growth holdings. The Fund’s growth characteristics and higher-quality fundamentals proved advantageous against a backdrop of single-digit equity returns globally with interim episodes of significant spikes in volatility.

Since its inception on March 1, 2007, the Fund has returned 6.91% on an annualized basis (Class A shares at net asset value) versus a 4.41% return for the MSCI World Index and a 5.44% return for the MSCI ACWI Growth Index. We believe the Fund’s solid track record since its inception is a testament to our focus on long-term global investing and adding value over full market cycles.

What factors influenced performance?

An overweight to and selection in information technology added the most value during the period versus the MSCI ACWI Growth Index. The Fund’s higher weight to Internet software and services contributed in particular. Our underweight to and selection in financials also added value, especially holdings in diversified banks as well as asset management and custody banks.

Conversely, our underweight to and selection in health care impeded performance, as holdings in the biotechnology industry underperformed. Selection in and an underweight to consumer staples also hindered the result as positions within the packaged foods industry underperformed.

From a geographical perspective, an overweight to and selection in Denmark as well as leading security selection in Canada contributed positively to performance. Trailing selection in Japan and Switzerland negatively impacted fund performance, while an overweight to and selection in Mexico also hindered performance.

How is the Fund positioned?

We have positioned the portfolio with an emphasis on secular growth areas including information technology, consumer discretionary, health care, industrials and select financials. Generally, we view the valuations of global growth companies as attractive by historic standards, and we expect growth-oriented companies to outperform in the context of low-but-positive global economic growth.

The Fund’s regional and country positioning reflects the combined perspectives of our top-down global framework and our bottom-up security analysis. Our investment team continually evaluates country-specific macro factors and growth opportunities and actively integrates these into investment decision making.

From a regional perspective, we increased holdings in Europe, which reflected our view of stabilizing economic data, positive corporate revisions, a weakened euro and the

OVERVIEW

The Fund invests in equities of companies around the globe, focusing on those firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

¡	Flexibility to seek growth globally, pursuing the best risk/reward opportunities across country, market capitalization and sector

¡	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and an increased demand for information and entertainment

PORTFOLIO FIT

The Fund is a growth-oriented addition to a strategic global equity allocation that may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

www.calamos.com	33

Calamos Global Equity Fund

SECTOR WEIGHTINGS
Information Technology	30.6%
Consumer Discretionary	20.1
Health Care	13.4
Industrials	11.8
Financials	11.1
Consumer Staples	6.2
Energy	2.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

European Central Bank’s major quantitative easing program. We have combined this increased weight with an emphasis on companies benefiting from asset reflation and export opportunities via a weakened currency.

We also increased our weight in Japan, which reflected our view of accommodative monetary policy, meaningful corporate reforms and earnings growth potential. Economic data has been mixed, but we see a growing universe of companies with improved capital allocation and more shareholder friendly policies. This trend has resulted in increased stock buybacks, dividend increases and capital expenditures. Against this backdrop, we believe Japan’s market is well positioned, although a bottom-up approach remains paramount.

We reduced our weight in the U.S. as we viewed opportunities in Europe and Japan as relatively more attractive. While we remain underweight the U.S., our exposure is primarily focused on secular growth opportunities and companies that are relatively more domestically focused.

We modestly reduced the weight in emerging markets, as we preferred opportunities elsewhere. We anticipate divergence in the near-term prospects of emerging market economies because of low commodity prices, the strong dollar and differing progress of structural reform. We have favored investment in commodity consumers over commodity producers, as reduced energy costs and low inflation generally provide greater policy flexibility and a boost to domestic demand.

In terms of economic sector positioning, we added to health care, consumer discretionary and information technology while we reduced energy and materials. The Fund’s largest allocations in absolute terms include the information technology, consumer discretionary and health care sectors. The smallest allocations include utilities, telecommunication services, materials and energy.

What closing thoughts do you have for Fund shareholders?

We expect global equities to experience a choppy but upward path in the months ahead. Markets will continue to be challenged by muted global growth, the direction of interest rates and fluctuations in commodity prices. We believe moderately positive fundamentals, loose global monetary policy, and attractive valuations support gains in global equities as near-term volatility has subsided. High levels of global acquisition and share buybacks also should provide support for valuations and demand for equities. We believe our active investment approach and long-term perspective positions us to take advantage of the uncertainty in global markets.

34	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	5.33%	8.47%	6.91%
With Sales Charge	0.33	7.43	6.31
Class B Shares – Inception 3/1/07
Without Sales Charge	4.54	7.67	6.18
With Sales Charge	0.40	7.38	6.18
Class C Shares – Inception 3/1/07
Without Sales Charge	4.55	7.67	6.11
With Sales Charge	3.72	7.67	6.11
Class I Shares – Inception 3/1/07	5.64	8.76	7.19
Class R Shares – Inception 3/1/07	5.03	8.19	6.64

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.40%; Class B is 2.15%; Class C shares is 2.14%; Class I shares is 1.15%; Class R shares is 1.64%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Morningstar World Stock category funds have few geographical limitations. It is common for these funds to invest the majority of their assets in the U.S., Europe and Japan, with the remainder divided among the globe’s smaller markets. These funds typically have 20% – 60% of assets in U.S. stocks.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	35

Calamos Growth and Income Fund

OVERVIEW

The Fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk and reward while providing growth and income.

KEY FEATURES

¡	Leverage more than three decades of research experience combining equities and convertible holdings to provide equity-like participation

¡	Provide a core holding option that aims to maintain a consistent risk posture throughout the market cycle

¡	Seek to participate in the upside movements of the equity market while lessening the blows of down periods

PORTFOLIO FIT

The Fund can provide a long-term core allocation to equities with the potential for lower volatility.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund returned 3.50% (Class A shares at net asset value) versus a return of 5.20% for the S&P 500 Index and loss of 0.40% for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

We manage this Fund with the goal of achieving upside equity participation while providing downside protection over full market cycles, and the Fund’s historical performance reflects our goal. During the period, we participated in 67% of equity upside (S&P 500 Index) and outperformed the convertible market index.

We believe that the strategy proves itself even more so over market cycles. Since its inception on September 22, 1988, the Fund returned 11.13% on an annualized basis (Class A shares at net asset value) versus a 10.23% gain for the S&P 500 Index and a 9.29% return for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index. The Fund delivered this outperformance with less volatility as discussed below.

Please discuss the Fund’s lower-volatility characteristics?

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 (Class A shares) versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with almost 30% less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

The Fund performed similarly to the S&P 500 Index through the first nine months of the period, as underweight allocations to underperforming sectors such as energy, materials, telecommunication services and utilities added value. During the late summer market correction, the Fund showed its risk-management characteristics and downside-protection capabilities, holding up better than the equity benchmark in bouts of volatility. Both the Fund’s sector allocation and selection contributed to relative results during this period. In October 2015, as the market swiftly recovered from the late summer correction, the Fund once again advanced and posted positive performance, capturing a significant amount of the S&P 500 Index performance.

From an economic sector perspective versus the S&P 500 Index, our underweight to and selection in telecommunication services, including holdings in wireless telecommunication services, contributed. Also, selection in consumer staples, such as hypermarkets, super centers and drug retail, aided results.

Conversely, selection in health care, including holdings in pharmaceuticals along with life sciences tools and services, held back results. Selection in energy, with holdings in oil and gas exploration and production, also hindered.

36	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up-and-down market trends. In the chart below, you can see how the Fund performed through distinct market periods. In the five major market periods shown, the Fund has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

SECTOR WEIGHTINGS
Information Technology	22.6%
Consumer Discretionary	16.9
Financials	15.0
Health Care	13.2
Industrials	10.0
Consumer Staples	8.3
Energy	5.2
Utilities	2.1
Materials	1.0
Telecommunication Services	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

www.calamos.com	37

Calamos Growth and Income Fund

There is no assurance that the Fund will achieve or maintain its investment objective. Results are before taxes on Fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 10/1/88, since comparative index data is available only for full monthly periods.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

How is the Fund positioned?

We favor opportunities within the information technology, consumer discretionary and health care sectors. We expect our holdings to benefit from secular themes such as mobility and innovation, open access to information and entertainment, productivity enhancements and global infrastructure demand. We are mindful of valuations and have looked to reduce higher valued names in light of a more volatile market. In addition to seeking out reasonable valuations, we favor companies with higher quality attributes and the ability to grow earnings even in a slow-growth economic environment. We see opportunities among companies tied to the U.S. consumer, social media and Internet security. In addition to attractive risk/reward characteristics, we also seek credit-improvement stories in our convertible bond opportunities.

Among selected changes in the period, we increased the Fund’s allocation to consumer discretionary by adding companies with attractive fundamentals, growth prospects or company-specific attributes. We picked up holdings across a number of diversified industries, such as home improvement retail along with auto parts and equipment. We also increased our weighting to consumer staples, while we marginally reduced holdings in energy, financials and industrials. We hold a cautious view towards the industrials and energy sectors because of falling commodity prices, decreased corporate earnings and declining growth catalysts.

What closing thoughts do you have for Fund shareholders?

We believe the U.S. stock market went through a reset period, not a precursor to a recession, as investors contemplated the prospect of slowing global economic growth. We expect elevated volatility to persist over the next several quarters because of well-entrenched concerns as well as growing uncertainty around fiscal policy and the 2016 election. In this environment, certain dislocations may provide meaningful investment opportunities given our longer-term approach. With our expectation of elevated volatility as well as the possibility of rising interest rates, we feel that equity-sensitive securities, such as convertible bonds, can serve as a means to enhance fixed income or manage equity risk in a portfolio.

38	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	39

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	3.50%	7.79%	6.24%
With Sales Charge	-1.42	6.75	5.72
Class B Shares – Inception 9/11/00
Without Sales Charge	2.72	7.23	5.68
With Sales Charge	-1.88	6.92	5.68
Class C Shares – Inception 8/5/96
Without Sales Charge	2.73	6.99	5.45
With Sales Charge	1.83	6.99	5.45
Class I Shares – Inception 9/18/97	3.79	8.07	6.50
Class R Shares – Inception 3/1/07	3.26	7.53	5.44	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.09%; Class B is 1.85%; Class C shares is 1.84%; Class I shares is 0.84%; Class R shares is 1.34%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

40	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund returned 2.02% (Class A shares at net asset value) versus a return of 0.50% for the MSCI ACWI Index and 2.33% for the MSCI World Index.

The Fund’s strong results, which outperformed by 477 basis points the average return of peers in the Morningstar World Allocation* category, reflected what we believe to be the benefits of the Fund’s strategy. The Fund’s outperformance of the MSCI ACWI Index was driven by a combination of factors, including sector and regional positioning in addition to strong security selection. We believe the performance reflects the benefits of our active, risk-managed investment approach. Specifically, the Fund’s blended, actively managed equity and convertible investments provided downside resilience during the third-quarter 2015 sell-off in global equities and participated in the upside gains that followed in October.

Since its inception on September 9, 1996, the Fund returned 8.07% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI ACWI Index return of 6.54% and the MSCI World Index return of 6.67%. The Fund delivered this outperformance with less volatility as discussed below.

Please discuss the Fund’s lower-volatility characteristics?

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style, which focuses on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0.

A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market. Since its inception, the Fund has had a beta of 0.70 (Class A shares) versus the MSCI ACWI Index. The Fund has therefore outperformed the broader equity market, as measured by the MSCI ACWI Index, with almost 30% less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

An overweight to and favorable selection in information technology added the most value during the period versus the MSCI ACWI Index. Our larger weight in the Internet software and services industry contributed in particular as the group performed very well in absolute terms. Our underweight to and selection in financials also added to return. In particular, holdings in diversified banks outperformed.

Conversely, an underweight to and trailing selection in health care hindered performance. Holdings in pharmaceuticals underperformed those in the index. Further, selection in energy set back performance as our larger weight in the poorly performing oil and gas exploration and production industry hampered returns.

From a geographical perspective, our overweight to and selection in Denmark as well as leading security selection in South Africa contributed positively to performance. Trailing selection in the U.S. and Japan hindered performance.

*	World Allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash.

OVERVIEW

The Fund invests primarily in global equity and convertible securities in an attempt to balance risk and reward while providing growth and income.

KEY FEATURES

¡	Combining equity and convertible holdings, aiming to limit downside risk while potentially capturing upside equity participation

¡	Provide a core holding option that aims to maintain a consistent risk posture throughout the market cycle

¡	Participate in the upside movements of the global equity market while lessening the damage of down periods

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over market cycles.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

www.calamos.com	41

Calamos Global Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	28.7%
Consumer Discretionary	18.5
Financials	13.2
Health Care	10.7
Industrials	9.9
Consumer Staples	5.5
Energy	4.0
Materials	1.2
Telecommunication Services	1.0
Utilities	1.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total return-oriented portfolio that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up- and down-market trends. In the chart below, you can see how the Fund performed through a few distinct market periods. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

MANAGING RISK OVER MARKET CYCLES

The Global Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when global markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 9/1/96, since comparative index data is available only for full monthly periods.

42	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

How is the Fund positioned?

We have positioned the Fund with the goal of benefiting from the majority of the global equity market’s upside while providing resilience during periods of market declines. We believe that pairing convertibles and equities allows us to construct a portfolio that can provide equity-like returns with significantly less volatility and equity beta over full market cycles.

The Fund’s regional and country positioning reflects the combined inputs of our top-down global framework and our bottom-up security analysis. Our investment team evaluates country-specific macro factors and growth opportunities and actively integrates these into investment decision making.

From a regional perspective, we increased the Fund’s equity sensitivity in Europe over the period, reflecting our view of stabilizing economic data, positive corporate revisions, a weakened euro and the European Central Bank’s major quantitative easing program. We have combined this positioning with an emphasis on companies benefiting from asset reflation and export opportunities via a weakened currency.

We increased our weighting to Japan, reflecting our view of accommodative monetary policy, meaningful corporate reforms and earnings growth potential. Economic data has been mixed, but we see a growing universe of companies with improved capital allocation and more shareholder friendly policies. This trend has resulted in increased stock buybacks, dividend increases and capital expenditures.

We reduced the Fund’s equity sensitivity in the U.S. as we viewed the opportunity set in Europe and Japan as relatively more attractive. Our holdings in the U.S. are primarily focused on secular growth opportunities and companies that are relatively more domestically focused from a revenue perspective.

We modestly reduced the weight in emerging markets as we preferred opportunities elsewhere. We anticipate continued divergence in the near-term prospects of emerging market economies, due to low commodity prices, the strong dollar and different structural reform trajectories. We have favored investment in commodity consumers over producers, as reduced energy costs and inflationary pressures provide greater policy flexibility and boost domestic demand.

In terms of changes in sector positioning, we added to information technology and health care and reduced energy, materials, industrials and financials. The Fund’s largest allocations in absolute terms are to the information technology and consumer discretionary sectors. The smallest allocations are to utilities, telecommunication services and materials.

www.calamos.com	43

Calamos Global Growth and Income Fund

What closing thoughts do you have for Fund shareholders?

The Fund has provided the kind of performance and resilience we would expect, especially in a volatile global equity market nettled by uncertainties concerning the Federal Reserve and global monetary policies, sluggish economic growth and lower commodity prices. We believe that global equities will experience a choppy but upward path in the months ahead. Markets will continue to be challenged by muted global growth, the direction of interest rates and fluctuations in commodity prices. We believe moderately positive fundamentals, loose global monetary policy and attractive valuations support gains in global equities as near-term volatility has subsided. High levels of global acquisition and share buybacks also should provide support for valuations and demand for equities. With our expectation of elevated volatility accompanied by rising interest rates, we feel that equity-sensitive securities, such as convertible bonds, can serve as a means to enhance fixed income or manage equity risk in a diversified portfolio.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

44	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	2.02%	5.43%	5.63%
With Sales Charge	-2.83	4.40	5.12
Class B Shares – Inception 9/11/00
Without Sales Charge	1.18	4.62	5.00
With Sales Charge	-3.04	4.34	5.00
Class C Shares – Inception 9/24/96
Without Sales Charge	1.19	4.64	4.84
With Sales Charge	0.36	4.64	4.84
Class I Shares – Inception 9/18/97	2.23	5.68	5.88
Class R Shares – Inception 3/1/07	1.74	5.18	3.66	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.44%; Class B and C shares is 2.19%; Class I shares is 1.19%; Class R shares is 1.69%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	45

Calamos Convertible Fund

OVERVIEW

The Fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

¡	Leverage more than three decades of research in convertible security investing

¡	A portfolio diversified across market sector and credit quality emphasizing mid-sized companies with higher-quality balance sheets

¡	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

PORTFOLIO FIT

The Fund offers a way to potentially manage risk alongside an equity allocation with securities that participate in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund had a loss of 3.31% (Class A shares at net asset value) versus the BofA Merrill Lynch All U.S. Convertibles Index decrease of 0.13%. For the same period the Value Line Convertible Index declined 0.59% and the S&P 500 Index gained 5.20%.

The Fund trailed the BofA Merrill Lynch All U.S. Convertibles Index, which was influenced by the strong performance of convertibles with the greatest equity sensitivity. We have been significantly underweight to these convertibles relative to the index as they do not offer downside protection when their underlying equities retreat.

Since its inception on June 21, 1985, the Fund returned 9.04% on an annualized basis (Class A shares at net asset value), compared with a gain of 8.51% for the Value Line Convertible Index and 10.73% for the S&P 500 Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and we focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus a market index, which is assigned a beta of 1.0. A fund with half the volatility of the benchmark index has a beta of 0.5, while a fund with a beta of 2.0 is twice as volatile as the market. Since its inception, the Fund had a beta of 0.63 (Class A shares) versus the S&P 500 Index. The Fund has therefore provided comparable performance to the broader equity market, as measured by the S&P 500 Index, with about 35% less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

Our Fund seeks to use convertibles as a means of participating in the equity market’s upside while holding up better during down market periods. This approach has generally led us to invest in total-return convertibles that display asymmetric upside and downside characteristics relative to their underlying stocks, while eschewing equity-sensitive convertibles that move closely in tandem with their underlying stocks. Over the trailing 12 months ended October 31, 2015, convertibles displaying the most equity sensitivity (defined as convertibles participating with 80% or more of their underlying equity return) represented 38% of the convertible market on average and delivered the strongest return. According to Calamos proprietary analysis, equity-sensitive convertibles produced positive returns while the total-return and credit-sensitive areas of the market were negative. Accordingly, our underweight position to these equity-sensitive issues contributed greatly to the relative underperformance during the reporting period.

Investment grade-rated convertibles outperformed speculative-rated issues as credit spreads widened during the reporting period. Overall high yield credit spreads widened 154 basis points over the year ended October 31, 2015, according to JP Morgan. The Fund benefited from its relatively lighter weighting in the most speculative-rated convertibles.

46	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

In terms of sectors and industries, selection in health care and an underweight to the strong-performing biotechnology and pharmaceuticals industries impeded performance relative to the index. We did not own as high an allocation to convertibles displaying the most equity sensitivity within these industries. Additionally, selection in life sciences and tools lagged. Selection in financials (diversified banks, life and health insurance, and specialized REITs) also trailed. We were also underweight the relatively robust REITs industry. An overweight stance and security selection in information technology (automobile manufacturers) also detracted from returns.

Underweights to the materials and energy sectors helped performance. We hold a cautious view toward these sectors because of pressures from falling commodity prices, decreased corporate earnings and declining growth catalysts.

SECTOR WEIGHTINGS
Information Technology	30.1%
Health Care	19.6
Consumer Discretionary	16.7
Financials	15.6
Energy	3.6
Industrials	3.0
Utilities	2.8
Telecommunication Services	2.2
Consumer Staples	1.8
Materials	0.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Convertible Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

www.calamos.com	47

Calamos Convertible Fund

There is no assurance that the Fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception.

Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining equity markets. There are a variety of ways to express up-market and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up and down market trends. In the chart above, you can see how the Convertible Fund performed compared to the U.S. equity market through distinct market periods over the past 20 years. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

Our research and analysis points us toward opportunities within the information technology, consumer discretionary and health care sectors. We expect our holdings to benefit from long-term trends in mobility and innovation, rising consumption and demographic demand for health care breakthroughs. We see opportunities among companies tied to the U.S. consumer, social media and Internet security, while remaining concerned about companies that are dependent on commodity prices and emerging market demand. In addition to attractive risk/reward characteristics, we continue to seek credit improvement stories in our convertible bond opportunities.

Relative to the convertible index, the portfolio is overweight to the consumer discretionary, health care and information technology economic sectors. The portfolio is relatively underweight to financials, energy, industrials, materials, utilities and consumer staples.

The Fund is allocated heaviest to convertibles displaying attractive risk-reward attributes relative to their underlying common stocks. While the portfolio invests across the entire credit quality spectrum, it had a much lighter allocation to the most speculatively rated (CCC) issuers. We have witnessed in the past that these most speculatively rated holdings do not provide needed downside protection when the underlying equities decline.

In terms of changes to the portfolio over the reporting period, we increased allocations to the consumer discretionary and financials sectors and reduced allocations in industrials, information technology and energy.

What closing thoughts do you have for Fund shareholders?

We expect elevated volatility to persist over the next several quarters, due to both well-entrenched concerns as well as growing uncertainty around fiscal policy and the 2016 election. Heightened volatility is likely to remain within the markets going forward, although certain dislocations may provide meaningful investment opportunities given our longer-term approach. Given our expectation of elevated volatility, as well as the likelihood of rising interest rates, we feel that our risk-managed approach to convertible investing affords the portfolio the opportunity to participate with any equity market advance while providing a measure of downside protection should it prove challenging. We believe that investing in convertibles provides a means to participate in a

48	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

portion of the equity market upside and to achieve a measured degree of downside protection. In this respect, we think returns are best viewed over a full market cycle. We view active management in the convertible universe as essential to providing desirable risk-managed results over time.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	49

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	-3.31%	5.17%	5.38%
With Sales Charge	-7.91	4.15	4.87
Class B Shares – Inception 9/11/00
Without Sales Charge	-4.03	4.39	4.75
With Sales Charge	-8.57	4.08	4.75
Class C Shares – Inception 7/5/96
Without Sales Charge	-4.01	4.38	4.59
With Sales Charge	-4.90	4.38	4.59
Class I Shares – Inception 6/25/97	-3.11	5.43	5.64
Class R Shares – Inception 3/1/07	-3.53	4.90	4.56	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.11%; Class B and C shares is 1.86%; Class I shares is 0.86%; Class R shares is 1.36%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

50	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

What is your rationale behind launching this Fund?

Calamos introduced the Calamos Global Convertible Fund on December 31, 2014, as a natural extension of the investment team’s established capabilities. Calamos has actively managed convertibles for more than 30 years and managed global convertible portfolios for institutional clients since 2001. Global convertible issuance has been robust in recent years, and 2015 was another strong year. Through the fund, investors can take advantage of the healthy sector breadth in convertible issuance as well as regional diversification.

When interest rates rise, traditional fixed-income investments often struggle. Historically, convertibles have proven less vulnerable to rate increases than traditional debt. In general, the more a convertible’s price is determined by the value of its underlying equity, the greater its resilience to rising interest rates, which allows it to outperform traditional bonds when rates rise.

Therefore, we believe the case for convertible securities is strong, and the use of convertibles in a risk-managed strategy may provide benefits that stock and bond allocations alone cannot. However, we believe convertible securities require active management to achieve a desired outcome.

How has the Fund performed?

Since the Fund’s inception on December 31, 2014 to the October 31, 2015, the Fund had a flat return of 0.00% (Class A shares at net asset value) versus the BofA Merrill Lynch Global 300 Convertible Index increase of 2.47%.

The Fund trailed the BofA Merrill Lynch Global 300 Convertible Index, which was led by the strong performance of convertibles with the greatest equity sensitivity. We have been significantly underweight to these convertibles relative to the index as they do not offer downside protection when their underlying equities retreat.

What factors influenced performance?

The Fund seeks to use convertibles as a means of participating in the equity market’s upside while holding up better during down market periods. This philosophy has generally led us to invest with a focus towards total return convertibles that display asymmetric upside and downside characteristics relative to their underlying stocks. The convertible securities displaying the highest amount of equity sensitivity performed the strongest during the reporting period. The BofA Merrill Lynch Global 300 Convertible Index had 34% of its participants in these equity sensitive convertibles on average and these names contributed nearly 75% of the index return. Consistent with our risk-managed approach, our portfolio was significantly underweight to these equity sensitive names, which detracted from returns.

From an economic sector perspective, the Fund’s selection in information technology, namely semiconductor equipment, Internet software and services, home entertainment software, systems software, and communications equipment, held back returns. Likewise, selection in materials, specifically construction materials and diversified chemicals as well as not owning any of the relatively strong-performing steel names,

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk and reward while providing growth and income.

KEY FEATURES

¡	Provides broadly diversified exposure to the global convertible bond universe

¡	Leverages more than 30 years of research in convertible security investing

¡	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

¡	Blends global investment themes and fundamental research via active management

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the Fund can provide a means to manage risk vis-a-vis an equity allocation. The Fund can also serve a role within a fixed-income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS
A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX
R Shares	CRGCX

FUND CUSIP NUMBERS
A Shares	128120748
C Shares	128120730
I Shares	128120722
R Shares	128120714

www.calamos.com	51

Calamos Global Convertible Fund

SECTOR WEIGHTINGS
Information Technology	27.7%
Financials	20.7
Consumer Discretionary	14.6
Health Care	12.8
Industrials	8.9
Telecommunication Services	3.3
Energy	1.8
Materials	1.8
Utilities	1.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

weighed down performance. Selection in consumer discretionary, notably automobile manufacturers along with apparel, accessories and luxury goods businesses, was also a hindrance.

The Fund’s underweight position and selection in industrials, especially trading companies and distributors as well as electrical components and equipment firms, buoyed returns. Also, our avoidance of the poorly performing air freight and logistics industry was beneficial. An underweight to financials provided a boost along with selection in health care (health care equipment, pharmaceuticals, and health care facilities).

In terms of regional influences, an underweight to Europe (and also the euro currency, which weakened versus the dollar) added value as did our selection in Europe. An underweight to emerging Asia detracted from returns.

How is the Fund positioned?

The Fund has its largest allocations to the information technology, financials, consumer discretionary, and health care. The Fund has its lightest allocations to energy, materials, utilities and telecommunication services. We have been attracted to the growth sectors of the market given our current view of being in the latter half of the economic cycle where growth tends to outperform. The Fund’s portfolio is allocated heaviest to convertibles displaying attractive risk/reward attributes relative to their underlying common stocks.

Relative to the global convertible index, the portfolio has slightly heavier allocations in the U.S. and emerging markets. The portfolio is underweight Europe on an absolute basis, although we are closer to equal weight when the equity sensitivity of convertibles is considered.

We have a relatively higher degree of optimism regarding opportunities in Europe and Japan by virtue of their improving growth, weaker currencies that benefit exports, and asset reflation. U.S. companies are showing modest earnings growth, solid balance sheets and resilient consumer demand. On the other hand, many of these businesses are confronting headwinds from a strong dollar and modest capital expenditures, particularly in energy-related industries. High levels of global acquisitions as well as share buybacks should provide a source of support for valuations and demand for equities. Overall, we remain selective in our allocation of capital and continue to execute on our time-tested process with a focus on managing risks, not returns. We believe our active investment approach and long-term perspective positions us to take advantage of the volatility in global markets. Our active management within the global convertible market enables participation in equity market upside while also providing a measured degree of downside protection.

What are your closing thoughts for Fund shareholders?

We anticipate a choppy but upward path in global equities and convertibles in the months ahead; as geopolitical events, continued speculation regarding interest rates, concerns about a slowing global economy, and the 2016 U.S. presidential election are just a short list of items that will fuel volatility. Markets will continue to confront the aforementioned issues, but we believe moderately positive fundamentals, accommodative global monetary policy and attractive valuations support potential gains in global equities. In this context, global growth companies are particularly attractive, as they exhibit the improving fundamentals, reasonable valuations and alignment with key secular themes that ought to enable them to navigate a measured economic growth environment.

52	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	0.00%
With Sales Charge	-4.76
Class C Shares – Inception 12/31/2014
Without Sales Charge	-0.52
With Sales Charge	-1.51
Class I Shares – Inception 12/31/2014	0.29
Class R Shares – Inception 12/31/2014	-0.20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 2.75%; Class C shares is 3.50%; Class I shares is 2.50%; Class R shares is 3.00%. The fund’s investment adviser has contractually agreed to reimburse the fund expenses through March 1, 2017, to the extent necessary so that total annual fund operating expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.35%, 2.10%, 1.10% and 1.60% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

*	Cumulative since inception.

NOTES:

The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

www.calamos.com	53

Calamos Total Return Bond Fund

OVERVIEW

The Fund invests primarily in U.S. fixed income instruments, including government and agency securities, corporate debt and high yield debt.

KEY FEATURES

¡	Active management blending global investment themes and fundamental research

¡	Opportunistic sector allocations that provide greater flexibility in managing risk and reward

¡	Broad diversified exposure to U.S. investment-grade bond market and complementary holdings that may include high yield securities, international bonds and currencies

¡	Active interest rate analysis focused on conservative portfolio duration positioning, given our expectation of rising interest rates

PORTFOLIO FIT

The Fund offers broad exposure to the U.S. investment-grade bond market.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

ASSET ALLOCATION

Corporate Bonds	88.6%
U.S. Government and Agency Securities	9.8
Cash and Receivables/Payables	1.6

Asset allocation is subject to change daily and is calculated as a percentage of net assets.

TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, Calamos Total Return Bond Fund gained 2.04% (Class A shares at net asset value) versus a 1.96% return for the Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 4.69% on an annualized basis (Class A shares at net asset value) versus a 4.88% return for the Barclays U.S. Aggregate Bond Index.

What factors influenced performance over the period?

The Fund’s performance was aided by strong selection in corporate bonds and the overweight to BBB and BB credit tiers versus the benchmark. The lack of agency holdings also contributed as that segment underperformed. The Fund’s lack of mortgages was a detractor.

How is the Fund positioned?

The duration of the portfolio is relatively shorter than the index, given that we do not see yields further out on the curve justifying the additional risk of an eventual rise in longer term interest rates. The portfolio is overweight to corporate debt as we see this as the most attractive segment of the bond market. Within corporate bonds, the portfolio has its heaviest weighting in names within the financials, consumer discretionary and information technology sectors. Our lightest positions are in utilities, telecommunication services and consumer staples.

What closing thoughts do you have for Fund shareholders?

Credit spreads widened dramatically during the reporting period for many reasons. Certainly a global economic slowdown, a Federal Reserve intent on raising interest rates, commodity prices remaining low for an extended period of time, and default rates ticking higher are all reasons to give investors pause. However, we believe that valuations already reflect a number of the headwinds.

The high yield credit spread of 597 basis points as of the end of the period provides a cushion to absorb the challenges. We believe the yield will generate solid returns over the next 12 months, which supports our high allocation to corporate bonds. While there will possibly be more periods of volatility as the markets deal with issues and digest each economic number, we believe long-term investors will be rewarded for this allocation.

The next year is certain to be filled with continued “risk-on” and “risk-off” periods, especially as we embark on the new rate hiking cycle by the Fed and face global economic uncertainty. We continue to have a relatively short duration positioning, which should benefit the portfolio when interest rates rise.

54	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/30/07) THROUGH 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	2.04%	2.44%	4.69%
With Sales Charge	-1.81	1.65	4.22
Class B Shares – Inception 6/27/07
Without Sales Charge	1.29	1.68	3.95
With Sales Charge	-2.15	1.46	3.95
Class C Shares – Inception 6/27/07
Without Sales Charge	1.28	1.69	3.92
With Sales Charge	0.30	1.69	3.92
Class I Shares – Inception 6/27/07	2.30	2.71	4.96
Class R Shares – Inception 6/27/07	1.79	2.18	4.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.05%; Class B and C shares is 1.80%; Class I shares is 0.80%; Class R shares is 1.29%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 0.90%, 1.65%, 1.65%, 0.65% and 1.15% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

www.calamos.com	55

Calamos High Income Fund

OVERVIEW

The Fund invests in a diversified portfolio of U.S. and non-U.S. high yield bonds.

KEY FEATURES

¡	Uses three decades of experience in credit evaluation to find issuers with sustainable revenues and lower risk of default

¡	Emphasis on total return, rather than an exclusive focus on yield, may enhance our ability to generate alpha and preserve capital over the entire credit cycles

¡	A disciplined process using fundamental analysis which can potentially provide the best opportunity for identifying investments

PORTFOLIO FIT

The Fund can complement speculative-grade or investment-grade credit exposure which may provide an attractive option for fixed income investors concerned about generating income.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund had a loss of 3.25% (Class A shares at net asset value) versus a decline of 0.60% for the BofA ML BB-B U.S. High Yield Constrained Index and a 2.43% decrease for the Credit Suisse High Yield Index.

The underperformance of the Fund versus its benchmark index was largely due to positioning in the energy sector, which experienced a significant downdraft during the period. We significantly reduced our holdings in the sector by the end of the period.

Since its inception on August 2, 1999, the Fund gained 6.15% on an annualized basis (Class A shares at net asset value) versus a 6.52% return for BofA ML BB-B U.S. High Yield Constrained Index and 7.03% gain for the Credit Suisse High Yield Index over the same period.

What factors influenced performance?

The high yield sector was challenged during the reporting period amid widening credit spreads and a difficult environment for the energy sector—the second largest sector in the high yield market. According to J.P. Morgan research, overall high yield credit spreads widened 154 basis points over the year ending October 31, 2015. According to Barclays, B credit spreads widened by 148 basis points, and Ba credit spreads widened by 96 basis points. The 5-Year Treasury yield declined by 10 basis points. Within the BofA ML BB-B U.S. High Yield Constrained Index, energy names were down 15.3% during the period.

The underperformance of the Fund versus its benchmark index was largely due to positioning in the energy sector. Though we trimmed our energy allocation over the period, we had a relatively heavier weighting to the poorly performing oil and gas exploration and production industry for much of the reporting period. The energy sector saw widespread weakness after oil prices plummeted in response to a November 2014 OPEC meeting during which members decided not to cut production and stabilize prices. Selection in telecommunication services (alternative carriers) also held back the portfolio’s return. The Fund did benefit from its overweight to and selection in consumer discretionary (automobile manufacturers, specialty stores, apparel retail) during the reporting period. Selection in the health care sector (pharmaceuticals and health care equipment) also supported the return.

How is the Fund positioned?

The Fund utilizes decades of experience in credit research to create a portfolio that is focused on total return and preserving capital, rather than an exclusive focus on yield. Relative to the BofA ML BB-B U.S. High Yield Constrained Index, the Fund’s largest overweight positions are to the consumer discretionary, information technology, industrials, health care and materials sectors. The Fund’s largest underweights are to the financials, utilities, telecommunication services, energy and consumer staples sectors.

From a credit-quality perspective, the Fund is positioned relatively underweight to the BB credit segment while relatively overweight to the B and below segments. We believe that the BB credit tier has the highest amount of sensitivity to rising interest rates, hence our decision to underweight.

56	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund

In terms of portfolio changes during the reporting period, we significantly reduced the allocation to the struggling energy sector and we also trimmed back the industrials and materials sectors. We view the industrials and materials sectors with caution given the impact of falling commodity prices, decreased corporate earnings and declining growth catalysts. We increased allocations in the financials and health care sectors.

What are your closing thoughts for shareholders?

There are numerous reasons why high yield spreads widened so dramatically during the reporting period, many of which we believe are warranted. Certainly a global economic slowdown, a Fed intent on raising interest rates, low commodity prices for an extended period of time, and default rates ticking higher are all reasons to give investors concern about the asset class. However, valuations already reflect a number of the headwinds. At the end of the reporting period, credit spreads of 597 basis points provided a cushion in the high yield market’s coupon to absorb these challenges and should generate solid returns over the next 12 months, especially relative to other fixed income alternatives. There likely will be more periods of volatility as the markets deal with many issues and digest each economic number. The next year is certain to be filled with continued risk-on and risk-off periods especially as we embark on the new rate-hiking cycle by the Fed in an environment fraught with global economic uncertainty. Long-term, however, patient, risk-tolerant investors should be rewarded for an allocation to high yield at current levels.

SECTOR WEIGHTINGS
Consumer Discretionary	24.3%
Industrials	12.9
Energy	10.2
Health Care	10.2
Materials	9.1
Information Technology	7.9
Telecommunication Services	7.7
Financials	7.1
Consumer Staples	4.2
Utilities	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

www.calamos.com	57

Calamos High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	-3.25%	4.33%	5.48%
With Sales Charge	-7.83	3.31	4.98
Class B Shares – Inception 12/21/00
Without Sales Charge	-3.93	3.55	4.85
With Sales Charge	-8.42	3.24	4.85
Class C Shares – Inception 12/21/00
Without Sales Charge	-3.94	3.56	4.70
With Sales Charge	-4.84	3.56	4.70
Class I Shares – Inception 3/1/02	-3.00	4.59	5.75
Class R Shares – Inception 3/1/07	-3.48	4.08	4.46	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.19%; Class B and C shares is 1.94%; Class I shares is 0.94%; Class R shares is 1.44%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch BB-B US High Yield Constrained Index tracks the performance of BB and B rated high yield bonds.

The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

58	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, the Fund returned 1.60% (Class A shares at net asset value) versus a 1.72% return for the Barclays U.S. Government/Credit Index and 0.01% return for the Citigroup 30-Day U.S. Treasury Bill Index.

For both the 10-year and 5-year periods as of October 31, 2015, the Fund’s A shares return ranked in the 10th percentile in the Morningstar Market Neutral category peer group.* The Fund is among the first liquid alternative offerings with more than 25 years of history that blends two main strategies, convertible arbitrage and covered call writing. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially versus fixed income securities.

All facets of the Fund (convertible arbitrage, covered call writing, and beta neutral long-short equity) contributed positively to performance during the period, though we stopped using the beta neutral long-short strategy as of the end of the period.

Since inception on September 4, 1990, the Fund gained 6.51% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays U.S. Government/Credit Index gained 6.43% while the Citigroup 30-Day U.S. Treasury Bill Index returned 2.71%.

How did the covered call strategy contribute?

The covered call writing strategy benefited from the positive return of the S&P 500 Index as the equity basket advanced along with the equity market during the reporting period. Covered call writing also benefited from the swings in volatility during the period, which allowed the opportunity to profit from rebalancing the options in the portfolio. The S&P 500 Volatility Index (VIX) increased from 14.03 at the beginning of the period to 15.07 at the end and was well below its long-term average of 20 during the bulk of the period. However, volatility briefly exceeded the norm during two periods during with highs of 23.57 in December 2014 and 40.74 in August 2015.

Offsetting some of the gains in the strategy were the prices of put options that we purchased as a normal part of the strategy execution to protect potential equity downside. The put options we purchased were costly compared to proceeds we received from our call option sales, which hindered results.

How did convertible arbitrage perform?

The convertible arbitrage strategy also benefited from rising equity prices as more value was gained on the long convertible than was lost on the short equity position over the period. Two detractors for convertible arbitrage during the reporting period included the near zero fed funds rate (no overnight interest was received on short equity positions) and widening credit spreads that exceeded the benefit of declining interest rates.

*	Data is as of 10/31/15. Morningstar category percentile rating is based on annualized total return for the 10-year and 5-year periods. Calamos Market Neutral Income Fund Class A shares were in the 45th, 20th, 10th, and 10th percentiles of 166, 99, 74 and 31 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category. Market Neutral funds attempt to reduce systematic risk created by factors such as exposures to sectors, market-cap ranges, investment styles, currencies, and/or countries.

OVERVIEW

The Fund’s core market strategies include covered call writing and convertible arbitrage, complemented by an opportunistic sleeve. Together, these strategies are intended to provide the Fund with an enhanced potential for risk-managed returns due to their differing responses to volatility.

KEY FEATURES

¡	One of the first alternative mutual funds, capitalizing on experience in the convertible space going back more than three decades

¡	Low correlation with most fixed income benchmarks

¡	Risk management is a primary focus, with risk characteristics that remain well below the equity and fixed income benchmarks

PORTFOLIO FIT

The Fund may provide potential diversification, in particular in a low interest-rate environment.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

www.calamos.com	59

Calamos Market Neutral Income Fund

SECTOR WEIGHTINGS
Information Technology	30.3%
Consumer Discretionary	15.1
Health Care	14.0
Financials	12.7
Energy	7.7
Industrials	7.7
Consumer Staples	4.9
Materials	2.2
Other	2.0
Telecommunication Services	1.8
Utilities	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How did the opportunistic allocation to the beta neutral long-short equity strategy perform?

Over the period, the average month-end allocation to this strategy was 3.8% with the highest at 6.3%. The strategy sought to minimize market risk by taking long positions in an economic sector or industry while simultaneously utilizing short positions in the same sector or industry. The beta neutral long-short equity strategy provided a positive return that was largely in-line with expectations given its mandate and beta constraint. The benefit of the beta neutral long-short equity position was its lack of correlation to the equity market. In essence, the strategy provided a means to maintain a low Fund beta overall. However, given the improving issuance trends of the convertible market, we elected to remove our allocation to the strategy as we felt that the existing core allocations in convertible arbitrage and covered call writing provided a more attractive risk-adjusted return opportunity.

How is the fund positioned?

The Fund had a 52% allocation to convertible arbitrage and a 48% weighting to covered call writing at the end of the period. This reflected an increase of 5% in convertible arbitrage and a slight increase of 2% in covered call writing at the expense of the beta neutral long-short equity allocation, which we exited as previously mentioned. Convertible arbitrage generally performs well in a period of rising volatility and the slightly heavier emphasis in convertible arbitrage reflects the low volatility in the overall market and our expectation for volatility to increase going forward. At the same time, the lack of an overnight interest rebate on the short positions in convertible arbitrage continues to be an impediment to further increasing the allocation.

What are your closing thoughts for shareholders?

As we look forward, we continue to forecast rising volatility in the markets. Geopolitical events, continued speculation regarding interest rates, concerns about a slowing global economy, and the 2016 U.S. presidential election are just a short list of items that will fuel volatility. We are optimistic that this environment will be favorable to the Calamos Market Neutral Income Fund. The Fund derives benefits from changes in volatility, whether from the rebalancing opportunities that higher volatility provides convertible arbitrage or the potential to receive higher call premiums in the covered call allocation. Given the portfolio’s composition, we see continued opportunities for investors in the Fund. As the Fund has lower correlations to other asset classes, investor portfolios should benefit from the Fund’s stability in a market environment that turns increasingly volatile. Additionally, when used within a fixed income allocation, the Fund has historically provided bond-like returns and bond-like risk without bond-like interest rate sensitivity.

60	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	61

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	1.60%	3.79%	3.63%
With Sales Charge	-3.19	2.79	3.13
Class B Shares – Inception 9/11/00
Without Sales Charge	0.84	3.02	3.02
With Sales Charge	-4.15	2.66	3.02
Class C Shares – Inception 2/16/00
Without Sales Charge	0.86	3.01	2.85
With Sales Charge	-0.13	3.01	2.85
Class I Shares – Inception 5/10/00	1.89	4.04	3.90
Class R Shares – Inception 3/1/07	1.36	3.53	2.75	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 1.22%; Class B and C shares is 1.96%; Class I shares is 0.97%; Class R shares is 1.47%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

62	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund

HEDGED EQUITY INCOME FUND

INVESTMENT TEAM DISCUSSION

What is the rationale behind launching the Fund?

The Calamos Hedged Equity Income Fund was launched on December 31, 2014, continuing the firm’s history of providing liquid alternative strategies with the aim of helping to generate income, total return and lower volatility. Covered call writing, the strategy utilized by the Fund, involves investing in a diversified portfolio of stocks that represents the S&P 500 Index and selling options to generate income and potentially reduce volatility over the long-term. We also purchase put options to limit losses from the equity basket in down markets. As one of the first asset managers to establish an alternative-oriented mutual fund, Calamos has almost a decade of experience with covered call writing. We believe the strategy is most likely to perform well in volatile equity markets that trend sideways or down. The Fund generally has low correlations to common asset classes, asymmetric performance characteristics and is generally more liquid than hedge funds.

How has the Fund performed?

Since the Fund’s inception on December 31, 2014, to October 31, 2015, the Hedged Equity Income Fund returned 0.67% (Class A shares at net asset value). For this same period, the S&P 500 Index returned 2.70% and the Barclays U.S. Aggregate Bond Index returned 1.14%.

We believe it’s important to consider that the since inception performance comparison between the Fund and the benchmark S&P 500 Index was negatively affected by an idiosyncrasy pertaining to the Fund’s launch: Fund trades made on the inception date of December 31, 2014, resulted in a loss as the equity market declined, reflected by a 1.03% fall in the S&P 500. However, inception dates for benchmarks conventionally start at the end of the trading day. Thus while the loss on December 31 is reflected in the Fund’s performance, the equity market decline on the same day is not reflected in the S&P 500 because the benchmark inception commenced after the market closed.

What factors influenced performance?

Despite the rocky start as discussed above, the Fund benefited from the positive return of the S&P 500 Index over the subsequent 10-month period as the portfolio’s equity basket performed largely in-line with the equity market. The underlying equities posted a 2.75% return versus the S&P 500 Index return of 2.70%.

The Fund’s option strategies benefited from swings in volatility, which allowed the opportunity to rebalance and restrike the options in the portfolio during the inception to end date period. While volatility fell overall as reflected in the S&P 500 Volatility Index (VIX) starting at 19.20 and finishing at 15.07 during the period, the VIX vacillated throughout the period and occasionally spiked—hitting 40.74 in late August, for example. These changes in volatility allowed us to opportunistically rebalance our option trades, which proved favorable to the strategy.

The increased option skew observed throughout the period detracted from the Fund. What this meant was the cost of puts purchased was high relative to the premium received from calls written.

OVERVIEW

The Fund uses an alternative strategy that invests in equities and sells options with the aim of achieving the total return of equity markets with lower volatility. It utilizes a covered call strategy, which involves investing in a diversified portfolio of equities while using options to generate income and manage risk.

KEY FEATURES

¡	Draws upon almost a decade of experience in covered call writing and more than two decades of equity investing

¡	Option-based risk-management strategy may lower the volatility of equity investments

¡	An alternative approach potentially provides upside participation in equity markets while limiting downside exposure

PORTFOLIO FIT

The Fund provides an alternative strategy that can generate income and equity exposure with potentially lower volatility than equities.

FUND NASDAQ SYMBOLS
A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX
R Shares	CRHEX

FUND CUSIP NUMBERS
A Shares	128120698
C Shares	128120680
I Shares	128120672
R Shares	128120664

www.calamos.com	63

Calamos Hedged Equity Income Fund

SECTOR WEIGHTINGS
Information Technology	22.2%
Financials	16.2
Health Care	14.8
Consumer Discretionary	12.3
Consumer Staples	9.7
Industrials	9.4
Energy	7.7
Utilities	3.1
Materials	2.7
Telecommunication Services	2.6
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the fund positioned?

Option Positioning. The call and put quantities are frequently adjusted to maintain a balanced risk/reward. At the end of October, the portfolio was positioned with 73% calls written against the equity basket versus a 59% put hedge. Additionally, the calls written averaged roughly 3.2% out of the money with 68 days to expiration, while the puts purchased averaged 9.7% out of the money with 19 days to expiration.

Sector Positioning. At the end of the reporting period, the equity basket was slightly overweight to the information technology and energy sectors. Slight underweight positions were noted in the consumer discretionary and industrials sectors.

Market Cap Positioning. Relative to the S&P 500 Index, the portfolio maintained a heavier relative weight to larger cap (>$25 billion) holdings and a lighter weight to small cap ($1 billion to $12 billion) and mid cap ($12 billion to $25 billion) names.

What closing thoughts do you have for shareholders?

As we look forward, we continue to forecast rising volatility in the markets. Geopolitical events, continued speculation regarding interest rates, concerns about a slowing global economy, and the 2016 U.S. presidential election are just a short list of items that are likely to fuel volatility. The fund derives benefits from “volatility in volatility” as the changes in volatility levels provide the opportunity to profit from rebalancing our hedges. We are optimistic that this environment will assist the Fund and its objective to achieve the total return of equity markets with lower volatility.

64	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	0.67%
With Sales Charge	-4.13
Class C Shares – Inception 12/31/2014
Without Sales Charge	0.09
With Sales Charge	-0.91
Class I Shares – Inception 12/31/2014	0.89
Class R Shares – Inception 12/31/2014	0.54

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 2.61%; Class C shares is 3.36%; Class I shares is 2.36%; Class R shares is 2.86%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.25%, 2.00%, 1.00% and 1.50% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

*	Cumulative since inception.

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	65

Calamos Long/Short Fund

OVERVIEW

The Fund utilizes a high-conviction, best ideas long/short strategy that invests primarily in U.S. equity securities and is diversified with exposure to key sectors.

KEY FEATURES

¡	Seasoned team of investment professionals in the hedge fund and long/short space with deep expertise in the industries they cover

¡	High-conviction investing with the aim of generating alpha through both long and short positions

¡	Catalyst driven and bottom-up fundamental equity investment approach

¡	Collaborative assessment of ideas that are vetted by the entire team rather than one portfolio manager

PORTFOLIO FIT

The Fund may be suitable for investors seeking an alternative solution to complement and diversify a long-only portfolio with an investment that has the potential to lower overall portfolio beta and create superior risk-adjusted returns.

FUND NASDAQ SYMBOLS
A Shares	CALSX
C Shares	CCLSX
I Shares	CILSX
R Shares	CRLSX

FUND CUSIP NUMBERS
A Shares	128120607
C Shares	128120706
I Shares	128120805
R Shares	128120888

LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2015, Calamos Long/Short Fund returned 0.09% (Class A shares at net asset value) versus the HFRI Equity Hedge Index return of 0.70% and S&P 500 Index gain of 5.20%. The Fund maintained conservative exposures over the past year due to the challenging equity setting. This market volatility was a consequence of the profit recession in the U.S., concern over the timing of a rate rise by the Federal Reserve, and growing awareness of recessionary pressures in China and the emerging economies, the latter of which have impacted the foreign sales and earnings of U.S. companies.

The Fund is an alternative strategy, where we take long positions on individual companies that gain when stocks rise and short positions that gain when stocks fall. We believe the Fund provides an opportunity for consistent performance under various market conditions. Our focus is on fundamental research, a consistent portfolio management process, and a mission to generate attractive risk-adjusted returns for our investors. Commencing on October 6, 2015, a new management team led by Michael Grant assumed portfolio responsibilities for the Fund.

Since its inception on June 3, 2013, the Fund returned 3.80% on an annualized basis (Class A shares at net asset value). Over the same period, the HFRI Equity Hedge Index returned 3.96%, while the S&P 500 Index returned 12.63%.

What factors influenced performance over the period?

Stock selection with the best risk-reward profiles benefited results, but the overriding market backdrop proved challenging. Concern over the economic cycle led to rapid sector rotation and the dominance of a handful of high profile “nifty” names that are driving S&P 500 Index returns. From an economic perspective, the largest contributors came from investments in information technology (specifically third quarter 2015), while investments in health care hindered performance. Long positions contributed positively to results and short investments detracted.

How is the Fund positioned?

The Fund’s gross exposure, or the sum of long and short positions, totaled 91% at the end of October. The net long exposure, or the long position less the short position, totaled 45%. The team gradually increased its net long exposure into autumn 2015 based on the view that market participants have assumed an overly negative outlook for the U.S. economy. We believe the U.S. economy remains on sound footing and see the past year’s consolidation as typical for the mid-cycle stage of a long expansion. The profit recession of 2015 has been driven by stress in the energy and commodities complex as well as the strong U.S. dollar. Both negatives are likely to recede in the coming year, which will allow investors to anticipate some profit acceleration on modest improvement in global growth.

Another source of market volatility has been the timing of the Federal Reserve’s first hike in interest rates. However, we believe the Federal Reserve will emphasize its gradual intentions, with no desire to hinder the economic expansion or the nascent

66	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Fund

recovery in labor income. With this major uncertainty removed, we believe equities will respond positively. The big surprise of the coming year could be that global equities climb a wall of worry as policymakers achieve their core objective of sustained economic growth.

Our market cap exposure remains fairly balanced between large and mid cap companies. In recent months, we have added several financial names to the long portfolio on the view that they offer strong value. Their respectable dividend yields and future rate, albeit modest, will positively impact margins. We have also added several major integrated oil companies. We do not expect a significant recovery in oil prices, but managements are finally embracing the new price regime and, therefore, are focusing on sustaining the cash flows to support dividend payouts. As investors gain confidence in their ability to fund these dividends, there is substantial upside to share prices as yields are typically twice the market average.

What are your closing thoughts for Fund shareholders?

The U.S. market recently suffered its first 10% correction in three years, declining 12.3% peak to trough. China’s sudden devaluation, fears of Fed tightening and lackluster earnings reports have all contributed to the negative investor sentiment. We think the Federal Reserve will shortly convince investors that the imminent rate cycle will be gradual and essentially unnoticeable in terms of its impact on economic activity. We also believe the profits cycle is bottoming as global growth is set to improve in 2016. It therefore follows that the coming year could be a good one for U.S. stocks.

SECTOR WEIGHTINGS
Financials	21.4%
Information Technology	17.6
Health Care	9.1
Consumer Discretionary	7.2
Industrials	4.4
Energy	4.2
Materials	3.0
Consumer Staples	1.0
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	67

Calamos Long/Short Fund

GROWTH OF $10,000: SINCE INCEPTION (6/3/13) THROUGH 10/31/15

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/15

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/3/2013
Without Sales Charge	0.09%	3.80%
With Sales Charge	-4.66	1.72
Class C Shares – Inception 6/3/2013
Without Sales Charge	-0.66	3.03
With Sales Charge	-1.65	3.03
Class I Shares – Inception 6/3/2013	0.37	4.05
Class R Shares – Inception 6/3/2013	-0.10	3.56

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 3/1/15, the Fund’s gross expense ratio for Class A shares is 2.61%; Class C shares is 3.27%; Class I shares is 2.14%; Class R shares is 2.72%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The HFRI Equity Hedge Index consists of funds where portfolio managers maintain long and short positions in primarily equity and derivative securities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

68	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2015 to October 31, 2015, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of a fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2015 to October 31, 2015, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com	69

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2015 and held through October 31, 2015.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.66	$10.43	$10.43	$5.40	$7.92
Actual – Ending Balance	$1,002.60	$998.80	$998.50	$1,003.80	$1,001.20

Hypothetical Expenses per $1,000*	$6.72	$10.51	$10.51	$5.45	$7.98
Hypothetical – Ending Value	$1,018.55	$1,014.77	$1,014.77	$1,019.81	$1,017.29

Annualized expense ratio	1.32%	2.07%	2.07%	1.07%	1.57%
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000**	$5.73	$9.45	$9.45	$4.49	$6.97
Actual – Ending Balance	$977.70	$973.60	$974.00	$979.00	$976.00

Hypothetical Expenses per $1,000*	$5.85	$9.65	$9.65	$4.58	$7.12
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,015.63	$1,020.67	$1,018.15

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS FOCUS GROWTH FUND
Actual Expenses per $1,000*	$5.80	$9.57	$9.57	$4.54	$7.06
Actual – Ending Balance	$1,001.10	$997.60	$997.60	$1,002.80	$1,000.00

Hypothetical Expenses per $1,000*	$5.85	$9.65	$9.65	$4.58	$7.12
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,015.63	$1,020.67	$1,018.15

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$7.21	$10.79	$10.79	$6.01	$8.41
Actual – Ending Balance	$906.20	$902.90	$902.80	$907.50	$905.70

Hypothetical Expenses per $1,000*	$7.63	$11.42	$11.42	$6.36	$8.89
Hypothetical – Ending Value	$1,017.64	$1,013.86	$1,013.86	$1,018.90	$1,016.38

Annualized expense ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$6.78	—	$10.53	$5.53	$8.04
Actual – Ending Balance	$993.40	—	$989.50	$995.30	$992.40

Hypothetical Expenses per $1,000*	$6.87	—	$10.66	$5.60	$8.13
Hypothetical – Ending Value	$1,018.40	—	$1,014.62	$1,019.66	$1,017.14

Annualized expense ratio(1)	1.35%	—	2.10%	1.10%	1.60%
CALAMOS MID CAP GROWTH FUND
Actual Expenses per $1,000*	$6.01	—	$9.59	$4.81	$7.20
Actual – Ending Balance	$907.00	—	$903.20	$907.40	$905.00

Hypothetical Expenses per $1,000*	$6.36	—	$10.16	$5.09	$7.63
Hypothetical – Ending Value	$1,018.90	—	$1,015.12	$1,020.16	$1,017.64

Annualized expense ratio(1)	1.25%	—	2.00%	1.00%	1.50%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$6.28	$9.94	$9.95	$5.06	$7.51
Actual – Ending Balance	$947.90	$943.60	$944.10	$948.60	$946.40

Hypothetical Expenses per $1,000*	$6.51	$10.31	$10.31	$5.24	$7.78
Hypothetical – Ending Value	$1,018.75	$1,014.97	$1,014.97	$1,020.01	$1,017.49

Annualized expense ratio	1.28%	2.03%	2.03%	1.03%	1.53%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Total Return Bond Fund and Hedged Equity Income Fund are adjusted to reflect fee waiver.

70	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2015 and held through October 31, 2015.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$7.83	$11.35	$11.35	$6.66	$9.01
Actual – Ending Balance	$872.50	$869.10	$869.10	$873.80	$871.50

Hypothetical Expenses per $1,000*	$8.44	$12.23	$12.23	$7.17	$9.70
Hypothetical – Ending Value	$1,016.84	$1,013.06	$1,013.06	$1,018.10	$1,015.58

Annualized expense ratio	1.66%	2.41%	2.41%	1.41%	1.91%
CALAMOS EMERGING MARKET EQUITY FUND
Actual Expenses per $1,000*	$8.12	—	$11.58	$6.96	$9.28
Actual – Ending Balance	$841.00	—	$837.30	$841.30	$840.00

Hypothetical Expenses per $1,000*	$8.89	—	$12.68	$7.63	$10.16
Hypothetical – Ending Value	$1,016.38	—	$1,012.60	$1,017.64	$1,015.12

Annualized expense ratio(1)	1.75%	—	2.50%	1.50%	2.00%
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$6.70	$10.44	$10.44	$5.46	$7.95
Actual – Ending Balance	$985.10	$981.00	$981.00	$986.00	$983.20

Hypothetical Expenses per $1,000*	$6.82	$10.61	$10.61	$5.55	$8.08
Hypothetical – Ending Value	$1,018.45	$1,014.67	$1,014.67	$1,019.71	$1,017.19

Annualized expense ratio	1.34%	2.09%	2.09%	1.09%	1.59%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.63	$9.42	$9.47	$4.42	$6.90
Actual – Ending Balance	$1,013.70	$1,009.70	$1,009.80	$1,015.20	$1,012.50

Hypothetical Expenses per $1,000*	$5.65	$9.45	$9.50	$4.43	$6.92
Hypothetical – Ending Value	$1,019.61	$1,015.83	$1,015.78	$1,020.82	$1,018.35

Annualized expense ratio	1.11%	1.86%	1.87%	0.87%	1.36%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.46	$11.17	$11.17	$6.22	$8.71
Actual – Ending Balance	$974.00	$970.10	$970.40	$975.70	$973.70

Hypothetical Expenses per $1,000*	$7.63	$11.42	$11.42	$6.36	$8.89
Hypothetical – Ending Value	$1,017.64	$1,013.86	$1,013.86	$1,018.90	$1,016.38

Annualized expense ratio	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.61	$9.28	$9.28	$4.38	$6.83
Actual – Ending Balance	$951.70	$948.40	$948.20	$952.60	$950.50

Hypothetical Expenses per $1,000*	$5.80	$9.60	$9.60	$4.53	$7.07
Hypothetical – Ending Value	$1,019.46	$1,015.68	$1,015.68	$1,020.72	$1,018.20

Annualized expense ratio	1.14%	1.89%	1.89%	0.89%	1.39%
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.67	—	$10.36	$5.44	$7.90
Actual – Ending Balance	$960.60	—	$957.40	$961.60	$958.70

Hypothetical Expenses per $1,000*	$6.87	—	$10.66	$5.60	$8.13
Hypothetical – Ending Value	$1,018.40	—	$1,014.62	$1,019.66	$1,017.14

Annualized expense ratio(1)	1.35%	—	2.10%	1.10%	1.60%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Total Return Bond Fund and Hedged Equity Income Fund are adjusted to reflect fee waiver.

www.calamos.com	71

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2015 and held through October 31, 2015.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.54	$8.30	$8.30	$3.28	$5.79
Actual – Ending Balance	$999.70	$996.00	$996.00	$1,001.00	$998.50

Hypothetical Expenses per $1,000*	$4.58	$8.39	$8.39	$3.31	$5.85
Hypothetical – Ending Value	$1,020.67	$1,016.89	$1,016.89	$1,021.93	$1,019.41

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000*	$6.47	$10.17	$10.21	$5.24	$7.76
Actual – Ending Balance	$960.90	$958.00	$957.80	$962.10	$960.70

Hypothetical Expenses per $1,000*	$6.67	$10.46	$10.51	$5.40	$7.98
Hypothetical – Ending Value	$1,018.60	$1,014.82	$1,014.77	$1,019.86	$1,017.29

Annualized expense ratio	1.31%	2.06%	2.07%	1.06%	1.57%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.15	$9.92	$9.91	$4.89	$7.41
Actual – Ending Balance	$1,000.60	$997.10	$996.50	$1,001.90	$999.50

Hypothetical Expenses per $1,000*	$6.21	$10.01	$10.01	$4.94	$7.48
Hypothetical – Ending Value	$1,019.05	$1,015.27	$1,015.27	$1,020.32	$1,017.79

Annualized expense ratio(2)	1.22%	1.97%	1.97%	0.97%	1.47%
CALAMOS HEDGED EQUITY INCOME FUND
Actual Expenses per $1,000*	$6.31	—	$10.08	$5.05	$7.57
Actual – Ending Balance	$1,002.60	—	$998.90	$1,003.90	$1,001.40

Hypothetical Expenses per $1,000*	$6.36	—	$10.16	$5.09	$7.63
Hypothetical – Ending Value	$1,018.90	—	$1,015.12	$1,020.16	$1,017.64

Annualized expense ratio(1)	1.25%	—	2.00%	1.00%	1.50%
CALAMOS LONG/SHORT FUND
Actual Expenses per $1,000*	$11.27	—	$15.00	$10.02	$12.47
Actual – Ending Balance	$987.10	—	$983.20	$988.10	$986.10

Hypothetical Expenses per $1,000*	$11.42	—	$15.20	$10.16	$12.63
Hypothetical – Ending Value	$1,013.86	—	$1,010.08	$1,015.12	$1,012.65

Annualized expense ratio(2)	2.25%	—	3.00%	2.00%	2.49%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, Global Convertible Fund, Total Return Bond Fund and Hedged Equity Income Fund are adjusted to reflect fee waiver.

(2)	Includes 0.12% and 0.48% related to dividend expense on short positions for Market Neutral Income Fund and Long/Short Fund, respectively.

72	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
COMMON STOCKS (93.6%)
	Consumer Discretionary (22.5%)
82,000	Amazon.com, Inc.#	$51,323,800
711,000	Bloomin’ Brands, Inc.^	12,065,670
426,000	Comcast Corp. - Class A	26,676,120
284,400	Deckers Outdoor Corp.#	15,829,704
278,400	Delphi Automotive, PLC	23,160,096
604,000	Dollar General Corp.	40,933,080
1,401,300	Hilton Worldwide Holdings, Inc.	35,018,487
464,100	Home Depot, Inc.	57,381,324
898,000	Liberty Global, PLC - Class A#	39,978,960
662,400	Lions Gate Entertainment Corp.	25,813,728
187,300	Nike, Inc. - Class B	24,541,919
51,500	Priceline Group, Inc.#	74,893,360
269,000	PVH Corp.	24,465,550
145,500	Royal Caribbean Cruises, Ltd.	14,309,925
1,172,000	Starbucks Corp.	73,332,040
80,000	Tesla Motors, Inc.#^	16,554,400
507,500	Walt Disney Company	57,723,050

		614,001,213

	Consumer Staples (4.8%)
1,066,190	Mondelez International, Inc. - Class A	49,215,330
1,136,800	Reynolds American, Inc.	54,930,176
314,600	Walgreens Boots Alliance, Inc.	26,640,328

		130,785,834

	Energy (2.4%)
679,300	Gulfport Energy Corp.#	20,698,271
565,700	Schlumberger, Ltd.	44,215,112

		64,913,383

	Financials (3.7%)
384,300	Evercore Partners, Inc. - Class A	20,752,200
118,800	Intercontinental Exchange, Inc.	29,985,120
895,700	Realogy Holdings Corp.#	35,021,870
265,000	Wells Fargo & Company	14,347,100

		100,106,290

	Health Care (16.5%)
547,600	AbbVie, Inc.	32,609,580
573,500	Acadia Healthcare Company, Inc.#	35,218,635
170,400	Alexion Pharmaceuticals, Inc.#	29,990,400
412,300	Alkermes, PLC#^	29,652,616
424,000	Celgene Corp.#	52,029,040
275,839	Cepheid#	9,213,023
533,800	Cerner Corp.#	35,385,602
664,400	Envision Healthcare Holdings, Inc.#	18,736,080
435,000	HCA Holdings, Inc.#	29,923,650
117,400	Illumina, Inc.#	16,821,072

NUMBER OF SHARES			VALUE
754,900		IMS Health Holdings, Inc.#	$20,548,378
124,000		Incyte Corp.#	14,573,720
86,800		Jazz Pharmaceuticals, PLC#	11,915,904
172,500		Shire, PLC	39,166,125
318,000		Stryker Corp.	30,407,160
1,017,400		Zoetis, Inc.	43,758,374

			449,949,359

		Industrials (8.8%)
1,122,000		CSX Corp.	30,282,780
374,000		Fortune Brands Home & Security, Inc.	19,571,420
164,000		Lockheed Martin Corp.	36,052,120
323,200		Manpowergroup, Inc.	29,663,296
545,000		Quanta Services, Inc.#	10,959,950
335,600		Raytheon Company	39,399,440
153,400		Rockwell Automation, Inc.	16,745,144
350,800		United Parcel Service, Inc. - Class B	36,139,416
191,600		WABCO Holdings, Inc.#	21,503,268

			240,316,834

		Information Technology (33.6%)
204,100		Alphabet, Inc. - Class A#	150,501,299
1,282,500		Apple, Inc.	153,258,750
907,000		Booz Allen Hamilton Holding Corp.	26,720,220
272,000		Broadcom Corp. - Class A	13,980,800
548,400		Cognizant Technology Solutions Corp. - Class A#	37,351,524
149,400		CoStar Group, Inc.#	30,338,658
1,231,200		Facebook, Inc. - Class A#	125,545,464
611,400		FireEye, Inc.#^	15,988,110
524,300		MasterCard, Inc. - Class A	51,900,457
1,758,000		Microsoft Corp.	92,541,120
240,800		Qorvo, Inc.#	10,578,344
358,600		Red Hat, Inc.#	28,368,846
840,700		Sabre Corp.	24,649,324
453,000		Salesforce.com, Inc.#	35,202,630
140,000		Tableau Software Inc - Class A#	11,754,400
380,000		TE Connectivity, Ltd.	24,487,200
813,000	HKD	Tencent Holdings, Ltd.	15,324,545
750,200		VeriFone Systems, Inc.#	22,611,028
328,300		Western Digital Corp.	21,937,006
296,000		Workday, Inc. - Class A#	23,375,120

			916,414,845

		Telecommunication Services (1.3%)
932,000		T-Mobile USA, Inc.#	35,313,480

		TOTAL COMMON STOCKS (Cost $2,009,464,146)	2,551,801,238

See accompanying Notes to Schedule of Investments	www.calamos.com	73

Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (6.3%)
171,740,559	Fidelity Prime Money Market Fund - Institutional Class (Cost $171,740,559)	$171,740,559

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.3%)
	Federal Home Loan Bank Discount Notes
8,875,825	0.000%, 12/18/15	8,875,825
8,875,745	0.000%, 12/23/15	8,875,745
8,875,318	0.000%, 11/24/15	8,875,318
4,438,236	0.000%, 11/18/15	4,438,236
4,437,835	0.000%, 12/02/15	4,437,835
12,503,263	Fidelity Prime Money Market Fund - Institutional Class	12,503,263
3,550,689	Goldman Sachs Financial Square Fund	3,550,689
10,377,273	Morgan Stanley Institutional Liquidity Fund	10,377,273

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $61,934,184)	61,934,184

TOTAL INVESTMENTS (102.2%) (Cost $2,243,138,889)		2,785,475,981

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.3%)		(61,934,184)

OTHER ASSETS, LESS LIABILITIES (0.1%)		2,583,591

NET ASSETS (100.0%)		$2,726,125,388

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER- PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	01/28/16	3,118,000	$4,805,297	$(37,766)
Northern Trust Company	British Pound Sterling	01/28/16	21,602,000	33,291,864	(87,537)
Northern Trust Company	Hong Kong Dollar	01/28/16	110,260,000	14,229,722	1,046

					$(124,257)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATION

HKD	Hong Kong Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

74	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Opportunistic Value Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
COMMON STOCKS (96.6%)
	Consumer Discretionary (6.5%)
5,100	Best Buy Company, Inc.	$178,653
3,500	Comcast Corp. - Class A	219,170
4,200	Dick’s Sporting Goods, Inc.	187,110
2,620	Dillard’s, Inc. - Class A	234,437
2,700	Foot Locker, Inc.	182,925
15,600	Ford Motor Company	231,036
4,400	GameStop Corp. - Class A^	202,708
6,800	General Motors Company, Inc.	237,388
14,000	Gentex Corp.	229,460
2,600	Genuine Parts Company	235,976
6,300	Goodyear Tire & Rubber Company	206,892
6,900	H&R Block, Inc.	257,094
3,900	Harley-Davidson, Inc.	192,855
4,650	Johnson Controls, Inc.	210,087
4,500	Kohl’s Corp.	207,540
2,250	Lear Corp.	281,385
6,350	Target Corp.	490,093
4,980	Time Warner, Inc.	375,193
7,000	Twenty-First Century Fox, Inc.	214,830

		4,574,832

	Consumer Staples (4.9%)
7,300	Archer-Daniels-Midland Company	333,318
2,700	Bunge, Ltd.	196,992
2,300	CVS Health Corp.	227,194
7,300	Mondelez International, Inc. - Class A	336,968
2,730	Philip Morris International, Inc.	241,332
20,900	Procter & Gamble Company	1,596,342
2,875	Walgreens Boots Alliance, Inc.	243,455
8,400	Whole Foods Market, Inc.	251,664

		3,427,265

	Energy (12.4%)
5,550	Apache Corp.	261,572
8,855	ConocoPhillips	472,414
9,700	CVR Energy, Inc.	431,262
6,188	Devon Energy Corp.	259,463
5,900	Dril-Quip, Inc.#	363,204
3,300	EOG Resources, Inc.	283,305
25,770	Exxon Mobil Corp.	2,132,210
22,800	Frank’s International, NV	391,248
12,800	Halliburton Company	491,264
2,900	Helmerich & Payne, Inc.	163,183
14,400	Marathon Oil Corp.	264,672
3,900	Marathon Petroleum Corp.	202,020
5,000	Murphy Oil Corp.	142,150
6,900	National Oilwell Varco, Inc.	259,716

NUMBER OF SHARES		VALUE
5,725	Occidental Petroleum Corp.	$426,741
8,600	Phillips 66	765,830
12,800	Schlumberger, Ltd.	1,000,448
6,120	Valero Energy Corp.	403,430

		8,714,132

	Financials (29.0%)
7,400	American Express Company	542,124
5,225	American Financial Group, Inc.	377,193
12,265	American International Group, Inc.	773,431
2,000	American National Insurance Company	206,560
3,300	Amtrust Financial Services, Inc.	225,126
1,850	AvalonBay Communities, Inc.	323,436
60,500	Bank of America Corp.	1,015,190
5,540	Bank of Hawaii Corp.	362,759
13,171	Berkshire Hathaway, Inc. - Class B#	1,791,519
670	BlackRock, Inc.	235,820
1,600	Boston Properties, Inc.	201,360
6,805	Brown & Brown, Inc.	219,597
4,150	Capital One Financial Corp.	327,435
1,795	Chubb Corp.	232,183
4,075	Cincinnati Financial Corp.	245,437
18,130	Citigroup, Inc.	963,972
2,950	Digital Realty Trust, Inc.	218,182
6,900	Discover Financial Services	387,918
5,135	East West Bancorp, Inc.	207,403
4,100	Equity Residential	317,012
6,125	Franklin Resources, Inc.	249,655
7,900	General Growth Properties, Inc.	228,705
2,045	Goldman Sachs Group, Inc.	383,437
4,635	Hanover Insurance Group, Inc.	390,499
7,800	Hartford Financial Services Group, Inc.	360,828
5,400	HCP, Inc.	200,880
10,700	Host Hotels & Resorts, Inc.	185,431
870	Intercontinental Exchange, Inc.	219,588
2,015	Jones Lang LaSalle, Inc.	335,921
24,970	JPMorgan Chase & Company	1,604,322
5,660	Legg Mason, Inc.	253,285
3,770	Marsh & McLennan Companies, Inc.	210,140
8,600	MetLife, Inc.	433,268
4,540	Morgan Stanley	149,684
5,000	Northern Trust Corp.	351,950
4,800	PNC Financial Services Group, Inc.	433,248
6,390	Principal Financial Group, Inc.	320,522
8,340	Progressive Corp.	276,304
5,000	Prologis, Inc.	213,650
22,500	Regions Financial Corp.	210,375
2,650	Signature Bank#	394,638

See accompanying Notes to Schedule of Investments	www.calamos.com	75

Opportunistic Value Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
1,800	SL Green Realty Corp.	$213,516
7,200	TD Ameritrade Holding Corp.	248,184
9,790	Unum Group	339,224
11,300	US Bancorp	476,634
2,030	Vornado Realty Trust	204,117
33,050	Wells Fargo & Company	1,789,327
3,000	Welltower, Inc.	194,610
6,605	WR Berkley Corp.	368,757

		20,414,356

	Health Care (11.3%)
7,385	Abbott Laboratories	330,848
2,500	Aetna, Inc.	286,950
9,100	Agilent Technologies, Inc.	343,616
850	Allergan, PLC#	262,199
1,500	Anthem, Inc.	208,725
2,800	Cardinal Health, Inc.	230,160
950	Cigna Corp.	127,338
3,900	Health Net, Inc.#	250,614
1,250	Humana, Inc.	223,288
18,000	Johnson & Johnson	1,818,540
3,500	MEDNAX, Inc.#	246,645
8,000	Medtronic, PLC	591,360
19,425	Merck & Company, Inc.	1,061,770
36,521	Pfizer, Inc.	1,235,140
3,750	St. Jude Medical, Inc.	239,288
2,600	UnitedHealth Group, Inc.	306,228
1,840	Universal Health Services, Inc. - Class B	224,646

		7,987,355

	Industrials (10.9%)
7,000	Caterpillar, Inc.	510,930
3,600	Crane Company	189,504
11,500	CSX Corp.	310,385
2,850	Cummins, Inc.	295,004
2,870	Danaher Corp.	267,800
5,625	Dover Corp.	362,419
4,280	Emerson Electric Company	202,144
1,700	General Dynamics Corp.	252,586
56,600	General Electric Company	1,636,872
2,135	Hubbell Inc - Class B	206,775
6,040	ITT Corp.	239,063
3,555	Lincoln Electric Holdings, Inc.	212,625
2,700	Manpowergroup, Inc.	247,806
720	Northrop Grumman Corp.	135,180
3,265	Parker-Hannifin Corp.	341,845
3,700	Pentair, PLC	206,904
1,205	Raytheon Company	141,467

NUMBER OF SHARES		VALUE
3,800	Spirit AeroSystems Holdings Inc - Class A#	$200,412
3,350	Stanley Black & Decker, Inc.	355,033
4,800	Textron, Inc.	202,416
2,400	United Parcel Service, Inc. - Class B	247,248
9,350	United Technologies Corp.	920,133

		7,684,551

	Information Technology (12.2%)
1,950	Accenture, PLC - Class A	209,040
3,350	Analog Devices, Inc.	201,402
2,100	Ansys, Inc.#	200,151
1,896	Apple, Inc.	226,572
11,900	Applied Materials, Inc.	199,563
7,300	CA, Inc.	202,283
41,675	Cisco Systems, Inc.	1,202,324
5,400	CoreLogic, Inc.#	210,492
1,950	DST Systems, Inc.	238,192
16,100	EMC Corp.	422,142
6,700	FLIR Systems, Inc.	178,689
9,200	Hewlett-Packard Company	248,032
37,730	Intel Corp.	1,277,538
3,900	International Business Machines Corp.	546,312
7,900	Juniper Networks, Inc.	247,981
2,900	Lam Research Corp.	222,111
19,200	Microsoft Corp.	1,010,688
10,600	NVIDIA Corp.	300,722
4,700	Oracle Corp.	182,548
4,100	Paychex, Inc.	211,478
6,300	QUALCOMM, Inc.	374,346
10,200	Teradyne, Inc.	199,104
5,100	Xilinx, Inc.	242,862

		8,554,572

	Materials (2.4%)
5,100	Domtar Corp.	210,324
4,500	Dow Chemical Company	232,515
7,200	E.I. du Pont de Nemours and Company	456,480
20,300	Freeport-McMoRan, Inc.	238,931
4,800	Mosaic Company	162,192
3,400	Reliance Steel & Aluminum Company	203,864
4,800	Sonoco Products Company	204,912

		1,709,218

	Telecommunication Services (1.8%)
27,800	AT&T, Inc.	931,578
7,800	Verizon Communications, Inc.	365,664

		1,297,242

76	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE

	Utilities (5.2%)
4,000	American Electric Power Company, Inc.	$226,600
3,800	Consolidated Edison, Inc.	249,850
5,290	Dominion Resources, Inc.	377,865
6,120	Duke Energy Corp.	437,396
3,400	Edison International	205,768
6,900	Exelon Corp.	192,648
4,245	NextEra Energy, Inc.	435,792
4,200	PG&E Corp.	224,280
6,800	PPL Corp.	233,920
5,450	Public Service Enterprise Group, Inc.	225,030
2,050	Sempra Energy	209,941
9,560	Southern Company	431,156
5,900	Xcel Energy, Inc.	210,217

		3,660,463

	TOTAL COMMON STOCKS (Cost $67,588,433)	68,023,986

SHORT TERM INVESTMENT (4.8%)
3,421,641	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,421,641)	3,421,641

NUMBER OF SHARES/ PRINCIPAL AMOUNT
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
	Federal Home Loan Bank Discount Notes
28,907	0.000%, 12/18/15	28,907
28,906	0.000%, 12/23/15	28,906
28,905	0.000%, 11/24/15	28,905
14,454	0.000%, 11/18/15	14,454
14,453	0.000%, 12/02/15	14,453
40,720	Fidelity Prime Money Market Fund - Institutional Class	40,720
11,564	Goldman Sachs Financial Square Fund	11,564
33,797	Morgan Stanley Institutional Liquidity Fund	33,797

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $201,706)	201,706

TOTAL INVESTMENTS (101.7%) (Cost $71,211,780)		71,647,333

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(201,706)

LIABILITIES, LESS OTHER ASSETS (-1.4%)		(1,004,186)

NET ASSETS (100.0%)		$70,441,441

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

#	Non-income producing security.

See accompanying Notes to Financial Statements	www.calamos.com	77

Focus Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
COMMON STOCKS (92.0%)
	Consumer Discretionary (23.0%)
14,900	Dollar General Corp.	$1,009,773
36,900	Hilton Worldwide Holdings, Inc.	922,131
18,200	Home Depot, Inc.~	2,250,248
30,200	Liberty Global, PLC - Class A#	1,344,504
5,400	Nike, Inc. - Class B~	707,562
855	Priceline Group, Inc.#	1,243,375
8,825	PVH Corp.	802,634
9,800	Royal Caribbean Cruises, Ltd.	963,830
29,000	Starbucks Corp.	1,814,530
3,725	Tesla Motors, Inc.#^	770,814
7,600	Tractor Supply Company	702,164
20,700	Walt Disney Company~	2,354,418

		14,885,983

	Consumer Staples (5.9%)
24,200	Mondelez International, Inc. - Class A	1,117,072
56,000	Reynolds American, Inc.	2,705,920

		3,822,992

	Energy (1.3%)
11,200	Schlumberger, Ltd.	875,392

	Financials (3.0%)
4,400	Intercontinental Exchange, Inc.	1,110,560
21,000	Realogy Holdings Corp.#	821,100

		1,931,660

	Health Care (15.6%)
12,700	AbbVie, Inc.	756,285
12,950	Acadia Healthcare Company, Inc.#	795,260
5,150	Alexion Pharmaceuticals, Inc.#	906,400
12,700	Alkermes, PLC#	913,384
11,400	Celgene Corp.#	1,398,894
22,625	Cepheid#	755,675
11,300	Cerner Corp.#	749,077
10,100	HCA Holdings, Inc.#	694,779
3,725	Illumina, Inc.~#	533,718
5,925	Shire, PLC	1,345,271
29,200	Zoetis, Inc.	1,255,892

		10,104,635

	Industrials (3.9%)
11,000	Fortune Brands Home & Security, Inc.^	575,630
7,800	Raytheon Company	915,720
10,200	United Parcel Service, Inc. - Class B	1,050,804

		2,542,154

	Information Technology (37.1%)
4,800	Alphabet, Inc. - Class A~#	3,539,472
32,915	Apple, Inc.~	3,933,342

NUMBER OF SHARES		VALUE
14,800	Cognizant Technology Solutions Corp. - Class A#	$1,008,028
4,880	CoStar Group, Inc.#	990,982
22,500	Facebook, Inc. - Class A~#	2,294,325
23,700	FireEye, Inc.#^	619,755
17,200	IAC/InterActiveCorp	1,152,572
49,200	Microsoft Corp.~	2,589,888
12,500	Red Hat, Inc.#	988,875
22,300	Sabre Corp.	653,836
18,300	Salesforce.com, Inc.#	1,422,093
6,400	Tableau Software Inc- Class A#	537,344
15,745	TE Connectivity, Ltd.	1,014,608
29,800	Visa, Inc. - Class A^	2,311,884
12,425	Workday, Inc. - Class A#	981,202

		24,038,206

	Telecommunication Services (2.2%)
37,500	T-Mobile USA, Inc.#	1,420,875

	TOTAL COMMON STOCKS (Cost $53,015,781)	59,621,897

SHORT TERM INVESTMENT (8.2%)
5,292,698	Fidelity Prime Money Market Fund - Institutional Class (Cost $5,292,698)	5,292,698

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.5%)
	Federal Home Loan Bank Discount Notes
234,564	0.000%, 12/18/15	234,564
234,561	0.000%, 12/23/15	234,561
234,550	0.000%, 11/24/15	234,550
117,290	0.000%, 11/18/15	117,290
117,280	0.000%, 12/02/15	117,280
330,427	Fidelity Prime Money Market Fund - Institutional Class	330,427
93,835	Goldman Sachs Financial Square Fund	93,835
274,242	Morgan Stanley Institutional Liquidity Fund	274,242

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $1,636,749)	1,636,749

TOTAL INVESTMENTS (102.7%) (Cost $59,945,228)		66,551,344

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.5%)		(1,636,749)

LIABILITIES, LESS OTHER ASSETS (-0.2%)		(107,627)

NET ASSETS (100.0%)		$64,806,968

78	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Focus Growth Fund    Schedule of Investments October 31, 2015

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	01/28/16	107,000	$164,903	$(1,296)
Northern Trust Company	British Pound Sterling	01/28/16	742,000	1,143,531	(3,007)

					$(4,303)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,836,312.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	79

Discovery Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
COMMON STOCKS (92.7%)
	Consumer Discretionary (18.4%)
8,600	AMC Networks, Inc. - Class A#	$635,454
57,100	Belmond, Ltd.#	613,254
10,600	Burlington Stores, Inc.#	509,648
3,400	Cedar Fair, LP	190,400
2,600	Deckers Outdoor Corp.#	144,716
14,600	Gentherm, Inc.#	717,736
18,300	Homeinns Hotel Group#^	548,634
34,100	Kirkland’s, Inc.	783,959
8,600	Lions Gate Entertainment Corp.	335,142
7,900	Norwegian Cruise Line Holdings, Ltd.#	502,598
5,500	PVH Corp.	500,225
8,000	Red Robin Gourmet Burgers, Inc.#	599,120
10,100	Sotheby’s	349,965
20,500	Videocon d2h, Ltd.#	200,285
13,800	Vitamin Shoppe, Inc.#	395,922

		7,027,058

	Energy (2.0%)
12,200	Carrizo Oil & Gas, Inc.#	459,086
10,500	Gulfport Energy Corp.#	319,935

		779,021

	Financials (7.8%)
7,700	BankUnited, Inc.	286,286
13,800	Evercore Partners, Inc. - Class A	745,200
2,350	Jones Lang LaSalle, Inc.	391,769
8,700	PRA Group, Inc.#^	476,760
12,600	PrivateBancorp, Inc.	527,058
14,000	Realogy Holdings Corp.#	547,400

		2,974,473

	Health Care (23.0%)
15,900	Acadia Healthcare Company, Inc.#	976,419
8,900	Acorda Therapeutics, Inc.#	320,756
14,700	Air Methods Corp.#	601,671
8,500	Alkermes, PLC#	611,320
27,700	Allscripts Healthcare Solutions, Inc.#	389,462
5,100	Amsurg Corp.#	357,459
9,100	Community Health Systems, Inc.#	255,164
10,600	Emergent Biosolutions, Inc.#	340,790
20,800	Envision Healthcare Holdings, Inc.#	586,560
26,800	Globus Medical, Inc. - Class A#	598,980
7,400	Isis Pharmaceuticals, Inc.#	356,310
3,700	Jazz Pharmaceuticals, PLC#	507,936
28,700	NxStage Medical, Inc.#	479,577
6,400	Otonomy, Inc.#	138,496
68,200	Staar Surgical Company#^	555,830
8,300	STERIS Corp.	622,085

NUMBER OF SHARES		VALUE
18,900	Veeva Systems, Inc.#	$479,493
17,600	Zeltiq Aesthetics, Inc.#	593,824

		8,772,132

	Industrials (9.1%)
4,500	A. O. Smith Corp.	345,690
4,300	Huron Consulting Group, Inc.#	207,690
7,500	Kennametal, Inc.	210,900
3,350	Manpowergroup, Inc.	307,463
13,300	MasTec, Inc.#	223,041
31,900	Quanta Services, Inc.#	641,509
14,700	Roadrunner Transportation Systems, Inc.#	156,408
7,900	Spirit Airlines, Inc.#	293,248
12,200	US Ecology, Inc.	478,362
5,500	WABCO Holdings, Inc.#	617,265

		3,481,576

	Information Technology (31.1%)
16,900	Booz Allen Hamilton Holding Corp.	497,874
60,500	Calix, Inc.#	422,895
20,300	Ciena Corp.#	490,042
3,100	CoStar Group, Inc.#	629,517
12,100	Criteo, SA#	460,526
3,500	Demandware, Inc.#	198,450
16,200	Fairchild Semiconductor International, Inc.#	270,216
8,700	FireEye, Inc.#	227,505
25,400	Gogo, Inc.#^	358,902
25,800	GTT Communications, Inc.#	482,976
6,200	Guidewire Software, Inc.#	361,026
109,300	Internap Network Services Corp.#	738,868
8,500	J2 Global, Inc.	659,175
11,700	Jabil Circuit, Inc.	268,866
26,600	MaxLinear, Inc. - Class A#	345,800
17,000	Mellanox Technologies, Ltd.#	800,870
6,300	NICE-Systems, Ltd.	389,466
18,700	Progress Software Corp.#	454,036
11,000	QLIK Technologies, Inc.#	345,070
4,100	Qorvo, Inc.#	180,113
14,500	Sabre Corp.	425,140
16,200	SunPower Corp.#	434,808
3,500	Tableau Software Inc - Class A#	293,860
9,000	Vantiv, Inc. - Class A#	451,350
15,750	VeriFone Systems, Inc.#	474,705
10,600	Verint Systems, Inc.#	504,348
30,800	Workiva, Inc.#^	510,664
2,650	Zebra Technologies Corp - Class A#	203,785

		11,880,853

80	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Discovery Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE

	Materials (1.3%)
15,100	PolyOne Corp.	$504,944

	TOTAL COMMON STOCKS (Cost $36,187,021)	35,420,057

SHORT TERM INVESTMENT (7.8%)
2,993,656	Fidelity Prime Money Market Fund - Institutional Class (Cost $2,993,656)	2,993,656

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.7%)
	Federal Home Loan Bank Discount Notes
255,367	0.000%, 12/18/15	255,367
255,365	0.000%, 12/23/15	255,365
255,353	0.000%, 11/24/15	255,353
127,693	0.000%, 11/18/15	127,693
127,681	0.000%, 12/02/15	127,681
359,733	Fidelity Prime Money Market Fund - Institutional Class	359,733
102,157	Goldman Sachs Financial Square Fund	102,157
298,566	Morgan Stanley Institutional Liquidity Fund	298,566

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $1,781,915)	1,781,915

TOTAL INVESTMENTS (105.2%) (Cost $40,962,592)		40,195,628

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.7%)		(1,781,915)

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(201,044)

NET ASSETS (100.0%)		$38,212,669

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

See accompanying Notes to Financial Statements	www.calamos.com	81

Dividend Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
COMMON STOCKS (96.8%)
	Consumer Discretionary (13.4%)
755	Amazon.com, Inc.#	$472,554
5,600	Comcast Corp. - Class A	350,672
9,715	Ford Motor Company	143,879
4,115	General Motors Company, Inc.	143,655
4,970	Home Depot, Inc.	614,491
2,920	McDonald’s Corp.	327,770
2,480	Nike, Inc. - Class B	324,954
4,420	Omnicom Group, Inc.	331,146
130	Priceline Group, Inc.#	189,051
1,205	Royal Caribbean Cruises, Ltd.	118,512
7,200	Starbucks Corp.	450,504
10,120	Target Corp.	781,062
1,855	Time Warner, Inc.	139,756
4,000	Walt Disney Company	454,960

		4,842,966

	Consumer Staples (9.2%)
4,450	Altria Group, Inc.	269,091
7,700	Coca-Cola Company	326,095
1,750	Costco Wholesale Corp.	276,710
2,475	CVS Health Corp.	244,480
5,450	Mondelez International, Inc. - Class A	251,572
5,000	PepsiCo, Inc.	510,950
5,385	Philip Morris International, Inc.	476,034
2,870	Procter & Gamble Company	219,211
3,555	Reynolds American, Inc.	171,778
6,915	Walgreens Boots Alliance, Inc.	585,562

		3,331,483

	Energy (6.6%)
3,940	Chevron Corp.	358,067
3,400	ConocoPhillips	181,390
1,770	EOG Resources, Inc.	151,955
8,495	Exxon Mobil Corp.	702,876
18,140	Kinder Morgan, Inc.~	496,129
2,100	Phillips 66	187,005
3,865	Schlumberger, Ltd.	302,088

		2,379,510

	Financials (14.5%)
2,025	American Express Company	148,351
4,300	American International Group, Inc.	271,158
4,400	American Tower Corp.	449,812
18,800	Bank of America Corp.	315,464
6,450	Bank of New York Mellon Corp.	268,642
7,200	BB&T Corp.	267,480
3,255	Berkshire Hathaway, Inc. - Class B#	442,745

NUMBER OF SHARES		VALUE
7,900	Charles Schwab Corp.	$241,108
5,715	Citigroup, Inc.	303,867
1,225	Intercontinental Exchange, Inc.	309,190
13,080	JPMorgan Chase & Company	840,390
4,300	MetLife, Inc.	216,634
4,500	Oaktree Capital Group, LLC^	224,370
367	PJT Partners, Inc.#	7,891
1,800	Prudential Financial, Inc.	148,500
3,170	State Street Corp.	218,730
10,790	Wells Fargo & Company~	584,171

		5,258,503

	Health Care (14.4%)
4,850	Abbott Laboratories	217,280
3,200	AbbVie, Inc.	190,560
1,025	Alexion Pharmaceuticals, Inc.#	180,400
630	Allergan, PLC#	194,336
1,400	Amgen, Inc.	221,452
2,300	Anthem, Inc.	320,045
350	Biogen, Inc.#	101,679
3,200	Bristol-Myers Squibb Company	211,040
2,665	Cardinal Health, Inc.	219,063
2,175	Celgene Corp.#	266,894
1,650	Express Scripts Holding Company#	142,527
3,250	Gilead Sciences, Inc.	351,422
4,500	Johnson & Johnson~	454,635
760	Laboratory Corp. of America Holdings#	93,282
14,765	Merck & Company, Inc.	807,055
20,550	Pfizer, Inc.	695,001
3,420	Stryker Corp.	327,020
775	UnitedHealth Group, Inc.	91,280
1,340	Zimmer Biomet Holdings, Inc.	140,124

		5,225,095

	Industrials (9.5%)
1,375	3M Company	216,164
3,095	Boeing Company	458,277
8,480	CSX Corp.	228,875
3,475	Delta Air Lines, Inc.	176,669
3,300	Eaton Corp., PLC	184,503
20,965	General Electric Company	606,308
3,160	Honeywell International, Inc.	326,365
3,550	Ingersoll-Rand, PLC	210,373
1,605	Lockheed Martin Corp.	352,827
1,615	Stanley Black & Decker, Inc.	171,158
1,600	Union Pacific Corp.	142,960
975	United Parcel Service, Inc. - Class B	100,444
2,700	United Technologies Corp.	265,707

		3,440,630

82	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Dividend Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE

	Information Technology (20.6%)
1,785	Accenture, PLC - Class A	$191,352
175	Alphabet, Inc. - Class A#	129,043
1,002	Alphabet, Inc. - Class C#	712,232
12,100	Apple, Inc.	1,445,950
3,500	Broadcom Corp. - Class A	179,900
8,295	Cisco Systems, Inc.	239,311
5,050	Facebook, Inc. - Class A#	514,948
12,830	Intel Corp.	434,424
1,695	International Business Machines Corp.	237,435
2,400	Lam Research Corp.	183,816
4,420	MasterCard, Inc. - Class A	437,536
22,495	Microsoft Corp.	1,184,137
6,000	Oracle Corp.	233,040
2,530	QUALCOMM, Inc.	150,333
3,300	Salesforce.com, Inc.#	256,443
1,400	SanDisk Corp.	107,800
3,000	Texas Instruments, Inc.	170,160
4,650	Visa, Inc. - Class A	360,747
1,800	Western Digital Corp.	120,276
3,750	Xilinx, Inc.	178,575

		7,467,458

	Materials (2.1%)
1,700	Avery Dennison Corp.	110,449
5,350	Dow Chemical Company	276,435
4,300	E.I. du Pont de Nemours and Company	272,620
1,200	LyondellBasell Industries, NV - Class A	111,492

		770,996

	Telecommunication Services (3.2%)
9,400	AT&T, Inc.	314,994
18,284	Verizon Communications, Inc.	857,154

		1,172,148

	Utilities (3.3%)
4,400	Dominion Resources, Inc.	314,292
4,000	Duke Energy Corp.	285,880
9,500	Exelon Corp.	265,240
3,100	NextEra Energy, Inc.	318,246

		1,183,658

	TOTAL COMMON STOCKS (Cost $33,636,094)	35,072,447

SHORT TERM INVESTMENT (10.0%)
3,624,855	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,624,855)	3,624,855

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
	Federal Home Loan Bank Discount Notes
24,923	0.000%, 12/18/15	$24,923
24,923	0.000%, 12/23/15	24,923
24,922	0.000%, 11/24/15	24,922
12,463	0.000%, 11/18/15	12,463
12,461	0.000%, 12/02/15	12,461
35,109	Fidelity Prime Money Market Fund - Institutional Class	35,109
9,970	Goldman Sachs Financial Square Fund	9,970
29,139	Morgan Stanley Institutional Liquidity Fund	29,139

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $173,910)	173,910

TOTAL INVESTMENTS (107.3%) (Cost $37,434,859)		38,871,212

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)		(173,910)

LIABILITIES, LESS OTHER ASSETS (-6.8%)		(2,481,412)

NET ASSETS (100.0%)		$36,215,890

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $241,757.

^	Security, or portion of security, is on loan.

See accompanying Notes to Financial Statements	www.calamos.com	83

Mid Cap Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.1%)
	Consumer Discretionary (23.8%)
4,900	AMC Networks, Inc. - Class A#	$362,061
950	AutoZone, Inc.#	745,190
8,700	Burlington Stores, Inc.#	418,296
5,275	Delphi Automotive, PLC	438,827
8,400	Dollar General Corp.	569,268
4,900	Gentherm, Inc.#	240,884
20,725	Hilton Worldwide Holdings, Inc.	517,918
11,500	Lions Gate Entertainment Corp.	448,155
2,300	Mohawk Industries, Inc.#	449,650
4,400	PVH Corp.	400,180
5,270	Red Robin Gourmet Burgers, Inc.#	394,670
3,400	Royal Caribbean Cruises, Ltd.	334,390

		5,319,489

	Consumer Staples (3.1%)
11,000	Kroger Company	415,800
18,500	Smart & Final Stores, Inc.#	272,690

		688,490

	Energy (1.2%)
8,850	Gulfport Energy Corp.#	269,660

	Financials (7.8%)
5,700	Evercore Partners, Inc. - Class A	307,800
2,250	Jones Lang LaSalle, Inc.	375,097
25,400	MGIC Investment Corp.#	238,760
6,200	PRA Group, Inc.#	339,760
12,300	Realogy Holdings Corp.#	480,930

		1,742,347

	Health Care (21.6%)
6,850	Acadia Healthcare Company, Inc.#	420,659
8,200	Alkermes, PLC#	589,744
3,800	Amsurg Corp.#	266,342
6,900	Cerner Corp.#	457,401
4,800	Community Health Systems, Inc.#	134,592
11,600	Envision Healthcare Holdings, Inc.#	327,120
2,055	Illumina, Inc.#	294,440
13,825	IMS Health Holdings, Inc.#	376,317
1,125	Incyte Corp.#	132,221
1,780	Jazz Pharmaceuticals, PLC#	244,358
5,700	Stryker Corp.	545,034
12,700	Veeva Systems, Inc.#	322,199
16,850	Zoetis, Inc.	724,719

		4,835,146

	Industrials (11.7%)
14,300	CSX Corp.	385,957
8,250	Fortune Brands Home & Security, Inc.	431,722

NUMBER OF SHARES		VALUE
7,100	Huron Consulting Group, Inc.#	$342,930
5,800	Kennametal, Inc.	163,096
3,900	Manpowergroup, Inc.	357,942
15,300	Quanta Services, Inc.#	307,683
8,800	Roadrunner Transportation Systems, Inc.#	93,632
3,400	Rockwell Automation, Inc.	371,144
1,530	WABCO Holdings, Inc.#	171,712

		2,625,818

	Information Technology (26.8%)
12,000	Booz Allen Hamilton Holding Corp.	353,520
7,950	Broadcom Corp. - Class A	408,630
11,400	Ciena Corp.#	275,196
6,600	Cognizant Technology Solutions Corp. - Class A#	449,526
2,300	CoStar Group, Inc.#	467,061
9,000	FireEye, Inc.#^	235,350
10,700	Gogo, Inc.#^	151,191
10,300	Mellanox Technologies, Ltd.#	485,233
3,100	Qorvo, Inc.#	136,183
3,925	Red Hat, Inc.#	310,507
12,100	Sabre Corp.	354,772
12,100	SunPower Corp.#	324,764
2,700	Tableau Software Inc - Class A#	226,692
6,200	TE Connectivity, Ltd.	399,528
7,400	Vantiv, Inc. - Class A#	371,110
12,700	VeriFone Systems, Inc.#	382,778
4,325	Western Digital Corp.	288,996
4,900	Workday, Inc. - Class A#	386,953

		6,007,990

	Telecommunication Services (2.1%)
12,400	T-Mobile USA, Inc.#	469,836

	TOTAL COMMON STOCKS (Cost $22,248,375)	21,958,776

SHORT TERM INVESTMENT (0.0%)
39	Fidelity Prime Money Market Fund - Institutional Class (Cost $39)	39

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.7%)
	Federal Home Loan Bank Discount Notes
56,104	0.000%, 12/18/15	56,104
56,103	0.000%, 12/23/15	56,103
56,101	0.000%, 11/24/15	56,101

84	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Mid Cap Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
28,054	0.000%, 11/18/15	$28,054
28,051	0.000%, 12/02/15	28,051
79,033	Fidelity Prime Money Market Fund - Institutional Class	79,033
65,594	Morgan Stanley Institutional Liquidity Fund	65,594
22,444	Goldman Sachs Financial Square Fund	22,444

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $391,484)	391,484

TOTAL INVESTMENTS (99.8%) (Cost $22,639,898)		22,350,299

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.7%)		(391,484)

OTHER ASSETS, LESS LIABILITIES (1.9%)		436,878

NET ASSETS (100.0%)		$22,395,693

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

See accompanying Notes to Financial Statements	www.calamos.com	85

International Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.3%)
		Consumer Discretionary (18.6%)
3,700,000	HKD	Brilliance China Automotive Holdings, Ltd.	$5,130,582
390,000	GBP	Compass Group, PLC	6,704,450
86,000	EUR	Daimler, AG	7,457,386
62,000		Delphi Automotive, PLC	5,157,780
188,500	GBP	Domino’s Pizza Group, PLC	3,167,870
110,000		JD.com, Inc.#	3,038,200
1,050,000	INR	Motherson Sumi Systems, Ltd.	3,949,511
82,000	ZAR	Naspers, Ltd. - Class N	11,971,548
30,000	GBP	Next, PLC	3,694,648
147,500	DKK	Pandora, A/S	17,021,122
34,632	EUR	Renault, SA	3,263,170
2,850,100	HKD	Samsonite International, SA	8,417,022
225,000	JPY	Sony Corp.	6,395,721
202,800	JPY	Toyota Motor Corp.	12,424,428
84,500	GBP	Whitbread, PLC	6,452,763
385,131	GBP	WPP, PLC	8,633,413

			112,879,614

		Consumer Staples (11.1%)
130,600	EUR	Anheuser-Busch InBev, SA	15,583,797
95,000	GBP	British American Tobacco, PLC	5,643,911
391,000	GBP	Diageo, PLC	11,272,511
120,000	CHF	Nestlé, SA	9,164,880
34,800	EUR	Pernod Ricard, SA	4,094,892
46,450	GBP	Reckitt Benckiser Group, PLC	4,533,077
52,000	GBP	SABMiller, PLC	3,194,019
141,000	JPY	Seven & I Holdings Company, Ltd.	6,404,899
170,000	EUR	Unilever, NV^	7,723,207

			67,615,193

		Energy (3.0%)
200,000	GBP	BG Group, PLC	3,159,706
103,000		Schlumberger, Ltd.	8,050,480
150,000	EUR	TOTAL, SA	7,253,828

			18,464,014

		Financials (17.0%)
2,023,400	HKD	AIA Group, Ltd.	11,863,864
27,000	EUR	AURELIUS, SE & Company KGaA	1,203,449
309,850	EUR	Azimut Holding, S.p.A	7,452,823
987,000	JPY	Daiwa Securities Group, Inc.	6,748,682
1,550,000	GBP	Henderson Group, PLC	6,832,165
315,000	INR	Housing Development Finance Corp., Ltd.	6,037,852
408,000	EUR	ING Groep, NV	5,937,980
1,465,000	EUR	Intesa Sanpaolo, S.p.A	5,096,819
450,000	EUR	Merlin Properties Socimi, SA	5,766,628

NUMBER OF SHARES			VALUE
2,299,854	PHP	Metropolitan Bank & Trust Company	$4,171,813
268,000	JPY	Mitsui Fudosan Company, Ltd.	7,293,259
345,000	GBP	Prudential, PLC	8,057,987
591,000	GBP	St. James’s Place, PLC	8,758,903
115,000	JPY	Sumitomo Mitsui Financial Group, Inc.	4,587,772
145,000	CHF	UBS Group, AG	2,896,002
2,700,000	HKD	Value Partners Group, Ltd.	2,859,076
238,452	EUR	Vonovia, SE	7,948,546

			103,513,620

		Health Care (16.3%)
358,000	JPY	Chugai Pharmaceutical Co., Ltd.	11,523,991
111,000	EUR	Fresenius, SE & Company KGaA^	8,156,548
267,000	INR	Glenmark Pharmaceuticals, Ltd.	4,040,327
2,556,000	AUD	Healthscope, Ltd.	4,893,375
179,000	GBP	Hikma Pharmaceuticals, PLC	5,964,668
53,500	JPY	Kaken Pharmaceutical Company, Ltd.	3,697,643
176,582	INR	Lupin, Ltd.	5,202,619
67,000	CHF	Novartis, AG	6,069,445
167,000	DKK	Novo Nordisk, A/S - Class B	8,868,285
36,000	CHF	Roche Holding, AG	9,773,959
58,000	EUR	Sanofi	5,850,802
182,000	GBP	Shire, PLC	13,783,013
125,951	EUR	UCB, SA	10,886,949

			98,711,624

		Industrials (12.6%)
98,500	EUR	ANDRITZ, AG	4,948,859
55,000	CAD	Canadian National Railway Company	3,359,475
315,000	GBP	Capita, PLC	6,179,007
548,560	HKD	CK Hutchison Holdings, Ltd.	7,511,708
54,100	JPY	FANUC Corp.	9,545,484
50,000	EUR	HOCHTIEF, AG	4,651,639
7,500	CHF	Kaba Holding, AG	4,676,626
213,750	EUR	KION Group, AG#	9,631,982
496,000	JPY	MISUMI Group, Inc.	6,458,962
101,000	JPY	Nidec Corp.	7,610,967
97,250	EUR	Safran, SA	7,386,535
61,500	EUR	Thales, SA	4,445,916

			76,407,160

		Information Technology (17.9%)
38,000		Alibaba Group Holding, Ltd.#	3,185,540
411,000	GBP	ARM Holdings, PLC	6,472,689
17,900		Baidu, Inc.#	3,355,713
100,000		Check Point Software Technologies, Ltd.#	8,494,000
15,000	CAD	Constellation Software, Inc.	6,481,340
108,000	CAD	Enghouse Systems, Ltd.	4,925,084
71,000	TWD	Hermes Microvision, Inc.	2,721,749

86	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

International Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES			VALUE
40,500	EUR	Ingenico Group	$4,772,992
9,000	JPY	Keyence Corp.	4,685,476
60,000	TWD	Largan Precision Company, Ltd.	4,662,521
136,700		Mellanox Technologies, Ltd.#	6,439,937
53,000		NXP Semiconductors, NV#	4,152,550
5,412	KRW	Samsung Electronics Co., Ltd.	6,491,297
161,800	EUR	SAP SE	12,755,522
1,503,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	6,333,145
117,034	INR	Tata Consultancy Services, Ltd.	4,461,945
678,900	HKD	Tencent Holdings, Ltd.	12,796,843
105,000	EUR	United Internet, AG	5,451,902

			108,640,245

		Telecommunication Services (1.8%)
265,000	HKD	China Mobile, Ltd.	3,177,322
175,000	EUR	Deutsche Telekom, AG	3,278,030
83,000	JPY	SoftBank Group Corp.	4,650,317

			11,105,669

		TOTAL COMMON STOCKS (Cost $556,692,218)	597,337,139

SHORT TERM INVESTMENT (0.5%)
3,287,088		Fidelity Prime Money Market Fund - Institutional Class (Cost $3,287,088)	3,287,088

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.6%)
		Federal Home Loan Bank Discount Notes
1,346,466		0.000%, 12/18/15	1,346,466
1,346,453		0.000%, 12/23/15	1,346,453
1,346,389		0.000%, 11/24/15	1,346,389
673,282		0.000%, 11/18/15	673,282
673,221		0.000%, 12/02/15	673,221
1,896,749		Fidelity Prime Money Market Fund - Institutional Class	1,896,749
538,641		Goldman Sachs Financial Square Fund	538,641

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
1,574,235	Morgan Stanley Institutional Liquidity Fund	$1,574,235

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $9,395,436)	9,395,436

TOTAL INVESTMENTS (100.4%) (Cost $569,374,742)		610,019,663

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.6%)		(9,395,436)

OTHER ASSETS, LESS LIABILITIES (1.2%)		6,792,142

NET ASSETS (100.0%)		$607,416,369

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER- PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	11/30/15	549,000	$846,199	$(6,639)
Bank Of America, N.A.	British Pound Sterling	11/30/15	6,063,000	9,345,185	(73,997)
Brown Brothers Harriman + CO	European Monetary Unit	11/30/15	27,062,000	29,768,702	136,404

					$55,768

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
PHP	Philippine Peso
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	87

International Growth Fund    Schedule of Investments October 31, 2015

CURRENCY EXPOSURE

OCTOBER 31, 2015

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$161,000,201	26.4%
British Pound Sterling	112,504,800	18.5%
Japanese Yen	92,027,601	15.1%
US Dollar	54,556,724	8.9%
Hong Kong Dollar	51,756,417	8.5%
Swiss Franc	32,580,912	5.3%
Danish Krone	25,889,407	4.2%
Indian Rupee	23,692,254	3.9%
Canadian Dollar	14,765,899	2.4%
New Taiwan Dollar	13,717,415	2.2%
South African Rand	11,971,548	2.0%
South Korean Won	6,491,297	1.1%
Australian Dollar	4,893,375	0.8%
Philippine Peso	4,171,813	0.7%
Total Investments	$610,019,663	100.0%

Currency exposure may vary over time.

88	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (22.1%)
		Consumer Discretionary (5.6%)
		Ctrip.com International, Ltd.
3,250,000		1.250%, 10/15/18	$4,321,330
2,350,000		1.000%, 07/01/20**	2,622,953
24,000,000	HKD	Shenzhou International Group Holdings, Ltd. 0.500%, 06/18/19	3,659,066
730,000,000	JPY	Sony Corp. 0.000%, 09/30/22	6,517,631
7,500,000	EUR	Steinhoff Finance Holdings, GmbH 1.250%, 08/11/22	8,912,814
2,200,000		Vipshop Holdings, Ltd.^ 1.500%, 03/15/19	2,719,299

			28,753,093

		Financials (3.6%)
9,000,000		AYC Finance, Ltd. 0.500%, 05/02/19	9,862,317
5,200,000		China Overseas Finance Investment Cayman IV, Ltd. 0.000%, 02/04/21	6,111,355
2,000,000		Vingroup JSC 5.000%, 04/03/17	2,659,121

			18,632,793

		Health Care (1.2%)
7,600,000	SGD	Indah Capital, Ltd. 0.000%, 10/24/18	5,926,510

		Industrials (2.4%)
12,185,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	12,110,624

		Information Technology (6.2%)
11,200,000		Advanced Semiconductor Engineering, Inc. 0.000%, 03/27/18	10,783,026
5,090,000		NXP Semiconductors, NV** 1.000%, 12/01/19	5,473,455
4,500,000		ON Semiconductor Corp. 2.625%, 12/15/26	5,387,805
6,100,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	6,571,196
3,800,000		Yahoo!, Inc.~ 0.000%, 12/01/18	3,799,905

			32,015,387

		Materials (1.6%)
8,860,000		Cemex, SAB de CV 3.720%, 03/15/20	7,983,480

		Telecommunication Services (0.7%)
3,300,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	3,729,213

PRINCIPAL AMOUNT			VALUE

		Utilities (0.8%)
3,750,000		ENN Energy Holdings, Ltd. 0.000%, 02/26/18	$4,265,527

		TOTAL CONVERTIBLE BONDS (Cost $116,768,868)	113,416,627

NUMBER OF SHARES			VALUE
COMMON STOCKS (77.3%)
		Consumer Discretionary (12.7%)
1,435,595	MXN	Alsea, SAB de CV^	4,704,546
4,500,000	HKD	Brilliance China Automotive Holdings, Ltd.	6,239,897
361,280	TWD	Eclat Textile Company, Ltd.	5,313,684
26,300	KRW	Hyundai Motor Company	3,592,439
145,000	INR	Jubilant Foodworks, Ltd.	3,242,502
3,998,667	IDR	Matahari Department Store, Tbk PT	4,814,346
1,140,000	INR	Motherson Sumi Systems, Ltd.	4,288,041
109,290	ZAR	Naspers, Ltd. - Class N	15,955,738
2,912,300	MXN	Nemak SAB de CV*^#*	4,213,877
1,680,100	HKD	Samsonite International, SA	4,961,734
197,000	GBP	WPP, PLC	4,416,114
48,000		Yum! Brands, Inc.	3,403,680

			65,146,598

		Consumer Staples (9.5%)
1,164,500	BRL	Ambev, SA	5,764,298
46,700	EUR	Anheuser-Busch InBev, SA	5,572,461
300,000	GBP	Diageo, PLC	8,648,985
536,000	MXN	Fomento Economico Mexicano, SAB de CV	5,289,649
160,366	IDR	Hanjaya Mandala Sampoerna Tbk PT	1,076,615
457,453	BRL	Hypermarcas, SA#	2,075,800
80,000	CHF	Nestlé, SA	6,109,920
105,000	EUR	Unilever, NV^	4,770,216
630,000	PHP	Universal Robina Corp.	2,696,808
2,500,000	MXN	Wal-Mart de Mexico SAB de CV	6,621,645

			48,626,397

		Energy (3.8%)
50,000		Anadarko Petroleum Corp.	3,344,000
2,000,000	HKD	CNOOC, Ltd.	2,259,024
690,000	INR	Oil & Natural Gas Corp, Ltd.	2,604,716
6,000,000	HKD	PetroChina Company, Ltd. - Class H	4,697,424
285,000	THB	PTT PCL	2,203,557
90,000	EUR	TOTAL, SA	4,352,297

			19,461,018

		Financials (18.5%)
1,730,000	HKD	AIA Group, Ltd.	10,143,563
927,500	INR	Axis Bank, Ltd.	6,721,858

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Evolving World Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES			VALUE
6,161,500	IDR	Bank Mandiri Persero, Tbk PT	$3,899,428
187,000	ZAR	Barclays Africa Group, Ltd.	2,396,563
542,000	BRL	BB Seguridade Participacoes, SA	3,738,367
6,650,000	HKD	China Construction Bank Corp.	4,819,628
1,480,000	HKD	China Life Insurance Company, Ltd.	5,337,005
36,250		Credicorp, Ltd.	4,102,775
1,040,000	MXN	Fibra Uno Administracion, SA de CV	2,280,497
1,482,000	MXN	Grupo Financiero Banorte, SAB de CV	7,934,063
1,458,000	INR	ICICI Bank, Ltd.	6,165,146
8,600,000	HKD	Industrial & Commercial Bank of China, Ltd.	5,455,029
437,030		Itau Unibanco Holding, SA	2,993,656
847,000	BRL	Itausa - Investimentos Itau, SA	1,581,310
660,000	THB	Kasikornbank, PCL	3,197,248
4,072,538	PHP	Metropolitan Bank & Trust Company	7,387,367
18,500	KRW	Samsung Fire & Marine Insurance Company, Ltd.	5,188,387
107,000	KRW	Shinhan Financial Group Company, Ltd.	4,083,684
657,000	TRY	Turkiye Garanti Bankasi AS	1,701,256
2,310,000	HKD	Value Partners Group, Ltd.^	2,446,099
8,825,569	TWD	Yuanta Financial Holding Company, Ltd.	3,467,729

			95,040,658

		Health Care (4.0%)
34,800		China Biologic Products, Inc.#	3,965,112
370,000	INR	Glenmark Pharmaceuticals, Ltd.	5,598,955
155,000	GBP	Hikma Pharmaceuticals, PLC	5,164,936
198,437	INR	Lupin, Ltd.	5,846,531

			20,575,534

		Industrials (5.1%)
56,850	EUR	ANDRITZ, AG	2,856,270
700,000	TRY	Aselsan Elektronik Sanayi Ve Ticaret AS	3,346,409
558,056	HKD	CK Hutchison Holdings, Ltd.	7,641,742
29,800	JPY	FANUC Corp.	5,257,956
218,000	BRL	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao, SA	2,475,326
675,000	HKD	Zhuzhou CSR Times Electric Company, Ltd.	4,369,574

			25,947,277

		Information Technology (19.3%)
65,000		Alibaba Group Holding, Ltd.#	5,448,950
80,700		Baidu, Inc.#	15,128,829
255,000	TWD	Catcher Technology Company, Ltd.	2,502,575
96,000	TWD	Hermes Microvision, Inc.	3,680,111
79,000	TWD	Largan Precision Company, Ltd.	6,138,987
3,201,000	HKD	Lenovo Group, Ltd.	2,974,167
140,000	BRL	Linx, SA	1,706,188

NUMBER OF SHARES			VALUE
5,200	KRW	NAVER Corp.	$2,730,392
3,822,000	HKD	PAX Global Technology, Ltd.^	4,997,882
15,594	KRW	Samsung Electronics Co., Ltd.	18,703,858
94,000	KRW	SK Hynix, Inc.	2,515,649
3,209,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	13,524,399
209,518	INR	Tata Consultancy Services, Ltd.	7,987,917
585,500	HKD	Tencent Holdings, Ltd.	11,036,311

			99,076,215

		Materials (0.5%)
1,000,000	MXN	Grupo Mexico, SAB de CV - Series B	2,437,371

		Telecommunication Services (3.2%)
1,166,500	HKD	China Mobile, Ltd.	13,986,213
11,700	KRW	SK Telecom Company, Ltd.	2,477,620

			16,463,833

		Utilities (0.7%)
80,000	KRW	Korea Electric Power Corp.	3,601,966

		TOTAL COMMON STOCKS (Cost $423,593,342)	396,376,867

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTIONS (0.0%) #
		Information Technology (0.0%)
3,800		Taiwan Semiconductor Manufacturing Company, Ltd. Put, 11/20/15, Strike $20.00 (Cost $389,658)	38,000

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (0.4%)
1,901,693		Fidelity Prime Money Market Fund - Institutional Class (Cost $1,901,693)	1,901,693

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.5%)
		Federal Home Loan Bank Discount Notes
1,806,133		0.000%, 12/18/15	1,806,133
1,806,117		0.000%, 12/23/15	1,806,117
1,806,030		0.000%, 11/24/15	1,806,030
903,133		0.000%, 11/18/15	903,133
903,051		0.000%, 12/02/15	903,051
2,544,277		Fidelity Prime Money Market Fund - Institutional Class	2,544,277

90	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
722,526	Goldman Sachs Financial Square Fund	$722,526
2,111,662	Morgan Stanley Institutional Liquidity Fund	2,111,662

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $12,602,929)	12,602,929

TOTAL INVESTMENTS (102.3%) (Cost $555,256,490)		524,336,116

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.5%)		(12,602,929)

OTHER ASSETS, LESS LIABILITIES (0.2%)		781,342

NET ASSETS (100.0%)		$512,514,529

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	11/30/15	10,875,000	$16,762,145	$(42,975)
Brown Brothers Harriman & Company	European Monetary Unit	11/30/15	30,664,000	33,730,969	154,560
JPMorgan Chase Bank N.A.	Japanese Yen	11/30/15	92,118,000	763,560	(2,373)
Brown Brothers Harriman & Company	Japanese Yen	11/30/15	1,258,215,000	10,429,262	(8,226)

					$100,986

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $3,799,905.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee

JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$131,029,821	25.0%
Hong Kong Dollar	95,024,358	18.1%
South Korean Won	42,893,995	8.2%
Indian Rupee	42,455,666	8.1%
European Monetary Unit	36,764,467	7.0%
New Taiwan Dollar	34,627,485	6.6%
Mexican Peso	33,481,648	6.4%
South African Rand	18,352,301	3.5%
British Pound Sterling	18,230,035	3.5%
Brazilian Real	17,341,289	3.3%
Japanese Yen	11,775,587	2.2%
Philippine Peso	10,084,175	1.9%
Indonesian Rupiah	9,790,389	1.9%
Swiss Franc	6,109,920	1.2%
Singapore Dollar	5,926,510	1.1%
Thai Baht	5,400,805	1.0%
Turkish Lira	5,047,665	1.0%
Total Investments	$524,336,116	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	91

Emerging Market Equity Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES			VALUE
COMMON STOCKS (94.9%)
		Consumer Discretionary (13.4%)
35,947	MXN	Alsea, SAB de CV	$117,801
136,000	HKD	Brilliance China Automotive Holdings, Ltd.^	188,584
17,740		Cox & Kings, Ltd.	73,071
775		Ctrip.com International, Ltd.#	72,052
9,960	TWD	Eclat Textile Company, Ltd.	146,491
660	KRW	Hyundai Motor Company	90,152
15,000	PHP	Jollibee Foods Corp.	65,860
1,600	KRW	LOTTE Himart Company, Ltd.	81,605
5,000		Mahindra & Mahindra, Ltd.	90,500
146,870	IDR	Matahari Department Store, Tbk PT	176,830
2,594	ZAR	Naspers, Ltd. - Class N	378,710
74,250	MXN	Nemak SAB de CV#*	107,434
19,100	ZAR	Steinhoff International Holdings, Ltd.	116,767
14,000	TWD	Tung Thih Electronic Company, Ltd.	115,062

			1,820,919

		Consumer Staples (6.6%)
36,700	BRL	Ambev, SA	181,666
15,700	MXN	Fomento Economico Mexicano, SAB de CV	154,939
4,115	IDR	Hanjaya Mandala Sampoerna Tbk PT	27,626
19,540	BRL	Hypermarcas, SA#	88,667
2,135		Magnit PJSC	97,185
4,440		United Spirits, Ltd.#	106,982
18,000	PHP	Universal Robina Corp.	77,052
60,200	MXN	Wal-Mart de Mexico SAB de CV	159,449

			893,566

		Energy (3.3%)
73,000	HKD	CNOOC, Ltd.	82,455
1,800		Lukoil PJSC	65,340
163,000	HKD	PetroChina Company, Ltd. - Class H	127,613
13,000	THB	PTT PCL	100,513
2,100	ZAR	Sasol, Ltd.	67,288

			443,209

		Financials (26.3%)
24,200	HKD	AIA Group, Ltd.	141,893
6,225		Axis Bank, Ltd.	225,034
218,200	PHP	Ayala Land, Inc.	166,640
250,000	HKD	Bank of China, Ltd.	117,890
171,200	IDR	Bank Rakyat Indonesia Persero, Tbk PT	131,029
6,900	ZAR	Barclays Africa Group, Ltd.	88,429
12,700	BRL	BB Seguridade Participacoes, SA	87,596
174,000	HKD	China Construction Bank Corp.	126,107
10,500		China Life Insurance Company, Ltd.^	189,630
24,000	HKD	China Overseas Land & Investment, Ltd.	77,517

NUMBER OF SHARES			VALUE
15,500	ZAR	Coronation Fund Managers, Ltd.	$81,688
870		Credicorp, Ltd.	98,467
47,300	MXN	Fibra Uno Administracion, SA de CV	103,719
45,300	MXN	Grupo Financiero Banorte, SAB de CV	242,519
2,650	PHP	GT Capital Holdings, Inc.	74,291
20,675		ICICI Bank, Ltd.	178,218
186,000	HKD	Industrial & Commercial Bank of China, Ltd.	117,981
13,783	BRL	Itau Unibanco Holding, SA	94,602
26,400	BRL	Itausa - Investimentos Itau, SA	49,288
20,700	THB	Kasikornbank, PCL	100,183
144,891	PHP	Metropolitan Bank & Trust Company	262,824
740	KRW	Samsung Fire & Marine Insurance Company, Ltd.	207,535
4,700	KRW	Shinhan Financial Group Company, Ltd.	179,377
2,500		State Bank of India	90,625
47,000		Turkiye Garanti Bankasi AS~	121,495
89,000	HKD	Value Partners Group, Ltd.^	94,244
312,999	TWD	Yuanta Financial Holding Company, Ltd.	122,983

			3,571,804

		Health Care (5.9%)
3,100	ZAR	Aspen Pharmacare Holdings, Ltd.#	69,493
1,430		China Biologic Products, Inc.#	162,934
4,730		Dr. Reddy’s Laboratories, Ltd.	306,457
6,440	GBP	Hikma Pharmaceuticals, PLC	214,595
201,000	HKD	PW Medtech Group, Ltd.#	42,015

			795,494

		Industrials (7.1%)
25,000	TRY	Aselsan Elektronik Sanayi Ve Ticaret AS	119,515
8,200		Controladora Vuela Cia de Aviacion SAB de CV#~	139,318
330	KRW	Hyundai Glovis Company, Ltd.	56,715
10,100		Larsen & Toubro, Ltd.	216,140
10,100	BRL	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao, SA	114,682
679,000	IDR	Wijaya Karya Persero, Tbk PT	145,272
27,000	HKD	Zhuzhou CSR Times Electric Company, Ltd.	174,783

			966,425

		Information Technology (24.8%)
121,000	TWD	Advanced Semiconductor Engineering, Inc.	139,689
2,580		Alibaba Group Holding, Ltd.#	216,281
2,080		Baidu, Inc.#	389,938
10,000	TWD	Catcher Technology Company, Ltd.	98,140
2,000	TWD	Hermes Microvision, Inc.	76,669
9,180		Infosys, Ltd.	166,709
3,000	TWD	Largan Precision Company, Ltd.	233,126

92	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Emerging Market Equity Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES			VALUE
101,000	HKD	Lenovo Group, Ltd.	$93,843
5,300	BRL	Linx, SA	64,591
210	KRW	NAVER Corp.	110,266
98,000	HKD	PAX Global Technology, Ltd.^	128,151
595	KRW	Samsung Electronics Co., Ltd.	713,659
2,025	KRW	SK Hynix, Inc.	54,193
92,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	387,658
21,800	HKD	Tencent Holdings, Ltd.	410,916
4,600		Yandex, NV - Class A#	74,060

			3,357,889

		Materials (1.3%)
155,354	MXN	Cemex, SAB de CV#	98,379
32,200	MXN	Grupo Mexico, SAB de CV - Series B	78,483

			176,862

		Telecommunication Services (4.0%)
29,500	HKD	China Mobile, Ltd.	353,702
76,000	HKD	China Unicom Hong Kong, Ltd.	92,620
430	KRW	SK Telecom Company, Ltd.	91,058

			537,380

		Utilities (2.2%)
92,000	HKD	Huaneng Power International, Inc.	99,603
4,400	KRW	Korea Electric Power Corp.	198,108

			297,711

		TOTAL COMMON STOCKS (Cost $14,188,354)	12,861,259

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTION (0.0%) #
		Information Technology (0.0%)
120		Taiwan Semiconductor Manufacturing Company, Ltd. Put, 11/20/15, Strike $20.00 (Cost $12,305)	1,200

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (6.0%)
811,032		Fidelity Prime Money Market Fund - Institutional Class (Cost $811,032)	811,032

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.3%)
	Federal Home Loan Bank Discount Notes
25,171	0.000%, 12/18/15	$25,171
25,171	0.000%, 12/23/15	25,171
25,170	0.000%, 11/24/15	25,170
12,587	0.000%, 11/18/15	12,587
12,585	0.000%, 12/02/15	12,585
35,459	Fidelity Prime Money Market Fund - Institutional Class	35,459
10,070	Goldman Sachs Financial Square Fund	10,070
29,429	Morgan Stanley Institutional Liquidity Fund	29,429

	Total INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $175,642)	175,642

TOTAL INVESTMENTS (102.2%) (Cost $15,187,333)		13,849,133

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.3%)		(175,642)

LIABILITIES, LESS OTHER ASSETS (-0.9%)		(120,055)

NET ASSETS (100.0%)		$13,553,436

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

#	Non-income producing security.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $260,813.

See accompanying Notes to Financial Statements	www.calamos.com	93

Emerging Market Equity Fund    Schedule of Investments October 31, 2015

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The common stocks amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$4,068,310	29.4%
Hong Kong Dollar	2,469,917	17.8%
South Korean Won	1,782,668	12.9%
New Taiwan Dollar	1,319,818	9.5%
Mexican Peso	1,062,723	7.7%
South African Rand	802,375	5.8%
Brazilian Real	681,092	4.9%
Philippine Peso	646,667	4.7%
Indonesian Rupiah	480,757	3.5%
British Pound Sterling	214,595	1.5%
Thai Baht	200,696	1.4%
Turkish Lira	119,515	0.9%
Total Investments	$13,849,133	100.0%

Currency exposure may vary over time.

94	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES			VALUE
COMMON STOCKS (96.0%)
		Consumer Discretionary (20.1%)
4,250		Amazon.com, Inc.#~	$2,660,075
27,000		Comcast Corp. - Class A	1,690,740
16,900	EUR	Daimler, AG	1,465,463
25,000		Delphi Automotive, PLC	2,079,750
14,100		Dollar General Corp.	955,557
58,500	GBP	Domino’s Pizza Group, PLC	983,132
20,000		Home Depot, Inc.	2,472,800
33,000		Lions Gate Entertainment Corp.	1,286,010
210,000	INR	Motherson Sumi Systems, Ltd.	789,902
29,550	ZAR	Naspers, Ltd. - Class N	4,314,137
44,800	DKK	Pandora, A/S	5,169,805
3,015		Priceline Group, Inc.#	4,384,534
625,000	HKD	Samsonite International, SA	1,845,774
44,100	JPY	Sony Corp.	1,253,561
22,800		Starbucks Corp.	1,426,596
32,700	JPY	Toyota Motor Corp.	2,003,347
13,400		Walt Disney Company	1,524,116
103,000	GBP	WPP, PLC	2,308,933

			38,614,232

		Consumer Staples (6.2%)
18,300	EUR	Anheuser-Busch InBev, SA	2,183,641
20,700	GBP	British American Tobacco, PLC	1,229,778
104,100	GBP	Diageo, PLC	3,001,198
28,000		Mondelez International, Inc. - Class A	1,292,480
10,400	EUR	Pernod Ricard, SA	1,223,761
39,000	JPY	Seven & I Holdings Company, Ltd.	1,771,568
14,700		Walgreens Boots Alliance, Inc.	1,244,796

			11,947,222

		Energy (2.8%)
15,000		Anadarko Petroleum Corp.~	1,003,200
16,750		EOG Resources, Inc.	1,437,987
15,000		Occidental Petroleum Corp.	1,118,100
24,900		Schlumberger, Ltd.	1,946,184

			5,505,471

		Financials (11.1%)
499,600	HKD	AIA Group, Ltd.	2,929,320
94,500	EUR	Azimut Holding, S.p.A	2,273,009
17,300		Citigroup, Inc.~	919,841
374,000	JPY	Daiwa Securities Group, Inc.	2,557,251
50,000	INR	Housing Development Finance Corp., Ltd.	958,389
350,000	EUR	Intesa Sanpaolo, S.p.A	1,217,670
479,197	PHP	Metropolitan Bank & Trust Company	869,238
40,000	JPY	Mitsui Fudosan Company, Ltd.	1,088,546
44,000	GBP	Prudential, PLC	1,027,685

NUMBER OF SHARES			VALUE
107,000	GBP	St. James’s Place, PLC	$1,585,791
23,000	JPY	Sumitomo Mitsui Financial Group, Inc.	917,555
67,335	EUR	Vonovia, SE	2,244,542
30,000		Wells Fargo & Company	1,624,200
56,000		WisdomTree Investments, Inc.	1,076,880

			21,289,917

		Health Care (13.4%)
18,900		Celgene Corp.#	2,319,219
69,500		Cerner Corp.#	4,607,155
69,900	JPY	Chugai Pharmaceutical Co., Ltd.	2,250,075
10,200		Gilead Sciences, Inc.	1,102,926
11,000		Illumina, Inc.#	1,576,080
16,700	JPY	Kaken Pharmaceutical Company, Ltd.	1,154,217
15,415		Laboratory Corp. of America Holdings#	1,892,037
16,000	CHF	Novartis, AG	1,449,420
26,000	DKK	Novo Nordisk, A/S - Class B	1,380,691
12,000	EUR	Sanofi	1,210,511
43,800	GBP	Shire, PLC	3,317,011
19,300		Stryker Corp.	1,845,466
15,500		Zimmer Biomet Holdings, Inc.	1,620,835

			25,725,643

		Industrials (11.8%)
21,100	EUR	ANDRITZ, AG	1,060,111
17,000	CAD	Canadian National Railway Company	1,038,383
96,000	GBP	Capita, PLC	1,883,126
134,388	HKD	CK Hutchison Holdings, Ltd.	1,840,242
35,000		CSX Corp.	944,650
16,800	JPY	FANUC Corp.	2,964,217
15,000	EUR	HOCHTIEF, AG	1,395,492
2,300	CHF	Kaba Holding, AG	1,434,165
64,000	EUR	KION Group, AG#	2,883,962
18,500	JPY	Nidec Corp.	1,394,088
36,600	EUR	Safran, SA	2,779,920
19,000	EUR	Thales, SA	1,373,535
16,600		United Parcel Service, Inc. - Class B	1,710,132

			22,702,023

		Information Technology (30.6%)
9,000		Alibaba Group Holding, Ltd.#	754,470
12,025		Alphabet, Inc. - Class A#	8,867,115
7,197		Alphabet, Inc. - Class C#	5,115,700
64,100		Apple, Inc.~	7,659,950
125,000	GBP	ARM Holdings, PLC	1,968,579
14,400		Baidu, Inc.#	2,699,568
12,530		Check Point Software Technologies, Ltd.#	1,064,298
17,000		Cognizant Technology Solutions Corp. - Class A#	1,157,870

See accompanying Notes to Schedule of Investments	www.calamos.com	95

Global Equity Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES			VALUE
3,450	CAD	Constellation Software, Inc.	$1,490,708
40,500		Facebook, Inc. - Class A#	4,129,785
1,900	JPY	Keyence Corp.	989,156
22,200		LinkedIn Corp. - Class A#	5,347,314
39,400		MasterCard, Inc. - Class A	3,900,206
32,900		Mellanox Technologies, Ltd.#	1,549,919
1,230	KRW	Samsung Electronics Co., Ltd.	1,475,295
37,800	EUR	SAP SE	2,979,967
23,800		Splunk, Inc.#	1,336,608
614,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,587,193
205,200	HKD	Tencent Holdings, Ltd.	3,867,893

			58,941,594

		TOTAL COMMON STOCKS (Cost $151,433,948)	184,726,102

SHORT TERM INVESTMENT (4.2%)
8,030,505		Fidelity Prime Money Market Fund - Institutional Class (Cost $8,030,505)	8,030,505

TOTAL INVESTMENTS (100.2%) (Cost $159,464,453)			192,756,607

LIABILITIES, LESS OTHER ASSETS (-0.2%)			(366,602)

NET ASSETS (100.0%)			$192,390,005

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Brown Brothers Harriman & Company	European Monetary Unit	11/30/15	6,840,000	$7,524,127	$34,477
Brown Brothers Harriman & Company	Japanese Yen	11/30/15	541,517,000	4,488,599	(3,541)

					$30,936

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $3,607,712.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
PHP	Philippine Peso
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

OCTOBER 31, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$99,375,654	51.6%
European Monetary Unit	24,291,584	12.6%
Japanese Yen	18,343,581	9.5%
British Pound Sterling	17,305,233	9.0%
Hong Kong Dollar	10,483,229	5.4%
Danish Krone	6,550,496	3.4%
South African Rand	4,314,137	2.2%
Swiss Franc	2,883,585	1.5%
New Taiwan Dollar	2,587,193	1.3%
Canadian Dollar	2,529,091	1.3%
Indian Rupee	1,748,291	0.9%
South Korean Won	1,475,295	0.8%
Philippine Peso	869,238	0.5%
Total Investments	$192,756,607	100.0%

Currency exposure may vary over time.

96	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund     Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (19.3%)
	Consumer Discretionary (5.8%)
	Jarden Corp.
16,600,000	1.125%, 03/15/34^	$18,275,023
9,275,000	1.500%, 06/15/19	11,760,143
38,195,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	61,288,079
13,063,000	Liberty Media Corp.^ 1.375%, 10/15/23	13,384,350
24,600,000	Priceline Group, Inc. 1.000%, 03/15/18	39,153,237
6,000,000	Tesla Motors, Inc. 1.250%, 03/01/21	5,236,170

		149,097,002

	Energy (0.3%)
8,700,000	Whiting Petroleum Corp.* 1.250%, 04/01/20	7,617,241

	Financials (1.1%)
20,550,000	Ares Capital Corp. 5.750%, 02/01/16	20,693,131
5,850,000	MGIC Investment Corp. 2.000%, 04/01/20	8,535,764

		29,228,895

	Health Care (2.8%)
9,904,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	14,359,265
3,920,000	Gilead Sciences, Inc. 1.625%, 05/01/16	18,799,595
10,700,000	Hologic, Inc.^‡ 0.000%, 12/15/43	13,614,733
17,525,000	Illumina, Inc.^ 0.000%, 06/15/19	17,884,175
5,957,000	Molina Healthcare, Inc. 1.625%, 08/15/44	7,306,350

		71,964,118

	Industrials (0.5%)
10,050,000	Air Lease Corp. 3.875%, 12/01/18	13,700,914

	Information Technology (8.1%)
9,000,000	Euronet Worldwide, Inc.* 1.500%, 10/01/44	11,523,060
	FireEye, Inc.*
5,869,000	1.625%, 06/01/35	4,939,820
5,445,000	1.000%, 06/01/35	4,705,270
12,500,000	Intel Corp. 3.250%, 08/01/39	20,566,687
529,000	Lam Research Corp. 0.500%, 05/15/16	667,490

PRINCIPAL AMOUNT		VALUE
12,990,000	LinkedIn Corp.* 0.500%, 11/01/19	$14,119,610
14,260,000	Microchip Technology, Inc.* 1.625%, 02/15/25	14,868,474
10,600,000	NVIDIA Corp. 1.000%, 12/01/18	15,528,735
13,860,000	ON Semiconductor Corp.^* 1.000%, 12/01/20	13,653,278
10,200,000	Red Hat, Inc.^ 0.250%, 10/01/19	13,053,552
23,700,000	Salesforce.com, Inc. 0.250%, 04/01/18	30,868,657
5,500,000	SanDisk Corp. 1.500%, 08/15/17	8,776,983
12,974,000	ServiceNow, Inc. 0.000%, 11/01/18	16,151,981
15,450,000	Twitter, Inc. 0.250%, 09/15/19	13,694,803
11,400,000	Workday, Inc.^ 0.750%, 07/15/18	13,144,770
14,700,000	Yahoo!, Inc. 0.000%, 12/01/18	14,699,633

		210,962,803

	Materials (0.7%)
6,743,000	Cemex, SAB de CV 3.720%, 03/15/20	6,075,915
12,721,000	RTI International Metals, Inc. 1.625%, 10/15/19	13,023,251

		19,099,166

	TOTAL CONVERTIBLE BONDS (Cost $441,932,138)	501,670,139

CORPORATE BONDS (6.5%)
	Consumer Discretionary (3.9%)
5,153,000	Dana Holding Corp. 5.500%, 12/15/24	5,169,103
	DISH DBS Corp.
12,500,000	5.875%, 07/15/22	12,250,000
10,030,000	5.125%, 05/01/20	10,004,925
23,500,000	Expedia, Inc. 5.950%, 08/15/20	26,137,640
6,500,000	FCA US, LLC 8.250%, 06/15/21	6,971,250
9,900,000	Home Depot, Inc. 2.700%, 04/01/23	9,863,865
23,000,000	L Brands, Inc. 5.625%, 02/15/22	25,026,875
2,429,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	2,604,848
3,040,000	PVH Corp. 4.500%, 12/15/22	3,053,300

		101,081,806

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Growth and Income Fund     Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE

	Consumer Staples (0.4%)
9,865,000	Wal-Mart Stores, Inc. 3.300%, 04/22/24	$10,268,676

	Financials (0.7%)
4,950,000	Berkshire Hathaway, Inc. 3.000%, 02/11/23	5,042,219
12,000,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	12,563,100

		17,605,319

	Health Care (0.1%)
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,080,625

		3,080,625

	Industrials (0.0%)
1,020,000	Icahn Enterprises, LP 4.875%, 03/15/19	1,045,500

	Information Technology (1.1%)
2,230,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	2,335,925
4,935,000	Apple, Inc. 3.450%, 05/06/24	5,139,062
11,415,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	11,129,625
9,865,000	Google, Inc. 3.375%, 02/25/24	10,337,188

		28,941,800

	Materials (0.3%)
7,135,000	Alcoa, Inc. 5.125%, 10/01/24	7,077,028

	TOTAL CORPORATE BONDS (Cost $165,994,470)	169,100,754

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (9.1%)
	Consumer Staples (0.4%)
176,350	Tyson Foods, Inc. 4.750%	9,231,923

	Energy (0.5%)
35,950	Chesapeake Energy Corp. 5.750%	13,945,975

	Financials (2.6%)
462,500	Affiliated Managers Group, Inc. 5.150%	26,969,531
161,930	American Tower Corp. 5.250%	17,229,352
220,000	Crown Castle International Corp. 4.500%	23,379,400

		67,578,283

NUMBER OF SHARES		VALUE

	Health Care (2.8%)
29,200	Allergan, PLC 5.500%	$30,561,596
921,975	Anthem, Inc. 5.250%	42,908,716

		73,470,312

	Industrials (0.9%)
135,000	Stanley Black & Decker, Inc.^ 6.250%	16,208,100
63,500	Stericycle, Inc. 5.250%	5,919,470

		22,127,570

	Telecommunication Services (0.6%)
236,200	T-Mobile USA, Inc. 5.500%	15,704,938

	Utilities (1.3%)
301,775	Dominion Resources, Inc. 6.375%	14,977,093
320,000	Exelon Corp. 6.500%	13,363,200
95,000	NextEra Energy, Inc. 6.371%	4,993,200

		33,333,493

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $241,864,748)	235,392,494

COMMON STOCKS (60.0%)
	Consumer Discretionary (7.2%)
47,500	Amazon.com, Inc.#	29,730,250
480,000	Home Depot, Inc.	59,347,200
268,000	Nike, Inc. - Class B	35,116,040
508,000	Starbucks Corp.	31,785,560
275,000	Walt Disney Company^	31,278,500

		187,257,550

	Consumer Staples (7.5%)
825,000	Coca-Cola Company	34,938,750
215,000	Costco Wholesale Corp.	33,995,800
560,000	Mondelez International, Inc. - Class A	25,849,600
215,000	PepsiCo, Inc.	21,970,850
200,000	Philip Morris International, Inc.	17,680,000
321,000	Procter & Gamble Company	24,517,980
415,000	Walgreens Boots Alliance, Inc.	35,142,200

		194,095,180

	Energy (4.4%)
200,000	Anadarko Petroleum Corp.	13,376,000
130,600	Chevron Corp.	11,868,928
140,000	EOG Resources, Inc.	12,019,000

98	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund     Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
409,000	Exxon Mobil Corp.^	$33,840,660
400,000	Occidental Petroleum Corp.	29,816,000
179,000	Schlumberger, Ltd.	13,990,640

		114,911,228

	Financials (10.6%)
520,000	American International Group, Inc.	32,791,200
844,710	Citigroup, Inc.	44,913,231
64,450	Intercontinental Exchange, Inc.	16,267,180
1,000,000	JPMorgan Chase & Company	64,250,000
400,890	MetLife, Inc.	20,196,838
10,500	PJT Partners, Inc.#	225,750
412,350	State Street Corp.	28,452,150
1,250,000	Wells Fargo & Company	67,675,000

		274,771,349

	Health Care (7.5%)
76,270	Alexion Pharmaceuticals, Inc.#	13,423,520
215,000	Celgene Corp.#	26,382,650
388,675	Johnson & Johnson	39,267,835
611,300	Merck & Company, Inc.	33,413,658
870,000	Pfizer, Inc.	29,423,400
281,000	Stryker Corp.	26,869,220
249,000	Zimmer Biomet Holdings, Inc.	26,037,930

		194,818,213

	Industrials (8.6%)
82,825	3M Company	13,020,918
196,000	Boeing Company	29,021,720
400,000	CSX Corp.	10,796,000
416,000	Delta Air Lines, Inc.	21,149,440
240,800	Eaton Corp., PLC	13,463,128
1,100,000	General Electric Company	31,812,000
177,300	Honeywell International, Inc.	18,311,544
72,800	Lockheed Martin Corp.	16,003,624
100,000	Northrop Grumman Corp.	18,775,000
136,750	Union Pacific Corp.	12,218,612
240,000	United Parcel Service, Inc. - Class B	24,724,800
135,072	United Technologies Corp.	13,292,436

		222,589,222

	Information Technology (13.4%)
300,000	Accenture, PLC - Class A	32,160,000
67,500	Alphabet, Inc. - Class A#	49,773,825
900,500	Apple, Inc.	107,609,750
392,000	Broadcom Corp. - Class A	20,148,800
205,800	Facebook, Inc. - Class A#	20,985,426
349,500	MasterCard, Inc. - Class A	34,597,005
1,315,000	Microsoft Corp.	69,221,600

NUMBER OF SHARES		VALUE
375,000	Oracle Corp.	$14,565,000

		349,061,406

	Utilities (0.8%)
189,090	NextEra Energy, Inc.	19,411,980

	TOTAL COMMON STOCKS (Cost $1,217,301,537)	1,556,916,128

SHORT TERM INVESTMENT (4.4%)
115,517,103	Fidelity Prime Money Market Fund - Institutional Class (Cost $115,517,103)	115,517,103

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.5%)
	Federal Home Loan Bank Discount Notes
9,340,221	0.000%, 12/18/15	9,340,221
9,340,137	0.000%, 12/23/15	9,340,137
9,339,687	0.000%, 11/24/15	9,339,687
4,670,451	0.000%, 11/18/15	4,670,451
4,670,029	0.000%, 12/02/15	4,670,029
13,157,452	Fidelity Prime Money Market Fund - Institutional Class	13,157,452
3,736,466	Goldman Sachs Financial Square Fund	3,736,466
10,920,227	Morgan Stanley Institutional Liquidity Fund	10,920,227

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $65,174,670)	65,174,670

TOTAL INVESTMENTS (101.8%) (Cost $2,247,784,666)		2,643,771,288

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.5%)		(65,174,670)

OTHER ASSETS, LESS LIABILITIES (0.7%)		18,424,565

NET ASSETS (100.0%)		$2,597,021,183

FORWARD FOREIGN CURRENCY CONTRACT

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Mexican Peso	01/28/16	34,960,000	$2,103,738	$4,585

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Growth and Income Fund     Schedule of Investments October 31, 2015

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2015.

#	Non-income producing security.

100	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (35.4%)
		Consumer Discretionary (8.7%)
2,605,000		Ctrip.com International, Ltd.* 1.000%, 07/01/20	$2,907,571
410,000,000	JPY	HIS Company, Ltd. 0.000%, 08/30/19	3,894,615
2,700,000		NHK Spring Company, Ltd. 0.000%, 09/20/19	2,941,254
8,300,000		Priceline Group, Inc.^ 0.350%, 06/15/20	10,801,330
510,000,000	JPY	Sony Corp. 0.000%, 09/30/22	4,553,413
2,700,000	EUR	Steinhoff Finance Holdings, GmbH 1.250%, 08/11/22	3,208,613
		Tesla Motors, Inc.
3,380,000		1.250%, 03/01/21	2,949,709
1,900,000		0.250%, 03/01/19	1,710,627

			32,967,132

		Energy (0.7%)
2,970,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	2,855,551

		Financials (4.0%)
3,975,000		Ares Capital Corp. 5.750%, 02/01/16	4,002,686
5,500,000		AYC Finance, Ltd. 0.500%, 05/02/19	6,026,971
1,000,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	1,340,174
1,855,000		Extra Space Storage, LP* 3.125%, 10/01/35	1,963,453
1,715,000		MGIC Investment Corp. 5.000%, 05/01/17	1,828,644

			15,161,928

		Health Care (0.6%)
2,030,000		Medidata Solutions, Inc.^ 1.000%, 08/01/18	2,137,296

		Industrials (6.1%)
4,500,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	7,084,410
270,000,000	JPY	Daifuku Company, Ltd. 0.000%, 10/02/17	2,867,346
330,000,000	JPY	Japan Airport Terminal Company, Ltd. 0.000%, 03/04/22	3,177,138
5,350,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	5,317,344
4,100,000		MISUMI Group, Inc. 0.000%, 10/22/18	4,878,010

			23,324,248

PRINCIPAL AMOUNT			VALUE

		Information Technology (13.1%)
5,600,000		Advanced Semiconductor Engineering, Inc. 0.000%, 03/27/18	$5,391,513
		FireEye, Inc.*
1,325,000		1.625%, 06/01/35	1,115,226
1,229,000		1.000%, 06/01/35	1,062,034
3,325,000		Lam Research Corp. 0.500%, 05/15/16	4,195,468
10,260,000		LinkedIn Corp.* 0.500%, 11/01/19	11,152,210
2,103,000		NVIDIA Corp. 1.000%, 12/01/18	3,080,843
1,675,000		NXP Semiconductors, NV* 1.000%, 12/01/19	1,801,186
3,325,000		ON Semiconductor Corp. 2.625%, 12/15/26	3,980,989
2,700,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	2,908,562
3,800,000		Salesforce.com, Inc. 0.250%, 04/01/18	4,949,405
1,600,000		SanDisk Corp. 1.500%, 08/15/17	2,553,304
1,332,000		ServiceNow, Inc. 0.000%, 11/01/18	1,658,273
2,200,000		Twitter, Inc. 0.250%, 09/15/19	1,950,069
3,390,000		Workday, Inc. 0.750%, 07/15/18	3,908,840

			49,707,922

		Materials (1.2%)
3,500,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	4,724,325

		Telecommunication Services (1.0%)
3,500,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	3,955,226

		TOTAL CONVERTIBLE BONDS (Cost $132,511,448)	134,833,628

SYNTHETIC CONVERTIBLE SECURITIES (3.7%)¤
Corporate Bonds (3.6%)
		Consumer Discretionary (2.2%)
3,525,000		FCA US, LLC 8.250%, 06/15/21	3,780,563
4,400,000		L Brands, Inc. 5.625%, 02/15/22	4,787,750

			8,568,313

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Global Growth and Income Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT			VALUE

		Industrials (1.4%)
		Icahn Enterprises, LP
2,725,000		4.875%, 03/15/19	$2,793,125
2,460,000		5.875%, 02/01/22	2,536,875

			5,330,000

		TOTAL CORPORATE BONDS	13,898,313

NUMBER OF CONTRACTS			VALUE
Purchased Option (0.1%)
		Consumer Discretionary (0.1%)
735	EUR	Daimler, AG Call, 03/18/16, Strike 76.00	532,228

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $14,082,458)	14,430,541

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.1%)
		Energy (0.7%)
6,488		Chesapeake Energy Corp. 5.750%	2,566,004

		Financials (0.8%)
28,600		American Tower Corp. 5.250%	3,043,040

		Health Care (1.6%)
3,250		Allergan, PLC 5.500%	3,401,547
62,800		Anthem, Inc. 5.250%	2,922,712

			6,324,259

		Utilities (1.0%)
68,586		NextEra Energy, Inc. 5.799%	3,773,602

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $19,316,888)	15,706,905

COMMON STOCKS (50.5%)
		Consumer Discretionary (7.5%)
37,500		Comcast Corp. - Class A	2,348,250
28,000		Home Depot, Inc.	3,461,920
38,350	ZAR	Naspers, Ltd. - Class N	5,598,889
53,625	DKK	Pandora, A/S	6,188,188
37,000		Starbucks Corp.	2,315,090
45,200	JPY	Toyota Motor Corp.	2,769,152
28,000		Walt Disney Company	3,184,720
125,000	GBP	WPP, PLC	2,802,103

			28,668,312

NUMBER OF SHARES			VALUE

		Consumer Staples (5.5%)
38,500	EUR	Anheuser-Busch InBev, SA	$4,593,999
43,000	GBP	British American Tobacco, PLC	2,554,612
53,600		Coca-Cola Company	2,269,960
206,600	GBP	Diageo, PLC	5,956,268
37,180	CHF	Nestlé, SA	2,839,585
22,000	EUR	Pernod Ricard, SA	2,588,725

			20,803,149

		Energy (2.6%)
26,000		Anadarko Petroleum Corp.	1,738,880
34,597		EOG Resources, Inc.	2,970,152
25,400		Exxon Mobil Corp.	2,101,596
38,450		Schlumberger, Ltd.	3,005,252

			9,815,880

		Financials (8.4%)
1,007,600	HKD	AIA Group, Ltd.	5,907,892
140,807	EUR	Azimut Holding, S.p.A	3,386,831
35,581		Citigroup, Inc.	1,891,842
497,000	JPY	Daiwa Securities Group, Inc.	3,398,272
58,800		JPMorgan Chase & Company	3,777,900
75,000	JPY	Mitsui Fudosan Company, Ltd.	2,041,024
30,000		State Street Corp.	2,070,000
44,600	JPY	Sumitomo Mitsui Financial Group, Inc.	1,779,258
101,810	EUR	Vonovia, SE	3,393,729
81,000		Wells Fargo & Company	4,385,340

			32,032,088

		Health Care (8.5%)
66,500	JPY	Chugai Pharmaceutical Co., Ltd.	2,140,630
16,600		Gilead Sciences, Inc.	1,794,958
10,950		Illumina, Inc.#	1,568,916
51,700		Johnson & Johnson	5,223,251
51,500		Merck & Company, Inc.	2,814,990
31,315	CHF	Novartis, AG	2,836,786
28,000	DKK	Novo Nordisk, A/S - Class B	1,486,898
38,000	EUR	Sanofi	3,833,284
75,925	GBP	Shire, PLC	5,749,864
29,000		Stryker Corp.	2,772,980
19,500		Zimmer Biomet Holdings, Inc.	2,039,115

			32,261,672

		Industrials (2.4%)
276,512	HKD	CK Hutchison Holdings, Ltd.	3,786,418
16,900	JPY	FANUC Corp.	2,981,861
23,500		United Parcel Service, Inc. - Class B	2,420,970

			9,189,249

102	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES			VALUE
		Information Technology (15.6%)
32,900		Accenture, PLC - Class A	$3,526,880
17,750		Alibaba Group Holding, Ltd.#	1,487,982
26,955		Alphabet, Inc. - Class A#	19,876,347
69,300		Apple, Inc.	8,281,350
19,800		Baidu, Inc.#	3,711,906
26,100		Facebook, Inc. - Class A#	2,661,417
24,000		MasterCard, Inc. - Class A	2,375,760
72,000		Microsoft Corp.	3,790,080
50,575	EUR	SAP SE	3,987,086
1,203,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,069,044
253,200	HKD	Tencent Holdings, Ltd.	4,772,663

			59,540,515

		TOTAL COMMON STOCKS (Cost $166,576,344)	192,310,865

SHORT TERM INVESTMENT (5.8%)
21,959,348		Fidelity Prime Money Market Fund - Institutional Class (Cost $21,959,348)	21,959,348

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.6%)
		Federal Home Loan Bank Discount Notes
858,476		0.000%, 12/18/15	858,476
858,469		0.000%, 12/23/15	858,469
858,427		0.000%, 11/24/15	858,427
429,270		0.000%, 11/18/15	429,270
429,231		0.000%, 12/02/15	429,231
1,209,325		Fidelity Prime Money Market Fund - Institutional Class	1,209,325
343,425		Goldman Sachs Financial Square Fund	343,425
1,003,698		Morgan Stanley Institutional Liquidity Fund	1,003,698

		Total INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $5,990,321)	5,990,321

TOTAL INVESTMENTS (101.1%) (Cost $360,436,807)			385,231,608

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.6%)			(5,990,321)

OTHER ASSETS, LESS LIABILITIES (0.4%)			1,621,926

NET ASSETS (100.0%)			$380,863,213

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$254,542,497	66.1%
European Monetary Unit	38,452,782	10.0%
Japanese Yen	29,602,709	7.7%
British Pound Sterling	24,147,257	6.3%
Hong Kong Dollar	14,466,973	3.7%
Danish Krone	7,675,086	2.0%
Swiss Franc	5,676,371	1.5%
South African Rand	5,598,889	1.4%
New Taiwan Dollar	5,069,044	1.3%
Total Investments	$385,231,608	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	103

Convertible Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (64.6%)
		Consumer Discretionary (13.4%)
16,900,000		CalAtlantic Group, Inc. 1.250%, 08/01/32	$19,162,065
5,100,000		Ctrip.com International, Ltd.* 1.000%, 07/01/20	5,692,365
7,000,000		Jarden Corp.^ 1.125%, 03/15/34	7,706,335
6,100,000		Lennar Corp.* 3.250%, 11/15/21	13,026,733
12,000,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	19,255,320
13,600,000		Liberty Media Corp. 1.375%, 10/15/23	13,934,560
27,300,000		Priceline Group, Inc.^ 0.350%, 06/15/20	35,527,264
5,500,000		Restoration Hardware Holdings, Inc.* 0.000%, 06/15/19	5,824,445
		Tesla Motors, Inc.
26,500,000		1.250%, 03/01/21	23,126,418
6,700,000		0.250%, 03/01/19	6,032,211

			149,287,716

		Energy (2.5%)
12,300,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	11,826,020
18,600,000		Whiting Petroleum Corp.*^ 1.250%, 04/01/20	16,285,137

			28,111,157

		Financials (6.0%)
		Ares Capital Corp.~
23,000,000		4.750%, 01/15/18	23,774,525
3,200,000		4.375%, 01/15/19	3,289,808
4,200,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	5,628,729
5,900,000		Extra Space Storage, LP* 3.125%, 10/01/35	6,244,944
5,500,000		MGIC Investment Corp. 5.000%, 05/01/17	5,864,458
10,700,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	10,829,844
11,049,000		Starwood Waypoint Residential Trust 3.000%, 07/01/19	10,781,338

			66,413,646

		Health Care (12.3%)
10,800,000		Acorda Therapeutics, Inc. 1.750%, 06/15/21	11,454,156
1,600,000		Anacor Pharmaceuticals, Inc. 2.000%, 10/15/21	5,807,784
4,900,000		BioMarin Pharmaceutical, Inc. 0.750%, 10/15/18	6,913,386

PRINCIPAL AMOUNT		VALUE
6,300,000	Cepheid 1.250%, 02/01/21	$5,616,576
9,900,000	Emergent Biosolutions, Inc.^ 2.875%, 01/15/21	12,144,478
2,900,000	Gilead Sciences, Inc.~ 1.625%, 05/01/16	13,907,863
5,900,000	HealthSouth Corp. 2.000%, 12/01/43	6,438,906
6,700,000	Hologic, Inc.‡ 0.000%, 12/15/43	8,525,114
3,400,000	Illumina, Inc. 0.250%, 03/15/16	5,827,158
6,280,000	Impax Laboratories, Inc.* 2.000%, 06/15/22	5,776,909
3,700,000	Incyte Corp. 0.375%, 11/15/18	8,547,906
4,700,000	Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	5,587,219
6,600,000	Isis Pharmaceuticals, Inc.* 1.000%, 11/15/21	6,603,102
4,040,000	Jazz Investments I, Ltd.^ 1.875%, 08/15/21	4,277,229
9,733,000	Medidata Solutions, Inc.^ 1.000%, 08/01/18	10,247,438
8,600,000	Molina Healthcare, Inc. 1.625%, 08/15/44	10,548,029
5,100,000	NuVasive, Inc. 2.750%, 07/01/17	6,404,657
3,000,000	XenoPort, Inc.* 2.500%, 02/01/22	2,609,565

		137,237,475

	Industrials (0.6%)
5,135,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	6,173,605

	Information Technology (29.8%)
	FireEye, Inc.*
8,043,000	1.625%, 06/01/35	6,769,632
7,463,000	1.000%, 06/01/35	6,449,114
4,476,000	Integrated Device Technology, Inc.* 0.875%, 11/15/22	4,663,992
11,600,000	Intel Corp. 3.250%, 08/01/39	19,085,886
18,500,000	Lam Research Corp. 0.500%, 05/15/16	23,343,207
25,100,000	LinkedIn Corp.*~ 0.500%, 11/01/19	27,282,696
9,600,000	Micron Technology, Inc. 1.625%, 02/15/33	15,534,480
19,100,000	NVIDIA Corp. 1.000%, 12/01/18	27,981,022
10,500,000	NXP Semiconductors, NV* 1.000%, 12/01/19	11,291,017

104	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
4,900,000	ON Semiconductor Corp. 2.625%, 12/15/26	$5,866,721
5,150,000	Palo Alto Networks, Inc. 0.000%, 07/01/19	7,975,625
6,285,000	Proofpoint, Inc.*^ 0.750%, 06/15/20	7,100,416
9,235,000	Red Hat, Inc.^ 0.250%, 10/01/19	11,818,584
30,000,000	Salesforce.com, Inc. 0.250%, 04/01/18	39,074,250
9,930,000	SanDisk Corp. 1.500%, 08/15/17	15,846,443
8,050,000	ServiceNow, Inc. 0.000%, 11/01/18	10,021,848
13,500,000	SunEdison, Inc.^ 2.000%, 10/01/18	10,376,640
8,300,000	SunPower Corp.^ 0.750%, 06/01/18	10,390,563
16,385,000	Synchronoss Technologies, Inc.^ 0.750%, 08/15/19	16,699,346
4,600,000	Take-Two Interactive Software, Inc. 1.750%, 12/01/16	8,070,746
	Twitter, Inc.
13,300,000	1.000%, 09/15/21	11,715,770
5,830,000	0.250%, 09/15/19	5,167,683
	Workday, Inc.
10,800,000	0.750%, 07/15/18	12,452,940
5,000,000	1.500%, 07/15/20	5,978,800
11,610,000	Yahoo!, Inc. 0.000%, 12/01/18	11,609,710

		332,567,131

	TOTAL CONVERTIBLE BONDS (Cost $694,554,419)	719,790,730

SYNTHETIC CONVERTIBLE SECURITIES (2.6%)¤
Corporate Bonds (2.4%)
	Consumer Discretionary (1.7%)
	DISH DBS Corp.
3,170,000	5.125%, 05/01/20~	3,162,075
2,830,000	5.875%, 07/15/22	2,773,400
7,000,000	GameStop Corp.*^ 5.500%, 10/01/19	7,319,375
5,534,000	Outerwall, Inc. 6.000%, 03/15/19	5,551,294

		18,806,144

	Telecommunication Services (0.7%)
7,200,000	SBA Communications Corp. 4.875%, 07/15/22	7,384,500

	TOTAL CORPORATE BONDS	26,190,644

NUMBER OF CONTRACTS		VALUE
Purchased Options (0.2%)#
	Information Technology (0.2%)
3,100	Electronic Arts, Inc. Call, 01/15/16, Strike $80.00	$434,000
9,000	Microchip Technology, Inc. Call, 01/15/16, Strike $55.00	405,000
5,000	Xilinx, Inc. Call, 01/15/16, Strike $45.00	1,887,500

	TOTAL PURCHASED OPTIONS	2,726,500

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $29,741,998)	28,917,144

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (27.5%)
	Consumer Discretionary (1.6%)
135,500	Fiat Chrysler Automobiles, NV 7.875%	17,402,129

	Consumer Staples (1.8%)
387,000	Tyson Foods, Inc. 4.750%	20,259,450

	Financials (9.6%)
320,000	Affiliated Managers Group, Inc. 5.150%	18,660,000
131,000	American Tower Corp. 5.250%	13,938,400
22,100	Bank of America Corp. 7.250%	24,420,500
105,500	Crown Castle International Corp. 4.500%	11,211,485
26,200	Wells Fargo & Company 7.500%	31,047,000
135,000	Welltower, Inc. 6.500%	7,979,850

		107,257,235

	Health Care (7.3%)
39,425	Allergan, PLC 5.500%	41,263,388
75,900	Amsurg Corp. 5.250%	10,233,597
635,000	Anthem, Inc. 5.250%	29,552,900

		81,049,885

	Industrials (2.4%)
145,000	Stanley Black & Decker, Inc. 4.750%	21,061,250
58,000	Stericycle, Inc. 5.250%	5,406,760

		26,468,010

See accompanying Notes to Schedule of Investments	www.calamos.com	105

Convertible Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
	Information Technology (0.1%)
2,393	SunEdison, Inc.^ 6.750%	$1,519,555

	Materials (0.4%)
138,150	Alcoa, Inc. 5.375%	4,369,684

	Telecommunication Services (1.5%)
96,104	Frontier Communications Corp. 11.125%	9,526,790
113,500	T-Mobile USA, Inc. 5.500%	7,546,615

		17,073,405

	Utilities (2.8%)
140,600	Dominion Resources, Inc. 6.375%	6,977,978
263,000	Exelon Corp. 6.500%	10,982,880
250,000	NextEra Energy, Inc. 5.799%	13,755,000

		31,715,858

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $303,520,582)	307,115,211

COMMON STOCKS (1.1%)
	Energy (1.1%)
975,000	Chesapeake Energy Corp.^	6,951,750
451,250	Southwestern Energy Company#	4,981,800

	TOTAL COMMON STOCKS (Cost $13,865,815)	11,933,550

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTION (0.0%)
	Information Technology (0.0%)
230	Palo Alto Networks, Inc. Put, 12/18/15, Strike $180.00 (Cost $231,866)	496,800

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (3.9%)
43,989,208	Fidelity Prime Money Market Fund - Institutional Class (Cost $43,989,208)	43,989,208

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.7%)
	Federal Home Loan Bank Discount Notes
10,666,953	0.000%, 12/18/15	$10,666,953
10,666,856	0.000%, 12/23/15	10,666,856
10,666,342	0.000%, 11/24/15	10,666,342
5,333,864	0.000%, 11/18/15	5,333,864
5,333,383	0.000%, 12/02/15	5,333,383
15,026,401	Fidelity Prime Money Market Fund - Institutional Class	15,026,401
4,267,213	Goldman Sachs Financial Square Fund	4,267,213
12,471,389	Morgan Stanley Institutional Liquidity Fund	12,471,389

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $74,432,401)	74,432,401

TOTAL INVESTMENTS (106.4%) (Cost $1,160,336,289)		1,186,675,044

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.7%)		(74,432,401)

OTHER ASSETS, LESS LIABILITIES (0.2%)		2,556,361

NET ASSETS (100.0%)		$1,114,799,004

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Brown Brothers Harriman & Company	European Monetary Unit	01/28/16	4,503,000	$4,959,911	$22,361
Northern Trust Company	European Monetary Unit	01/28/16	402,000	442,790	(1,189)

					$21,172

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $2,550,114.

106	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Convertible Fund    Schedule of Investments October 31, 2015

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2015.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	107

Global Convertible Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (73.8%)
		Consumer Discretionary (11.9%)
380,000		Ctrip.com International, Ltd. 1.250%, 10/15/18	$505,263
205,500	EUR	Groupe Artémis 3.250%, 01/01/16	388,324
30,000,000	JPY	Iida Group Holdings 0.000%, 06/18/20	280,279
315,000		Liberty Media Corp. 1.375%, 10/15/23	322,749
500,000		NHK Spring Company, Ltd. 0.000%, 09/20/19	544,677
		Priceline Group, Inc.
850,000		0.900%, 09/15/21	903,877
210,000		1.000%, 03/15/18	334,235
55,000,000	JPY	Sony Corp. 0.000%, 09/30/22	491,055
600,000	EUR	Steinhoff Finance Holdings, GmbH 1.250%, 08/11/22	713,025
		Tesla Motors, Inc.
730,000		1.250%, 03/01/21	637,067
240,000		0.250%, 03/01/19	216,079

			5,336,630

		Energy (1.3%)
96,000	EUR	Technip, SA 0.500%, 01/01/16	88,104
550,000		Whiting Petroleum Corp.* 1.250%, 04/01/20	481,550

			569,654

		Financials (14.4%)
		Ares Capital Corp.
165,000		4.375%, 01/15/19	169,631
145,000		4.750%, 01/15/18	149,883
75,000		5.750%, 02/01/16	75,522
600,000		AYC Finance, Ltd. 0.500%, 05/02/19	657,488
600,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	804,104
200,000	EUR	Beni Stabili S.p.A SIIQ 0.875%, 01/31/21	225,388
300,000	GBP	British Land White 2015, Ltd. 0.000%, 06/09/20	477,626
1,029,500	EUR	Credit Agricole, SA 0.000%, 12/06/16	873,506
800,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	838,893
320,000	CAD	Element Financial Corp.* 4.250%, 06/30/20	258,978
100,000	EUR	LEG Immobilien, AG 0.500%, 07/01/21	158,067
20,000		PRA Group, Inc. 3.000%, 08/01/20	21,520
470,000		Prospect Capital Corp.~ 5.375%, 10/15/17	470,940

PRINCIPAL AMOUNT			VALUE
283,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	$286,434
408,000		Starwood Waypoint Residential Trust 3.000%, 07/01/19	398,116
50,500	EUR	Unibail-Rodamco, SE 0.000%, 01/01/22	202,044
400,000		Yamaguchi Financial Group, Inc.‡ 0.000%, 03/26/20	432,210

			6,500,350

		Health Care (8.7%)
270,000		Acorda Therapeutics, Inc. 1.750%, 06/15/21	286,354
		BioMarin Pharmaceutical, Inc.
205,000		0.750%, 10/15/18	289,233
120,000		1.500%, 10/15/20	173,981
130,000		Cepheid 1.250%, 02/01/21	115,898
151,000		Emergent Biosolutions, Inc.^ 2.875%, 01/15/21	185,234
355,000		Hologic, Inc.‡ 0.000%, 12/15/43	451,704
		Illumina, Inc.^
100,000		0.000%, 06/15/19	102,050
95,000		0.500%, 06/15/21	102,299
185,000		Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	219,922
500,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	595,952
535,000		Molina Healthcare, Inc. 1.625%, 08/15/44	656,186
240,000		NuVasive, Inc. 2.750%, 07/01/17	301,396
400,000		QIAGEN, NV 0.875%, 03/19/21	450,904

			3,931,113

		Industrials (6.6%)
500,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	787,156
25,000,000	JPY	Daifuku Company, Ltd. 0.000%, 10/02/17	265,495
205,000		Greenbrier Companies, Inc. 3.500%, 04/01/18	246,463
30,000,000	JPY	Japan Airport Terminal Company, Ltd. 0.000%, 03/06/20	284,860
200,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	198,779
600,000		MISUMI Group, Inc. 0.000%, 10/22/18	713,855
200,000	EUR	Prysmian S.p.A. 1.250%, 03/08/18	245,429
180,000		Trinity Industries, Inc.~ 3.875%, 06/01/36	233,373

			2,975,410

108	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT			VALUE
		Information Technology (27.4%)
600,000		Advanced Semiconductor Engineering, Inc. 0.000%, 03/27/18	$577,662
310,000		Citrix Systems, Inc. 0.500%, 04/15/19	353,217
10,000		Cornerstone OnDemand, Inc. 1.500%, 07/01/18	9,956
100,000		Epistar Corp. 0.000%, 08/07/18	98,697
213,000		Euronet Worldwide, Inc.* 1.500%, 10/01/44	272,712
260,000		Finisar Corp. 0.500%, 12/15/33	233,611
		FireEye, Inc.*
368,000		1.000%, 06/01/35	318,005
355,000		1.625%, 06/01/35	298,796
180,000		Integrated Device Technology, Inc.* 0.875%, 11/15/22	187,560
		Intel Corp.
220,000		2.950%, 12/15/35	280,277
135,000		3.250%, 08/01/39	222,120
615,000		Lam Research Corp. 0.500%, 05/15/16	776,004
855,000		LinkedIn Corp.*~ 0.500%, 11/01/19	929,351
25,000		Mentor Graphics Corp. 4.000%, 04/01/31	34,314
495,000		Microchip Technology, Inc.* 1.625%, 02/15/25	516,122
480,000		Micron Technology, Inc.^ 3.000%, 11/15/43	439,277
605,000		NVIDIA Corp.~ 1.000%, 12/01/18	886,310
400,000		NXP Semiconductors, NV* 1.000%, 12/01/19	430,134
400,000		Qihoo 360 Technology Company, Ltd.^ 1.750%, 08/15/21	358,966
330,000		Red Hat, Inc. 0.250%, 10/01/19	422,321
500,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	538,623
130,000		Rovi Corp.* 0.500%, 03/01/20	97,087
665,000		Salesforce.com, Inc. 0.250%, 04/01/18	866,146
430,000		SanDisk Corp. 1.500%, 08/15/17	686,200
410,000		ServiceNow, Inc. 0.000%, 11/01/18	510,429
		SunEdison, Inc.*
240,000		2.625%, 06/01/23	113,908
220,000		0.250%, 01/15/20	119,775

PRINCIPAL AMOUNT			VALUE
120,000		Synchronoss Technologies, Inc. 0.750%, 08/15/19	$122,302
335,000		Take-Two Interactive Software, Inc. 1.000%, 07/01/18	535,585
		Twitter, Inc.
150,000		1.000%, 09/15/21	132,133
150,000		0.250%, 09/15/19	132,959
		Workday, Inc.
225,000		1.500%, 07/15/20	269,046
170,000		0.750%, 07/15/18	196,019
380,000		Yahoo!, Inc. 0.000%, 12/01/18	379,990

			12,345,614

		Materials (0.9%)
300,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	404,942

		Telecommunication Services (2.0%)
800,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	904,052

		Utilities (0.6%)
250,000		ENN Energy Holdings, Ltd. 0.000%, 02/26/18	284,368

		TOTAL CONVERTIBLE BONDS (Cost $33,430,034)	33,252,133

SYNTHETIC CONVERTIBLE SECURITIES (8.4%)¤
Corporate Bonds (7.3%)
		Consumer Discretionary (2.5%)
300,000		CalAtlantic Group, Inc. 6.625%, 05/01/20	332,625
305,000		D.R. Horton, Inc. 3.750%, 03/01/19	313,387
185,000		GameStop Corp.* 5.500%, 10/01/19	193,441
284,000		Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	272,995

			1,112,448

		Energy (0.1%)
50,000		Gulfport Energy Corp. 7.750%, 11/01/20	49,750

		Health Care (0.7%)
295,000		HCA Holdings, Inc. 6.250%, 02/15/21	322,656

		Industrials (1.8%)
150,000		AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.000%, 10/01/21	157,219
345,000		Icahn Enterprises, LP 4.875%, 03/15/19	353,625
295,000		United Continental Holdings, Inc.~ 6.375%, 06/01/18	313,622

			824,466

See accompanying Notes to Schedule of Investments	www.calamos.com	109

Global Convertible Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT			VALUE
		Materials (0.9%)
305,000		Chemtura Corp. 5.750%, 07/15/21	$309,765
100,000	EUR	Huntsman International, LLC 5.125%, 04/15/21	107,285

			417,050

		Telecommunication Services (1.3%)
283,000		Sprint Corp. 7.250%, 09/15/21	260,183
310,000		T-Mobile USA, Inc. 6.250%, 04/01/21	320,269

			580,452

		TOTAL CORPORATE BONDS	3,306,822

NUMBER OF CONTRACTS			VALUE
Purchased Options (1.1%)#
		Consumer Discretionary (0.2%)
100	EUR	Daimler, AG Call, 12/18/15, Strike 80.00	26,337
165		Lennar Corp. Call, 01/15/16, Strike $48.00	67,237
68		Toyota Motor Corp. Call, 01/15/16, Strike $135.00	6,596

			100,170

		Financials (0.2%)
110		American International Group Call, 01/15/16, Strike $65.00	14,905
110	EUR	Unicredit S.p.A Call, 12/18/15, Strike 5.60	54,372

			69,277

		Industrials (0.5%)
195	EUR	Airbus Group, SE Call, 03/18/16, Strike 60.00	130,911
160	EUR	Siemens, AG Call, 03/18/16, Strike 88.00	107,766

			238,677

		Information Technology (0.2%)
30		Apple, Inc. Call, 01/15/16, Strike $125.71	7,860
43		Lam Research Corp. Call, 01/15/16, Strike $77.50	19,350
150		Xilinx, Inc. Call, 01/15/16, Strike $45.00	56,625

			83,835

		TOTAL PURCHASED OPTIONS	491,959

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $3,911,728)	3,798,781

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (11.2%)
	Energy (0.4%)
6,030	Southwestern Energy Company 6.250%	$169,081

	Financials (6.1%)
3,440	American Tower Corp. 5.250%	366,016
870	Bank of America Corp. 7.250%	961,350
3,640	Crown Castle International Corp. 4.500%	386,823
855	Wells Fargo & Company 7.500%	1,013,175

		2,727,364

	Health Care (3.4%)
960	Allergan, PLC 5.500%	1,004,765
11,780	Anthem, Inc. 5.250%	548,241

		1,553,006

	Information Technology (0.1%)
70	SunEdison, Inc. 6.750%	44,450

	Utilities (1.2%)
4,305	Exelon Corp. 6.500%	179,777
6,780	NextEra Energy, Inc. 5.799%	373,036

		552,813

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,336,022)	5,046,714

SHORT TERM INVESTMENT (7.9%)
3,570,064	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,570,064)	3,570,064

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.4%)
	Federal Home Loan Bank Discount Notes
89,378	0.000%, 12/18/15	89,378
89,377	0.000%, 12/23/15	89,377
89,373	0.000%, 11/24/15	89,373
44,692	0.000%, 11/18/15	44,692
44,688	0.000%, 12/02/15	44,688
125,905	Fidelity Prime Money Market Fund - Institutional Class	125,905

110	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
35,755	Goldman Sachs Financial Square Fund	$35,755
104,497	Morgan Stanley Institutional Liquidity Fund	104,497

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $623,665)	623,665

TOTAL INVESTMENTS (102.7%) (Cost $46,871,513)		46,291,357

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.4%)		(623,665)

LIABILITIES, LESS OTHER ASSETS (-1.3%)		(614,226)

NET ASSETS (100.0%)		$45,053,466

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $312,744.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2015.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$36,038,784	77.8%
European Monetary Unit	7,407,124	16.0%
Japanese Yen	1,321,689	2.9%
British Pound Sterling	1,264,782	2.7%
Canadian Dollar	258,978	0.6%
Total Investments	$46,291,357	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	111

Total Return Bond Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (88.6%)
	Consumer Discretionary (16.0%)
1,000,000	Carnival Corp. 3.950%, 10/15/20	$1,053,570
500,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	530,937
500,000	Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	517,680
250,000	Dana Holding Corp. 5.375%, 09/15/21	256,250
500,000	DISH DBS Corp. 4.250%, 04/01/18	501,250
500,000	Expedia, Inc. 5.950%, 08/15/20	556,120
500,000	FCA US, LLC 8.250%, 06/15/21	536,250
500,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	570,335
500,000	GameStop Corp.* 5.500%, 10/01/19	522,812
445,000	Goodyear Tire & Rubber Company 8.750%, 08/15/20	530,941
1,000,000	Harley-Davidson Financial Services, Inc.* 2.150%, 02/26/20	991,175
1,000,000	Home Depot, Inc. 2.625%, 06/01/22	1,007,070
1,000,000	Interpublic Group of Companies, Inc. 2.250%, 11/15/17	1,006,405
500,000	L Brands, Inc. 5.625%, 02/15/22	544,062
500,000	Lennar Corp. 4.500%, 06/15/19	519,062
1,000,000	Macy’s, Inc. 3.875%, 01/15/22	1,022,195
500,000	Mattel, Inc. 2.350%, 05/06/19	501,153
375,000	Netflix, Inc.* 5.500%, 02/15/22	396,094
1,000,000	Ralph Lauren Corp. 2.125%, 09/26/18	1,015,590
500,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	534,375
500,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	502,813

		13,616,139

	Consumer Staples (5.1%)
1,000,000	Coca-Cola Company 2.450%, 11/01/20	1,020,930
1,000,000	Diageo, PLC 1.500%, 05/11/17	1,003,300
750,000	General Mills, Inc. 2.200%, 10/21/19	752,153

PRINCIPAL AMOUNT		VALUE
500,000	Smithfield Foods, Inc.* 5.250%, 08/01/18	$510,625
1,000,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	1,038,210

		4,325,218

	Energy (7.0%)
1,000,000	Chevron Corp. 1.961%, 03/03/20	1,001,040
265,000	Cimarex Energy Company 5.875%, 05/01/22	280,265
500,000	Energy Transfer Equity, LP 5.875%, 01/15/24	484,688
1,000,000	Exxon Mobil Corp. 2.709%, 03/06/25	991,275
1,000,000	Hess Corp. 8.125%, 02/15/19	1,167,615
500,000	SESI, LLC 7.125%, 12/15/21	492,115
1,000,000	Shell International Finance, BV 3.250%, 05/11/25	1,001,205
500,000	Tennessee Gas Pipeline Company 8.000%, 02/01/16	508,285

		5,926,488

	Financials (21.7%)
500,000	Ally Financial, Inc. 3.250%, 09/29/17	504,375
1,000,000	American Express Company 2.600%, 09/14/20	1,008,260
500,000	American Tower Corp. 5.900%, 11/01/21	566,442
1,000,000	AON Corp. 5.000%, 09/30/20	1,103,750
1,500,000	Bank of America Corp. 4.125%, 01/22/24	1,567,237
1,000,000	Bank of New York Mellon Corp. 2.300%, 09/11/19	1,013,245
1,000,000	BB&T Corp. 2.850%, 04/01/21	1,011,305
1,000,000	Berkshire Hathaway Finance Corp. 2.900%, 10/15/20	1,040,550
500,000	Citigroup, Inc. 2.650%, 10/26/20	499,480
1,000,000	Fifth Third Bancorp 2.300%, 03/01/19	1,003,485
1,000,000	Franklin Resources, Inc. 2.850%, 03/30/25	962,595
1,000,000	Goldman Sachs Group, Inc. 4.250%, 10/21/25	1,004,360
60,000	Iron Mountain, Inc.* 6.000%, 10/01/20	63,563
	JPMorgan Chase & Company
1,500,000	3.875%, 09/10/24	1,502,805
500,000	3.875%, 02/01/24	519,262

112	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
500,000	Royal Bank Of Canada 2.350%, 10/30/20	$498,743
1,000,000	Simon Property Group, LP 3.375%, 10/01/24	1,008,620
1,000,000	Toronto-Dominion Bank 2.125%, 07/02/19	1,003,445
1,000,000	US Bancorp 3.600%, 09/11/24	1,024,060
1,500,000	Wells Fargo & Company 4.125%, 08/15/23	1,563,030

		18,468,612

	Health Care (7.7%)
500,000	AbbVie, Inc. 1.750%, 11/06/17	501,620
1,000,000	Actavis, PLC 1.875%, 10/01/17	1,000,145
1,000,000	Celgene Corp. 1.900%, 08/15/17	1,008,670
500,000	Edwards Lifesciences Corp. 2.875%, 10/15/18	509,750
1,000,000	Express Scripts Holding Company 2.650%, 02/15/17	1,014,800
1,000,000	Gilead Sciences, Inc. 3.650%, 03/01/26	1,013,435
500,000	HCA, Inc. 3.750%, 03/15/19	509,063
1,000,000	Thermo Fisher Scientific, Inc. 1.850%, 01/15/18	1,002,185

		6,559,668

	Industrials (7.8%)
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
500,000	5.000%, 10/01/21	524,062
250,000	4.625%, 10/30/20	259,063
1,000,000	Boeing Company 2.200%, 10/30/22	978,965
1,000,000	Eaton Corp. 1.500%, 11/02/17	1,000,855
500,000	PACCAR Financial Corp. 1.600%, 03/15/17	503,738
1,000,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,093,830
1,000,000	Roper Technologies, Inc. 1.850%, 11/15/17	1,002,100
500,000	Southwest Airlines Company 2.750%, 11/06/19	508,147
250,000	US Airways Group, Inc. 6.125%, 06/01/18	259,844
500,000	Verisk Analytics, Inc. 4.125%, 09/12/22	511,492

		6,642,096

PRINCIPAL AMOUNT		VALUE
	Information Technology (11.5%)
500,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	$530,000
500,000	Alibaba Group Holding, Ltd.* 3.125%, 11/28/21	492,275
500,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	508,750
1,000,000	Amphenol Corp. 4.000%, 02/01/22	1,032,450
1,000,000	Apple, Inc. 4.375%, 05/13/45	1,002,835
500,000	Cardtronics, Inc. 5.125%, 08/01/22	488,438
500,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	520,625
500,000	Fiserv, Inc. 3.500%, 10/01/22	505,977
500,000	Flextronics International, Ltd.* 4.750%, 06/15/25	488,438
1,000,000	Hewlett Packard Enterprise Company* 4.900%, 10/15/25	986,760
1,000,000	Juniper Networks, Inc. 3.100%, 03/15/16	1,006,685
1,000,000	Microsoft Corp. 3.125%, 11/03/25	1,012,195
250,000	Nuance Communications, Inc.* 5.375%, 08/15/20	254,531
1,000,000	Oracle Corp. 2.250%, 10/08/19	1,013,265

		9,843,224

	Materials (4.2%)
750,000	Alcoa, Inc. 5.125%, 10/01/24	743,906
500,000	ArcelorMittal 6.250%, 03/01/21	475,625
217,000	Barrick Gold Corp. 6.950%, 04/01/19	242,475
1,000,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	1,003,440
300,000	Huntsman International, LLC*^ 5.125%, 11/15/22	279,187
750,000	Newmont Mining Corp. 5.125%, 10/01/19	802,215

		3,546,848

	Telecommunication Services (5.3%)
1,000,000	AT&T, Inc. 3.000%, 06/30/22	984,265
1,000,000	British Telecommunications, PLC 2.350%, 02/14/19	1,006,440
500,000	CenturyLink, Inc. 6.750%, 12/01/23	497,143
500,000	Frontier Communications Corp.* 10.500%, 09/15/22	519,062

See accompanying Notes to Schedule of Investments	www.calamos.com	113

Total Return Bond Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
500,000	Sprint Capital Corp. 6.900%, 05/01/19	$480,313
500,000	T-Mobile USA, Inc. 6.625%, 11/15/20	515,313
500,000	Verizon Communications, Inc. 5.150%, 09/15/23	558,447

		4,560,983

	Utilities (2.3%)
1,000,000	NextEra Energy, Inc. 2.700%, 09/15/19	1,007,435
1,000,000	Southern Company 2.150%, 09/01/19	991,070

		1,998,505

	TOTAL CORPORATE BONDS (Cost $74,301,958)	75,487,781

U.S. GOVERNMENT AND AGENCY SECURITIES (9.8%)
	Other (9.8%)
	United States Treasury Note
2,440,000	2.000%, 08/15/25	2,408,928
1,500,000	2.000%, 02/15/25	1,483,272
1,000,000	1.750%, 09/30/22	991,192
1,000,000	1.375%, 09/30/20	993,418
1,000,000	0.625%, 09/30/17	997,988
500,000	2.250%, 11/15/24	505,537
500,000	1.625%, 06/30/20	503,037
500,000	0.750%, 04/15/18	497,988

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $8,431,287)	8,381,360

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (2.2%)
1,836,629	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,836,629)	1,836,629

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
	Federal Home Loan Bank Discount Notes
39,125	0.000%, 12/18/15	39,125
39,124	0.000%, 12/23/15	39,124
39,122	0.000%, 11/24/15	39,122
19,564	0.000%, 11/18/15	19,564
19,562	0.000%, 12/02/15	19,562
55,114	Fidelity Prime Money Market Fund - Institutional Class	55,114
15,652	Goldman Sachs Financial Square Fund	15,652

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
45,743	Morgan Stanley Institutional Liquidity Fund	$45,743

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $273,006)	273,006

TOTAL INVESTMENTS (100.9%) (Cost $84,842,880)		85,978,776

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(273,006)

LIABILITIES, LESS OTHER ASSETS (-0.6%)		(480,842)

NET ASSETS (100.0%)		$85,224,928

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

114	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (92.2%)
	Consumer Discretionary (24.3%)
600,000	Altice Luxembourg, SA* 7.750%, 05/15/22	$579,375
1,000,000	Asbury Automotive Group, Inc. 6.000%, 12/15/24	1,056,875
1,015,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	1,077,803
520,000	Cedar Fair, LP 5.375%, 06/01/24	533,000
1,364,000	Century Communities, Inc. 6.875%, 05/15/22	1,285,570
	Dana Holding Corp.
1,050,000	5.375%, 09/15/21	1,076,250
960,000	5.500%, 12/15/24	963,000
1,080,000	DISH DBS Corp. 5.125%, 05/01/20	1,077,300
1,350,000	GameStop Corp.* 5.500%, 10/01/19	1,411,594
515,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	532,381
1,000,000	Goodyear Tire & Rubber Company 7.000%, 05/15/22	1,086,875
	L Brands, Inc.
1,200,000	5.625%, 02/15/22	1,305,750
850,000	6.875%, 11/01/35*	882,938
1,050,000	Lennar Corp. 4.500%, 06/15/19	1,090,031
1,075,000	Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	1,033,344
445,000	Meritage Homes Corp.^ 7.000%, 04/01/22	486,997
500,000	Neiman Marcus Group Ltd., LLC* 8.000%, 10/15/21	518,750
1,000,000	Netflix, Inc. 5.375%, 02/01/21	1,058,125
1,330,000	Nexstar Broadcasting, Inc.* 6.125%, 02/15/22	1,320,025
675,000	Numericable-SFR SAS* 6.000%, 05/15/22	675,000
713,000	Outerwall, Inc. 6.000%, 03/15/19	715,228
1,060,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	1,077,887
515,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	532,381
615,000	Service Corp. International 5.375%, 05/15/24	656,513
525,000	Six Flags Entertainment Corp.* 5.250%, 01/15/21	544,359

PRINCIPAL AMOUNT		VALUE
825,000	Speedway Motorsports, Inc. 5.125%, 02/01/23	$827,063
1,275,000	Time, Inc.* 5.750%, 04/15/22	1,278,984
850,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	908,437
1,350,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	1,357,594

		26,949,429

	Consumer Staples (4.2%)
992,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	977,120
1,015,000	JBS USA, LLC* 7.250%, 06/01/21	1,063,212
850,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	911,625
	Post Holdings, Inc.
464,000	7.375%, 02/15/22	490,100
170,000	7.750%, 03/15/24*	182,538
975,000	Smithfield Foods, Inc. 6.625%, 08/15/22	1,045,078

		4,669,673

	Energy (9.8%)
370,000	Atwood Oceanics, Inc. 6.500%, 02/01/20	285,825
590,000	Berry Petroleum Company, LLC 6.750%, 11/01/20	229,363
420,000	Bill Barrett Corp.^ 7.000%, 10/15/22	281,925
515,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.* 6.125%, 11/15/22	483,456
530,000	Bonanza Creek Energy, Inc. 6.750%, 04/15/21	383,919
188,000	Calumet Specialty Products Partners, LP 6.500%, 04/15/21	176,015
	Carrizo Oil & Gas, Inc.
750,000	7.500%, 09/15/20	751,406
375,000	6.250%, 04/15/23	356,484
981,000	Drill Rigs Holdings, Inc.*^ 6.500%, 10/01/17	679,956
185,000	Eclipse Resources Corp.* 8.875%, 07/15/23	144,763
1,100,000	Energy Transfer Equity, LP 5.500%, 06/01/27	979,687
1,057,000	Gulfmark Offshore, Inc.^ 6.375%, 03/15/22	654,019
	Gulfport Energy Corp.
535,000	7.750%, 11/01/20	532,325
445,000	6.625%, 05/01/23	418,300
895,000	Laredo Petroleum, Inc. 6.250%, 03/15/23	863,675

See accompanying Notes to Schedule of Investments	www.calamos.com	115

High Income Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
630,000	Linn Energy, LLC‡ 6.250%, 11/01/19	$146,869
1,500,000	Oasis Petroleum, Inc. 6.875%, 01/15/23	1,298,437
600,000	Pacific Drilling, SA*^ 5.375%, 06/01/20	316,125
775,000	Petroleum Geo-Services, ASA*^ 7.375%, 12/15/18	629,687
219,000	Rice Energy, Inc.* 7.250%, 05/01/23	206,818
920,000	Seventy Seven Operating, LLC 6.625%, 11/15/19	545,675
1,186,000	W&T Offshore, Inc. 8.500%, 06/15/19	532,218

		10,896,947

	Financials (6.4%)
1,500,000	Ally Financial, Inc. 3.600%, 05/21/18	1,527,187
565,000	Brookfield Residential Properties, Inc.* 6.375%, 05/15/25	545,225
1,210,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	1,268,987
900,000	Equinix, Inc. 5.375%, 04/01/23	936,563
640,000	First Cash Financial Services, Inc. 6.750%, 04/01/21	642,400
1,000,000	Iron Mountain, Inc. 6.000%, 08/15/23	1,049,375
600,000	Nationstar Mortgage, LLC / Nationstar Capital Corp. 7.875%, 10/01/20	591,375
550,000	Quicken Loans, Inc.* 5.750%, 05/01/25	546,563

		7,107,675

	Health Care (9.5%)
1,150,000	Acadia Healthcare Company, Inc. 5.625%, 02/15/23	1,160,062
850,000	Alere, Inc. 6.500%, 06/15/20	880,812
500,000	DaVita HealthCare Partners, Inc. 5.125%, 07/15/24	509,063
575,000	Endo, Ltd.* 6.000%, 07/15/23	575,359
835,000	ExamWorks Group, Inc. 5.625%, 04/15/23	861,094
725,000	HCA Holdings, Inc. 6.250%, 02/15/21	792,969
1,331,000	HCA, Inc. 4.750%, 05/01/23	1,370,930
255,000	Hologic, Inc.* 5.250%, 07/15/22	265,359

PRINCIPAL AMOUNT		VALUE
400,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 6.375%, 08/01/23	$400,250
1,075,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	1,012,516
558,000	Teleflex, Inc. 5.250%, 06/15/24	569,509
	Tenet Healthcare Corp.
840,000	6.750%, 02/01/20	853,125
400,000	6.750%, 06/15/23	398,250
500,000	Valeant Pharmaceuticals International, Inc.* 7.250%, 07/15/22	456,250
450,000	VPII Escrow Corp.*^ 6.750%, 08/15/18	433,406

		10,538,954

	Industrials (12.9%)
655,000	ACCO Brands Corp.^ 6.750%, 04/30/20	700,441
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
685,000	4.625%, 10/30/20	709,831
575,000	5.000%, 10/01/21	602,672
400,000	DigitalGlobe, Inc.* 5.250%, 02/01/21	360,500
1,012,000	Garda World Security Corp.* 7.250%, 11/15/21	926,612
790,000	GrafTech International, Ltd. 6.375%, 11/15/20	461,163
	Icahn Enterprises, LP
606,000	5.875%, 02/01/22	624,937
190,000	4.875%, 03/15/19	194,750
725,000	Meritor, Inc. 6.750%, 06/15/21	717,297
	Michael Baker International, LLC*
657,174	8.875%, 04/15/19	535,597
459,000	8.250%, 10/15/18	452,976
1,045,000	Multi-Color Corp.* 6.125%, 12/01/22	1,077,003
740,000	Navistar International Corp. 8.250%, 11/01/21	580,438
960,000	Oshkosh Corp. 5.375%, 03/01/25	972,000
765,000	Spirit AeroSystems Holdings, Inc. 5.250%, 03/15/22	794,166
740,000	Terex Corp. 6.000%, 05/15/21	735,837
825,000	Titan International, Inc.^ 6.875%, 10/01/20	705,375
1,200,000	United Continental Holdings, Inc. 6.375%, 06/01/18	1,275,750

116	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
750,000	United Rentals North America, Inc. 7.625%, 04/15/22	$814,687
1,000,000	US Airways Group, Inc. 6.125%, 06/01/18	1,039,375

		14,281,407

	Information Technology (7.9%)
1,185,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	1,205,737
660,000	Amkor Technology, Inc. 6.625%, 06/01/21	652,988
265,000	Anixter, Inc.* 5.500%, 03/01/23	273,944
700,000	Belden, Inc.* 5.500%, 09/01/22	695,187
1,081,000	Cardtronics, Inc. 5.125%, 08/01/22	1,056,002
1,075,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	1,119,344
1,065,000	CommScope Technologies Finance, LLC* 6.000%, 06/15/25	1,084,969
1,080,000	First Data Corp.* 7.000%, 12/01/23	1,100,250
930,000	Micron Technology, Inc.* 5.250%, 08/01/23	904,425
640,000	Nuance Communications, Inc.* 5.375%, 08/15/20	651,600

		8,744,446

	Materials (9.1%)
640,000	Alcoa, Inc. 5.125%, 10/01/24	634,800
1,349,000	ArcelorMittal 6.250%, 03/01/21	1,283,236
1,110,000	Cascades, Inc.* 5.750%, 07/15/23	1,071,150
363,000	Chemtura Corp. 5.750%, 07/15/21	368,672
1,365,000	Constellium, NV* 8.000%, 01/15/23	1,169,634
	First Quantum Minerals, Ltd.*
160,000	7.000%, 02/15/21	120,200
160,000	6.750%, 02/15/20	122,700
	FMG Resources (August 2006) Pty, Ltd.*^
400,000	8.250%, 11/01/19	338,000
230,000	9.750%, 03/01/22	230,575
1,100,000	Huntsman International, LLC*^ 5.125%, 11/15/22	1,023,687
	INEOS Group Holdings, SA*^
600,000	5.875%, 02/15/19	599,250
550,000	6.125%, 08/15/18	557,219
605,000	New Gold, Inc.* 6.250%, 11/15/22	519,922

PRINCIPAL AMOUNT		VALUE
1,125,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	$1,134,844
855,000	Vulcan Materials Company 4.500%, 04/01/25	878,513

		10,052,402

	Telecommunication Services (7.7%)
542,000	CenturyLink, Inc. 6.750%, 12/01/23	538,903
	Frontier Communications Corp.
745,000	7.625%, 04/15/24	670,500
195,000	11.000%, 09/15/25*	204,506
165,000	10.500%, 09/15/22*	171,291
1,100,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	1,095,875
	Intelsat, SA
950,000	7.750%, 06/01/21	574,156
100,000	8.125%, 06/01/23	59,750
1,450,000	SBA Communications Corp. 4.875%, 07/15/22	1,487,156
2,570,000	Sprint Corp. 7.250%, 09/15/21	2,362,794
1,320,000	T-Mobile USA, Inc. 6.625%, 04/01/23	1,350,525

		8,515,456

	Utilities (0.4%)
500,000	NRG Energy, Inc. 7.875%, 05/15/21	496,875

	TOTAL CORPORATE BONDS (Cost $107,797,852)	102,253,264

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (2.3%)
	Energy (0.4%)
1,125	Chesapeake Energy Corp. 5.750%	444,938

	Financials (0.7%)
6,900	Crown Castle International Corp. 4.500%	733,263

	Health Care (0.7%)
750	Allergan, PLC 5.500%	784,972

	Utilities (0.5%)
12,500	Dominion Resources, Inc. 6.375%	620,375

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,415,343)	2,583,548

SHORT TERM INVESTMENT (6.9%)
7,645,849	Fidelity Prime Money Market Fund - Institutional Class (Cost $7,645,849)	7,645,849

See accompanying Notes to Schedule of Investments	www.calamos.com	117

High Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.0%)
	Federal Home Loan Bank Discount Notes
956,984	0.000%, 12/18/15	$956,984
956,975	0.000%, 12/23/15	956,975
956,929	0.000%, 11/24/15	956,929
478,527	0.000%, 11/18/15	478,527
478,484	0.000%, 12/02/15	478,484
1,348,092	Fidelity Prime Money Market Fund - Institutional Class	1,348,092
382,832	Goldman Sachs Financial Square Fund	382,832
1,118,869	Morgan Stanley Institutional Liquidity Fund	1,118,869

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $6,677,692)	6,677,692

TOTAL INVESTMENTS (107.4%) (Cost $125,536,736)		119,160,353

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.0%)		(6,677,692)

LIABILITIES, LESS OTHER ASSETS (-1.4%)		(1,537,966)

NET ASSETS (100.0%)		$110,944,695

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2015.

118	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (37.2%)
	Consumer Discretionary (6.6%)
	CalAtlantic Group, Inc.~
12,000,000	1.625%, 05/15/18	$15,892,620
6,500,000	1.250%, 08/01/32	7,370,025
	Ctrip.com International, Ltd.
20,000,000	1.250%, 10/15/18	26,592,800
10,000,000	1.990%, 07/01/25*	11,471,000
6,000,000	1.000%, 07/01/20*	6,696,900
4,000,000	GNC Holdings, Inc.* 1.500%, 08/15/20	3,309,440
6,000,000	Iconix Brand Group, Inc.~ 1.500%, 03/15/18	5,139,930
	Jarden Corp.~
12,000,000	1.875%, 09/15/18	17,943,360
5,000,000	1.500%, 06/15/19	6,339,700
4,323,732	Liberty Interactive, LLC~*^ 1.000%, 09/30/43	4,018,476
10,000,000	Live Nation Entertainment, Inc. 2.500%, 05/15/19	10,824,950
4,000,000	M/I Homes, Inc.^ 3.000%, 03/01/18	3,905,360
11,635,000	Meritage Homes Corp. 1.875%, 09/15/32	11,620,689
	Priceline Group, Inc.
15,000,000	1.000%, 03/15/18	23,873,925
15,000,000	0.900%, 09/15/21~^	15,950,775
10,000,000	Restoration Hardware Holdings, Inc.* 0.000%, 06/15/19	10,589,900
14,000,000	Shutterfly, Inc. 0.250%, 05/15/18	13,366,640
5,250,000	TAL Education Group^ 2.500%, 05/15/19	8,101,380
32,500,000	Tesla Motors, Inc.~^ 1.250%, 03/01/21	28,362,588
15,000,000	Vipshop Holdings, Ltd.^ 1.500%, 03/15/19	18,540,675

		249,911,133

	Energy (1.9%)
22,500,000	Energy XXI, Ltd.^ 3.000%, 12/15/18	3,375,000
6,850,000	Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	5,801,300
7,000,000	Newpark Resources, Inc.~ 4.000%, 10/01/17	6,740,720
11,500,000	Petroleum Development Corp.~*^ 3.250%, 05/15/16	16,856,010
3,000,000	Renewable Energy Group, Inc. 2.750%, 06/15/19	2,558,970
	SEACOR Holdings, Inc.
14,295,000	2.500%, 12/15/27~	13,744,142
4,000,000	3.000%, 11/15/28	3,272,600
6,000,000	Stone Energy Corp.~^ 1.750%, 03/01/17	5,467,500

PRINCIPAL AMOUNT		VALUE
15,000,000	Whiting Petroleum Corp.~*^ 1.250%, 04/01/20	$13,133,175

		70,949,417

	Financials (2.6%)
4,000,000	American Residential Properties OP, LP~* 3.250%, 11/15/18	3,934,720
	AmTrust Financial Services, Inc.
4,821,000	2.750%, 12/15/44	4,721,567
3,000,000	2.750%, 12/15/44*	2,940,000
3,500,000	Cowen Group, Inc. 3.000%, 03/15/19	3,547,827
5,000,000	DDR Corp.~ 1.750%, 11/15/40	5,745,350
5,000,000	Encore Capital Group, Inc.~ 3.000%, 11/27/17	6,816,475
8,200,000	Extra Space Storage, LP* 3.125%, 10/01/35	8,679,413
3,000,000	Ezcorp, Inc. 2.625%, 06/15/19	2,232,000
6,000,000	Forestar Group, Inc. 3.750%, 03/01/20	5,308,320
1,000,000	FXCM, Inc. 2.250%, 06/15/18	679,160
10,000,000	NorthStar Realty Europe Corp.* 4.625%, 12/15/16	9,731,250
15,000,000	SL Green Operating Partnership, LP* 3.000%, 10/15/17	22,406,775
5,000,000	Starwood Property Trust, Inc. 3.750%, 10/15/17	4,964,975
	Starwood Waypoint Residential Trust
6,000,000	3.000%, 07/01/19	5,854,650
5,000,000	4.500%, 10/15/17	5,138,275
8,000,000	Walter Investment Management Corp.^ 4.500%, 11/01/19	5,735,640

		98,436,397

	Health Care (5.3%)
8,391,000	Acorda Therapeutics, Inc.^ 1.750%, 06/15/21	8,899,243
5,000,000	Allscripts Healthcare Solutions, Inc. 1.250%, 07/01/20	5,228,800
10,000,000	AMAG Pharmaceuticals, Inc. 2.500%, 02/15/19	16,237,150
15,000,000	BioMarin Pharmaceutical, Inc. 0.750%, 10/15/18	21,163,425
9,500,000	Brookdale Senior Living, Inc.~ 2.750%, 06/15/18	9,870,405
7,500,000	Depomed, Inc. 2.500%, 09/01/21	8,593,200
3,500,000	Emergent Biosolutions, Inc.^ 2.875%, 01/15/21	4,293,502
2,667,000	Horizon Pharma Investment, Ltd.* 2.500%, 03/15/22	2,287,126

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Market Neutral Income Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
3,804,000	Insulet Corp. 2.000%, 06/15/19	$3,663,975
10,162,000	Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	12,080,281
8,000,000	Ironwood Pharmaceuticals, Inc.* 2.250%, 06/15/22	7,526,600
9,700,000	Jazz Investments I, Ltd.~^ 1.875%, 08/15/21	10,269,584
7,000,000	Ligand Pharmaceuticals, Inc. 0.750%, 08/15/19	9,489,060
	Medicines Company
12,500,000	1.375%, 06/01/17~^	16,862,500
7,500,000	2.500%, 01/15/22*	9,152,925
	Molina Healthcare, Inc.
10,500,000	1.625%, 08/15/44	12,878,407
5,000,000	1.125%, 01/15/20~	7,982,650
8,000,000	NuVasive, Inc. 2.750%, 07/01/17	10,046,520
5,000,000	Quidel Corp.^ 3.250%, 12/15/20	4,727,375
8,000,000	Spectranetics Corp. 2.625%, 06/01/34	6,193,360
4,000,000	Teligent, Inc.* 3.750%, 12/15/19	3,837,180
10,000,000	Wright Medical Group, Inc.* 2.000%, 02/15/20	9,491,450

		200,774,718

	Industrials (1.3%)
12,500,000	Dycom Industries, Inc.* 0.750%, 09/15/21	12,977,000
4,000,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	4,809,040
	Navistar International Corp.^
10,000,000	4.750%, 04/15/19	7,018,400
10,000,000	4.500%, 10/15/18	7,387,200
5,000,000	SolarCity Corp. 1.625%, 11/01/19	3,446,725
10,000,000	Trinity Industries, Inc.~ 3.875%, 06/01/36	12,965,150

		48,603,515

	Information Technology (18.8%)
3,000,000	Blucora, Inc. 4.250%, 04/01/19	2,708,295
7,750,000	Bottomline Technologies (de), Inc.~ 1.500%, 12/01/17	8,564,641
2,500,000	Brocade Communications Systems, Inc.~*^ 1.375%, 01/01/20	2,480,250
2,500,000	CalAmp Corp.* 1.625%, 05/15/20	2,417,688
7,000,000	Canadian Solar, Inc. 4.250%, 02/15/19	6,270,915
8,800,000	Cardtronics, Inc.^ 1.000%, 12/01/20	8,397,092

PRINCIPAL AMOUNT		VALUE
15,900,000	Ciena Corp.* 3.750%, 10/15/18	$21,885,078
10,000,000	Citrix Systems, Inc.^ 0.500%, 04/15/19	11,394,100
12,000,000	Cornerstone OnDemand, Inc. 1.500%, 07/01/18	11,947,320
10,716,000	CSG Systems International, Inc.~* 3.000%, 03/01/17	15,957,946
20,000,000	Electronic Arts, Inc. 0.750%, 07/15/16	45,221,300
10,500,000	Electronics For Imaging, Inc.~^ 0.750%, 09/01/19	11,201,295
3,000,000	EnerNOC, Inc. 2.250%, 08/15/19	2,157,765
5,000,000	Envestnet, Inc. 1.750%, 12/15/19	4,418,375
5,000,000	Euronet Worldwide, Inc.~* 1.500%, 10/01/44	6,401,700
12,752,000	Finisar Corp. 0.500%, 12/15/33	11,457,736
	FireEye, Inc.*
5,000,000	1.625%, 06/01/35	4,208,400
5,000,000	1.000%, 06/01/35	4,320,725
8,000,000	HomeAway, Inc. 0.125%, 04/01/19	7,667,600
9,500,000	Infinera Corp. 1.750%, 06/01/18	15,830,182
10,000,000	Integrated Device Technology, Inc.* 0.875%, 11/15/22	10,420,000
13,000,000	InterDigital, Inc. 2.500%, 03/15/16	13,503,230
7,500,000	Lam Research Corp. 0.500%, 05/15/16	9,463,462
25,000,000	LinkedIn Corp.~* 0.500%, 11/01/19	27,174,000
10,000,000	Mentor Graphics Corp.~ 4.000%, 04/01/31	13,725,750
10,000,000	MercadoLibre, Inc. 2.250%, 07/01/19	10,417,950
10,000,000	Microchip Technology, Inc.~* 1.625%, 02/15/25	10,426,700
12,000,000	Micron Technology, Inc. 1.625%, 02/15/33	19,418,100
2,500,000	NetSuite, Inc. 0.250%, 06/01/18	2,537,175
25,000,000	NVIDIA Corp.~ 1.000%, 12/01/18	36,624,375
15,000,000	NXP Semiconductors, NV* 1.000%, 12/01/19	16,130,025
25,000,000	ON Semiconductor Corp.~ 2.625%, 12/15/26	29,932,250
10,600,000	Palo Alto Networks, Inc. 0.000%, 07/01/19	16,415,849

120	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT			VALUE
5,200,000		Photronics, Inc. 3.250%, 04/01/16	$5,411,796
7,500,000		Proofpoint, Inc. 1.250%, 12/15/18	13,897,275
19,985,000		Qihoo 360 Technology Company, Ltd.~^ 1.750%, 08/15/21	17,934,839
7,000,000		Rambus, Inc.~ 1.125%, 08/15/18	7,629,160
10,000,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	10,772,453
7,500,000		Rovi Corp.~*^ 0.500%, 03/01/20	5,601,150
18,500,000		Salesforce.com, Inc. 0.250%, 04/01/18	24,095,787
30,000,000		SanDisk Corp. 1.500%, 08/15/17	47,874,450
4,500,000		ServiceNow, Inc. 0.000%, 11/01/18	5,602,275
5,000,000		SINA Corp. 1.000%, 12/01/18	4,819,750
		SunEdison, Inc.
7,500,000		3.375%, 06/01/25*	3,524,663
7,000,000		2.375%, 04/15/22*^	3,796,380
6,250,000		2.000%, 10/01/18^	4,804,000
4,651,000		Synchronoss Technologies, Inc.^ 0.750%, 08/15/19	4,740,229
		Take-Two Interactive Software, Inc.~
10,000,000		1.000%, 07/01/18^	15,987,600
9,000,000		1.750%, 12/01/16	15,790,590
7,000,000		TiVo, Inc.* 4.000%, 03/15/16	7,138,250
5,000,000		TTM Technologies, Inc. 1.750%, 12/15/20	4,793,075
		Twitter, Inc.
15,000,000		1.000%, 09/15/21	13,213,275
15,000,000		0.250%, 09/15/19	13,295,925
15,000,000		Viavi Solutions, Inc.^ 0.625%, 08/15/33	14,279,850
14,500,000		Workday, Inc.~ 0.750%, 07/15/18	16,719,225
5,000,000		Xilinx, Inc.~ 2.625%, 06/15/17	8,248,875
5,000,000		Yahoo!, Inc.~ 0.000%, 12/01/18	4,999,875
16,601,000		Yandex, NV 1.125%, 12/15/18	14,595,101

			710,663,117

		Materials (0.7%)
4,000,000		B2Gold Corp. 3.250%, 10/01/18	3,461,520
15,000,000		Cemex, SAB de CV~ 3.750%, 03/15/18	15,021,900

PRINCIPAL AMOUNT		VALUE
2,950,000	Horsehead Holding Corp.~ 3.800%, 07/01/17	$1,318,370
	RTI International Metals, Inc.
4,000,000	3.000%, 12/01/15	4,009,060
3,600,000	1.625%, 10/15/19	3,685,536

		27,496,386

	TOTAL CONVERTIBLE BONDS (Cost $1,413,790,029)	1,406,834,683

SYNTHETIC CONVERTIBLE SECURITIES (10.5%)¤
Corporate Bonds (10.5%)
	Consumer Discretionary (2.8%)
500,000	American Honda Finance Corp.~ 1.125%, 10/07/16	502,415
3,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 7.000%, 01/15/19	3,084,375
4,575,000	Continental Airlines 2012-3 Class C Pass Thru Certificates~ 6.125%, 04/29/18	4,736,772
6,820,000	D.R. Horton, Inc. 3.750%, 03/01/19	7,007,550
5,000,000	Daimler Finance North America, LLC~* 1.250%, 01/11/16	5,006,550
5,000,000	DIRECTV Holdings, LLC~ 2.400%, 03/15/17	5,065,750
10,000,000	DISH DBS Corp. 4.250%, 04/01/18	10,025,000
	Ford Motor Credit Company, LLC~
5,000,000	1.700%, 05/09/16	5,009,400
2,000,000	1.500%, 01/17/17	1,993,260
	General Motors Company, Inc.~
3,000,000	3.250%, 05/15/18	3,037,500
2,000,000	2.750%, 05/15/16	2,016,250
500,000	2.625%, 07/10/17	503,437
	Lennar Corp.~
8,760,000	4.500%, 06/15/19	9,093,975
7,000,000	4.125%, 12/01/18	7,175,000
5,745,000	Meritage Homes Corp. 4.500%, 03/01/18	5,863,491
5,605,000	NCL Corp., Ltd. - Class C 5.000%, 02/15/18	5,720,603
2,000,000	Nissan Motor Acceptance Corp.~*‡ 0.884%, 03/03/17	2,001,480
2,000,000	Numericable-SFR SAS* 4.875%, 05/15/19	2,008,750
5,000,000	Penske Truck Leasing Company, LP~* 2.500%, 03/15/16	5,025,050
5,333,000	Sally Holdings, LLC 6.875%, 11/15/19	5,566,319
2,000,000	Thomson Reuters Corp.~ 0.875%, 05/23/16	2,000,040

See accompanying Notes to Schedule of Investments	www.calamos.com	121

Market Neutral Income Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
13,760,000	Toll Brothers Finance Corp. 4.000%, 12/31/18	$14,327,600

		106,770,567

	Consumer Staples (0.3%)
4,500,000	ConAgra Foods, Inc.~ 1.300%, 01/25/16	4,505,963
4,000,000	Constellation Brands, Inc. 7.250%, 09/01/16	4,200,000
500,000	General Mills, Inc.~ 0.875%, 01/29/16	500,520
1,000,000	WM Wrigley Jr. Company~* 1.400%, 10/21/16	1,002,695

		10,209,178

	Energy (1.3%)
5,000,000	Chesapeake Energy Corp.~^ 3.250%, 03/15/16	4,950,000
	CNOOC, Ltd.~
1,000,000	1.625%, 04/30/17	998,685
500,000	1.125%, 05/09/16	500,035
3,000,000	Enbridge, Inc.~‡ 0.976%, 10/01/16	2,987,280
3,235,000	Exterran Holdings, Inc. 7.250%, 12/01/18	3,293,635
8,000,000	Marathon Oil Corp.~ 0.900%, 11/01/15	8,000,000
1,500,000	Nabors Industries, Inc.~ 2.350%, 09/15/16	1,502,055
3,197,000	Oasis Petroleum, Inc. 7.250%, 02/01/19	3,073,116
7,000,000	Petrobras Global Finance, BV~ 2.000%, 05/20/16	6,895,000
14,866,000	SESI, LLC~ 6.375%, 05/01/19	14,750,937
1,250,000	Whiting Petroleum Corp.~^ 6.500%, 10/01/18	1,200,000

		48,150,743

	Financials (2.1%)
5,000,000	ABN AMRO Bank, NV~* 1.375%, 01/22/16	5,007,250
6,000,000	Ally Financial, Inc.~ 3.250%, 09/29/17	6,052,500
1,000,000	ANZ New Zealand (Int’l), Ltd.~* 1.400%, 04/27/17	1,000,820
5,000,000	Aviation Capital Group Corp.~* 3.875%, 09/27/16	5,068,750
8,000,000	Bank of America Corp.~ 1.250%, 01/11/16	8,008,920
7,750,000	BB&T Corp.~ 1.000%, 04/03/17	7,736,631
1,000,000	Berkshire Hathaway Finance Corp.~ 0.950%, 08/15/16	1,002,805

PRINCIPAL AMOUNT		VALUE
500,000	Berkshire Hathaway, Inc.~ 0.800%, 02/11/16	$500,655
5,000,000	CIT Group, Inc. 4.250%, 08/15/17	5,121,875
10,000,000	Citigroup, Inc.~ 1.300%, 04/01/16	10,018,800
1,850,000	Deutsche Bank, AG~ 1.400%, 02/13/17	1,846,707
7,000,000	Goldman Sachs Group, Inc.~ 1.600%, 11/23/15	7,003,430
	iStar, Inc.
6,000,000	4.875%, 07/01/18	5,898,750
6,000,000	3.875%, 07/01/16	6,015,000
2,000,000	4.000%, 11/01/17	1,960,000
6,000,000	Morgan Stanley~ 1.750%, 02/25/16	6,016,920
1,000,000	PNC Bank NA 1.800%, 11/05/18	1,001,500

		79,261,313

	Health Care (0.8%)
10,000,000	AbbVie, Inc.~ 1.200%, 11/06/15	10,000,450
1,000,000	Actavis Funding SCS~ 1.300%, 06/15/17	992,100
5,000,000	Amgen, Inc.~ 2.500%, 11/15/16	5,076,575
3,000,000	Baxter International, Inc.~ 0.950%, 06/01/16	2,998,995
6,000,000	Community Health Systems, Inc.~ 5.125%, 08/15/18	6,127,500
2,703,000	HCA, Inc.~ 3.750%, 03/15/19	2,751,992
	Mylan, Inc.
1,000,000	1.800%, 06/24/16	1,000,095
500,000	1.350%, 11/29/16	497,682
1,000,000	VPII Escrow Corp.*^ 6.750%, 08/15/18	963,125

		30,408,514

	Industrials (1.6%)
12,000,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.750%, 05/15/17	11,977,500
4,000,000	Air Lease Corp.~ 4.500%, 01/15/16	4,021,520
	CNH Industrial Capital, LLC
7,675,000	3.875%, 11/01/15	7,675,000
4,800,000	3.250%, 02/01/17	4,812,000
5,000,000	Deluxe Corp. 6.000%, 11/15/20	5,290,625
8,000,000	Eaton Corp.~ 0.950%, 11/02/15	8,000,000
1,000,000	GATX Corp.~ 1.250%, 03/04/17	993,830

122	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2015

PRINCIPAL AMOUNT		VALUE
9,175,000	Icahn Enterprises, LP~ 3.500%, 03/15/17	$9,283,953
500,000	John Deere Capital Corp.~ 1.050%, 10/11/16	502,235
1,000,000	PACCAR Financial Corp.~ 0.800%, 02/08/16	1,001,095
1,000,000	Rockwell Collins, Inc.~‡ 0.687%, 12/15/16	996,635
5,000,000	US Airways Group, Inc. 6.125%, 06/01/18	5,196,875

		59,751,268

	Information Technology (1.1%)
14,700,000	Alliance Data Systems Corp.* 5.250%, 12/01/17	15,186,938
10,000,000	Hewlett Packard Enterprise Company* 2.850%, 10/05/18	10,019,550
5,000,000	Jabil Circuit, Inc.~ 7.750%, 07/15/16	5,206,250
7,000,000	Sanmina Corp.* 4.375%, 06/01/19	7,161,875
5,000,000	Seagate Technology, PLC~ 3.750%, 11/15/18	5,073,875

		42,648,488

	Materials (0.2%)
5,000,000	ArcelorMittal, SA~ 5.250%, 02/25/17	5,040,625
1,000,000	BHP Billiton Finance USA, Ltd.~‡ 0.577%, 09/30/16	998,230

		6,038,855

	Telecommunication Services (0.3%)
5,875,000	Brightstar Corp.* 9.500%, 12/01/16	5,966,797
6,000,000	British Telecommunications, PLC~ 1.250%, 02/14/17	5,992,740
	Verizon Communications, Inc.~
500,000	1.867%, 09/15/16‡	504,772
343,000	2.500%, 09/15/16	347,675

		12,811,984

	TOTAL CORPORATE BONDS	396,050,910

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.0%)#
	Consumer Discretionary (0.0%)
1,500	Target Corp. Call, 01/15/16, Strike $87.50	30,750

	Health Care (0.0%)
700	Illumina, Inc. Call, 01/15/16, Strike $210.00	10,500

NUMBER OF CONTRACTS		VALUE
	Information Technology (0.0%)
2,500	Oracle Corp. Call, 03/18/16, Strike $38.00	$652,500
315	VMware, Inc. - Class A Call, 01/15/16, Strike $105.00	7,088

		659,588

	TOTAL PURCHASED OPTIONS	700,838

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $397,285,915)	396,751,748

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (3.4%)
	Consumer Staples (0.1%)
40,000	Post Holdings, Inc. 5.250%	4,870,000

	Energy (1.1%)
5,000	Chesapeake Energy Corp. 5.750%	1,902,500
300,000	Kinder Morgan, Inc. 9.750%	14,704,500
600,000	Southwestern Energy Company 6.250%	16,824,000
200,000	WPX Energy, Inc. 6.250%	7,398,000

		40,829,000

	Financials (0.4%)
150,000	American Tower Corp. 5.500%	15,675,000

	Health Care (1.0%)
36,307	Allergan, PLC 5.500%	37,999,995

	Industrials (0.4%)
150,000	Stericycle, Inc. 5.250%	13,983,000

	Telecommunication Services (0.3%)
113,200	Frontier Communications Corp. 11.125%	11,221,516

	Utilities (0.1%)
100,000	NextEra Energy, Inc. 6.371%	5,256,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $144,298,954)	129,834,511

COMMON STOCKS (46.8%)
	Consumer Discretionary (5.7%)
38,167	Amazon.com, Inc.~#	23,888,725
2,840	AutoZone, Inc.~#	2,227,724

See accompanying Notes to Schedule of Investments	www.calamos.com	123

Market Neutral Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
23,657	CarMax, Inc.~#	$1,396,000
56,777	Carnival Corp.	3,070,500
54,411	Coach, Inc.~	1,697,623
285,548	Comcast Corp. - Class A~	17,881,016
33,121	D.R. Horton, Inc.~	975,082
18,925	Darden Restaurants, Inc.~	1,171,268
68,523	Delphi Automotive, PLC	5,700,428
23,657	Discovery Communications, Inc. - Class A~#	696,462
23,657	Discovery Communications, Inc. - Class C~#	651,041
24,604	Dollar General Corp.~	1,667,413
382,301	Ford Motor Company~	5,661,878
29,335	Gap, Inc.~	798,499
101,916	General Motors Company, Inc.	3,557,888
219,918	Home Depot, Inc.~	27,190,661
33,120	Interpublic Group of Companies, Inc.~	759,442
18,169	Lennar Corp. - Class A	909,722
183,486	Lowe’s Companies, Inc.	13,546,771
26,023	Macy’s, Inc.~	1,326,653
94,998	McDonald’s Corp.~	10,663,525
20,411	Michael Kors Holdings, Ltd.#	788,681
9,464	Mohawk Industries, Inc.~#	1,850,212
42,282	Netflix, Inc.#	4,582,523
89,720	Nike, Inc. - Class B~	11,756,012
6,434	Priceline Group, Inc.~#	9,356,580
10,410	PVH Corp.~	946,789
37,850	Ross Stores, Inc.~	1,914,453
33,121	Royal Caribbean Cruises, Ltd.	3,257,450
112,230	Starbucks Corp.~	7,022,231
20,345	Time Warner Cable, Inc.~	3,853,343
83,367	Time Warner, Inc.~	6,280,870
34,824	TJX Companies, Inc.~	2,548,769
21,807	TripAdvisor, Inc.~#	1,826,990
199,855	Twenty-First Century Fox, Inc.~	6,133,550
16,500	Under Armour, Inc.#	1,568,820
37,190	Viacom, Inc. - Class B~	1,833,839
197,112	Walt Disney Company~	22,419,519
7,570	Whirlpool Corp.~	1,212,260
18,925	Yum! Brands, Inc.~	1,341,972

		215,933,184

	Consumer Staples (4.5%)
262,028	Altria Group, Inc.~	15,844,833
112,135	Archer-Daniels-Midland Company	5,120,084
354,859	Coca-Cola Company	15,028,279
71,350	Colgate-Palmolive Company~	4,734,073
37,852	ConAgra Foods, Inc.~	1,534,899

NUMBER OF SHARES		VALUE
42,349	Costco Wholesale Corp.~	$6,696,224
147,810	CVS Health Corp.	14,600,672
61,130	General Mills, Inc.	3,552,264
13,248	Hershey Company~	1,174,965
33,121	Kellogg Company~	2,335,693
30,566	Kimberly-Clark Corp.~	3,659,056
59,459	Kraft Heinz Company	4,636,018
123,018	Kroger Company	4,650,080
19,557	Mead Johnson Nutrition Company~	1,603,674
158,116	Mondelez International, Inc. - Class A	7,298,635
189,447	PepsiCo, Inc.~	19,359,589
158,031	Philip Morris International, Inc.~	13,969,940
280,385	Procter & Gamble Company	21,415,806
33,802	Reynolds American, Inc.~	1,633,313
190,109	Wal-Mart Stores, Inc.~	10,881,839
99,361	Walgreens Boots Alliance, Inc.	8,413,889
68,913	Whole Foods Market, Inc.~	2,064,633

		170,208,458

	Energy (3.4%)
44,570	Anadarko Petroleum Corp.~	2,980,842
23,184	Apache Corp.	1,092,662
45,895	Baker Hughes, Inc.~	2,417,749
196,259	Chevron Corp.~	17,836,018
117,244	ConocoPhillips~	6,254,967
59,143	Devon Energy Corp.	2,479,866
85,922	EOG Resources, Inc.~	7,376,404
26,496	EQT Corp.~	1,750,591
516,002	Exxon Mobil Corp.	42,694,005
90,749	Halliburton Company	3,482,947
9,463	Helmerich & Payne, Inc.~	532,483
17,032	Hess Corp.~	957,369
56,779	Marathon Oil Corp.~	1,043,598
96,898	Marathon Petroleum Corp.~	5,019,316
12,301	Murphy Oil Corp.~	349,717
45,895	National Oilwell Varco, Inc.~	1,727,488
66,241	Noble Energy, Inc.	2,374,077
76,460	Occidental Petroleum Corp.	5,699,328
75,372	Phillips 66~	6,711,877
132,859	Schlumberger, Ltd.	10,384,259
96,900	Spectra Energy Corp.	2,768,433
46,661	Valero Energy Corp.~	3,075,893
36,150	Williams Companies, Inc.	1,425,756

		130,435,645

	Financials (7.6%)
27,442	ACE, Ltd.~	3,115,765
35,013	Aflac, Inc.~	2,232,079
96,900	Allstate Corp.~	5,996,172

124	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
178,376	American Express Company	$13,067,826
174,271	American International Group, Inc.	10,989,529
38,325	American Tower Corp.	3,917,965
30,566	Ameriprise Financial, Inc.~	3,526,094
11,356	AvalonBay Communities, Inc.~	1,985,369
1,040,919	Bank of America Corp.	17,466,621
203,925	Bank of New York Mellon Corp.	8,493,476
86,681	BB&T Corp.	3,220,199
203,925	Berkshire Hathaway, Inc. - Class B#	27,737,879
12,207	BlackRock, Inc.~	4,296,498
66,241	Capital One Financial Corp.	5,226,415
165,602	Charles Schwab Corp.~	5,054,173
18,925	Chubb Corp.~	2,447,949
295,715	Citigroup, Inc.~	15,723,167
31,418	Crown Castle International Corp.~	2,684,982
48,261	Discover Financial Services~	2,713,233
34,634	Equity Residential~	2,677,901
104,091	Fifth Third Bancorp~	1,982,934
40,217	Franklin Resources, Inc.~	1,639,245
43,814	Goldman Sachs Group, Inc.~	8,215,125
42,583	Hartford Financial Services Group, Inc.~	1,969,890
83,273	Host Hotels & Resorts, Inc.	1,443,121
70,971	Invesco, Ltd.	2,354,108
441,290	JPMorgan Chase & Company	28,352,882
72,391	Lincoln National Corp.	3,873,642
14,194	Macerich Company	1,202,800
159,204	MetLife, Inc.~	8,020,698
137,685	Morgan Stanley~	4,539,474
54,648	PNC Financial Services Group, Inc.~	4,932,528
45,234	Principal Financial Group, Inc.~	2,268,937
52,046	Prologis, Inc.~	2,223,926
85,639	Prudential Financial, Inc.~	7,065,218
14,053	Public Storage~	3,224,601
179,797	Regions Financial Corp.~	1,681,102
41,826	Simon Property Group, Inc.	8,426,266
41,164	State Street Corp.~	2,840,316
56,777	SunTrust Banks, Inc.~	2,357,381
25,549	T. Rowe Price Group, Inc.~	1,932,015
26,306	Travelers Companies, Inc.~	2,969,684
171,197	US Bancorp~	7,221,089
30,754	Ventas, Inc.~	1,652,105
28,389	Vornado Realty Trust	2,854,514
481,093	Wells Fargo & Company~	26,046,375
31,394	Welltower, Inc.	2,036,529

		285,899,797

NUMBER OF SHARES		VALUE
	Health Care (6.9%)
133,332	Abbott Laboratories~	$5,973,274
208,752	AbbVie, Inc.~	12,431,182
56,304	Aetna, Inc.	6,462,573
36,438	Agilent Technologies, Inc.~	1,375,899
19,873	Alexion Pharmaceuticals, Inc.#	3,497,648
48,123	Allergan, PLC#	14,844,502
75,419	Amgen, Inc.	11,929,777
38,325	Anthem, Inc.	5,332,924
61,130	Baxalta, Inc.	2,106,540
61,130	Baxter International, Inc.~	2,285,651
29,051	Biogen, Inc.~#	8,439,606
142,984	Bristol-Myers Squibb Company~	9,429,795
31,500	Cardinal Health, Inc.	2,589,300
80,256	Celgene Corp.#	9,848,214
49,680	Cerner Corp.#	3,293,287
37,711	Cigna Corp.	5,054,782
18,925	DaVita HealthCare Partners, Inc.~#	1,466,877
22,003	Edwards Lifesciences Corp.~#	3,457,771
91,791	Eli Lilly and Company~	7,487,392
99,266	Express Scripts Holding Company~#	8,574,597
161,248	Gilead Sciences, Inc.	17,435,746
286,205	Johnson & Johnson	28,915,291
22,712	Laboratory Corp. of America Holdings~#	2,787,671
116,267	Medtronic, PLC	8,594,457
350,883	Merck & Company, Inc.	19,179,265
42,993	Mylan, NV#	1,895,561
14,088	Perrigo Company, PLC	2,222,241
661,268	Pfizer, Inc.~	22,364,084
121,928	Presbia, PLC^#**	447,390
14,194	Quest Diagnostics, Inc.~	964,482
3,785	Regeneron Pharmaceuticals, Inc.~#	2,109,721
52,283	St. Jude Medical, Inc.~	3,336,178
42,583	Stryker Corp.~	4,071,787
76,460	Thermo Fisher Scientific, Inc.~	9,999,439
86,681	UnitedHealth Group, Inc.	10,209,288

		260,414,192

	Industrials (4.4%)
51,951	3M Company	8,167,217
94,630	Boeing Company~	14,011,864
62,171	Caterpillar, Inc.~	4,537,861
94,630	CSX Corp.~	2,554,064
17,979	Cummins, Inc.~	1,861,006
61,130	Danaher Corp.	5,704,040
68,890	Deere & Company	5,373,420
142,701	Delta Air Lines, Inc.	7,254,919
37,378	Eaton Corp., PLC	2,089,804

See accompanying Notes to Schedule of Investments	www.calamos.com	125

Market Neutral Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
61,130	Emerson Electric Company~	$2,887,170
29,808	Expeditors International of Washington, Inc.~	1,484,140
35,675	FedEx Corp.	5,567,084
31,228	Fluor Corp.~	1,493,011
30,841	General Dynamics Corp.	4,582,356
1,001,623	General Electric Company~	28,966,937
110,290	Honeywell International, Inc.~	11,390,751
40,785	Illinois Tool Works, Inc.~	3,749,773
21,883	Jacobs Engineering Group, Inc.~#	878,384
10,462	Kansas City Southern	865,835
8,000	L-3 Communications Holdings, Inc.	1,011,200
26,058	Lockheed Martin Corp.	5,728,330
66,241	Masco Corp.~	1,920,989
46,177	Norfolk Southern Corp.	3,695,545
33,121	Pentair, PLC	1,852,126
20,024	Precision Castparts Corp.	4,621,739
23,657	Robert Half International, Inc.~	1,245,778
144,688	Southwest Airlines Company~	6,697,608
81,570	Union Pacific Corp.~	7,288,280
84,125	United Parcel Service, Inc. - Class B	8,666,557
95,008	United Technologies Corp.~	9,349,737

		165,497,525

	Information Technology (10.4%)
56,115	Accenture, PLC - Class A~	6,015,528
37,852	Akamai Technologies, Inc.~#	2,302,159
29,093	Alphabet, Inc. - Class A~#	21,452,887
29,187	Alphabet, Inc. - Class C~#	20,746,411
37,852	Amphenol Corp. - Class A~	2,052,335
735,025	Apple, Inc.	87,835,488
151,406	Applied Materials, Inc.	2,539,079
30,788	Avago Technologies, Ltd.^	3,790,926
66,241	Broadcom Corp. - Class A~	3,404,787
484,312	Cisco Systems, Inc.	13,972,401
71,445	Cognizant Technology Solutions Corp. - Class A#	4,866,119
108,506	eBay, Inc.#	3,027,317
188,239	EMC Corp.~	4,935,627
21,293	F5 Networks, Inc.~#	2,346,489
251,880	Facebook, Inc. - Class A~#	25,684,204
61,130	Fiserv, Inc.~#	5,899,656
229,002	Hewlett-Packard Company	6,173,894
585,564	Intel Corp.~	19,827,197
99,551	International Business Machines Corp.	13,945,104
68,591	Juniper Networks, Inc.~	2,153,071
12,676	KLA-Tencor Corp.~	850,813
160,206	MasterCard, Inc. - Class A	15,858,792

NUMBER OF SHARES		VALUE
37,852	Microchip Technology, Inc.	$1,827,873
129,091	Micron Technology, Inc.~#	2,137,747
938,057	Microsoft Corp.~	49,379,320
351,263	Oracle Corp.	13,643,055
108,506	PayPal Holdings, Inc.#	3,907,301
196,816	QUALCOMM, Inc.	11,694,807
18,925	Red Hat, Inc.~#	1,497,157
80,435	Symantec Corp.~	1,656,961
52,493	TE Connectivity, Ltd.	3,382,649
18,925	Teradata Corp.#	531,982
122,356	Texas Instruments, Inc.~	6,940,032
288,182	Visa, Inc. - Class A^	22,357,160
41,679	Western Digital Corp.	2,784,991
73,338	Yahoo!, Inc.#	2,612,300

		394,033,619

	Materials (1.3%)
26,496	Air Products & Chemicals, Inc.	3,682,414
6,150	Airgas, Inc.~	591,384
42,590	CF Industries Holdings, Inc.~	2,162,294
163,141	Dow Chemical Company~	8,429,495
99,929	E.I. du Pont de Nemours and Company	6,335,499
9,463	Eastman Chemical Company~	682,945
166,170	Freeport-McMoRan, Inc.	1,955,821
51,005	LyondellBasell Industries, NV - Class A~	4,738,875
88,667	Monsanto Company	8,265,538
71,350	Mosaic Company	2,410,916
79,488	Newmont Mining Corp.~	1,546,836
32,552	PPG Industries, Inc.	3,393,872
35,675	Praxair, Inc.	3,963,136

		48,159,025

	Telecommunication Services (1.2%)
703,969	AT&T, Inc.~	23,590,001
95,859	CenturyLink, Inc.~	2,704,182
397,630	Verizon Communications, Inc.~	18,640,895

		44,935,078

	Utilities (1.4%)
99,361	AES Corp.~	1,088,003
64,253	American Electric Power Company, Inc.~	3,639,932
52,046	CMS Energy Corp.~	1,877,299
37,852	Consolidated Edison, Inc.~	2,488,769
45,895	Dominion Resources, Inc.~	3,278,280
127,465	Duke Energy Corp.~	9,109,924
47,314	Edison International	2,863,443
22,712	Entergy Corp.~	1,548,050

126	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
18,925	Eversource Energy~	$964,039
66,241	Exelon Corp.~	1,849,449
47,314	FirstEnergy Corp.~	1,476,197
77,974	NextEra Energy, Inc.	8,004,811
56,777	PG&E Corp.	3,031,892
47,314	PPL Corp.~	1,627,602
56,777	Public Service Enterprise Group, Inc.~	2,344,322
164,181	Southern Company	7,404,563
42,583	Xcel Energy, Inc.~	1,517,232

		54,113,807

	TOTAL COMMON STOCKS (Cost $1,683,957,278)	1,769,630,330

EXCHANGE-TRADED FUND (1.6%)
	Other (1.6%)
281,540	SPDR S&P 500 ETF Trust (Cost $58,433,956)	58,540,612

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.4%)#
	Industrials (0.0%)
750	Greenbrier Companies, Inc. Put, 01/15/16, Strike $35.00	181,875

	Other (0.4%)
	S&P 500 Index
3,000	Put, 11/30/15, Strike $1,900.00	1,035,000
2,500	Put, 12/31/15, Strike $1,975.00	5,550,000
2,500	Put, 12/31/15, Strike $1,825.00	1,837,500
2,000	Put, 11/20/15, Strike $1,900.00	395,000
1,000	Put, 12/31/15, Strike $2,050.00	3,970,000

		12,787,500

	TOTAL PURCHASED OPTIONS (Cost $32,414,239)	12,969,375

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (1.2%)
42,942,212	Fidelity Prime Money Market Fund - Institutional Class (Cost $42,942,212)	42,942,212

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (2.8%)
	Federal Home Loan Bank Discount Notes
15,318,041	0.000%, 12/18/15	15,318,041
15,317,903	0.000%, 12/23/15	15,317,903

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
15,317,165	0.000%, 11/24/15	$15,317,165
7,659,578	0.000%, 11/18/15	7,659,578
7,658,887	0.000%, 12/02/15	7,658,887
21,578,331	Fidelity Prime Money Market Fund - Institutional Class	21,578,331
6,127,836	Goldman Sachs Financial Square Fund	6,127,836
17,909,263	Morgan Stanley Institutional Liquidity Fund	17,909,263

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $106,887,004)	106,887,004

TOTAL INVESTMENTS (103.9%) (Cost $3,880,009,587)		3,924,390,475

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.8%)		(106,887,004)

LIABILITIES, LESS OTHER ASSETS (-1.0%)		(38,936,568)

NET ASSETS (100.0%)		$3,778,566,903

NUMBER OF SHARES		VALUE

COMMON STOCKS SOLD SHORT (-22.3%)#
	Consumer Discretionary (-3.7%)
(412,462)	CalAtlantic Group, Inc.	(15,710,678)
(342,500)	Ctrip.com International, Ltd.	(31,842,225)
(23,900)	GNC Holdings, Inc. - Class A	(711,025)
(32,000)	HSN, Inc.	(1,979,200)
(105,300)	Iconix Brand Group, Inc.	(1,613,196)
(426,000)	Jarden Corp.	(19,084,800)
(145,800)	Live Nation Entertainment, Inc.	(3,977,424)
(60,500)	M/I Homes, Inc.	(1,388,475)
(76,650)	Meritage Homes Corp.	(2,702,679)
(17,110)	Priceline Group, Inc.	(24,882,046)
(58,000)	Restoration Hardware Holdings, Inc.	(5,979,220)
(88,045)	Shutterfly, Inc.	(3,672,357)
(167,600)	TAL Education Group	(6,444,220)
(28,500)	Target Corp.	(2,199,630)
(51,700)	Tesla Motors, Inc.	(10,698,281)
(330,500)	Vipshop Holdings, Ltd.	(6,781,860)

		(139,667,316)

	Consumer Staples (-0.1%)
(63,700)	Post Holdings, Inc.	(4,093,999)

	Energy (-1.1%)
(75,000)	Chesapeake Energy Corp.	(534,750)
(131,000)	Helix Energy Solutions Group, Inc.	(757,180)
(224,000)	Newpark Resources, Inc.	(1,267,840)
(236,000)	PDC Energy, Inc.^	(14,240,240)

See accompanying Notes to Schedule of Investments	www.calamos.com	127

Market Neutral Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
(135,000)	Renewable Energy Group, Inc.	$(1,065,150)
(100,550)	SEACOR Holdings, Inc.	(5,874,131)
(975,000)	Southwestern Energy Company	(10,764,000)
(32,000)	Stone Energy Corp.	(178,880)
(177,000)	Whiting Petroleum Corp.	(3,049,710)
(735,749)	WPX Energy, Inc.	(5,047,238)

		(42,779,119)

	Financials (-1.5%)
(101,250)	American Residential Properties, Inc.	(1,677,712)
(115,000)	American Tower Corp.	(11,756,450)
(88,200)	Amtrust Financial Services, Inc.	(6,017,004)
(427,900)	Cowen Group, Inc.	(1,801,459)
(165,511)	DDR Corp.	(2,780,585)
(128,000)	Encore Capital Group, Inc.	(5,209,600)
(33,000)	Extra Space Storage, LP	(2,614,920)
(88,400)	Ezcorp, Inc. - Class A	(588,744)
(123,500)	Forestar Group, Inc.	(1,747,525)
(169,000)	SL Green Realty Corp.	(20,046,780)
(40,000)	Starwood Property Trust, Inc.	(803,600)
(98,500)	Starwood Waypoint Residential Trust	(2,423,100)

		(57,467,479)

	Health Care (-3.9%)
(142,000)	Acorda Therapeutics, Inc.	(5,117,680)
(82,000)	Allergan, PLC	(25,294,540)
(195,000)	Allscripts Healthcare Solutions, Inc.	(2,741,700)
(345,000)	AMAG Pharmaceuticals, Inc.	(13,800,000)
(110,000)	BioMarin Pharmaceutical, Inc.	(12,874,400)
(180,500)	Brookdale Senior Living, Inc.	(3,774,255)
(276,000)	Depomed, Inc.	(4,830,000)
(85,000)	Emergent Biosolutions, Inc.	(2,732,750)
(60,000)	Horizon Pharma, PLC	(943,200)
(5,000)	Illumina, Inc.	(716,400)
(49,000)	Insulet Corp.	(1,465,100)
(165,500)	Integra LifeSciences Holdings Corp.	(9,858,835)
(342,000)	Ironwood Pharmaceuticals, Inc.	(3,885,120)
(27,500)	Jazz Pharmaceuticals, PLC	(3,775,200)
(83,200)	Ligand Pharmaceuticals, Inc.	(7,517,120)
(545,000)	Medicines Company	(18,660,800)
(254,100)	Molina Healthcare, Inc.	(15,754,200)
(125,500)	NuVasive, Inc.	(5,918,580)
(102,973)	Quidel Corp.	(1,979,141)
(141,000)	Spectranetics Corp.	(1,723,020)
(140,000)	Teligent, Inc.	(1,017,800)
(190,717)	Wright Medical Group, NV	(3,686,560)

		(148,066,401)

NUMBER OF SHARES			VALUE
		Industrials (-0.7%)
(100,300)		Dycom Industries, Inc.	$(7,631,827)
(154,600)		Navistar International Corp.	(1,901,580)
(15,000)		SolarCity Corp.	(444,750)
(75,000)		Stericycle, Inc.	(9,102,750)
(290,000)		Trinity Industries, Inc.	(7,850,300)

			(26,931,207)

		Information Technology (-10.7%)
(55,500)		Blucora, Inc.	(543,900)
(142,500)		Bottomline Technologies (de), Inc.	(3,944,400)
(74,176)		Brocade Communications Systems, Inc.	(772,914)
(55,000)		CalAmp Corp.	(1,042,800)
(70,000)		Canadian Solar, Inc.	(1,528,100)
(83,999)		Cardtronics, Inc.	(2,897,966)
(549,400)		Ciena Corp.	(13,262,516)
(55,000)		Citrix Systems, Inc.	(4,515,500)
(102,900)		Cornerstone OnDemand, Inc.	(3,241,350)
(419,525)		CSG Systems International, Inc.	(14,062,478)
(610,000)		Electronic Arts, Inc.	(43,962,700)
(140,000)		Electronics For Imaging, Inc.	(6,501,600)
(41,600)		EnerNOC, Inc.	(326,144)
(38,900)		Envestnet, Inc.	(1,161,554)
(47,200)		Euronet Worldwide, Inc.	(3,787,328)
(167,500)		Finisar Corp.	(1,904,475)
(79,000)		FireEye, Inc.	(2,065,850)
(78,500)		HomeAway, Inc.	(2,477,460)
(666,750)		Infinera Corp.	(13,174,980)
(208,800)		Integrated Device Technology, Inc.*	(5,324,400)
(103,000)		InterDigital, Inc.	(5,226,220)
(78,000)		Lam Research Corp.	(5,974,020)
(46,000)		LinkedIn Corp.	(11,080,020)
(392,900)		Mentor Graphics Corp.	(10,686,880)
(53,700)		MercadoLibre, Inc.	(5,282,469)
(146,000)		Microchip Technology, Inc.	(7,050,340)
(878,400)		Micron Technology, Inc.	(14,546,304)
(11,000)		NetSuite, Inc.	(935,770)
(1,017,000)		NVIDIA Corp.	(28,852,290)
(72,773)		NXP Semiconductors, NV	(5,701,765)
(1,472,000)		ON Semiconductor Corp.	(16,192,000)
(130,000)		Oracle Corp.	(5,049,200)
(86,500)		Palo Alto Networks, Inc.	(13,926,500)
(230,575)		Photronics, Inc.	(2,211,214)
(179,544)		Proofpoint, Inc.	(12,647,079)
(86,000)		Qihoo 360 Technology Company, Ltd.	(4,909,740)
(404,000)		Rambus, Inc.	(4,169,280)
(126,000)	EUR	Rocket Internet, SE*	(3,906,899)

128	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
(100,000)	Rovi Corp.	$(915,000)
(199,700)	Salesforce.com, Inc.	(15,518,687)
(486,000)	SanDisk Corp.	(37,422,000)
(49,000)	ServiceNow, Inc.	(4,000,850)
(7,500)	SINA Corp.	(357,300)
(541,000)	SunEdison, Inc.	(3,949,300)
(48,500)	Synchronoss Technologies, Inc.	(1,706,230)
(810,500)	Take-Two Interactive Software, Inc.	(26,908,600)
(215,300)	TiVo, Inc.	(1,954,924)
(375,500)	TTM Technologies, Inc.	(2,741,150)
(145,000)	Twitter, Inc.	(4,126,700)
(392,500)	Viavi Solutions, Inc.	(2,335,375)
(98,200)	Workday, Inc. - Class A	(7,754,854)
(147,000)	Xilinx, Inc.	(7,000,140)
(31,000)	Yahoo!, Inc.	(1,104,220)
(100,000)	Yandex, NV - Class A	(1,610,000)

		(404,251,735)

	Materials (-0.2%)
(101,846)	Alcoa, Inc.	(909,484)
(403,000)	B2Gold Corp.	(431,210)
(1,002,780)	Cemex, SAB de CV	(6,327,542)
(50,000)	Horsehead Holding Corp.	(142,000)

		(7,810,236)

	Telecommunication Services (-0.3%)
(1,770,000)	Frontier Communications Corp.	(9,097,800)

	Utilities (-0.1%)
(39,000)	NextEra Energy, Inc.	(4,003,740)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $793,176,756)	(844,169,032)

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTIONS (-1.6%)#
	Consumer Discretionary (-0.1%)
1,405	Vipshop Holdings, Ltd. Call, 01/15/16, Strike $7.00	(1,896,750)

	Energy (0.0%)
250	Chesapeake Energy Corp. Put, 01/15/16, Strike $7.00	(28,750)
1,000	PDC Energy, Inc. Put, 01/15/16, Strike $40.00	(45,000)
250	Whiting Petroleum Corp. Put, 01/15/16, Strike $20.00	(105,000)

		(178,750)

NUMBER OF CONTRACTS		VALUE
	Industrials (0.0%)
750	Greenbrier Companies, Inc. Call, 01/15/16, Strike $55.00	$(13,125)
350	SolarCity Corp. Call, 01/20/17, Strike $85.00	(25,550)

		(38,675)

	Information Technology (0.0%)
2,000	SanDisk Corp. Put, 01/15/16, Strike $50.00	(64,000)

	Other (-1.5%)
	S&P 500 Index
5,000	Put, 12/31/15, Strike $1,900.00	(6,275,000)
2,500	Call, 11/06/15, Strike $2,025.00	(14,200,000)
2,500	Call, 12/31/15, Strike $2,050.00	(15,750,000)
2,000	Put, 12/31/15, Strike $1,950.00	(3,670,000)
1,500	Call, 12/31/15, Strike $2,000.00	(15,030,000)
500	Call, 12/16/16, Strike $2,150.00	(4,740,000)

		(59,665,000)

	TOTAL WRITTEN OPTIONS (Premium $48,417,521)	(61,843,175)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $570,225,047.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2015.

#	Non-income producing security.

**	In default status and considered illiquid and non-income producing.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	129

Hedged Equity Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
COMMON STOCKS (100.7%)
	Consumer Discretionary (12.3%)
247	Amazon.com, Inc.#	$154,597
18	AutoZone, Inc.#~	14,119
153	CarMax, Inc.#~	9,029
403	Carnival Corp.	21,794
352	Coach, Inc.	10,982
1,853	Comcast Corp. - Class A~	116,035
215	D.R. Horton, Inc.	6,330
123	Darden Restaurants, Inc.	7,612
445	Delphi Automotive, PLC	37,020
153	Discovery Communications, Inc. - Class A#~	4,504
153	Discovery Communications, Inc. - Class C#~	4,211
161	Dollar General Corp.	10,911
2,483	Ford Motor Company	36,773
190	Gap, Inc.~	5,172
662	General Motors Company, Inc.	23,110
1,430	Home Depot, Inc.~	176,805
214	Interpublic Group of Companies, Inc.	4,907
118	Lennar Corp. - Class A	5,908
1,191	Lowe’s Companies, Inc.	87,932
168	Macy’s, Inc.	8,565
617	McDonald’s Corp.	69,258
133	Michael Kors Holdings, Ltd.#~	5,139
61	Mohawk Industries, Inc.#	11,926
271	Netflix, Inc.#	29,371
550	Nike, Inc. - Class B	72,066
41	Priceline Group, Inc.#	59,624
67	PVH Corp.	6,094
248	Ross Stores, Inc.	12,544
233	Royal Caribbean Cruises, Ltd.	22,916
728	Starbucks Corp.	45,551
132	Time Warner Cable, Inc.	25,001
541	Time Warner, Inc.	40,759
211	TJX Companies, Inc.	15,443
144	TripAdvisor, Inc.#	12,064
1,297	Twenty-First Century Fox, Inc.	39,805
116	Under Armour, Inc.#	11,029
227	Viacom, Inc. - Class B	11,193
1,281	Walt Disney Company~	145,701
51	Whirlpool Corp.	8,167
122	Yum! Brands, Inc.	8,651

		1,398,618

	Consumer Staples (9.7%)
1,701	Altria Group, Inc.~	102,860
726	Archer-Daniels-Midland Company~	33,149

NUMBER OF SHARES		VALUE
2,303	Coca-Cola Company~	$97,532
463	Colgate-Palmolive Company	30,720
245	ConAgra Foods, Inc.~	9,935
283	Costco Wholesale Corp.	44,748
960	CVS Health Corp.	94,829
395	General Mills, Inc.	22,953
87	Hershey Company~	7,716
216	Kellogg Company	15,232
200	Kimberly-Clark Corp.	23,942
386	Kraft Heinz Company	30,096
799	Kroger Company	30,202
124	Mead Johnson Nutrition Company	10,168
1,021	Mondelez International, Inc. - Class A	47,129
1,230	PepsiCo, Inc.	125,694
1,025	Philip Morris International, Inc.	90,610
1,820	Procter & Gamble Company~	139,012
218	Reynolds American, Inc.	10,534
1,235	Wal-Mart Stores, Inc.~	70,691
645	Walgreens Boots Alliance, Inc.	54,619
457	Whole Foods Market, Inc.	13,692

		1,106,063

	Energy (7.7%)
291	Anadarko Petroleum Corp.~	19,462
151	Apache Corp.	7,117
298	Baker Hughes, Inc.~	15,699
1,275	Chevron Corp.~	115,872
762	ConocoPhillips	40,653
384	Devon Energy Corp.	16,101
557	EOG Resources, Inc.	47,819
173	EQT Corp.	11,430
3,380	Exxon Mobil Corp.	279,661
589	Halliburton Company	22,606
60	Helmerich & Payne, Inc.	3,376
111	Hess Corp.~	6,239
1,202	Kinder Morgan, Inc.	32,875
368	Marathon Oil Corp.	6,764
628	Marathon Petroleum Corp.	32,530
80	Murphy Oil Corp.	2,274
298	National Oilwell Varco, Inc.	11,217
429	Noble Energy, Inc.	15,375
497	Occidental Petroleum Corp.	37,046
489	Phillips 66	43,545
864	Schlumberger, Ltd.	67,530
629	Spectra Energy Corp.	17,971
297	Valero Energy Corp.	19,578
238	Williams Companies, Inc.	9,387

		882,127

130	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
	Financials (16.2%)
179	ACE, Ltd.	$20,324
227	Aflac, Inc.~	14,471
591	Allstate Corp.~	36,571
1,162	American Express Company~	85,128
1,088	American International Group, Inc.~	68,609
247	American Tower Corp.~	25,251
200	Ameriprise Financial, Inc.~	23,072
75	AvalonBay Communities, Inc.~	13,112
6,756	Bank of America Corp.~	113,366
1,323	Bank of New York Mellon Corp.~	55,103
561	BB&T Corp.~	20,841
1,323	Berkshire Hathaway, Inc. - Class B#~	179,955
78	BlackRock, Inc.~	27,454
429	Capital One Financial Corp.	33,848
1,075	Charles Schwab Corp.	32,809
123	Chubb Corp.	15,910
1,920	Citigroup, Inc.~	102,086
206	Crown Castle International Corp.	17,605
313	Discover Financial Services	17,597
223	Equity Residential	17,242
675	Fifth Third Bancorp	12,859
262	Franklin Resources, Inc.	10,679
285	Goldman Sachs Group, Inc.	53,438
277	Hartford Financial Services Group, Inc.	12,814
558	Host Hotels & Resorts, Inc.	9,670
460	Invesco, Ltd.	15,258
2,729	JPMorgan Chase & Company~	175,338
469	Lincoln National Corp.	25,096
95	Macerich Company	8,050
1,034	MetLife, Inc.	52,093
893	Morgan Stanley	29,442
352	PNC Financial Services Group, Inc.	31,772
294	Principal Financial Group, Inc.	14,747
337	Prologis, Inc.	14,400
555	Prudential Financial, Inc.	45,788
94	Public Storage	21,569
1,166	Regions Financial Corp.	10,902
273	Simon Property Group, Inc.	54,999
267	State Street Corp.	18,423
368	SunTrust Banks, Inc.	15,279
166	T. Rowe Price Group, Inc.	12,553
170	Travelers Companies, Inc.	19,191
1,093	US Bancorp~	46,103
201	Ventas, Inc.	10,798
185	Vornado Realty Trust	18,602
3,131	Wells Fargo & Company~	169,512
206	Welltower, Inc.	13,363

		1,843,092

NUMBER OF SHARES		VALUE
	Health Care (14.8%)
866	Abbott Laboratories~	$38,797
1,355	AbbVie, Inc.~	80,690
363	Aetna, Inc.~	41,665
216	Agilent Technologies, Inc.~	8,156
130	Alexion Pharmaceuticals, Inc.#~	22,880
312	Allergan, PLC#	96,243
489	Amgen, Inc.~	77,350
246	Anthem, Inc.~	34,231
395	Baxalta, Inc.	13,612
395	Baxter International, Inc.~	14,769
186	Biogen, Inc.#~	54,035
928	Bristol-Myers Squibb Company~	61,202
211	Cardinal Health, Inc.	17,344
513	Celgene Corp.#	62,950
322	Cerner Corp.#	21,345
248	Cigna Corp.	33,242
123	DaVita HealthCare Partners, Inc.#~	9,534
142	Edwards Lifesciences Corp.#	22,315
596	Eli Lilly and Company	48,616
644	Express Scripts Holding Company#	55,629
1,047	Gilead Sciences, Inc.	113,212
1,857	Johnson & Johnson~	187,613
147	Laboratory Corp. of America Holdings#	18,043
710	Medtronic, PLC	52,483
2,279	Merck & Company, Inc.	124,570
282	Mylan, NV#	12,433
87	Perrigo Company, PLC	13,723
4,292	Pfizer, Inc.~	145,155
92	Quest Diagnostics, Inc.	6,251
24	Regeneron Pharmaceuticals, Inc.#	13,377
338	St. Jude Medical, Inc.	21,568
274	Stryker Corp.	26,200
497	Thermo Fisher Scientific, Inc.	64,998
561	UnitedHealth Group, Inc.	66,075

		1,680,306

	Industrials (9.4%)
336	3M Company	52,823
613	Boeing Company~	90,767
403	Caterpillar, Inc.	29,415
614	CSX Corp.	16,572
116	Cummins, Inc.	12,007
395	Danaher Corp.	36,857
449	Deere & Company	35,022
926	Delta Air Lines, Inc.	47,078
239	Eaton Corp., PLC	13,362
395	Emerson Electric Company	18,656
192	Expeditors International of Washington, Inc.~	9,560

See accompanying Notes to Schedule of Investments	www.calamos.com	131

Hedged Equity Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
233	FedEx Corp.	$36,360
203	Fluor Corp.	9,705
203	General Dynamics Corp.	30,162
6,493	General Electric Company~	187,777
716	Honeywell International, Inc.	73,948
265	Illinois Tool Works, Inc.	24,364
143	Jacobs Engineering Group, Inc.#	5,740
71	Kansas City Southern	5,876
54	L-3 Communications Holdings, Inc.	6,826
172	Lockheed Martin Corp.	37,811
429	Masco Corp.	12,441
299	Norfolk Southern Corp.	23,929
216	Pentair, PLC	12,079
128	Precision Castparts Corp.	29,544
153	Robert Half International, Inc.	8,057
942	Southwest Airlines Company	43,605
530	Union Pacific Corp.	47,355
545	United Parcel Service, Inc. - Class B	56,146
618	United Technologies Corp.	60,817

		1,074,661

	Information Technology (22.2%)
364	Accenture, PLC - Class A	39,021
245	Akamai Technologies, Inc.#~	14,901
179	Alphabet, Inc. - Class A#~	131,993
179	Alphabet, Inc. - Class C#	127,235
245	Amphenol Corp. - Class A~	13,284
4,578	Apple, Inc.	547,071
983	Applied Materials, Inc.~	16,485
202	Avago Technologies, Ltd.	24,872
429	Broadcom Corp. - Class A	22,051
3,143	Cisco Systems, Inc.	90,676
467	Cognizant Technology Solutions Corp. - Class A#	31,807
702	eBay, Inc.#	19,586
1,257	EMC Corp.	32,959
137	F5 Networks, Inc.#	15,097
1,649	Facebook, Inc. - Class A#~	168,148
395	Fiserv, Inc.#	38,121
1,494	Hewlett-Packard Company	40,278
3,821	Intel Corp.~	129,379
647	International Business Machines Corp.~	90,632
443	Juniper Networks, Inc.	13,906
87	KLA-Tencor Corp.	5,839
1,039	MasterCard, Inc. - Class A	102,851
244	Microchip Technology, Inc.	11,783
844	Micron Technology, Inc.#	13,977
6,084	Microsoft Corp.	320,262
2,281	Oracle Corp.~	88,594

NUMBER OF SHARES		VALUE
702	PayPal Holdings, Inc.#	$25,279
1,294	QUALCOMM, Inc.~	76,889
123	Red Hat, Inc.#~	9,730
521	Symantec Corp.	10,733
344	TE Connectivity, Ltd.	22,167
123	Teradata Corp.#	3,458
795	Texas Instruments, Inc.	45,092
1,874	Visa, Inc. - Class A~	145,385
278	Western Digital Corp.	18,576
495	Yahoo!, Inc.#	17,632

		2,525,749

	Materials (2.7%)
171	Air Products & Chemicals, Inc.~	23,766
39	Airgas, Inc.~	3,750
276	CF Industries Holdings, Inc.	14,013
1,059	Dow Chemical Company	54,719
649	E.I. du Pont de Nemours and Company	41,147
61	Eastman Chemical Company	4,402
1,078	Freeport-McMoRan, Inc.	12,688
331	LyondellBasell Industries, NV - Class A	30,753
575	Monsanto Company	53,601
463	Mosaic Company	15,645
514	Newmont Mining Corp.	10,002
214	PPG Industries, Inc.	22,312
233	Praxair, Inc.	25,884

		312,682

	Telecommunication Services (2.6%)
4,570	AT&T, Inc.~	153,141
624	CenturyLink, Inc.	17,603
2,581	Verizon Communications, Inc.~	120,997

		291,741

	Utilities (3.1%)
644	AES Corp.~	7,052
416	American Electric Power Company, Inc.~	23,566
337	CMS Energy Corp.~	12,156
245	Consolidated Edison, Inc.	16,109
298	Dominion Resources, Inc.	21,286
828	Duke Energy Corp.	59,177
308	Edison International	18,640
147	Entergy Corp.	10,019
123	Eversource Energy	6,266
429	Exelon Corp.	11,978
308	FirstEnergy Corp.	9,610
504	NextEra Energy, Inc.	51,741
368	PG&E Corp.	19,651
308	PPL Corp.	10,595
368	Public Service Enterprise Group, Inc.	15,195

132	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
1,064	Southern Company	$47,986
277	Xcel Energy, Inc.	9,869

		350,896

	TOTAL COMMON STOCKS (Cost $11,558,139)	11,465,935

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.3%)#
	Other (0.3%)
	S&P 500 Index
20	Put, 11/30/15, Strike $1,900.00	6,900
12	Put, 11/20/15, Strike $1,900.00	2,370
7	Put, 12/31/15, Strike $1,975.00	15,540
7	Put, 12/31/15, Strike $1,825.00	5,145

	(Cost $106,253)	29,955

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (1.3%)
153,995	Fidelity Prime Money Market Fund - Institutional Class (Cost $153,995)	153,995

TOTAL INVESTMENTS (102.3%) (Cost $11,818,387)		11,649,885

LIABILITIES, LESS OTHER ASSETS (-2.3%)		(261,974)

NET ASSETS (100.0%)		$11,387,911

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-2.7%)#
	Other (-2.7%)
	S&P 500 Index
14	Call, 11/06/15, Strike $2,025.00	(79,520)
14	Call, 12/31/15, Strike $2,050.00	(88,200)
14	Put, 12/31/15, Strike $1,900.00	(17,570)
9	Call, 12/31/15, Strike $2,000.00	(90,180)
3	Call, 12/16/16, Strike $2,150.00	(28,440)

	(Premium $188,039)	(303,910)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $3,886,677.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	133

Long/Short Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES		VALUE
COMMON STOCKS (67.7%)
	Consumer Discretionary (7.2%)
33,712	Brunswick Corp.~	$1,814,043
6,486	Domino’s Pizza, Inc.	691,861
12,925	Nike, Inc. - Class B~	1,693,563
27,364	Norwegian Cruise Line Holdings, Ltd.#	1,740,898

		5,940,365

	Consumer Staples (0.9%)
15,537	Keurig Green Mountain, Inc.	788,503

	Energy (4.2%)
33,161	Royal Dutch Shell, PLC	1,739,626
35,597	TOTAL, SA	1,716,843

		3,456,469

	Financials (21.4%)
166,000	Bank of America Corp.	2,785,480
85,016	Blackstone Group, LP~	2,810,629
23,299	Capital One Financial Corp.	1,838,291
53,248	CBRE Group, Inc.#	1,985,085
149,189	Fortress Investment Group, LLC - Class A~	836,950
9,676	Goldman Sachs Group, Inc.	1,814,250
64,833	Hilltop Holdings, Inc.~#	1,359,548
40,306	JPMorgan Chase & Company~	2,589,661
53,031	Morgan Stanley	1,748,432

		17,768,326

	Health Care (9.1%)
24,204	Agilent Technologies, Inc.~	913,943
26,667	Cepheid~#	890,678
32,205	Cerner Corp.#	2,134,870
10,560	Laboratory Corp. of America Holdings~#	1,296,134
29,387	Medtronic, PLC	2,172,287
49,488	Presbia, PLC#^**	181,586

		7,589,498

	Industrials (4.4%)
38,205	American Airlines Group, Inc.	1,765,836
30,675	United Continental Holdings, Inc.#	1,850,009

		3,615,845

	Information Technology (17.5%)
4,151	Alphabet, Inc. - Class A~#	3,060,906
3,679	Alphabet, Inc. - Class C~#	2,615,070
17,504	Apple, Inc.~	2,091,728
40,550	Facebook, Inc. - Class A#	4,134,883
38,889	IAC/InterActiveCorp~	2,605,952

		14,508,539

NUMBER OF SHARES		VALUE
	Materials (3.0%)
74,875	Berry Plastics Group, Inc.~#	$2,508,313

	TOTAL COMMON STOCKS (Cost $52,002,082)	56,175,858

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.3%)#
	Consumer Staples (0.1%)
550	Whole Foods Market, Inc. Call, 11/20/15, Strike $31.00	72,325

	Information Technology (0.1%)
550	Twitter, Inc. Put, 11/20/15, Strike $29.00	83,875

	Other (0.1%)
1,700	SPDR S&P 500 ETF Trust Put, 11/20/15, Strike $197.00	87,550

	TOTAL PURCHASED OPTIONS (Cost $664,956)	243,750

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (30.0%)
24,857,607	Fidelity Prime Money Market Fund - Institutional Class (Cost $24,857,607)	24,857,607

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
	Federal Home Loan Bank Discount Notes
34,613	0.000%, 12/18/15	34,613
34,613	0.000%, 12/23/15	34,613
34,612	0.000%, 11/24/15	34,612
17,308	0.000%, 11/18/15	17,308
17,307	0.000%, 12/02/15	17,307
48,759	Fidelity Prime Money Market Fund -Institutional Class	48,759

134	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Long/Short Fund    Schedule of Investments October 31, 2015

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
13,847		Goldman Sachs Financial Square Fund	$13,847
40,469		Morgan Stanley Institutional Liquidity Fund	40,469

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $241,528)	241,528

TOTAL INVESTMENTS (98.3%) (Cost $77,766,173)			81,518,743

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)			(241,528)

OTHER ASSETS, LESS LIABILITIES (2.0%)			1,610,047

NET ASSETS (100.0%)			82,887,262

NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-16.5%)#
		Consumer Discretionary (-1.1%)
(12,602)		Omnicom Group, Inc.	(944,142)

		Consumer Staples (-2.0%)
(25,014)		Colgate-Palmolive Company	(1,659,679)

		Financials (-1.7%)
(23,776)		NASDAQ, Inc.	(1,376,392)

		Health Care (-4.6%)
(13,673)		Alere, Inc.	(630,599)
(8,214)		DexCom, Inc.	(684,390)
(17,072)		Merck & Company, Inc.	(933,155)
(1,371)		Regeneron Pharmaceuticals, Inc.	(764,182)
(9,401)	DKK	William Demant Holding, A/S	(816,738)

			(3,829,064)

		Industrials (-3.1%)
(21,805)		Deluxe Corp.	(1,298,488)
(26,006)		Nielsen Holdings, PLC	(1,235,545)

			(2,534,033)

		Information Technology (-2.9%)
(59,487)		Western Union Company	(1,145,125)
(14,675)		Zillow Group, Inc. - Class A	(452,137)
(29,350)		Zillow Group, Inc. - Class C	(812,701)

			(2,409,963)

		Telecommunication Services (-1.1%)
(26,443)		AT&T, Inc.	(886,105)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $12,415,647)	(13,639,378)

NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUNDS SOLD SHORT (-6.3%)#
	Other (-6.3%)
(23,606)	Consumer Discretionary Select Sector SPDR Fund	$(1,911,378)
(37,484)	Financial Select Sector SPDR Fund	(902,615)
(9,000)	PowerShares QQQ	(1,019,970)
(1,756)	SPDR S&P MidCap 400 ETF Trust	(461,319)
(21,438)	Technology Select Sector SPDR Fund	(935,768)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $4,883,197)	(5,231,050)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.2%)#
	Information Technology (-0.1%)
75	Alphabet, Inc. Put, 12/18/15, Strike $620.00	(9,563)
550	Twitter, Inc. Put, 11/20/15, Strike $27.00	(34,650)
594	Western Union Company Put, 11/20/15, Strike $18.00	(11,880)

		(56,093)

	Other (-0.1%)
4,120	Global X Ftse Greece 20 ETF Put, 11/06/15, Strike $10.50	(113,300)
1,700	SPDR S&P 500 ETF Trust Put, 11/20/15, Strike $190.00	(36,550)

		(149,850)

	TOTAL WRITTEN OPTIONS (Premium $479,798)	(205,943)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $9,209,158.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

**	In default status and considered illiquid and non-income producing.

FOREIGN CURRENCY ABBREVIATION

DKK	Danish Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	135

Statements of Assets and Liabilities    October 31, 2015

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$2,243,138,889	$71,211,780	$59,945,228	$40,962,592	$37,434,859
Investment in securities, at value	$2,785,475,981	$71,647,333	$66,551,344	$40,195,628	$38,871,212
Cash with custodian (interest bearing)	—	1,890	—	—	1,390
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	38,545	28,030	9,936	15,631
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	1,046	—	—	—	—
Receivables:
Accrued interest and dividends	945,797	80,734	13,377	3,589	41,483
Investments sold	8,417,736	—	—	462,392	132,163
Fund shares sold	642,591	3,802	31,331	4,409	2,631
Prepaid expenses	78,522	11,753	11,329	18,831	26,091
Deferred offering costs	—	—	—	—	—
Other assets	799,827	98,432	91,053	36,119	9,550
Total assets	2,796,361,500	71,882,489	66,726,464	40,730,904	39,100,151
LIABILITIES
Due to custodian bank	—	—	—	—	—
Collateral for securities loaned	61,934,184	201,706	1,636,749	1,781,915	173,910
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	125,303	—	4,303	—	—
Payables:
Investments purchased	—	994,705	—	616,729	2,647,566
Fund shares redeemed	4,126,913	54,344	104,627	27,071	5,000
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	1,949,326	58,071	53,708	33,538	28,706
Distribution fees	96,912	1,420	1,579	868	642
Deferred compensation to trustees	799,827	98,432	91,053	36,119	9,550
Financial accounting fees	26,304	671	620	387	332
Trustees’ fees and officer compensation	30,572	2,246	2,054	1,956	1,893
Other accounts payable and accrued liabilities	1,146,771	29,453	24,803	19,652	16,662
Total liabilities	70,236,112	1,441,048	1,919,496	2,518,235	2,884,261
NET ASSETS	$2,726,125,388	$70,441,441	$64,806,968	$38,212,669	$36,215,890
COMPOSITION OF NET ASSETS
Paid in capital	$1,494,200,254	$65,340,902	$47,676,419	$38,924,985	$33,851,242
Undistributed net investment income (loss)	3,252,978	939,752	(2,527)	(81,920)	784,712
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	686,461,949	3,725,234	10,531,263	136,568	143,583
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	542,210,207	435,553	6,601,813	(766,964)	1,436,353
NET ASSETS	$2,726,125,388	$70,441,441	$64,806,968	$38,212,669	$36,215,890
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,424,966,928	$44,793,357	$18,328,575	$23,025,377	$28,030,264
Shares outstanding	33,297,474	3,292,268	1,036,590	1,847,259	2,665,398
Net asset value and redemption price per share	$42.80	$13.61	$17.68	$12.46	$10.52
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$44.93	$14.29	$18.56	$13.08	$11.04
CLASS B SHARES†**
Net assets applicable to shares outstanding	$20,118,501	$177,117	$330,239	$1,565,536	$—
Shares outstanding	502,760	14,111	20,231	131,566	—
Net asset value and redemption price per share	$40.02	$12.55	$16.32	$11.90	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$792,046,443	$5,737,726	$13,676,540	$2,369,863	$701,597
Shares outstanding	23,656,960	463,642	837,383	199,259	67,397
Net asset value and redemption price per share	$33.48	$12.38	$16.33	$11.89	$10.41
CLASS I SHARES†
Net assets applicable to shares outstanding	$480,027,820	$19,583,256	$31,552,538	$9,575,484	$7,374,509
Shares outstanding	9,442,182	1,403,108	1,761,184	756,268	699,318
Net asset value and redemption price per share	$50.84	$13.96	$17.92	$12.66	$10.55
CLASS R SHARES†
Net assets applicable to shares outstanding	$8,965,696	$149,985	$919,076	$1,676,409	$109,520
Shares outstanding	217,519	11,156	52,868	136,437	10,444
Net asset value and redemption price per share	$41.22	$13.44	$17.38	$12.29	$10.49

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

136	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2015

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
ASSETS
Investments in securities, at cost	$22,639,898	$569,374,742	$555,256,490	$15,187,333	$159,464,453
Investment in securities, at value	$22,350,299	$610,019,663	$524,336,116	$13,849,133	$192,756,607
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	21,144	—	—	15,469	—
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $9,915, $17,751)	—	9,850	17,635	—	—
Unrealized appreciation on forward foreign currency contracts	—	136,404	154,560	—	34,477
Receivables:
Accrued interest and dividends	880	1,630,820	545,268	2,236	313,060
Investments sold	648,111	10,146,379	1,852,420	99,323	691,248
Fund shares sold	2,120	443,171	1,648,212	475	218,907
Prepaid expenses	24,578	31,157	40,264	8,287	17,518
Deferred offering costs	—	—	—	—	—
Other assets	9,592	101,020	59,138	8,151	66,552
Total assets	23,056,724	622,518,464	528,653,613	13,983,074	194,098,369
LIABILITIES
Due to custodian bank	121,362	—	—	—	—
Collateral for securities loaned	391,484	9,395,436	12,602,929	175,642	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	80,636	53,574	—	3,541
Payables:
Investments purchased	—	3,245,730	1,202,627	212,412	1,249,690
Fund shares redeemed	97,702	1,626,031	1,225,301	—	155,809
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	21,481	397,828	473,568	12,193	128,396
Distribution fees	363	8,730	5,624	115	3,459
Deferred compensation to trustees	9,592	101,020	59,138	8,151	66,552
Financial accounting fees	248	5,867	4,977	128	1,827
Trustees’ fees and officer compensation	1,953	7,627	6,816	1,769	3,313
Other accounts payable and accrued liabilities	16,846	233,190	504,530	19,228	95,777
Total liabilities	661,031	15,102,095	16,139,084	429,638	1,708,364
NET ASSETS	$22,395,693	$607,416,369	$512,514,529	$13,553,436	$192,390,005
COMPOSITION OF NET ASSETS
Paid in capital	$21,702,147	$566,146,657	$553,052,821	$15,932,911	$156,037,843
Undistributed net investment income (loss)	38,352	(166,818)	(688,762)	(3,798)	139,529
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	944,793	782,742	(8,804,276)	(1,037,077)	2,896,963
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(289,599)	40,653,788	(31,045,254)*	(1,338,600)	33,315,670
NET ASSETS	$22,395,693	$607,416,369	$512,514,529	$13,553,436	$192,390,005
CLASS A SHARES†
Net assets applicable to shares outstanding	$15,089,623	$209,547,710	$121,946,012	$4,465,139	$67,141,174
Shares outstanding	1,394,481	12,136,234	10,073,712	530,968	5,090,513
Net asset value and redemption price per share	$10.82	$17.27	$12.11	$8.41	$13.19
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.36	$18.13	$12.71	$8.83	$13.85
CLASS B SHARES†**
Net assets applicable to shares outstanding	$—	$1,103,285	$482,772	$—	$489,966
Shares outstanding	—	68,691	41,551	—	39,447
Net asset value and redemption price per share	$—	$16.06	$11.62	$—	$12.42
CLASS C SHARES†**
Net assets applicable to shares outstanding	$569,393	$47,995,835	$36,532,400	$240,813	$21,227,378
Shares outstanding	53,501	2,992,160	3,145,273	28,876	1,713,265
Net asset value and redemption price per share	$10.64	$16.04	$11.62	$8.34	$12.39
CLASS I SHARES†
Net assets applicable to shares outstanding	$6,629,023	$339,908,591	$351,571,428	$8,763,336	$96,389,641
Shares outstanding	609,138	19,373,574	28,844,413	1,039,255	7,205,196
Net asset value and redemption price per share	$10.88	$17.54	$12.19	$8.43	$13.38
CLASS R SHARES†
Net assets applicable to shares outstanding	$107,654	$8,860,948	$1,981,917	$84,148	$7,141,846
Shares outstanding	10,002	522,753	165,186	10,017	553,901
Net asset value and redemption price per share	$10.76	$16.95	$12.00	$8.40	$12.89

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $212,336.

See accompanying Notes to Financial Statements	www.calamos.com	137

Statements of Assets and Liabilities    October 31, 2015

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
ASSETS
Investments in securities, at cost	$2,247,784,666	$360,436,807	$1,160,336,289	$46,871,513	$84,842,880
Investment in securities, at value	$2,643,771,288	$385,231,608	$1,186,675,044	$46,291,357	$85,978,776
Cash with custodian (interest bearing)	—	—	112	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	14,348	—	—	45,128	16,918
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	4,585	—	22,361	—	—
Receivables:
Accrued interest and dividends	5,981,327	1,338,536	3,754,635	157,244	630,626
Investments sold	31,880,921	4,772,571	9,580,797	14,305	—
Fund shares sold	1,861,740	169,578	2,357,113	433,984	54,939
Prepaid expenses	69,971	27,574	54,067	4,343	23,620
Deferred offering costs	—	—	—	18,281	—
Other assets	411,990	160,953	217,076	757	68,251
Total assets	2,683,996,170	391,700,820	1,202,661,205	46,965,399	86,773,130
LIABILITIES
Due to custodian bank	—	—	—	—	—
Collateral for securities loaned	65,174,670	5,990,321	74,432,401	623,665	273,006
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	1,189	—	—
Payables:
Investments purchased	15,207,464	2,967,323	8,519,097	1,232,586	999,740
Fund shares redeemed	3,703,433	1,236,188	3,613,053	5,127	116,402
Dividends payable	—	—	—	—	13,718
Affiliates:
Investment advisory fees	1,468,175	319,497	680,893	29,768	39,120
Distribution fees	97,685	12,349	30,337	529	2,457
Deferred compensation to trustees	411,990	160,953	217,076	757	68,251
Financial accounting fees	24,956	3,690	10,967	404	821
Trustees’ fees and officer compensation	27,607	5,425	13,217	295	2,248
Other accounts payable and accrued liabilities	859,007	141,861	343,971	18,802	32,439
Total liabilities	86,974,987	10,837,607	87,862,201	1,911,933	1,548,202
NET ASSETS	$2,597,021,183	$380,863,213	$1,114,799,004	$45,053,466	$85,224,928
COMPOSITION OF NET ASSETS
Paid in capital	$2,077,774,659	$350,413,291	$1,054,989,116	$46,134,376	$83,438,584
Undistributed net investment income (loss)	6,110,507	(616,105)	2,518,253	125,162	(221,621)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	117,144,810	6,296,600	30,933,270	(625,359)	872,069
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	395,991,207	24,769,427	26,358,365	(580,713)	1,135,896
NET ASSETS	$2,597,021,183	$380,863,213	$1,114,799,004	$45,053,466	$85,224,928
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,105,102,237	$111,614,869	$385,844,157	$20,549,728	$51,461,902
Shares outstanding	34,884,355	12,932,449	23,305,957	2,069,024	4,895,313
Net asset value and redemption price per share	$31.68	$8.63	$16.56	$9.93	$10.51
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$33.26	$9.06	$17.39	$10.43	$10.92	#
CLASS B SHARES†**
Net assets applicable to shares outstanding	$9,647,379	$2,095,559	$5,420,313	$—	$1,030,920
Shares outstanding	255,460	239,413	256,546	—	98,092
Net asset value and redemption price per share	$37.76	$8.75	$21.13	$—	$10.51
CLASS C SHARES†**
Net assets applicable to shares outstanding	$889,515,552	$119,620,271	$265,686,015	$1,259,277	$15,897,619
Shares outstanding	27,963,945	15,196,398	16,191,354	127,261	1,512,825
Net asset value and redemption price per share	$31.81	$7.87	$16.41	$9.90	$10.51
CLASS I SHARES†
Net assets applicable to shares outstanding	$577,449,493	$146,240,973	$455,701,716	$23,054,124	$16,560,901
Shares outstanding	18,806,034	16,535,673	30,309,870	2,317,314	1,575,666
Net asset value and redemption price per share	$30.71	$8.84	$15.03	$9.95	$10.51
CLASS R SHARES†
Net assets applicable to shares outstanding	$15,306,522	$1,291,541	$2,146,803	$190,337	$273,586
Shares outstanding	486,740	151,494	130,114	19,183	26,030
Net asset value and redemption price per share	$31.45	$8.53	$16.50	$9.92	$10.51

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

138	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    October 31, 2015

	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	LONG/SHORT FUND
ASSETS
Investments in securities, at cost	$125,536,736	$3,880,009,587	$11,818,387	$77,766,173
Investment in securities, at value	$119,160,353	$3,924,390,475	$11,649,885	$81,518,743
Cash with custodian (interest bearing)	—	44,973	421	—
Restricted cash for short positions (interest bearing)	—	850,965,325	—	22,647,643
Due from investment advisor	—	—	50,683	—
Restricted foreign currency for short positions (cost $4,725,531, $1,178,440)	—	4,699,923	—	1,116,403
Foreign currency	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivables:
Accrued interest and dividends	1,787,905	12,504,314	13,390	76,567
Investments sold	641,947	81,628,097	798,635	6,325,668
Fund shares sold	30,936	18,038,482	643	115,014
Prepaid expenses	21,831	117,091	4,120	20,939
Deferred offering costs	—	—	18,281	—
Other assets	109,888	228,647	742	10,579
Total assets	121,752,860	4,892,617,327	12,536,800	111,831,556
LIABILITIES
Due to custodian bank	—	—	—	847,031
Collateral for securities loaned	6,677,692	106,887,004	—	241,528
Securities sold short, at value (proceeds $793,176,756, $17,298,844)	—	844,169,032	—	18,870,428
Options written, at value (premium $48,417,521, $188,039, $479,798)	—	61,843,175	303,910	205,943
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payables:
Investments purchased	3,428,439	84,751,684	820,872	5,177,611
Fund shares redeemed	424,197	12,544,334	—	3,443,753
Dividends payable	34,513	—	—	—
Affiliates:
Investment advisory fees	66,825	2,136,640	7,091	90,637
Distribution fees	3,272	50,127	129	1,042
Deferred compensation to trustees	109,888	228,647	742	10,579
Financial accounting fees	1,029	36,834	110	838
Trustees’ fees and officer compensation	2,763	38,711	125	2,417
Other accounts payable and accrued liabilities	59,547	1,364,236	15,910	52,487
Total liabilities	10,808,165	1,114,050,424	1,148,889	28,944,294
NET ASSETS	$110,944,695	$3,778,566,903	$11,387,911	$82,887,262
COMPOSITION OF NET ASSETS
Paid in capital	$120,480,382	$3,689,603,622	$11,308,316	$79,393,509
Undistributed net investment income (loss)	(70,865)	2,892,300	58,700	388,411
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(3,088,439)	106,135,693	305,268	712,538
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(6,376,383)	(20,064,712)	(284,373)	2,392,804
NET ASSETS	$110,944,695	$3,778,566,903	$11,387,911	$82,887,262
CLASS A SHARES†
Net assets applicable to shares outstanding	$71,512,520	$1,051,575,852	$5,660,607	$30,304,106
Shares outstanding	8,282,504	80,408,562	565,810	2,826,945
Net asset value and redemption price per share	$8.63	$13.08	$10.00	$10.72
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$9.06	$13.73	$10.50	$11.25
CLASS B SHARES†**
Net assets applicable to shares outstanding	$676,552	$1,831,706	$—	$—
Shares outstanding	74,115	132,364	—	—
Net asset value and redemption price per share	$9.13	$13.84	$—	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$21,149,043	$339,053,971	$100,079	$4,986,257
Shares outstanding	2,342,075	25,546,196	10,029	473,129
Net asset value and redemption price per share	$9.03	$13.27	$9.98	$10.54
CLASS I SHARES†
Net assets applicable to shares outstanding	$17,452,453	$2,377,640,976	$5,526,727	$47,488,138
Shares outstanding	2,021,386	183,712,074	551,986	4,404,944
Net asset value and redemption price per share	$8.63	$12.94	$10.01	$10.78
CLASS R SHARES†
Net assets applicable to shares outstanding	$154,127	$8,464,398	$100,498	$108,761
Shares outstanding	17,881	649,724	10,054	10,199
Net asset value and redemption price per share	$8.62	$13.03	$10.00	$10.66

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	139

Statements of Operations    Year Ended October 31, 2015

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$1,496,141	$126	$27,918	$4,392	$60
Dividends	32,800,186	1,941,421	721,165	176,742	976,749
Securities lending income	1,293,791	38,759	8,025	32,450	15,328
Dividend taxes withheld	—	—	—	(1,280)	—
Total investment income	35,590,118	1,980,306	757,108	212,304	992,137

EXPENSES
Investment advisory fees	26,417,079	779,150	655,164	471,484	328,905
Distribution fees
Class A	3,927,423	116,963	47,845	75,266	62,439
Class B	272,375	2,605	4,086	17,202	—
Class C	8,692,139	73,973	144,213	25,856	5,853
Class R	48,911	747	1,438	9,366	545
Transfer agent fees	4,293,548	71,738	48,069	28,380	16,596
Printing and mailing fees	769,030	15,631	11,966	7,769	7,336
Financial accounting fees	358,737	8,975	7,546	5,430	3,789
Accounting fees	176,925	28,558	21,783	24,047	22,879
Legal fees	167,837	21,734	14,950	14,231	18,308
Trustees’ fees and officer compensation	162,495	15,639	14,995	14,176	13,518
Registration fees	143,372	62,748	55,215	59,651	49,835
Audit fees	133,572	12,057	11,918	11,106	10,430
Custodian fees	83,570	9,266	9,913	8,708	6,601
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs	—	—	—	—	—
Other	363,962	32,167	16,508	6,772	12,336
Total expenses	46,010,975	1,251,951	1,065,609	779,444	559,370
Less expense reductions	—	(346,715)	(277,905)	(62,400)	(125,312)
Net expenses	46,010,975	905,236	787,704	717,044	434,058
NET INVESTMENT INCOME (LOSS)	(10,420,857)	1,075,070	(30,596)	(504,740)	558,079

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	696,300,071	5,831,810	11,197,836	1,445,056	493,228
Purchased options	—	(83,311)	(14,799)	—	(31,824)
Foreign currency transactions	2,839,945	(25)	16,444	—	—
Written options	942,581	(6,126)	80,370	—	(75)
Short positions	—	(73,203)	—	—	(51,745)
Change in net unrealized appreciation/(depreciation) on:
Investments	(480,818,879)	(8,658,819)	(7,951,587)	(2,781,869)	(828,427)
Purchased options	—	—	—	—	—
Foreign currency translations	(209,671)	—	3,885	—	—
Written options	(41,588)	40,594	—	—	14,001
Short positions	—	—	—	—	—
NET GAIN (LOSS)	219,012,459	(2,949,080)	3,332,149	(1,336,813)	(404,842)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$208,591,602	$(1,874,010)	$3,301,553	$(1,841,553)	$153,237

140	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2015

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
INVESTMENT INCOME
Interest	$6	$—		$2,480,958		$3	$6,990
Dividends	289,045	13,213,258		8,750,753		295,798	2,918,151
Securities lending income	57,433	165,967		38,007		1,303	14,752
Dividend taxes withheld	(960)	(1,110,960)		(794,853)		(32,648)	(181,725)
Total investment income	345,524	12,268,265		10,474,865		264,456	2,758,168

EXPENSES
Investment advisory fees	400,132	5,422,176		6,312,011		174,392	1,651,821
Distribution fees
Class A	75,929	570,581		352,706		15,867	189,272
Class B	—	16,009		5,533		—	8,188
Class C	7,085	521,275		408,058		2,901	240,161
Class R	583	66,112		8,584		467	38,360
Transfer agent fees	16,305	928,166		907,193		13,907	272,501
Printing and mailing fees	7,590	106,623		165,670		4,367	61,467
Financial accounting fees	4,608	77,113		66,500		1,826	23,553
Accounting fees	20,504	55,147		50,670		19,657	32,632
Legal fees	14,888	68,327		41,011		11,481	19,043
Trustees’ fees and officer compensation	13,998	44,259		41,274		14,270	21,222
Registration fees	52,037	81,801		97,917		45,206	61,702
Audit fees	10,684	37,114		29,810		9,772	17,895
Custodian fees	9,916	175,315		322,760		33,729	40,422
Dividend or interest expense on short positions	—	—		—		—	—
Offering costs	—	—		—		—	—
Other	22,385	74,013		68,805		22,053	33,370
Total expenses	656,644	8,244,031		8,878,502		369,895	2,711,609
Less expense reductions	(172,915)	—		—		(112,709)	—
Net expenses	483,729	8,244,031		8,878,502		257,186	2,711,609
NET INVESTMENT INCOME (LOSS)	(138,205)	4,024,234		1,596,363		7,270	46,559

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	1,840,752	3,780,395	(a)	(13,485,027	)(a)	(753,951)	5,568,931
Purchased options	—	59,824		672,503		17,733	409,693
Foreign currency transactions	104,459	(539,690)		3,815,140		(11,199)	(20,610)
Written options	6,761	—		12,659		416	113,537
Short positions	—	—		—		—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(2,874,250)	(105,171	)(b)	(52,370,514	)(b)	(1,335,030)	4,516,950
Purchased options	—	—		(351,658)		(11,105)	—
Foreign currency translations	(7,030)	60,246		(926,064)		(687)	29,754
Written options	—	—		—		—	—
Short positions	—	—		—		—	—
NET GAIN (LOSS)	(929,308)	3,255,604		(62,632,961)		(2,093,823)	10,618,255
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,067,513)	$7,279,838		$(61,036,598)		$(2,086,553)	$10,664,814

(a)	Net of foreign capital gains tax of $208,878 and $221,931, respectively.

(b)	Net of change of $462,103 and $1,005,166, respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	141

Statements of Operations    Year Ended October 31, 2015

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND(a)	TOTAL RETURN BOND FUND
INVESTMENT INCOME
Interest	$32,109,392	$6,070,912	$30,091,870	$408,476	$2,764,149
Dividends	50,294,535	4,986,759	15,345,171	128,286	1,754
Securities lending income	296,966	82,252	438,493	1,102	2,206
Dividend taxes withheld	—	—	—	—	—
Total investment income	82,700,893	11,139,923	45,875,534	537,864	2,768,109

EXPENSES
Investment advisory fees	18,893,857	4,177,348	8,911,395	157,047	448,404
Distribution fees
Class A	2,990,597	312,009	1,132,003	16,127	123,772
Class B	136,763	32,761	77,543	—	13,844
Class C	9,431,151	1,315,333	2,976,717	4,360	168,933
Class R	85,634	7,422	11,916	479	1,227
Transfer agent fees	3,069,364	484,967	1,251,890	20,335	85,016
Printing and mailing fees	514,419	78,274	199,683	7,534	17,732
Financial accounting fees	321,514	48,115	144,622	2,129	9,391
Accounting fees	165,414	46,386	87,076	18,448	26,570
Legal fees	135,382	49,699	67,993	7,810	15,238
Trustees’ fees and officer compensation	148,956	31,863	75,227	9,713	15,430
Registration fees	114,860	79,261	106,597	3,826	60,655
Audit fees	117,149	26,524	56,058	9,891	12,450
Custodian fees	66,012	47,569	32,503	13,406	7,519
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs	—	—	—	94,304	—
Other	281,648	91,988	92,377	5,035	17,105
Total expenses	36,472,720	6,829,519	15,223,600	370,444	1,023,286
Less expense reductions	—	—	—	(146,091)	(182,350)
Net expenses	36,472,720	6,829,519	15,223,600	224,353	840,936
NET INVESTMENT INCOME (LOSS)	46,228,173	4,310,404	30,651,934	313,511	1,927,173

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	161,733,672	6,558,794	44,038,843	(512,564)	1,517,396
Purchased options	3,108,166	(3,886,896)	8,230,058	(101,662)	—
Foreign currency transactions	2,753,607	110,211	2,066,631	(7,922)	—
Written options	—	—	(3,325,047)	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(118,597,220)	(837,766)	(108,498,200)	(495,185)	(1,763,674)
Purchased options	(5,055,156)	1,481,606	(13,197,161)	(84,971)	—
Foreign currency translations	(85,756)	(39,150)	(61,656)	(557)	—
Written options	—	—	(344,591)	—	—
Short positions	—	—	—	—	—
NET GAIN (LOSS)	43,857,313	3,386,799	(71,091,123)	(1,202,861)	(246,278)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$90,085,486	$7,697,203	$(40,439,189)	$(889,350)	$1,680,895

(a)	Global Convertible Fund commenced operations on December 31, 2014.

142	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2015

	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND(a)	LONG/SHORT FUND
INVESTMENT INCOME
Interest	$7,808,614	$67,767,108	$—	$12
Dividends	192,907	43,749,823	185,062	893,174
Securities lending income	38,464	459,205	—	35,506
Dividend taxes withheld	—	—	—	—
Total investment income	8,039,985	111,976,136	185,062	928,692

EXPENSES
Investment advisory fees	1,002,846	26,703,153	68,399	1,303,642
Distribution fees
Class A	213,617	2,923,246	11,343	90,341
Class B	12,747	31,552	—	—
Class C	248,680	3,415,458	830	61,090
Class R	844	40,924	416	549
Transfer agent fees	147,668	4,846,819	7,865	87,911
Printing and mailing fees	34,563	685,181	3,748	26,179
Financial accounting fees	15,400	459,908	1,051	12,012
Accounting fees	30,797	301,700	30,559	21,886
Legal fees	19,614	203,561	7,754	16,492
Trustees’ fees and officer compensation	18,098	213,962	9,128	17,282
Registration fees	64,210	200,794	3,235	63,747
Audit fees	15,061	153,314	9,317	12,184
Custodian fees	9,911	150,882	16,248	17,057
Dividend or interest expense on short positions	—	4,758,524	—	508,054
Offering costs	—	—	94,304	—
Other	21,933	295,663	3,996	11,704
Total expenses	1,855,989	45,384,641	268,193	2,250,130
Less expense reductions	—	—	(164,400)	—
Net expenses	1,855,989	45,384,641	103,793	2,250,130
NET INVESTMENT INCOME (LOSS)	6,183,996	66,591,495	81,269	(1,321,438)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(2,354,906)	106,001,543	159,791	3,901,820
Purchased options	—	(76,797,908)	(303,459)	(560,492)
Foreign currency transactions	—	(57,149)	—	(765)
Written options	—	20,863,497	448,411	681,896
Short positions	—	(17,445,221)	—	(1,649,161)
Change in net unrealized appreciation/(depreciation) on:
Investments	(8,869,137)	(73,553,310)	(92,204)	(819,655)
Purchased options	—	(10,941,806)	(76,298)	(470,871)
Foreign currency translations	—	494,926	—	145,726
Written options	—	23,065,532	(115,871)	253,208
Short positions	—	29,803,550	—	(99,083)
NET GAIN (LOSS)	(11,224,043)	1,433,654	20,370	1,382,623
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,040,047)	$68,025,149	$101,639	$61,185

(a)	Hedged Equity Income Fund commenced operations December 31, 2014.

See accompanying Notes to Financial Statements	www.calamos.com	143

Statements of Changes in Net Assets

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$(10,420,857)	$(22,580,354)	$1,075,070	$1,286,323	$(30,596)	$(213,187)
Net realized gain (loss)	700,082,597	737,769,087	5,669,145	7,981,689	11,279,851	10,204,758
Change in unrealized appreciation/(depreciation)	(481,070,138)	(210,834,316)	(8,618,225)	(1,359,198)	(7,947,702)	(2,530,005)
Net increase (decrease) in net assets resulting from operations	208,591,602	504,354,417	(1,874,010)	7,908,814	3,301,553	7,461,566

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(502,337)	(694,484)	—	(29,408)
Class B	—	—	—	(1,818)	—	—
Class C	—	—	(17,709)	(65,180)	—	—
Class I	—	—	(360,195)	(250,952)	—	(92,898)
Class R	—	—	(1,193)	(929)	—	—
Net realized gains
Class A	(334,486,301)	(558,239,074)	(3,570,562)	(5,427,315)	(1,885,461)	—
Class B	(6,995,647)	(20,551,728)	(22,490)	(79,512)	(44,044)	—
Class C	(223,372,174)	(313,752,235)	(636,667)	(748,482)	(1,433,556)	—
Class I	(134,935,100)	(229,597,726)	(1,911,869)	(1,585,880)	(2,877,179)	—
Class R	(2,037,555)	(2,670,144)	(10,016)	(9,466)	(20,196)	—
Return of capital
Class A	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(701,826,777)	(1,124,810,907)	(7,033,038)	(8,864,018)	(6,260,436)	(122,306)

CAPITAL SHARE TRANSACTIONS	(265,115,865)	(336,219,913)	(21,672,940)	(7,595,737)	3,138,780	(8,868,607)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(758,351,040)	(956,676,403)	(30,579,988)	(8,550,941)	179,897	(1,529,347)

NET ASSETS
Beginning of year	$3,484,476,428	$4,441,152,831	$101,021,429	$109,572,370	$64,627,071	$66,156,418
End of year	2,726,125,388	3,484,476,428	70,441,441	101,021,429	64,806,968	64,627,071
Undistributed net investment income (loss)	$3,252,978	$2,931,804	$939,752	$767,901	$(2,527)	$53,531

144	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$(504,740)	$(519,564)	$558,079	$1,368,926	$(138,205)	$(218,150)
Net realized gain (loss)	1,445,056	6,704,516	409,584	372,679	1,951,972	(304,230)
Change in unrealized appreciation/(depreciation)	(2,781,869)	(740,542)	(814,426)	462,096	(2,881,280)	2,351,400
Net increase (decrease) in net assets resulting from operations	(1,841,553)	5,444,410	153,237	2,203,701	(1,067,513)	1,829,020

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(362,247)	(476,475)	—	(4,021)
Class B	—	—	—	—	—	—
Class C	—	—	(4,913)	(3,693)	—	—
Class I	—	—	(114,838)	(155,141)	—	(4,014)
Class R	—	—	(1,440)	(1,592)	—	—
Net realized gains
Class A	(2,749,737)	(4,234,941)	(319,688)	(64,701)	—	(1,526)
Class B	(162,339)	(232,562)	—	—	—	—
Class C	(244,678)	(375,617)	(4,968)	(729)	—	(12)
Class I	(970,172)	(1,398,357)	(96,682)	(19,232)	—	(574)
Class R	(171,966)	(251,178)	(1,326)	(258)	—	(8)
Return of capital
Class A	—	—	—	—	—	(11)
Class I	—	—	—	—	—	(11)
Total distributions	(4,298,892)	(6,492,655)	(906,102)	(721,821)	—	(10,177)

CAPITAL SHARE TRANSACTIONS	(3,221,495)	863,360	56,928	1,565,128	(24,075,227)	25,159,893
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,361,940)	(184,885)	(695,937)	3,047,008	(25,142,740)	26,978,736

NET ASSETS
Beginning of year	$47,574,609	$47,759,494	$36,911,827	$33,864,819	$47,538,433	$20,559,697
End of year	38,212,669	47,574,609	36,215,890	36,911,827	22,395,693	47,538,433
Undistributed net investment income (loss)	$(81,920)	$(72,068)	$784,712	$676,468	$38,352	$31,143

See accompanying Notes to Financial Statements	www.calamos.com	145

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2015	PERIOD ENDED OCTOBER 31, 2014*
OPERATIONS
Net investment income (loss)	$4,024,234	$4,163,624	$1,596,363	$3,139,061	$7,270	$41,684
Net realized gain (loss)	3,300,529	95,194,298	(8,984,725)	12,761,694	(747,001)	(304,414)
Change in unrealized appreciation/(depreciation)	(44,925)	(90,456,725)	(53,648,236)	(23,918,187)	(1,346,822)	8,222
Net increase (decrease) in net assets resulting from operations	7,279,838	8,901,197	(61,036,598)	(8,017,432)	(2,086,553)	(254,508)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(1,474,327)	(307,098)	(102,330)	(41,566)	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	(3,174,460)	(2,034,145)	(923,825)	(61,523)	—
Class R	—	(40,645)	—	—	(156)	—
Net realized gains
Class A	(26,448,259)	—	(3,433,350)	(1,437,516)	—	—
Class B	(242,569)	—	(13,442)	(14,719)	—	—
Class C	(6,563,935)	—	(1,003,187)	(311,938)	—	—
Class I	(43,201,700)	—	(8,919,021)	(2,656,170)	—	—
Class R	(1,648,974)	—	(32,328)	(15,858)	—	—
Return of capital
Class A	—	—	(40)	—	—	—
Class I	—	—	(265)	—	—	—
Total distributions	(78,105,437)	(4,689,432)	(15,742,876)	(5,462,356)	(103,245)	—

CAPITAL SHARE TRANSACTIONS	(63,351,312)	(183,336,549)	(62,269,319)	151,229,636	296,005	15,701,737
TOTAL INCREASE (DECREASE) IN NET ASSETS	(134,176,911)	(179,124,784)	(139,048,793)	137,749,848	(1,893,793)	15,447,229

NET ASSETS
Beginning of year	$741,593,280	$920,718,064	$651,563,322	$513,813,474	$15,447,229	$—
End of year	607,416,369	741,593,280	512,514,529	651,563,322	13,553,436	15,447,229
Undistributed net investment income (loss)	$(166,818)	$(129,196)	$(688,762)	$675,500	$(3,798)	$84,898

*	Emerging Market Equity commenced operations on December 31, 2013.

146	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$46,559	$(246,342)	$46,228,173	$50,472,535	$4,310,404	$4,959,034
Net realized gain (loss)	6,071,551	59,594,689	167,595,445	330,742,423	2,782,109	82,182,781
Change in unrealized appreciation/(depreciation)	4,546,704	(38,674,942)	(123,738,132)	(72,957,107)	604,690	(59,103,330)
Net increase (decrease) in net assets resulting from operations	10,664,814	20,673,405	90,085,486	308,257,851	7,697,203	28,038,485

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(849,768)	(32,298,585)	(34,093,049)	(549,399)	(4,854,837)
Class B	—	—	(167,830)	(560,141)	—	(125,709)
Class C	—	—	(18,307,365)	(10,751,288)	—	(2,971,428)
Class I	—	(1,047,636)	(18,901,076)	(17,953,025)	(1,008,993)	(6,086,968)
Class R	—	(44,278)	(415,706)	(387,064)	(3,985)	(34,861)
Net realized gains
Class A	(16,689,799)	(2,386,305)	(136,678,722)	(138,834,231)	(23,384,613)	(29,539,610)
Class B	(228,886)	(51,337)	(1,585,363)	(3,497,795)	(715,924)	(1,441,922)
Class C	(5,599,563)	(613,953)	(105,660,707)	(95,532,118)	(26,044,532)	(28,499,801)
Class I	(18,756,109)	(2,063,076)	(73,482,783)	(58,434,064)	(27,529,458)	(33,164,954)
Class R	(1,686,163)	(168,513)	(1,953,757)	(1,980,893)	(278,726)	(244,791)
Return of capital
Class A	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(42,960,520)	(7,224,866)	(389,451,894)	(362,023,668)	(79,515,630)	(106,964,881)

CAPITAL SHARE TRANSACTIONS	(3,109,157)	(195,729,870)	(155,916,630)	(341,313,573)	(33,583,373)	(76,063,619)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,404,863)	(182,281,331)	(455,283,038)	(395,079,390)	(105,401,800)	(154,990,015)

NET ASSETS
Beginning of year	$227,794,868	$410,076,199	$3,052,304,221	$3,447,383,611	$486,265,013	$641,255,028
End of year	192,390,005	227,794,868	2,597,021,183	3,052,304,221	380,863,213	486,265,013
Undistributed net investment income (loss)	$139,529	$219,926	$6,110,507	$(10,810,394)	$(616,105)	$433,602

See accompanying Notes to Financial Statements	www.calamos.com	147

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	PERIOD ENDED OCTOBER 31, 2015[1]	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$30,651,934	$27,815,452	$313,511	$1,927,173	$2,963,974
Net realized gain (loss)	51,010,485	77,664,106	(622,148)	1,517,396	2,266,974
Change in unrealized appreciation/(depreciation)	(122,101,608)	(568,367)	(580,713)	(1,763,674)	(761,956)
Net increase (decrease) in net assets resulting from operations	(40,439,189)	104,911,191	(889,350)	1,680,895	4,468,992

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(14,689,931)	(20,564,576)	(73,599)	(1,340,474)	(3,992,366)
Class B	(125,993)	(178,661)	—	(27,355)	(178,947)
Class C	(7,505,842)	(8,351,790)	(4,384)	(326,886)	(954,511)
Class I	(19,045,320)	(19,867,745)	(171,040)	(391,067)	(1,623,053)
Class R	(72,044)	(100,499)	(999)	(5,871)	(51,821)
Net realized gains
Class A	(22,983,932)	(34,701,406)	—	(670,900)	(339,398)
Class B	(361,425)	(629,103)	—	(19,196)	(19,414)
Class C	(15,095,422)	(22,464,315)	—	(203,184)	(97,491)
Class I	(27,856,761)	(26,235,143)	—	(144,935)	(165,178)
Class R	(115,733)	(184,985)	—	(2,543)	(6,611)
Return of capital
Class A	—	—	—	—	—
Class I	—	—	—	—	—
Total distributions	(107,852,403)	(133,278,223)	(250,022)	(3,132,411)	(7,428,790)

CAPITAL SHARE TRANSACTIONS	(111,866,169)	198,930,703	46,192,838	(13,888,090)	(64,806,114)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(260,157,761)	170,563,671	45,053,466	(15,339,606)	(67,765,912)

NET ASSETS
Beginning of year	$1,374,956,765	$1,204,393,094	$—	$100,564,534	$168,330,446
End of year	1,114,799,004	1,374,956,765	45,053,466	85,224,928	100,564,534
Undistributed net investment income (loss)	$2,518,253	$(5,888,626)	$125,162	$(221,621)	$(105,741)

1	Global Convertible Fund commenced operations on December 31, 2014.

148	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014	PERIOD ENDED OCTOBER 31, 2015[2]
OPERATIONS
Net investment income (loss)	$6,183,996	$11,488,380	$66,591,495	$47,166,282	$81,269
Net realized gain (loss)	(2,354,906)	8,261,670	32,564,762	55,651,180	304,743
Change in unrealized appreciation/(depreciation)	(8,869,137)	(7,253,066)	(31,131,108)	16,433,656	(284,373)
Net increase (decrease) in net assets resulting from operations	(5,040,047)	12,496,984	68,025,149	119,251,118	101,639

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(4,302,176)	(10,016,160)	(10,660,238)	(13,925,582)	(36,766)
Class B	(53,176)	(121,002)	(2,151)	(12,236)	—
Class C	(1,034,441)	(1,481,953)	(686,837)	(884,774)	(289)
Class I	(1,191,751)	(1,489,891)	(29,673,184)	(23,624,478)	(42,418)
Class R	(8,290)	(10,433)	(55,036)	(45,966)	(538)
Net realized gains
Class A	(2,495,790)	(3,754,356)	(12,913,256)	(27,945,831)	—
Class B	(45,543)	(59,311)	(39,864)	(154,437)	—
Class C	(687,431)	(619,759)	(3,594,843)	(5,789,060)	—
Class I	(615,285)	(470,722)	(27,320,322)	(32,685,336)	—
Class R	(4,908)	(3,752)	(86,045)	(106,077)	—
Return of capital
Class A	(52)	—	—	—	—
Class B	(1)	—	—	—	—
Class C	(12)	—	—	—	—
Class I	(14)	—	—	—	—
Total distributions	(10,438,870)	(18,027,339)	(85,031,776)	(105,173,777)	(80,011)

CAPITAL SHARE TRANSACTIONS	(62,313,822)	(70,303,582)	(390,222,854)	939,297,704	11,366,283
TOTAL INCREASE (DECREASE) IN NET ASSETS	(77,792,739)	(75,833,937)	(407,229,481)	953,375,045	11,387,911

NET ASSETS
Beginning of year	$188,737,434	$264,571,371	$4,185,796,384	$3,232,421,339	$—
End of year	110,944,695	188,737,434	3,778,566,903	4,185,796,384	11,387,911
Undistributed net investment income (loss)	$(70,865)	$143,756	$2,892,300	$1,649,906	$58,700

2	Hedged Equity Income Fund commenced operations December 31, 2014.

See accompanying Notes to Financial Statements	www.calamos.com	149

Statements of Changes in Net Assets

	LONG/SHORT FUND
	YEAR ENDED OCTOBER 31, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$(1,321,438)	$(677,764)
Net realized gain (loss)	2,373,298	2,296,374
Change in unrealized appreciation/(depreciation)	(990,675)	2,569,782
Net increase (decrease) in net assets resulting from operations	61,185	4,188,392

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(193,717)
Class B	—	—
Class C	—	(7,374)
Class I	—	(248,363)
Class R	—	(590)
Net realized gains
Class A	(470,012)	(49,216)
Class B	—	—
Class C	(77,702)	(2,181)
Class I	(935,646)	(104,959)
Class R	(1,308)	(294)
Return of capital
Class A	—	—
Class I	—	—
Total distributions	(1,484,668)	(606,694)

CAPITAL SHARE TRANSACTIONS	(45,663,152)	80,215,423
TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,086,635)	83,797,121

NET ASSETS
Beginning of year	$129,973,897	$46,176,776
End of year	82,887,262	129,973,897
Undistributed net investment income (loss)	$388,411	$93,080

150	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of nineteen series, Growth Fund, Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Global Convertible Fund (commenced operations on December 31, 2014), Total Return Bond Fund, High Income Fund, Market Neutral Income Fund, Hedged Equity Income Fund (commenced operations on December 31, 2014) and Long/Short Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

www.calamos.com	151

Notes to Financial Statements

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day Fund share activity.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

152	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2011 – 2014 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2011.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, EMERGING MARKET GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, FOCUS GROWTH FUND, DIVIDEND GROWTH FUND, MID CAP GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY INCOME FUND ANNUAL RATE	LONG/SHORT FUND ANNUAL RATE	DISCOVERY GROWTH FUND ANNUAL RATE
First $500 million	0.85%	0.75%	1.25%	1.00%

Next $500 million	0.80%	0.70%	1.20%	0.90%

Over $1 billion	0.75%	0.65%	1.15%	0.80%

Pursuant to an investment advisory agreement with Calamos Advisors, Global Convertible Fund and Hedged Equity Income Fund each pay a monthly investment advisory fee based on the average daily net assets of the each Fund at the annual rate of 0.85% and 0.75%, respectively.

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases themanagement fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

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Notes to Financial Statements

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund).Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Opportunistic Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Focus Growth Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Discovery Growth Fund	1.50%	2.25%	2.25%	1.25%	1.75%
Dividend Growth Fund	1.35%	—	2.10%	1.10%	1.60%
Mid Cap Growth Fund	1.25%	—	2.00%	1.00%	1.50%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Emerging Market Equity Fund	1.75%	—	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Convertible Fund	1.35%	—	2.10%	1.10%	1.60%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Hedged Equity Income Fund	1.25%	—	2.00%	1.00%	1.50%
Long/Short Fund	2.00%	—	2.75%	1.75%	2.25%

154	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

These agreements are binding on Calamos Advisors through March 1, 2017.

For the year or period ended October 31, 2015, the Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Opportunistic Value Fund	$346,715
Focus Growth Fund	277,905
Discovery Growth Fund	62,400
Dividend Growth Fund	125,312
Mid Cap Growth Fund	172,915
Emerging Market Equity Fund	112,709
Global Convertible Fund	146,091
Total Return Bond Fund	182,350
Hedged Equity Income Fund	164,400

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the year or period ended October 31, 2015, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$93,981
Opportunistic Value Fund	2,842
Focus Growth Fund	3,202
Discovery Growth Fund	4,042
Dividend Growth Fund	672
Mid Cap Growth Fund	279
International Growth Fund	9,959
Evolving World Growth Fund	14,429
Emerging Market Equity Fund	61
Global Equity Fund	5,666
Growth and Income Fund	89,402
Global Growth and Income Fund	7,565
Convertible Fund	94,218
Global Convertible Fund	4,531
Total Return Bond Fund	2,360
High Income Fund	4,660
Market Neutral Income Fund	73,047
Hedged Equity Income Fund	440
Long/Short Fund	3,566

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp.

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Notes to Financial Statements

The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust.

As of October 31, 2015, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Discovery Growth Fund	59%
Emerging Market Equity Fund	89
Hedged Equity Income Fund	89

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At October 31, 2015, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$799,827
Opportunistic Value Fund	98,432
Focus Growth Fund	91,053
Discovery Growth Fund	36,119
Dividend Growth Fund	9,550
Mid Cap Growth Fund	9,592
International Growth Fund	101,020
Evolving World Growth Fund	59,138
Emerging Market Equity Fund	8,151
Global Equity Fund	66,552
Growth and Income Fund	411,990
Global Growth and Income Fund	160,953
Convertible Fund	217,076
Global Convertible Fund	757
Total Return Bond Fund	68,251
High Income Fund	109,888
Market Neutral Income Fund	228,647
Hedged Equity Income Fund	742
Long/Short Fund	10,579

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at October 31, 2015.

156	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year or period ended October 31, 2015 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$0	$1,776,438,277	$0	$2,803,803,172
Opportunistic Value Fund	0	107,911,601	0	137,971,849
Focus Growth Fund	0	92,484,600	0	99,384,937
Discovery Growth Fund	0	33,737,005	0	41,391,668
Dividend Growth Fund	0	33,999,326	0	35,326,067
Mid Cap Growth Fund	0	28,125,835	0	50,217,838
International Growth Fund	0	423,662,966	0	551,602,149
Evolving World Growth Fund	0	328,473,981	0	380,563,526
Emerging Market Equity Fund	0	10,363,855	0	10,227,899
Global Equity Fund	0	85,466,586	0	132,188,385
Growth and Income Fund	0	633,165,417	0	1,116,222,074
Global Growth and Income Fund	0	221,049,275	0	339,661,458
Convertible Fund	0	756,099,370	0	978,083,449
Global Convertible Fund	0	45,461,603	0	5,181,369
Total Return Bond Fund	24,783,570	39,384,441	16,294,896	62,202,321
High Income Fund	0	84,992,721	0	147,834,988
Market Neutral Income Fund	0	1,792,845,073	0	2,208,784,203
Hedged Equity Income Fund	0	14,264,332	0	2,888,324
Long/Short Fund	0	155,243,076	0	185,656,236

The following information is presented on a federal income tax basis as of October 31, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments (excluding Investments of Collateral for Securities on Loan) for federal income tax purposes at October 31, 2015 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$2,243,139,055	$668,374,840	$(126,037,914)	$542,336,926
Opportunistic Value Fund	71,240,842	3,749,766	(3,343,275)	406,491
Focus Growth Fund	59,945,242	9,466,206	(2,860,104)	6,606,102
Discovery Growth Fund	41,200,132	3,229,368	(4,233,872)	(1,004,504)
Dividend Growth Fund	37,445,036	2,609,680	(1,183,504)	1,426,176
Mid Cap Growth Fund	22,639,902	1,809,337	(2,098,940)	(289,603)
International Growth Fund	569,374,742	57,506,257	(16,861,336)	40,644,921
Evolving World Growth Fund	556,125,914	28,997,856	(60,787,654)	(31,789,798)
Emerging Market Equity Fund	15,249,885	566,382	(1,967,134)	(1,400,752)
Global Equity Fund	159,466,712	37,284,381	(3,994,486)	33,289,895
Growth and Income Fund	2,246,907,991	461,082,649	(64,219,352)	396,863,297
Global Growth and Income Fund	359,189,892	36,896,104	(10,854,388)	26,041,716
Convertible Fund	1,154,264,179	79,339,966	(46,929,101)	32,410,865
Global Convertible Fund	46,854,276	1,212,760	(1,775,679)	(562,919)
Total Return Bond Fund	85,084,618	1,256,956	(362,798)	894,158
High Income Fund	125,806,920	1,295,884	(7,942,451)	(6,646,567)
Market Neutral Income Fund	3,809,684,365	316,575,196	(201,869,086)	114,706,110
Hedged Equity Income Fund	11,612,316	572,471	(534,902)	37,569
Long/Short Fund	76,655,445	5,917,523	(1,054,225)	4,863,298

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Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year or period ended October 31, 2015, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	ACCUMULATED UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Growth Fund	$—	$10,742,031	$(10,742,031)
Opportunistic Value Fund	1,896,288	(21,785)	(1,874,503)
Focus Growth Fund	763,708	(25,462)	(738,246)
Discovery Growth Fund	595,047	494,888	(1,089,935)
Dividend Growth Fund	213,331	33,603	(246,934)
Mid Cap Growth Fund	520,069	145,414	(665,483)
International Growth Fund	6,579,583	(4,061,856)	(2,517,727)
Evolving World Growth Fund	832,805	(619,077)	(213,728)
Emerging Market Equity Fund	(10,686)	7,279	3,407
Global Equity Fund	3,240,002	(126,956)	(3,113,046)
Growth and Income Fund	23,696,288	40,783,290	(64,479,578)
Global Growth and Income Fund	1,916,986	(3,797,734)	1,880,748
Convertible Fund	15,004,597	19,194,075	(34,198,672)
Global Convertible Fund	(58,462)	61,673	(3,211)
Total Return Bond Fund	269,267	48,600	(317,867)
High Income Fund	(79)	191,296	(191,217)
Market Neutral Income Fund	—	(24,271,655)	24,271,655
Hedged Equity Income Fund	(57,967)	57,442	525
Long/Short Fund	(526,393)	1,616,769	(1,090,376)

Distributions were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2015			YEAR ENDED OCTOBER 31, 2014
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Growth Fund	$43,628,514	$658,198,263	$—	$79,113,077	$1,060,626,877
Opportunistic Value Fund	3,300,466	5,628,860	—	10,604,683	623,975
Focus Growth Fund	699,192	6,324,952	—	122,306	1,440,806
Discovery Growth Fund	3,506,654	1,387,285	—	6,210,626	2,324,459
Dividend Growth Fund	708,545	425,268	—	911,944	15,524
Mid Cap Growth Fund	89,775	430,294	—	10,155	—
International Growth Fund	4,483,595	81,175,387	—	10,696,527	9,283,676
Evolving World Growth Fund	4,180,685	13,401,328	305	3,764,079	4,436,201
Emerging Market Equity Fund	135,893	—	—	21,107	—
Global Equity Fund	86,829	46,113,693	—	13,254,469	10,186,933
Growth and Income Fund	74,992,764	338,155,535	—	98,856,736	298,279,101
Global Growth and Income Fund	6,779,009	75,623,881	—	17,007,473	95,810,958
Convertible Fund	41,439,130	81,417,870	—	79,171,467	61,609,167
Global Convertible Fund	250,022	—	—	—	—
Total Return Bond Fund	2,389,361	1,075,895	—	7,177,416	964,750
High Income Fund	6,589,834	3,848,957	79	14,081,921	6,259,012
Market Neutral Income Fund	46,850,427	38,181,349	—	38,933,008	66,724,661
Hedged Equity Income Fund	80,011	495	—	—	—
Long/Short Fund	1,014,940	619,822	—	772,392	—

158	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

As of October 31, 2015, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$78,154,909	$1,654,120	$—	$—	$—
Undistributed capital gains	612,158,769	3,132,258	10,614,820	374,108	948,389

Total undistributed earnings	690,313,678	4,786,378	10,614,820	374,108	948,389
Accumulated capital and other losses	—	—	—	—	—
Net unrealized gains/(losses)	542,210,041	406,491	6,601,799	(1,004,504)	1,426,176

Total accumulated earnings/(losses)	1,232,523,719	5,192,869	17,216,619	(630,396)	2,374,565
Other	(598,585)	(92,330)	(86,070)	(81,920)	(9,917)
Paid-in-capital	1,494,200,254	65,340,902	47,676,419	38,924,985	33,851,242

Total	$2,726,125,388	$70,441,441	$64,806,968	$38,212,669	$36,215,890

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
Undistributed ordinary income	$—	$—	$1,211,430	$44,929	$—
Undistributed capital gains	993,112	782,742	—	—	3,134,382

Total undistributed earnings	993,112	782,742	1,211,430	44,929	3,134,382
Accumulated capital and other losses	—	—	(9,634,517)	(1,014,807)	—
Net unrealized gains/(losses)	(289,603)	40,653,788	(31,914,678)	(1,401,152)	33,313,411

Total accumulated earnings/(losses)	703,509	41,436,530	(40,337,765)	(2,371,030)	36,447,793
Other	(9,963)	(166,818)	(200,527)	(8,445)	(95,631)
Paid-in-capital	21,702,147	566,146,657	553,052,821	15,932,911	156,037,843

Total	$22,395,693	$607,416,369	$512,514,529	$13,553,436	$192,390,005

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income	$16,328,591	$—	$10,725,307	$177,840	$—
Undistributed capital gains	106,436,170	4,722,926	16,875,147	—	1,113,807

Total undistributed earnings	122,764,761	4,722,926	27,600,454	177,840	1,113,807
Accumulated capital and other losses	—	—	—	(694,485)	—
Net unrealized gains/(losses)	396,867,882	26,016,342	32,430,475	(563,476)	894,158

Total accumulated earnings/(losses)	519,632,643	30,739,268	60,030,929	(1,080,121)	2,007,965
Other	(386,119)	(289,346)	(221,041)	(789)	(221,621)
Paid-in-capital	2,077,774,659	350,413,291	1,054,989,116	46,134,376	83,438,584

Total	$2,597,021,183	$380,863,213	$1,114,799,004	$45,053,466	$85,224,928

	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME	LONG/SHORT FUND
Undistributed ordinary income	$33,547	$25,227,066	$59,473	$—
Undistributed capital gains	—	38,744,165	99,197	—

Total undistributed earnings	33,547	63,971,231	158,670	—
Accumulated capital and other losses	(2,818,255)	—	—	—
Net unrealized gains/(losses)	(6,646,567)	50,260,510	(78,302)	3,503,532

Total accumulated earnings/(losses)	(9,431,275)	114,231,741	80,368	3,503,532
Other	(104,412)	(25,268,460)	(773)	(9,779)
Paid-in-capital	120,480,382	3,689,603,622	11,308,316	79,393,509

Total	$110,944,695	$3,778,566,903	$11,387,911	$82,887,262

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Notes to Financial Statements

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

In addition, the funds below had post-Act capital losses as follows:

FUND	Short-Term	Long-Term
Evolving World Growth Fund	$(9,634,517)	$—
Emerging Market Equity Fund	(995,308)	(19,499)
High Income Fund	(710,030)	(2,108,225)

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of October 31, 2015, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price.

160	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2015, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the year or period ended October 31, 2015, the Fund had the following transactions in options written:

	GROWTH FUND		OPPORTUNISTIC VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	2,550	$640,838	145	$76,856
Option written	2,270	495,099	36	27,386
Options closed	(2,550)	(640,838)	(22)	(17,434)
Options exercised	—	—	(159)	(86,808)
Options expired	(2,270)	(495,099)	—	—

Options outstanding at October 31, 2015	—	$—	—	$—

	FOCUS GROWTH FUND		DIVIDEND GROWTH FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	—	$—	50	$26,499
Option written	1,627	190,176	20	15,212
Options closed	(1,283)	(126,868)	(10)	(8,104)
Options exercised	—	—	(60)	(33,607)
Options expired	(344)	(63,308)	—	—

Options outstanding at October 31, 2015	—	$—	—	$—

	MID CAP GROWTH FUND		EVOLVING WORLD GROWTH FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	—	$—	—	$—
Option written	31	6,761	2,475	315,268
Options closed	—	—	(2,075)	(132,223)
Options exercised	—	—	—	—
Options expired	(31)	(6,761)	(400)	(183,045)

Options outstanding at October 31, 2015	—	$—	—	$—

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Notes to Financial Statements

	EMERGING MARKET EQUITY FUND		GLOBAL EQUITY FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	—	$—	—	$—
Option written	81	10,007	1,910	242,309
Options closed	(71)	(5,431)	(1,800)	(132,225)
Options exercised	—	—	—	—
Options expired	(10)	(4,576)	(110)	(110,084)

Options outstanding at October 31, 2015	—	$—	—	$—

	CONVERTIBLE FUND		MARKET NEUTRAL INCOME FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	5,700	$558,341	13,621	$15,221,159
Option written	3,070	1,206,121	162,302	241,920,424
Options closed	(5,920)	(1,485,291)	(120,657)	(190,350,178)
Options exercised	—	—	(9,493)	(10,427,280)
Options expired	(2,850)	(279,171)	(25,768)	(7,946,604)

Options outstanding at October 31, 2015	—	$—	20,005	$48,417,521

	HEDGED EQUITY INCOME FUND		LONG/SHORT FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	—	$—	1,130	$93,846
Option written	575	1,226,575	24,713	2,693,490
Options closed	(462)	(943,545)	(10,493)	(1,324,246)
Options exercised	(27)	(56,164)	(2,939)	(432,937)
Options expired	(32)	(38,827)	(5,372)	(550,355)

Options outstanding at October 31, 2015	54	$188,039	7,039	$479,798

As of October 31, 2015, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$1,046	$125,303

	$1,046	$125,303

	FOCUS GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$4,303

	$—	$4,303

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$136,404	$80,636

	$136,404	$80,636

162	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$154,560	$53,574
Purchased Options(2)	38,000	—

	$192,560	$53,574

	EMERGING MARKET EQUITY FUND
Gross amounts at fair value:
Purchased Options(2)	$1,200	$—

	$1,200	$—

	GLOBAL EQUITY FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$34,477	$3,541

	$34,477	$3,541

	GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$4,585	$—

	$4,585	$—

	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:
Purchased Options(2)	$532,228	$—

	$532,228	$—

	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$22,361	$1,189
Purchased Options(2)	3,223,300	—

	$3,245,661	$1,189

	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased Options(2)	$491,959	$—

	$491,959	$—

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Purchased Options(2)	$13,670,213	$—
Written Options(3)	—	61,843,175

	$13,670,213	$61,843,175

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Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	HEDGED EQUITY INCOME FUND
Gross amounts at fair value:
Purchased Options(2)	$29,955	$—
Written Options(3)	—	303,910

	$29,955	$303,910

	LONG/SHORT FUND
Gross amounts at fair value:
Written Options(3)	$243,750	$205,943

	$243,750	$205,943

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$—	$37,766	$—	$—	$37,766
Northern Trust Company	ISDA	1,046	87,537	—	—	86,491

		$1,046	$125,303	$—	$—	$124,257

FOCUS GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$—	$1,296	$—	$—	$1,296
Northern Trust Company	ISDA	—	3,007	—	—	3,007

		$—	$4,303	$—	$—	$4,303

INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of America N.A.	ISDA	$—	$73,997	$—	$—	$73,997
Brown Brothers Harriman & Company	ISDA	136,404	—	—	136,404	—
Citibank N.A.	ISDA	—	6,639	—	—	6,639

		$136,404	$80,636	$—	$136,404	$80,636

EVOLVING WORLD GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Brown Brothers Harriman & Company	ISDA	$154,560	$8,226	$—	$146,334	$—
JPMorgan Chase Bank N.A.	ISDA	—	2,373	—	—	2,373
Northern Trust Company	ISDA	—	42,975	—	—	42,975

		$154,560	$53,574	$—	$146,334	$45,348

164	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GLOBAL EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Brown Brothers Harriman & Company	ISDA	$34,477	$3,541	$—	$30,936	$—

		$34,477	$3,541	$—	$30,936	$—

GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$4,585	$—	$—	$4,585	$—

		$4,585	$—	$—	$4,585	$—

CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Brown Brothers Harriman & Company	ISDA	$22,361	$—	$—	$22,361	$—
Northern Trust Company	ISDA	—	1,189	—	—	1,189

		$22,361	$1,189	$—	$22,361	$1,189

For the year ended October 31, 2015, the volume of derivative activity for the Funds is reflected below:*

	DERIVATIVE TYPE
	FORWARD CONTRACTS(1)	OPTION PURCHASED(2)	OPTIONS WRITTEN(3)
Growth Fund	411,457,638	—	2,270
Opportunistic Value Fund	—	5,375	36
Focus Growth Fund	13,718,872	935	1,627
Dividend Growth Fund	—	2,005	20
Mid Cap Growth Fund	4,228,221	—	31
International Growth Fund	706,675,828	3,006	—
Evolving World Growth Fund	633,001,179	10,794	2,475
Emerging Market Equity Fund	45,185	347	81
Global Equity Fund	102,484,427	2,538	1,910
Growth and Income Fund	67,147,958	—	—
Global Growth and Income Fund	71,488,880	19,306	—
Convertible Fund	78,359,532	55,310	3,070
Global Convertible Fund	—	2,851	—
Market Neutral Income Fund	—	157,525	162,302
Hedged Equity Income Fund	—	736	575
Long/Short Fund	—	23,356	24,713

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities.

(3)	Generally, the Statement of Assets and Liabilities location for Options written is Options written, at value.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an

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Notes to Financial Statements

additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

At October 31, 2015, securities were on loan for the Funds below:

FUND	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND THE CORRESPONDING LIABILITY
Growth Fund	$60,208,953	$61,934,184
Opportunistic Value Fund	198,101	201,706
Focus Growth Fund	1,570,670	1,636,749
Discovery Growth Fund	1,722,168	1,781,915
Dividend Growth Fund	169,524	173,910
Mid Cap Growth Fund	374,035	391,484
International Growth Fund	7,792,940	9,395,436
Evolving World Growth Fund	12,015,689	12,602,929
Emerging Market Equity Fund	166,310	175,642
Global Equity Fund	—	—
Growth and Income Fund	64,015,279	65,174,670
Global Growth and Income Fund	5,963,256	5,990,321
Convertible Fund	73,339,639	74,432,401
Global Convertible Fund	612,447	623,665
Total Return Bond Fund	262,436	273,006
High Income Fund	6,436,349	6,677,692
Market Neutral Income Fund	104,731,344	106,887,004
Hedged Equity Income Fund	—	—
Long/Short Fund	177,594	241,528

Note 8 – Fair Value Measurement

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

166	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$2,536,476,693	$—	$—	$2,536,476,693
Common Stocks Foreign	—	15,324,545	—	15,324,545
Short Term Investment	171,740,559	—	—	171,740,559
Investment of Cash Collateral For Securities Loaned	26,431,225	35,502,959	—	61,934,184
Forward Foreign Currency Contracts	—	1,046	—	1,046

Total	$2,734,648,477	$50,828,550	$—	$2,785,477,027

Liabilities:
Collateral For Securities Loaned	$—	$61,934,184	$—	$61,934,184
Forward Foreign Currency Contracts	—	125,303	—	125,303

Total	$—	$62,059,487	$—	$62,059,487

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$68,023,986	$—	$—	$68,023,986
Short Term Investment	3,421,641	—	—	3,421,641
Investment of Cash Collateral For Securities Loaned	86,081	115,625	—	201,706

Total	$71,531,708	$115,625	$—	$71,647,333

Liabilities:
Collateral For Securities Loaned	$—	$201,706	$—	$201,706

Total	$—	$201,706	$—	$201,706

	FOCUS GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$59,621,897	$—	$—	$59,621,897
Short Term Investment	5,292,698	—	—	5,292,698
Investment of Cash Collateral For Securities Loaned	698,504	938,245	—	1,636,749

Total	$65,613,099	$938,245	$—	$66,551,344

Liabilities:
Collateral For Securities Loaned	$—	$1,636,749	$—	$1,636,749
Forward Foreign Currency Contracts	—	4,303	—	4,303

Total	$—	$1,641,052	$—	$1,641,052

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Notes to Financial Statements

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$35,420,057	$—	$—	$35,420,057
Short Term Investment	2,993,656	—	—	2,993,656
Investment of Cash Collateral For Securities Loaned	760,456	1,021,459	—	1,781,915

Total	$39,174,169	$1,021,459	$—	$40,195,628

Liabilities:
Collateral For Securities Loaned	$—	$1,781,915	$—	$1,781,915

Total	$—	$1,781,915	$—	$1,781,915

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$35,072,447	$—	$—	$35,072,447
Short Term Investment	3,624,855	—	—	3,624,855
Investment of Cash Collateral For Securities Loaned	74,218	99,692	—	173,910

Total	$38,771,520	$99,692	$—	$38,871,212

Liabilities:
Collateral For Securities Loaned	$—	$173,910	$—	$173,910

Total	$—	$173,910	$—	$173,910

	MID CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$21,958,776	$—	$—	$21,958,776
Short Term Investment	39	—	—	39
Investment of Cash Collateral For Securities Loaned	167,071	224,413	—	391,484

Total	$22,125,886	$224,413	$—	$22,350,299

Liabilities:
Collateral For Securities Loaned	$—	$391,484	$—	$391,484

Total	$—	$391,484	$—	$391,484

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$20,703,879	$534,759,060	$—	$555,462,939
Common Stocks U.S.	41,874,200	—	—	41,874,200
Short Term Investment	3,287,088	—	—	3,287,088
Investment of Cash Collateral For Securities Loaned	4,009,626	5,385,810	—	9,395,436
Forward foreign currency contracts	—	136,404	—	136,404

Total	$69,874,793	$540,281,274	$—	$610,156,067

Liabilities:
Collateral For Securities Loaned	$—	$9,395,436	$—	$9,395,436
Forward foreign currency contracts	—	80,636	—	80,636

Total	$—	$9,476,072	$—	$9,476,072

168	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1**	TRANSFERS IN TO LEVEL 2**	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stock Foreign	$5,937,980	$6,452,763	$6,452,763	$5,937,980

Total	$5,937,980	$6,452,763	$6,452,763	$5,937,980

*	Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges

**	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$113,416,627	$—	$113,416,627
Common Stocks Foreign	53,026,494	304,963,371	—	357,989,865
Common Stocks U.S.	38,387,002	—	—	38,387,002
Purchased Options	38,000	—	—	38,000
Short Term Investment	1,901,693	—	—	1,901,693
Investment of Cash Collateral For Securities Loaned	5,378,465	7,224,464	—	12,602,929
Forward Foreign Currency Contracts	—	154,560	—	154,560

Total	$98,731,654	$425,759,022	$—	$524,490,676

Liabilities:
Collateral For Securities Loaned	$—	$12,602,929	$—	$12,602,929
Forward Foreign Currency Contracts	—	53,574	—	53,574

Total	$—	$12,656,503	$—	$12,656,503

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stock Foreign	$—	$6,721,858	$6,721,858	$—

Total	$—	$6,721,858	$6,721,858	$—

*	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$1,844,328	$7,936,495	$—	$9,780,823
Common Stocks U.S.	3,080,436	—	—	3,080,436
Purchased Options	1,200	—	—	1,200
Short Term Investment	811,032	—	—	811,032
Investment of Cash Collateral For Securities Loaned	74,958	100,684	—	175,642

Total	$5,811,954	$8,037,179	$—	$13,849,133

Liabilities:
Collateral For Securities Loaned	$—	$175,642	$—	$175,642

Total	$—	$175,642	$—	$175,642

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Notes to Financial Statements

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$91,345,149	$—	$—	$91,345,149
Common Stocks Foreign	2,529,091	90,851,862	—	93,380,953
Short Term Investment	8,030,505	—	—	8,030,505
Forward Foreign Currency Contracts	—	34,477	—	34,477

Total	$101,904,745	$90,886,339	$—	$192,791,084

Liabilities:
Forward Foreign Currency Contracts	$—	$3,541	$—	$3,541

Total	$—	$3,541	$—	$3,541

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$501,670,139	$—	$501,670,139
Corporate Bonds	—	169,100,754	—	169,100,754
Convertible Preferred Stocks	194,476,988	40,915,506	—	235,392,494
Common Stocks U.S.	1,556,916,128	—	—	1,556,916,128
Short Term Investment	115,517,103	—	—	115,517,103
Investment of Cash Collateral For Securities Loaned	27,814,145	37,360,525	—	65,174,670
Forward Foreign Currency Contracts	—	4,585	—	4,585

Total	$1,894,724,364	$749,051,509	$—	$2,643,775,873

Liabilities:
Collateral For Securities Loaned	$—	$65,174,670	$—	$65,174,670

Total	$—	$65,174,670	$—	$65,174,670

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$134,833,628	$—	$134,833,628
Synthetic Convertible Securities (Corporate Bonds)	—	13,898,313	—	13,898,313
Convertible Preferred Stocks	13,140,901	2,566,004	—	15,706,905
Common Stocks U.S.	99,867,804	—	—	99,867,804
Common Stocks Foreign	—	92,443,061	—	92,443,061
Purchased Options	532,228	—	—	532,228
Short Term Investment	21,959,348	—	—	21,959,348
Investment of Cash Collateral For Securities Loaned	2,556,448	3,433,873	—	5,990,321

Total	$138,056,729	$247,174,879	$—	$385,231,608

Liabilities:
Collateral For Securities Loaned	$—	$5,990,321	$—	$5,990,321

Total	$—	$5,990,321	$—	$5,990,321

170	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$719,790,730	$—	$719,790,730
Synthetic Convertible Securities (Corporate Bonds)	—	26,190,644	—	26,190,644
Synthetic Convertible Securities (Purchased Options)	2,726,500	—	—	2,726,500
Convertible Preferred Stocks	269,533,527	37,581,684	—	307,115,211
Common Stocks U.S.	11,933,550	—	—	11,933,550
Purchased Options	496,800	—	—	496,800
Short Term Investment	43,989,208	—	—	43,989,208
Investment of Cash Collateral For Securities Loaned	31,765,003	42,667,398	—	74,432,401
Forward Foreign Currency Contracts	—	22,361	—	22,361

Total	$360,444,588	$826,252,817	$—	$1,186,697,405

Liabilities:
Collateral For Securities Loaned	$—	$74,432,401	$—	$74,432,401
Forward Foreign Currency Contracts	—	1,189	—	1,189

Total	$—	$74,433,590	$—	$74,433,590

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$33,252,133	$—	$33,252,133
Synthetic Convertible Securities (Corporate Bonds)	—	3,306,822	—	3,306,822
Synthetic Convertible Securities (Purchased Options)	491,959	—	—	491,959
Convertible Preferred Stocks	5,002,264	44,450	—	5,046,714
Short Term Investment	3,570,064	—	—	3,570,064
Investment of Cash Collateral For Securities Loaned	266,157	357,508	—	623,665

Total	$9,330,444	$36,960,913	$—	$46,291,357

Liabilities:
Collateral For Securities Loaned	$—	$623,665	$—	$623,665

Total	$—	$623,665	$—	$623,665

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$75,487,781	$—	$75,487,781
U.S. Government and Agency Securities	—	8,381,360	—	8,381,360
Short Term Investment	1,836,629	—	—	1,836,629
Investment of Cash Collateral For Securities Loaned	116,509	156,497	—	273,006

Total	$1,953,138	$84,025,638	$—	$85,978,776

Liabilities:
Collateral For Securities Loaned	$—	$273,006	$—	$273,006

Total	$—	$273,006	$—	$273,006

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Notes to Financial Statements

	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$102,253,264	$—	$102,253,264
Convertible Preferred Stocks	2,138,610	444,938	—	2,583,548
Short Term Investment	7,645,849	—	—	7,645,849
Investment of Cash Collateral For Securities Loaned	2,849,793	3,827,899	—	6,677,692

Total	$12,634,252	$106,526,101	$—	$119,160,353

Liabilities:
Collateral For Securities Loaned	$—	$6,677,692	$—	$6,677,692

Total	$—	$6,677,692	$—	$6,677,692

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,406,834,683	$—	$1,406,834,683
Synthetic Convertible Securities (Corporate Bonds)	—	396,050,910	—	396,050,910
Synthetic Convertible Securities (Purchased Options)	700,838	—	—	700,838
Convertible Preferred Stocks	108,357,511	21,477,000	—	129,834,511
Common Stocks U.S.	1,769,182,940	447,390	—	1,769,630,330
Exchange-Traded Fund	58,540,612	—	—	58,540,612
Purchased Options	12,969,375	—	—	12,969,375
Short Term Investment	42,942,212	—	—	42,942,212
Investment of Cash Collateral For Securities Loaned	45,615,430	61,271,574	—	106,887,004

Total	$2,038,308,918	$1,886,081,557	$—	$3,924,390,475

Liabilities:
Collateral For Securities Loaned	$—	$106,887,004	$—	$106,887,004
Common Stocks Sold Short U.S.	840,262,133	—	—	840,262,133
Common Stocks Sold Short Foreign	—	3,906,899	—	3,906,899
Written Options	61,843,175	—	—	61,843,175

Total	$902,105,308	$110,793,903	$—	$1,012,899,211

	HEDGED EQUITY INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$11,465,935	$—	$—	$11,465,935
Purchased Options	29,955	—	—	29,955
Short Term Investment	153,995	—	—	153,995

Total	$11,649,885	$—	$—	$11,649,885

Liabilities:
Written Options	$303,910	$—	$—	$303,910

Total	$303,910	$—	$—	$303,910

172	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$55,994,272	$181,586	$—	$56,175,858
Purchased Options	243,750	—	—	243,750
Short Term Investment	24,857,607	—	—	24,857,607
Investment of Cash Collateral For Securities Loaned	103,075	138,453	—	241,528

Total	$81,198,704	$320,039	$—	$81,518,743

Liabilities:
Collateral For Securities Loaned	$—	$241,528	$—	$241,528
Common Stocks Sold Short U.S.	12,822,640	—	—	12,822,640
Common Stocks Sold Short Foreign	—	816,738	—	816,738
Exchange-Traded Funds Sold Short	5,231,050	—	—	5,231,050
Written Options	205,943	—	—	205,943

Total	$18,259,633	$1,058,266	$—	$19,317,899

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Notes to Financial Statements

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year or Period Ended October 31, 2015
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,914,931	$124,586,708	558,396	$7,498,981	179,704	$3,118,013
Shares issued as reinvestment of distributions	7,699,313	313,670,008	288,967	3,984,849	102,952	1,750,183
Less shares redeemed	(11,583,483)	(501,918,354)	(1,432,714)	(19,921,855)	(306,385)	(5,367,756)

Net increase (decrease)	(969,239)	$(63,661,638)	(585,351)	$(8,438,025)	(23,729)	$(499,560)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	16,239	$630,291	33	$424	5,760	$91,375
Shares issued as reinvestment of distributions	166,266	6,374,662	1,724	22,066	2,271	35,880
Less shares redeemed	(449,693)	(18,526,842)	(12,579)	(161,689)	(13,600)	(221,983)

Net increase (decrease)	(267,188)	$(11,521,889)	(10,822)	$(139,199)	(5,569)	$(94,728)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,794,239	$58,516,100	41,708	$531,723	165,339	$2,672,730
Shares issued as reinvestment of distributions	5,597,831	179,578,429	44,005	555,342	62,358	985,892
Less shares redeemed	(6,765,514)	(233,439,116)	(344,640)	(4,420,663)	(199,122)	(3,217,629)

Net increase (decrease)	626,556	$4,655,413	(258,927)	$(3,333,598)	28,575	$440,993

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,149,851	$114,062,912	393,017	$5,522,505	105,053	$1,851,295
Shares issued as reinvestment of distributions	2,364,190	114,166,718	149,268	2,106,174	166,011	2,853,725
Less shares redeemed	(8,259,852)	(423,103,153)	(1,221,798)	(17,411,933)	(117,697)	(2,096,341)

Net increase (decrease)	(3,745,811)	$(194,873,523)	(679,513)	$(9,783,254)	153,367	$2,608,679

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	48,305	$1,985,895	686	$9,957	41,167	$673,773
Shares issued as reinvestment of distributions	48,259	1,897,525	821	11,210	940	15,742
Less shares redeemed	(85,891)	(3,597,648)	(2)	(31)	(363)	(6,119)

Net increase (decrease)	10,673	$285,772	1,505	$21,136	41,744	$683,396

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

174	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	161,306	$2,172,090	848,773	$8,719,505	98,859	$1,139,798
Shares issued as reinvestment of distributions	208,175	2,735,426	65,272	674,912	—	—
Less shares redeemed	(686,346)	(8,986,939)	(878,925)	(9,157,035)	(1,970,732)	(22,350,708)

Net increase (decrease)	(316,865)	$(4,079,423)	35,120	$237,382	(1,871,873)	$(21,210,910)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	60	$830	—	$—	—	$—
Shares issued as reinvestment of distributions	12,864	162,339	—	—	—	—
Less shares redeemed	(2,979)	(37,148)	—	—	—	—

Net increase (decrease)	9,945	$126,021	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,803	$102,273	37,549	$392,737	63,166	$703,439
Shares issued as reinvestment of distributions	19,388	244,677	958	9,882	—	—
Less shares redeemed	(11,774)	(153,355)	(10,010)	(106,307)	(61,481)	(706,837)

Net increase (decrease)	15,417	$193,595	28,497	$296,312	1,685	$(3,398)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	236,749	$3,253,702	344,659	$3,588,315	418,202	$4,965,496
Shares issued as reinvestment of distributions	72,836	970,172	20,437	211,519	—	—
Less shares redeemed	(278,747)	(3,789,984)	(408,752)	(4,279,366)	(662,685)	(7,826,415)

Net increase (decrease)	30,838	$433,890	(43,656)	$(479,532)	(244,483)	$(2,860,919)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	13,249	171,966	268	2,766	—	—
Less shares redeemed	(5,368)	(67,544)	—	—	—	—

Net increase (decrease)	7,881	$104,422	268	$2,766	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,500,261	$61,239,325	3,057,734	$39,443,486	353,807	$3,407,036
Shares issued as reinvestment of distributions	1,335,539	22,316,855	284,910	3,638,296	4,508	41,566
Less shares redeemed	(5,901,142)	(103,631,544)	(5,529,537)	(71,072,478)	(372,007)	(3,640,469)

Net increase (decrease)	(1,065,342)	$(20,075,364)	(2,186,893)	$(27,990,696)	(13,692)	$(191,867)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	2,165	$35,271	410	$5,463	—	$—
Shares issued as reinvestment of distributions	13,946	218,110	1,090	13,442	—	—
Less shares redeemed	(73,914)	(1,224,653)	(13,692)	(176,449)	—	—

Net increase (decrease)	(57,803)	$(971,272)	(12,192)	$(157,544)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	340,822	$5,594,682	622,186	$7,800,801	5,669	$52,395
Shares issued as reinvestment of distributions	342,126	5,344,016	74,081	913,410	—	—
Less shares redeemed	(977,989)	(16,176,862)	(916,237)	(11,339,374)	(6,246)	(54,108)

Net increase (decrease)	(295,041)	$(5,238,164)	(219,970)	$(2,625,163)	(577)	$(1,713)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,456,107	$79,278,569	11,194,213	$145,211,114	234,818	$2,137,842
Shares issued as reinvestment of distributions	2,336,056	39,572,790	758,102	9,726,452	6,673	61,523
Less shares redeemed	(8,466,019)	(151,756,913)	(14,670,291)	(187,261,767)	(186,181)	(1,711,674)

Net increase (decrease)	(1,673,856)	$(32,905,554)	(2,717,976)	$(32,324,201)	55,310	$487,691

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	183,609	$3,206,561	97,628	$1,253,698	1,656	$15,500
Shares issued as reinvestment of distributions	76,975	1,265,464	2,473	31,360	17	156
Less shares redeemed	(508,903)	(8,632,983)	(34,905)	(456,773)	(1,656)	(13,762)

Net increase (decrease)	(248,319)	$(4,160,958)	65,196	$828,285	17	$1,894

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

176	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	885,039	$11,565,492	2,992,185	$95,746,121	1,134,497	$9,884,746
Shares issued as reinvestment of distributions	1,222,600	15,074,660	4,876,380	153,699,703	2,591,794	21,822,907
Less shares redeemed	(2,632,605)	(34,814,376)	(10,366,848)	(332,635,089)	(5,115,518)	(45,215,347)

Net increase (decrease)	(524,966)	$(8,174,224)	(2,498,283)	$(83,189,265)	(1,389,227)	$(13,507,694)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	2,981	$37,161	8,557	$322,036	8,671	$78,842
Shares issued as reinvestment of distributions	19,094	223,214	41,298	1,546,009	74,467	640,419
Less shares redeemed	(60,509)	(758,354)	(281,045)	(10,792,552)	(319,885)	(2,901,607)

Net increase (decrease)	(38,434)	$(497,979)	(231,190)	$(8,924,507)	(236,747)	$(2,182,346)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	270,711	$3,287,932	1,841,328	$58,826,641	1,393,916	$10,952,002
Shares issued as reinvestment of distributions	368,575	4,297,586	3,093,272	97,932,563	2,710,087	20,948,975
Less shares redeemed	(846,571)	(10,586,444)	(5,524,610)	(177,778,084)	(4,812,686)	(38,969,784)

Net increase (decrease)	(207,285)	$(3,000,926)	(590,010)	$(21,018,880)	(708,683)	$(7,068,807)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,117,952	$27,865,563	3,541,343	$110,341,307	2,755,187	$24,411,558
Shares issued as reinvestment of distributions	1,213,118	15,139,713	2,539,328	77,623,334	2,955,029	25,442,796
Less shares redeemed	(2,544,744)	(34,566,984)	(7,351,392)	(229,339,611)	(6,623,851)	(60,471,750)

Net increase (decrease)	786,326	$8,438,292	(1,270,721)	$(41,374,970)	(913,635)	$(10,617,396)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	138,939	$1,802,138	108,242	$3,475,280	37,620	$323,025
Shares issued as reinvestment of distributions	116,339	1,405,379	66,352	2,076,616	28,609	238,597
Less shares redeemed	(240,524)	(3,081,837)	(217,912)	(6,960,904)	(86,703)	(768,752)

Net increase (decrease)	14,754	$125,680	(43,318)	$(1,409,008)	(20,474)	$(207,130)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND[1]		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,908,567	$122,488,719	2,101,507	$21,010,211	1,976,771	$20,802,702
Shares issued as reinvestment of distributions	1,904,250	33,276,754	7,376	73,599	180,659	1,904,115
Less shares redeemed	(11,808,296)	(206,634,718)	(39,859)	(401,625)	(3,550,696)	(37,625,161)

Net increase (decrease)	(2,995,479)	$(50,869,245)	2,069,024	$20,682,185	(1,393,266)	$(14,918,344)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	6,101	$135,340	—	$—	2,827	$29,638
Shares issued as reinvestment of distributions	14,043	311,540	—	—	3,554	37,430
Less shares redeemed	(187,782)	(4,199,108)	—	—	(83,980)	(888,608)

Net increase (decrease)	(167,638)	$(3,752,228)	—	$—	(77,599)	$(821,540)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,842,735	$32,147,919	126,977	$1,288,486	221,242	$2,340,075
Shares issued as reinvestment of distributions	970,022	16,808,352	414	4,107	33,594	353,765
Less shares redeemed	(3,962,632)	(68,842,760)	(130)	(1,274)	(407,891)	(4,310,991)

Net increase (decrease)	(1,149,875)	$(19,886,489)	127,261	$1,291,319	(153,055)	$(1,617,151)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,534,281	$166,993,952	2,654,302	$27,302,363	640,444	$6,745,470
Shares issued as reinvestment of distributions	2,429,895	38,648,591	17,067	170,829	47,954	505,463
Less shares redeemed	(15,184,412)	(242,444,512)	(354,055)	(3,443,780)	(360,456)	(3,825,872)

Net increase (decrease)	(2,220,236)	$(36,801,969)	2,317,314	$24,029,412	327,942	$3,425,061

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	64,033	$1,130,744	19,247	$190,519	6,732	$70,895
Shares issued as reinvestment of distributions	8,637	150,610	101	999	795	8,379
Less shares redeemed	(103,875)	(1,837,592)	(165)	(1,596)	(3,346)	(35,390)

Net increase (decrease)	(31,205)	$(556,238)	19,183	$189,922	4,181	$43,884

1	Global Convertible Fund commenced operations on December 31, 2014.

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

178	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	6,478,149	$57,789,521	25,435,286	$331,907,273
Shares issued as reinvestment of distributions	718,492	6,457,865	1,757,729	22,777,716
Less shares redeemed	(12,670,719)	(115,409,036)	(49,761,327)	(649,450,135)

Net increase (decrease)	(5,474,078)	$(51,161,650)	(22,568,312)	$(294,765,146)

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	974	$9,387	3,450	$47,170
Shares issued as reinvestment of distributions	9,209	87,307	2,483	34,010
Less shares redeemed	(142,628)	(1,366,284)	(193,545)	(2,665,875)

Net increase (decrease)	(132,445)	$(1,269,590)	(187,612)	$(2,584,695)

Class C	Shares	Dollars	Shares	Dollars
Shares sold	92,673	$871,998	4,536,455	$60,072,372
Shares issued as reinvestment of distributions	145,354	1,361,549	257,558	3,385,832
Less shares redeemed	(811,680)	(7,672,675)	(5,504,043)	(72,808,568)

Net increase (decrease)	(573,653)	$(5,439,128)	(710,030)	$(9,350,364)

Class I	Shares	Dollars	Shares	Dollars
Shares sold	867,341	$7,920,245	79,278,656	$1,023,686,463
Shares issued as reinvestment of distributions	180,014	1,615,576	3,812,543	48,918,321
Less shares redeemed	(1,548,412)	(13,944,840)	(89,539,893)	(1,155,523,315)

Net increase (decrease)	(501,057)	$(4,409,019)	(6,448,694)	$(82,918,531)

Class R	Shares	Dollars	Shares	Dollars
Shares sold	895	$8,421	286,295	$3,714,249
Shares issued as reinvestment of distributions	1,347	12,053	8,827	113,962
Less shares redeemed	(6,029)	(54,909)	(341,181)	(4,432,329)

Net increase (decrease)	(3,787)	$(34,435)	(46,059)	$(604,118)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	HEDGED EQUITY INCOME FUND[1]		LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	567,937	$5,670,164	729,770	$7,895,425
Shares issued as reinvestment of distributions	3,689	36,766	43,613	468,409
Less shares redeemed	(5,816)	(58,492)	(1,610,320)	(17,369,034)

Net increase (decrease)	565,810	$5,648,438	(836,937)	$(9,005,200)

Class B	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars
Shares sold	10,000	$100,000	158,640	$1,694,121
Shares issued as reinvestment of distributions	29	289	7,311	77,702
Less shares redeemed	—	—	(297,009)	(3,164,168)

Net increase (decrease)	10,029	$100,289	(131,058)	$(1,392,345)

Class I	Shares	Dollars	Shares	Dollars
Shares sold	547,856	$5,475,837	1,704,498	$18,554,168
Shares issued as reinvestment of distributions	4,254	42,418	86,795	935,646
Less shares redeemed	(124)	(1,237)	(5,078,962)	(54,756,729)

Net increase (decrease)	551,986	$5,517,018	(3,287,669)	$(35,266,915)

Class R	Shares	Dollars	Shares	Dollars
Shares sold	10,000	$100,000	—	$—
Shares issued as reinvestment of distributions	54	538	123	1,308
Less shares redeemed	—	—	—	—

Net increase (decrease)	10,054	$100,538	123	$1,308

1	Hedged Equity Income Fund commenced operations December 31, 2014.

180	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the year or period ended October 31, 2014
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,169,402	$203,575,461	986,113	$14,768,548	1,344,082	$23,646,215
Shares issued as reinvestment of distributions	11,438,191	524,669,823	420,977	6,041,017	1,608	28,041
Less shares redeemed	(19,422,426)	(949,192,457)	(2,708,610)	(40,395,770)	(1,856,583)	(33,035,632)

Net increase (decrease)	(3,814,833)	$(220,947,173)	(1,301,520)	$(19,586,205)	(510,893)	$(9,361,376)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	35,910	$1,586,358	5,612	$78,620	3,438	$58,529
Shares issued as reinvestment of distributions	424,071	18,676,120	6,049	80,879	—	—
Less shares redeemed	(1,178,174)	(55,133,645)	(64,557)	(883,494)	(28,187)	(466,080)

Net increase (decrease)	(718,193)	$(34,871,167)	(52,896)	$(723,995)	(24,749)	$(407,551)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,918,450	$74,764,571	220,929	$3,024,995	233,266	$3,799,871
Shares issued as reinvestment of distributions	6,476,475	248,372,816	53,258	704,065	—	—
Less shares redeemed	(6,623,740)	(272,043,288)	(164,812)	(2,228,705)	(116,860)	(1,944,321)

Net increase (decrease)	1,771,185	$51,094,099	109,375	$1,500,355	116,406	$1,855,550

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,106,079	$346,248,281	1,163,752	$17,678,376	164,697	$2,953,928
Shares issued as reinvestment of distributions	3,644,971	191,543,226	116,680	1,711,690	5,239	92,100
Less shares redeemed	(12,078,610)	(669,064,186)	(537,807)	(8,193,218)	(218,637)	(3,917,909)

Net increase (decrease)	(2,327,560)	$(131,272,679)	742,625	$11,196,848	(48,701)	$(871,881)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	45,853	$2,216,295	461	$6,864	1,514	$26,156
Shares issued as reinvestment of distributions	55,617	2,486,625	731	10,396	—	—
Less shares redeemed	(96,424)	(4,925,913)	—	—	(6,511)	(109,505)

Net increase (decrease)	5,046	$(222,993)	1,192	$17,260	(4,997)	$(83,349)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	877,889	$12,650,132	718,584	$7,600,725	2,580,733	$28,771,965
Shares issued as reinvestment of distributions	318,417	4,234,941	51,460	541,176	511	5,558
Less shares redeemed	(1,112,634)	(15,919,384)	(642,277)	(6,841,721)	(540,491)	(5,987,253)

Net increase (decrease)	83,672	$965,689	127,767	$1,300,180	2,040,753	$22,790,270

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	199	$2,553	—	$—	—	$—
Shares issued as reinvestment of distributions	17,986	232,562	—	—	—	—
Less shares redeemed	(9,776)	(132,908)	—	—	—	—

Net increase (decrease)	8,409	$102,207	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	21,562	$294,494	16,227	$173,846	41,247	$464,867
Shares issued as reinvestment of distributions	29,073	375,617	422	4,422	1	12
Less shares redeemed	(43,874)	(578,715)	(2,202)	(23,597)	(973)	(11,000)

Net increase (decrease)	6,761	$91,396	14,447	$154,671	40,275	$453,879

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	166,972	$2,309,779	333,638	$3,570,422	494,023	$5,550,945
Shares issued as reinvestment of distributions	104,045	1,398,357	16,571	174,373	422	4,599
Less shares redeemed	(288,515)	(4,089,606)	(339,122)	(3,636,368)	(326,803)	(3,639,808)

Net increase (decrease)	(17,498)	$(381,470)	11,087	$108,427	167,642	$1,915,736

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	19,043	251,178	176	1,850	1	8
Less shares redeemed	(12,312)	(165,640)	—	—	—	—

Net increase (decrease)	6,731	$85,538	176	$1,850	1	$8

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

182	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND[1]
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,121,503	$81,370,181	7,954,449	$110,962,598	621,188	$6,213,623
Shares issued as reinvestment of distributions	68,048	1,315,376	110,950	1,517,798	—	—
Less shares redeemed	(10,161,635)	(200,761,635)	(7,563,915)	(106,962,856)	(76,528)	(775,464)

Net increase (decrease)	(5,972,084)	$(118,076,078)	501,484	$5,517,540	544,660	$5,438,159

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	1,632	$30,834	7,297	$98,615	—	$—
Shares issued as reinvestment of distributions	—	—	1,107	14,719	—	—
Less shares redeemed	(203,835)	(3,821,643)	(86,212)	(1,213,178)	—	—

Net increase (decrease)	(202,203)	$(3,790,809)	(77,808)	$(1,099,844)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	363,989	$6,819,007	1,429,701	$19,462,204	31,670	$318,335
Shares issued as reinvestment of distributions	—	—	21,045	279,897	—	—
Less shares redeemed	(679,512)	(12,663,987)	(589,783)	(7,970,084)	(2,217)	(20,754)

Net increase (decrease)	(315,523)	$(5,844,980)	860,963	$11,772,017	29,453	$297,581

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,889,142	$157,945,168	19,554,553	$277,940,237	1,051,043	$10,567,059
Shares issued as reinvestment of distributions	140,580	2,744,118	232,806	3,203,411	—	—
Less shares redeemed	(10,624,094)	(211,395,184)	(10,388,282)	(145,524,332)	(67,098)	(701,062)

Net increase (decrease)	(2,594,372)	$(50,705,898)	9,399,077	$135,619,316	983,945	$9,865,997

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	225,586	$4,384,413	155,991	$2,146,309	10,000	$100,000
Shares issued as reinvestment of distributions	1,538	29,377	1,166	15,858	—	—
Less shares redeemed	(485,865)	(9,332,574)	(194,657)	(2,741,560)	—	—

Net increase (decrease)	(258,741)	$(4,918,784)	(37,500)	$(579,393)	10,000	$100,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

1	Emerging Market Equity Fund commenced operations on December 31, 2013.

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Notes to Financial Statements

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,574,537	$39,112,015	3,024,499	$102,499,417	1,738,669	$18,016,612
Shares issued as reinvestment of distributions	202,247	3,011,453	4,847,970	158,770,504	3,229,249	31,618,850
Less shares redeemed	(7,320,032)	(111,411,798)	(15,525,637)	(531,027,923)	(8,517,784)	(88,661,991)

Net increase (decrease)	(4,543,248)	$(69,288,330)	(7,653,168)	$(269,758,002)	(3,549,866)	$(39,026,529)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	5,022	$73,105	20,650	$799,005	17,877	$180,881
Shares issued as reinvestment of distributions	3,469	49,880	89,387	3,401,594	136,244	1,361,076
Less shares redeemed	(121,895)	(1,821,588)	(836,097)	(33,056,075)	(595,597)	(6,280,338)

Net increase (decrease)	(113,404)	$(1,698,603)	(726,060)	$(28,855,476)	(441,476)	$(4,738,381)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	202,949	$2,966,357	1,292,908	$43,583,661	1,155,910	$10,881,146
Shares issued as reinvestment of distributions	32,906	472,200	2,544,234	83,644,927	2,696,480	24,672,794
Less shares redeemed	(612,180)	(9,022,346)	(5,836,550)	(199,478,339)	(4,733,883)	(45,552,842)

Net increase (decrease)	(376,325)	$(5,583,789)	(1,999,408)	$(72,249,751)	(881,493)	$(9,998,902)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,153,492	$33,387,296	5,818,571	$194,654,513	4,182,731	$43,942,902
Shares issued as reinvestment of distributions	171,983	2,578,019	1,983,416	63,324,616	3,397,387	33,914,813
Less shares redeemed	(9,997,608)	(153,601,588)	(6,774,543)	(225,229,614)	(9,536,753)	(100,435,221)

Net increase (decrease)	(7,672,133)	$(117,636,273)	1,027,444	$32,749,515	(1,956,635)	$(22,577,506)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	371,122	$5,589,530	115,758	$3,905,247	56,656	$579,617
Shares issued as reinvestment of distributions	12,709	186,563	63,698	2,071,779	26,946	261,658
Less shares redeemed	(479,931)	(7,298,968)	(272,973)	(9,176,885)	(55,016)	(563,576)

Net increase (decrease)	(96,100)	$(1,522,875)	(93,517)	$(3,199,859)	28,586	$277,699

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

184	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,987,438	$182,738,512	2,179,054	$23,249,389	4,804,505	$47,159,168
Shares issued as reinvestment of distributions	2,806,489	49,636,786	392,228	4,156,799	1,360,453	13,333,056
Less shares redeemed	(13,374,627)	(246,089,080)	(4,885,639)	(52,345,904)	(12,790,210)	(125,436,872)

Net increase (decrease)	(580,700)	$(13,713,782)	(2,314,357)	$(24,939,716)	(6,625,252)	$(64,944,648)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	14,862	$332,596	6,949	$74,076	27,920	$289,625
Shares issued as reinvestment of distributions	23,491	517,586	15,216	160,931	15,391	158,355
Less shares redeemed	(103,690)	(2,365,327)	(334,873)	(3,582,399)	(158,366)	(1,638,534)

Net increase (decrease)	(65,337)	$(1,515,145)	(312,708)	$(3,347,392)	(115,055)	$(1,190,554)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,722,931	$49,155,974	133,486	$1,416,851	252,150	$2,569,644
Shares issued as reinvestment of distributions	1,287,951	22,560,787	63,665	673,709	161,183	1,643,279
Less shares redeemed	(3,939,459)	(71,512,966)	(916,226)	(9,787,789)	(815,712)	(8,341,242)

Net increase (decrease)	71,423	$203,795	(719,075)	$(7,697,229)	(402,379)	$(4,128,319)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	20,533,223	$343,816,639	979,335	$10,449,287	857,639	$8,444,246
Shares issued as reinvestment of distributions	2,343,898	38,110,323	165,635	1,752,368	166,427	1,630,648
Less shares redeemed	(10,049,092)	(167,930,158)	(3,673,387)	(39,060,727)	(1,037,040)	(10,137,137)

Net increase (decrease)	12,828,029	$213,996,804	(2,528,417)	$(26,859,072)	(12,974)	$(62,243)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	47,121	$854,312	52,117	$564,971	4,139	$40,847
Shares issued as reinvestment of distributions	13,136	231,610	2,026	21,521	1,227	12,008
Less shares redeemed	(60,437)	(1,126,891)	(238,719)	(2,549,197)	(3,107)	(30,673)

Net increase (decrease)	(180)	$(40,969)	(184,576)	$(1,962,705)	2,259	$22,182

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	50,269,892	$654,756,366	5,153,378	$55,032,659
Shares issued as reinvestment of distributions	3,151,586	40,742,177	22,410	242,933
Less shares redeemed	(53,858,000)	(702,711,796)	(2,412,813)	(25,682,216)

Net increase (decrease)	(436,522)	$(7,213,253)	2,762,975	$29,593,376

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	12,452	$171,144	—	$—
Shares issued as reinvestment of distributions	8,923	121,669	—	—
Less shares redeemed	(361,322)	(4,970,395)	—	—

Net increase (decrease)	(339,947)	$(4,677,582)	—	$—

Class C	Shares	Dollars	Shares	Dollars
Shares sold	8,550,550	$113,196,384	641,920	$6,825,517
Shares issued as reinvestment of distributions	392,424	5,148,225	887	9,555
Less shares redeemed	(4,456,820)	(58,996,872)	(76,000)	(789,563)

Net increase (decrease)	4,486,154	$59,347,737	566,807	$6,045,509

Class I	Shares	Dollars	Shares	Dollars
Shares sold	110,860,805	$1,431,307,473	6,679,002	$71,222,333
Shares issued as reinvestment of distributions	3,587,887	45,980,143	32,684	353,322
Less shares redeemed	(45,692,384)	(589,104,635)	(2,560,986)	(27,000,385)

Net increase (decrease)	68,756,308	$888,182,981	4,150,700	$44,575,270

Class R	Shares	Dollars	Shares	Dollars
Shares sold	482,810	$6,281,640	1,624	$17,653
Shares issued as reinvestment of distributions	9,557	123,166	82	884
Less shares redeemed	(210,950)	(2,746,985)	(1,630)	(17,269)

Net increase (decrease)	281,417	$3,657,821	76	$1,268

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

186	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$50.16	$58.75	$49.90	$51.06	$49.18
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.20)	(0.05)	(0.22)	(0.32)
Net realized and unrealized gain (loss)	2.84	6.90	12.63	1.21	2.20
Total from investment operations	2.77	6.70	12.58	0.99	1.88
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(10.13)	(15.29)	(3.73)	(2.15)	—
Total distributions	(10.13)	(15.29)	(3.73)	(2.15)	—
Net asset value, end of year	$42.80	$50.16	$58.75	$49.90	$51.06
Ratios and supplemental data:
Total return(b)	6.55%	13.84%	26.95%	2.26%	3.82%
Net assets, end of year (000)	$1,424,967	$1,718,674	$2,237,328	$3,241,595	$4,232,942
Ratio of net expenses to average net assets	1.31%	1.26%	1.26%	1.29%	1.26%
Ratio of gross expenses to average net assets prior to expense reductions	1.31%	1.26%	1.26%	1.29%	1.26%
Ratio of net investment income (loss) to average net assets	(0.17% )	(0.42% )	(0.10% )	(0.44% )	(0.60%	)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	60.0%	41.8%	67.1%	57.0%	84.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	187

Calamos Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$47.84	$57.05	$48.90	$50.44	$48.96
Income from investment operations:
Net investment income (loss)(a)	(0.37)	(0.56)	(0.43)	(0.59)	(0.71)
Net realized and unrealized gain (loss)	2.68	6.64	12.31	1.20	2.19
Total from investment operations	2.31	6.08	11.88	0.61	1.48
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(10.13)	(15.29)	(3.73)	(2.15)	—
Total distributions	(10.13)	(15.29)	(3.73)	(2.15)	—
Net asset value, end of year	$40.02	$47.84	$57.05	$48.90	$50.44
Ratios and supplemental data:
Total return(b)	5.76%	12.97%	26.00%	1.50%	3.02%
Net assets, end of year (000)	$20,119	$36,835	$84,895	$171,357	$335,792
Ratio of net expenses to average net assets	2.06%	2.00%	2.02%	2.03%	2.01%
Ratio of gross expenses to average net assets prior to expense reductions	2.06%	2.00%	2.02%	2.03%	2.01%
Ratio of net investment income (loss) to average net assets	(0.91% )	(1.17% )	(0.86% )	(1.18% )	(1.34%	)

	CLASS C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$41.66	$51.58	$44.56	$46.16	$44.80
Income from investment operations:
Net investment income (loss)(a)	(0.32)	(0.48)	(0.38)	(0.54)	(0.66)
Net realized and unrealized gain (loss)	2.27	5.85	11.13	1.09	2.02
Total from investment operations	1.95	5.37	10.75	0.55	1.36
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(10.13)	(15.29)	(3.73)	(2.15)	—
Total distributions	(10.13)	(15.29)	(3.73)	(2.15)	—
Net asset value, end of year	$33.48	$41.66	$51.58	$44.56	$46.16
Ratios and supplemental data:
Total return(b)	5.75%	12.97%	26.00%	1.51%	3.04%
Net assets, end of year (000)	$792,046	$959,445	$1,096,492	$1,272,104	$1,517,047
Ratio of net expenses to average net assets	2.06%	2.01%	2.01%	2.04%	2.01%
Ratio of gross expenses to average net assets prior to expense reductions	2.06%	2.01%	2.01%	2.04%	2.01%
Ratio of net investment income (loss) to average net assets	(0.92% )	(1.17% )	(0.85% )	(1.19% )	(1.35%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

188	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$57.59	$65.15	$54.81	$55.72	$53.54
Income from investment operations:
Net investment income (loss)(a)	0.05	(0.10)	0.08	(0.10)	(0.21)
Net realized and unrealized gain (loss)	3.33	7.83	13.99	1.34	2.39
Total from investment operations	3.38	7.73	14.07	1.24	2.18
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(10.13)	(15.29)	(3.73)	(2.15)	—
Total distributions	(10.13)	(15.29)	(3.73)	(2.15)	—
Net asset value, end of year	$50.84	$57.59	$65.15	$54.81	$55.72
Ratios and supplemental data:
Total return(b)	6.80%	14.12%	27.27%	2.53%	4.07%
Net assets, end of year (000)	$480,028	$759,432	$1,010,805	$1,690,739	$1,628,191
Ratio of net expenses to average net assets	1.06%	1.01%	1.02%	1.04%	1.01%
Ratio of gross expenses to average net assets prior to expense reductions	1.06%	1.01%	1.02%	1.04%	1.01%
Ratio of net investment income (loss) to average net assets	0.09%	(0.18% )	0.15%	(0.19% )	(0.37%	)

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$48.78	$57.65	$49.15	$50.44	$48.71
Income from investment operations:
Net investment income (loss)(a)	(0.18)	(0.32)	(0.18)	(0.34)	(0.46)
Net realized and unrealized gain (loss)	2.75	6.74	12.41	1.20	2.19
Total from investment operations	2.57	6.42	12.23	0.86	1.73
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(10.13)	(15.29)	(3.73)	(2.15)	—
Total distributions	(10.13)	(15.29)	(3.73)	(2.15)	—
Net asset value, end of year	$41.22	$48.78	$57.65	$49.15	$50.44
Ratios and supplemental data:
Total return(b)	6.28%	13.56%	26.62%	2.02%	3.55%
Net assets, end of year (000)	$8,966	$10,089	$11,634	$15,879	$13,030
Ratio of net expenses to average net assets	1.56%	1.51%	1.51%	1.54%	1.51%
Ratio of gross expenses to average net assets prior to expense reductions	1.56%	1.51%	1.51%	1.54%	1.51%
Ratio of net investment income (loss) to average net assets	(0.43% )	(0.67% )	(0.35% )	(0.68% )	(0.88%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	189

Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.07	$15.22	$12.15	$11.25	$11.02
Income from investment operations:
Net investment income (loss)(a)	0.19	0.18	0.18	0.10	0.01
Net realized and unrealized gain (loss)	(0.52)	0.92	3.07	0.80	0.22
Total from investment operations	(0.33)	1.10	3.25	0.90	0.23
Distributions:
Dividends from net investment income	(0.14)	(0.14)	(0.18)	—	—
Dividends from net realized gains	(0.99)	(1.11)	—	—	—
Total distributions	(1.13)	(1.25)	(0.18)	—	—
Net asset value, end of year	$13.61	$15.07	$15.22	$12.15	$11.25
Ratios and supplemental data:
Total return(b)	(2.32% )	7.67%	27.12%	8.00%	2.09%
Net assets, end of year (000)	$44,792	$58,419	$78,843	$38,992	$23,964
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.52%
Ratio of gross expenses to average net assets prior to expense reductions	1.61%	1.50%	1.53%	1.72%	1.67%
Ratio of net investment income (loss) to average net assets	1.38%	1.19%	1.31%	0.84%	0.11%

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	139.8%	165.4%	250.3%	204.9%	27.4%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

190	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.94	$14.17	$11.24	$10.49	$10.35
Income from investment operations:
Net investment income (loss)(a)	0.08	0.06	0.07	0.02	(0.07)
Net realized and unrealized gain (loss)	(0.48)	0.85	2.88	0.73	0.21
Total from investment operations	(0.40)	0.91	2.95	0.75	0.14
Distributions:
Dividends from net investment income	—	(0.03)	(0.02)	—	—
Dividends from net realized gains	(0.99)	(1.11)	—	—	—
Total distributions	(0.99)	(1.14)	(0.02)	—	—
Net asset value, end of year	$12.55	$13.94	$14.17	$11.24	$10.49
Ratios and supplemental data:
Total return(b)	(3.04% )	6.74%	26.28%	7.15%	1.35%
Net assets, end of year (000)	$177	$348	$1,103	$1,195	$2,308
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%	2.29%
Ratio of gross expenses to average net assets prior to expense reductions	2.35%	2.24%	2.28%	2.47%	2.42%
Ratio of net investment income (loss) to average net assets	0.63%	0.42%	0.59%	0.20%	(0.63%	)

	CLASS C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.79	$14.09	$11.23	$10.48	$10.34
Income from investment operations:
Net investment income (loss)(a)	0.08	0.06	0.08	0.02	(0.07)
Net realized and unrealized gain (loss)	(0.47)	0.85	2.85	0.73	0.21
Total from investment operations	(0.39)	0.91	2.93	0.75	0.14
Distributions:
Dividends from net investment income	(0.03)	(0.10)	(0.07)	—	—
Dividends from net realized gains	(0.99)	(1.11)	—	—	—
Total distributions	(1.02)	(1.21)	(0.07)	—	—
Net asset value, end of year	$12.38	$13.79	$14.09	$11.23	$10.48
Ratios and supplemental data:
Total return(b)	(3.01% )	6.82%	26.27%	7.16%	1.35%
Net assets, end of year (000)	$5,738	$9,964	$8,641	$3,753	$3,974
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%	2.28%
Ratio of gross expenses to average net assets prior to expense reductions	2.35%	2.25%	2.28%	2.47%	2.42%
Ratio of net investment income (loss) to average net assets	0.64%	0.44%	0.59%	0.16%	(0.63%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	191

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.44	$15.57	$12.41	$11.46	$11.20
Income from investment operations:
Net investment income (loss)(a)	0.23	0.22	0.22	0.14	0.04
Net realized and unrealized gain (loss)	(0.53)	0.94	3.14	0.81	0.22
Total from investment operations	(0.30)	1.16	3.36	0.95	0.26
Distributions:
Dividends from net investment income	(0.19)	(0.18)	(0.20)	—	—
Dividends from net realized gains	(0.99)	(1.11)	—	—	—
Total distributions	(1.18)	(1.29)	(0.20)	—	—
Net asset value, end of year	$13.96	$15.44	$15.57	$12.41	$11.46
Ratios and supplemental data:
Total return(b)	(2.08% )	7.87%	27.47%	8.29%	2.32%
Net assets, end of year (000)	$19,583	$32,147	$20,857	$9,671	$11,227
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	1.27%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.25%	1.28%	1.48%	1.42%
Ratio of net investment income (loss) to average net assets	1.63%	1.45%	1.56%	1.15%	0.37%

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.91	$15.09	$12.02	$11.16	$10.96
Income from investment operations:
Net investment income (loss)(a)	0.15	0.14	0.14	0.07	(0.01)
Net realized and unrealized gain (loss)	(0.51)	0.90	3.07	0.79	0.21
Total from investment operations	(0.36)	1.04	3.21	0.86	0.20
Distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.14)	—	—
Dividends from net realized gains	(0.99)	(1.11)	—	—	—
Total distributions	(1.11)	(1.22)	(0.14)	—	—
Net asset value, end of year	$13.44	$14.91	$15.09	$12.02	$11.16
Ratios and supplemental data:
Total return(b)	(2.57% )	7.28%	26.94%	7.71%	1.82%
Net assets, end of year (000)	$150	$144	$128	$98	$91
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.76%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.75%	1.78%	1.97%	1.93%
Ratio of net investment income (loss) to average net assets	1.11%	0.95%	1.08%	0.65%	(0.10%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

192	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Focus Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.59	$16.71	$13.10	$12.37	$11.93
Income from investment operations:
Net investment income (loss)(a)	0.00 *	(0.04)	0.00 *	0.01	(0.03)
Net realized and unrealized gain (loss)	0.90	1.94	3.67	0.72	0.47
Total from investment operations	0.90	1.90	3.67	0.73	0.44
Distributions:
Dividends from net investment income	—	(0.02)	(0.06)	—	—
Dividends from net realized gains	(1.81)	—	—	—	—
Total distributions	(1.81)	(0.02)	(0.06)	—	—
Net asset value, end of year	$17.68	$18.59	$16.71	$13.10	$12.37
Ratios and supplemental data:
Total return(b)	5.22%	11.37%	28.15%	5.90%	3.69%
Net assets, end of year (000)	$18,329	$19,709	$26,249	$22,389	$22,702
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.44%
Ratio of gross expenses to average net assets prior to expense reductions	1.57%	1.52%	1.63%	1.57%	1.57%
Ratio of net investment income (loss) to average net assets	0.01%	(0.25% )	0.01%	0.06%	(0.28%	)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	147.7%	61.0%	89.0%	47.9%	73.5%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	193

Calamos Focus Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value, beginning of year	$17.42	$15.76		$12.39		$11.78		$11.45
Income from investment operations:
Net investment income (loss)(a)	(0.12)	(0.17)		(0.09)		(0.08)		(0.13)
Net realized and unrealized gain (loss)	0.83	1.83		3.46		0.69		0.46
Total from investment operations	0.71	1.66		3.37		0.61		0.33
Distributions:
Dividends from net investment income	—	—		—		—		—
Dividends from net realized gains	(1.81)	—		—		—		—
Total distributions	(1.81)	—		—		—		—
Net asset value, end of year	$16.32	$17.42		$15.76		$12.39		$11.78
Ratios and supplemental data:
Total return(b)	4.41%	10.53%		27.20%		5.18%		2.88%
Net assets, end of year (000)	$330	$449		$796		$1,662		$2,893
Ratio of net expenses to average net assets	1.90%	1.90%		1.90%		1.90%		2.20%
Ratio of gross expenses to average net assets prior to expense reductions	2.32%	2.27%		2.39%		2.33%		2.32%
Ratio of net investment income (loss) to average net assets	(0.72% )	(1.00%	)	(0.68%	)	(0.70%	)	(1.03%	)

	CLASS C
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value, beginning of year	$17.42	$15.76		$12.39		$11.79		$11.45
Income from investment operations:
Net investment income (loss)(a)	(0.12)	(0.17)		(0.10)		(0.09)		(0.12)
Net realized and unrealized gain (loss)	0.84	1.83		3.47		0.69		0.46
Total from investment operations	0.72	1.66		3.37		0.60		0.34
Distributions:
Dividends from net investment income	—	—		—		—		—
Dividends from net realized gains	(1.81)	—		—		—		—
Total distributions	(1.81)	—		—		—		—
Net asset value, end of year	$16.33	$17.42		$15.76		$12.39		$11.79
Ratios and supplemental data:
Total return(b)	4.46%	10.53%		27.20%		5.09%		2.97%
Net assets, end of year (000)	$13,677	$14,092		$10,914		$9,287		$10,153
Ratio of net expenses to average net assets	1.90%	1.90%		1.90%		1.90%		2.19%
Ratio of gross expenses to average net assets prior to expense reductions	2.32%	2.27%		2.38%		2.33%		2.32%
Ratio of net investment income (loss) to average net assets	(0.75% )	(1.01%	)	(0.74%	)	(0.70%	)	(1.03%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

194	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Focus Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014		2013	2012		2011
Net asset value, beginning of year	$18.77	$16.86		$13.23	$12.46		$11.98
Income from investment operations:
Net investment income (loss)(a)	0.05	0.00	*	0.04	0.04		(0.00)
Net realized and unrealized gain (loss)	0.91	1.96		3.69	0.73		0.48
Total from investment operations	0.96	1.96		3.73	0.77		0.48
Distributions:
Dividends from net investment income	—	(0.05)		(0.10)	—		—
Dividends from net realized gains	(1.81)	—		—	—		—
Total distributions	(1.81)	(0.05)		(0.10)	—		—
Net asset value, end of year	$17.92	$18.77		$16.86	$13.23		$12.46
Ratios and supplemental data:
Total return(b)	5.51%	11.67%		28.42%	6.18%		4.01%
Net assets, end of year (000)	$31,553	$30,173		$27,931	$24,863		$24,547
Ratio of net expenses to average net assets	0.90%	0.90%		0.90%	0.90%		1.18%
Ratio of gross expenses to average net assets prior to expense reductions	1.33%	1.27%		1.38%	1.32%		1.32%
Ratio of net investment income (loss) to average net assets	0.25%	0.00%	**	0.27%	0.30%		(0.02%	)

	CLASS R
	Year Ended October 31,
	2015	2014		2013	2012		2011
Net asset value, beginning of year	$18.34	$16.51		$12.97	$12.28		$11.87
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.08)		(0.04)	(0.03)		(0.07)
Net realized and unrealized gain (loss)	0.93	1.91		3.63	0.72		0.48
Total from investment operations	0.85	1.83		3.59	0.69		0.41
Distributions:
Dividends from net investment income	—	—		(0.05)	—		—
Dividends from net realized gains	(1.81)	—		—	—		—
Total distributions	(1.81)	—		(0.05)	—		—
Net asset value, end of year	$17.38	$18.34		$16.51	$12.97		$12.28
Ratios and supplemental data:
Total return(b)	5.00%	11.08%		27.80%	5.62%		3.45%
Net assets, end of year (000)	$919	$204		$266	$172		$103
Ratio of net expenses to average net assets	1.40%	1.40%		1.40%	1.40%		1.68%
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.77%		1.88%	1.82%		1.82%
Ratio of net investment income (loss) to average net assets	(0.44% )	(0.49%	)	(0.26% )	(0.21%	)	(0.52%	)

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Discovery Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013		2012	2011
Net asset value, beginning of year	$14.33	$14.77	$11.82		$12.04	$11.64
Income from investment operations:
Net investment income (loss)(a)	(0.14)	(0.15)	(0.12)		(0.13)	(0.14)
Net realized and unrealized gain (loss)	(0.39)	1.78	3.07		(0.09)	0.55
Total from investment operations	(0.53)	1.63	2.95		(0.22)	0.41
Distributions:
Dividends from net investment income	—	—	—		—	(0.01)
Dividends from net realized gains	(1.34)	(2.07)	—		—	—
Total distributions	(1.34)	(2.07)	—		—	(0.01)
Net asset value, end of year	$12.46	$14.33	$14.77		$11.82	$12.04
Ratios and supplemental data:
Total return(b)	(4.20% )	12.14%	24.96%		(1.83% )	3.55%
Net assets, end of year (000)	$23,025	$31,009	$30,726		$21,384	$23,463
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.63%	1.62%	1.69%		1.74%	1.84%
Ratio of net investment income (loss) to average net assets	(1.05% )	(1.06% )	(0.88%	)	(1.10% )	(1.08% )

	Year Ended October 31,
	2015	2014	2013		2012	2011
Portfolio turnover rate	78.1%	152.7%	248.3%		139.8%	97.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

196	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013		2012	2011
Net asset value, beginning of year	$13.83	$14.42	$11.63		$11.93	$11.60
Income from investment operations:
Net investment income (loss)(a)	(0.23)	(0.24)	(0.20)		(0.22)	(0.24)
Net realized and unrealized gain (loss)	(0.36)	1.72	2.99		(0.08)	0.57
Total from investment operations	(0.59)	1.48	2.79		(0.30)	0.33
Distributions:
Dividends from net investment income	—	—	—		—	—
Dividends from net realized gains	(1.34)	(2.07)	—		—	—
Total distributions	(1.34)	(2.07)	—		—	—
Net asset value, end of year	$11.90	$13.83	$14.42		$11.63	$11.93
Ratios and supplemental data:
Total return(b)	(4.83% )	11.28%	23.99%		(2.51% )	2.84%
Net assets, end of year (000)	$1,566	$1,682	$1,633		$1,338	$1,451
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%		2.25%	2.25%
Ratio of gross expenses to average net assets prior to expense reductions	2.38%	2.37%	2.44%		2.49%	2.61%
Ratio of net investment income (loss) to average net assets	(1.80% )	(1.81% )	(1.60%	)	(1.84% )	(1.81%	)

	CLASS C
	Year Ended October 31,
	2015	2014	2013		2012	2011
Net asset value, beginning of year	$13.83	$14.42	$11.64		$11.93	$11.60
Income from investment operations:
Net investment income (loss)(a)	(0.23)	(0.24)	(0.20)		(0.22)	(0.24)
Net realized and unrealized gain (loss)	(0.37)	1.72	2.98		(0.07)	0.57
Total from investment operations	(0.60)	1.48	2.78		(0.29)	0.33
Distributions:
Dividends from net investment income	—	—	—		—	—
Dividends from net realized gains	(1.34)	(2.07)	—		—	—
Total distributions	(1.34)	(2.07)	—		—	—
Net asset value, end of year	$11.89	$13.83	$14.42		$11.64	$11.93
Ratios and supplemental data:
Total return(b)	(4.91% )	11.30%	23.88%		(2.43% )	2.84%
Net assets, end of year (000)	$2,370	$2,542	$2,553		$2,274	$2,524
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%		2.25%	2.25%
Ratio of gross expenses to average net assets prior to expense reductions	2.38%	2.37%	2.45%		2.49%	2.59%
Ratio of net investment income (loss) to average net assets	(1.80% )	(1.80% )	(1.56%	)	(1.84% )	(1.82%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Discovery Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013		2012	2011
Net asset value, beginning of year	$14.50	$14.89	$11.89		$12.07	$11.65
Income from investment operations:
Net investment income (loss)(a)	(0.11)	(0.11)	(0.08)		(0.10)	(0.12)
Net realized and unrealized gain (loss)	(0.39)	1.79	3.08		(0.08)	0.57
Total from investment operations	(0.50)	1.68	3.00		(0.18)	0.45
Distributions:
Dividends from net investment income	—	—	—		—	(0.03)
Dividends from net realized gains	(1.34)	(2.07)	—		—	—
Total distributions	(1.34)	(2.07)	—		—	(0.03)
Net asset value, end of year	$12.66	$14.50	$14.89		$11.89	$12.07
Ratios and supplemental data:
Total return(b)	(3.92% )	12.40%	25.23%		(1.49% )	3.82%
Net assets, end of year (000)	$9,575	$10,519	$11,062		$8,608	$7,738
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%		1.25%	1.25%
Ratio of gross expenses to average net assets prior to expense reductions	1.38%	1.37%	1.44%		1.49%	1.54%
Ratio of net investment income (loss) to average net assets	(0.80% )	(0.81% )	(0.60%	)	(0.83% )	(0.89% )

	CLASS R
	Year Ended October 31,
	2015	2014	2013		2012	2011
Net asset value, beginning of year	$14.18	$14.66	$11.77		$12.01	$11.63
Income from investment operations:
Net investment income (loss)(a)	(0.17)	(0.18)	(0.14)		(0.16)	(0.17)
Net realized and unrealized gain (loss)	(0.38)	1.77	3.03		(0.08)	0.55
Total from investment operations	(0.55)	1.59	2.89		(0.24)	0.38
Distributions:
Dividends from net investment income	—	—	—		—	—
Dividends from net realized gains	(1.34)	(2.07)	—		—	—
Total distributions	(1.34)	(2.07)	—		—	—
Net asset value, end of year	$12.29	$14.18	$14.66		$11.77	$12.01
Ratios and supplemental data:
Total return(b)	(4.40% )	11.93%	24.55%		(2.00% )	3.27%
Net assets, end of year (000)	$1,676	$1,822	$1,787		$1,175	$1,201
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%		1.75%	1.75%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.87%	1.94%		1.99%	2.13%
Ratio of net investment income (loss) to average net assets	(1.30% )	(1.31% )	(1.11%	)	(1.34% )	(1.29% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

198	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,		August 5, 2013* through October 31,
	2015	2014	2013
Net asset value, beginning of period	$10.78	$10.36	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.17	0.39	0.05
Net realized and unrealized gain (loss)	(0.15)	0.24	0.31
Total from investment operations	0.02	0.63	0.36
Distributions:
Dividends from net investment income	(0.15)	(0.18)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.28)	(0.21)	—
Net asset value, end of period	$10.52	$10.78	$10.36
Ratios and supplemental data:
Total return(b)	0.21%	6.12%	3.60%
Net assets, end of year (000)	$28,030	$28,365	$25,922
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.74%	1.73%	2.14%	(c)
Ratio of net investment income (loss) to average net assets	1.66%	3.68%	1.99%	(c)

	Year Ended October 31,		August 5, 2013* through October 31,
	2015	2014	2013
Portfolio turnover rate	107.6%	130.0%	20.7%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Dividend Growth Fund    Financial Highlights

	CLASS C
	Year Ended October 31,		August 5, 2013* through October 31,
	2015	2014	2013
Net asset value, beginning of period	$10.74	$10.34	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.08	0.31	0.03
Net realized and unrealized gain (loss)	(0.15)	0.25	0.31
Total from investment operations	(0.07)	0.56	0.34
Distributions:
Dividends from net investment income	(0.13)	(0.13)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.26)	(0.16)	—
Net asset value, end of period	$10.41	$10.74	$10.34
Ratios and supplemental data:
Total return(b)	(0.63% )	5.40%	3.40%
Net assets, end of year (000)	$702	$418	$253
Ratio of net expenses to average net assets	2.10%	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.51%	2.44%	3.35%	(c)
Ratio of net investment income (loss) to average net assets	0.77%	2.90%	1.39%	(c)

	CLASS I
	Year Ended October 31,		August 5, 2013* through October 31,
	2015	2014	2013
Net asset value, beginning of period	$10.79	$10.37	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.20	0.42	0.05
Net realized and unrealized gain (loss)	(0.16)	0.23	0.32
Total from investment operations	0.04	0.65	0.37
Distributions:
Dividends from net investment income	(0.15)	(0.20)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.28)	(0.23)	—
Net asset value, end of period	$10.55	$10.79	$10.37
Ratios and supplemental data:
Total return(b)	0.47%	6.33%	3.70%
Net assets, end of year (000)	$7,375	$8,020	$7,586
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.49%	1.48%	2.13%	(c)
Ratio of net investment income (loss) to average net assets	1.91%	3.97%	2.13%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

200	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

	CLASS R
	Year Ended October 31,		August 5, 2013* through October 31,
	2015	2014	2013
Net asset value, beginning of period	$10.77	$10.35	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.14	0.37	0.04
Net realized and unrealized gain (loss)	(0.15)	0.24	0.31
Total from investment operations	(0.01)	0.61	0.35
Distributions:
Dividends from net investment income	(0.14)	(0.16)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.27)	(0.19)	—
Net asset value, end of period	$10.49	$10.77	$10.35
Ratios and supplemental data:
Total return(b)	(0.04% )	5.89%	3.50%
Net assets, end of year (000)	$110	$110	$104
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.99%	1.98%	3.22%	(c)
Ratio of net investment income (loss) to average net assets	1.38%	3.44%	1.62%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Mid Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,			August 5, 2013* through October 31,
	2015	2014		2013
Net asset value, beginning of period	$11.36	$10.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)	(0.06)		(0.02)
Net realized and unrealized gain (loss)	(0.50)	0.79		0.65
Total from investment operations	(0.54)	0.73		0.63
Distributions:
Dividends from net investment income	—	(0.00	)**	—
Dividends from net realized gains	—	(0.00	)**	—
Return of capital	—	(0.00	)**	—
Total distributions	—	(0.00	)**	—
Net asset value, end of period	$10.82	$11.36		$10.63
Ratios and supplemental data:
Total return(b)	(4.75% )	6.90%		6.30%
Net assets, end of year (000)	$15,090	$37,112		$13,032
Ratio of net expenses to average net assets	1.25%	1.25%		1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.68%	1.68%		5.58%	(c)
Ratio of net investment income (loss) to average net assets	(0.38% )	(0.58%	)	(0.72%	)(c)

	Year Ended October 31,			August 5, 2013* through October 31,
	2015	2014		2013
Portfolio turnover rate	75.9%	69.2%		12.0%

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

202	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS C
	Year Ended October 31,			August 5, 2013* through October 31,
	2015	2014		2013
Net asset value, beginning of period	$11.26	$10.61		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.14)	(0.14)		(0.04)
Net realized and unrealized gain (loss)	(0.48)	0.79		0.65
Total from investment operations	(0.62)	0.65		0.61
Distributions:
Dividends from net investment income	—	—		—
Dividends from net realized gains	—	(0.00	)**	—
Total distributions	—	(0.00	)**	—
Net asset value, end of period	$10.64	$11.26		$10.61
Ratios and supplemental data:
Total return(b)	(5.51% )	6.13%		6.10%
Net assets, end of year (000)	$569	$583		$122
Ratio of net expenses to average net assets	2.00%	2.00%		2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.45%	2.41%		6.60%	(c)
Ratio of net investment income (loss) to average net assets	(1.18% )	(1.32%	)	(1.57%	)(c)

	CLASS I
	Year Ended October 31,			August 5, 2013* through October 31,
	2015	2014		2013
Net asset value, beginning of period	$11.40	$10.64		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)	(0.04)		(0.01)
Net realized and unrealized gain (loss)	(0.50)	0.81		0.65
Total from investment operations	(0.52)	0.77		0.64
Distributions:
Dividends from net investment income	—	(0.01)		—
Dividends from net realized gains	—	(0.00	)**	—
Return of capital	—	(0.00	)**	—
Total distributions	—	(0.01)		—
Net asset value, end of period	$10.88	$11.40		$10.64
Ratios and supplemental data:
Total return(b)	(4.56% )	7.21%		6.40%
Net assets, end of year (000)	$6,629	$9,730		$7,299
Ratio of net expenses to average net assets	1.00%	1.00%		1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.44%	1.46%		5.59%	(c)
Ratio of net investment income (loss) to average net assets	(0.16% )	(0.33%	)	(0.54%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS R
	Year Ended October 31,			August 5, 2013* through October 31,
	2015	2014		2013
Net asset value, beginning of period	$11.33	$10.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.09)		(0.03)
Net realized and unrealized gain (loss)	(0.49)	0.79		0.66
Total from investment operations	(0.57)	0.70		0.63
Distributions:
Dividends from net investment income	—	—		—
Dividends from net realized gains	—	(0.00	)**	—
Total distributions	—	(0.00	)**	—
Net asset value, end of period	$10.76	$11.33		$10.63
Ratios and supplemental data:
Total return(b)	(5.03% )	6.59%		6.30%
Net assets, end of year (000)	$108	$113		$106
Ratio of net expenses to average net assets	1.50%	1.50%		1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.96%	1.98%		6.13%	(c)
Ratio of net investment income (loss) to average net assets	(0.67% )	(0.82%	)	(1.06%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

204	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.27	$19.24	$17.27	$16.32	$15.46
Income from investment operations:
Net investment income (loss)(a)	0.09	0.09	0.09	0.06	(0.04)
Net realized and unrealized gain (loss)	0.02	0.02	1.92	0.89	0.90
Total from investment operations	0.11	0.11	2.01	0.95	0.86
Distributions:
Dividends from net investment income	—	(0.08)	(0.04)	—	—
Dividends from net realized gains	(2.11)	—	—	—	—
Total distributions	(2.11)	(0.08)	(0.04)	—	—
Net asset value, end of year	$17.27	$19.27	$19.24	$17.27	$16.32
Ratios and supplemental data:
Total return(b)	0.94%	0.57%	11.64%	5.82%	5.56%
Net assets, end of year (000)	$209,548	$254,400	$368,964	$459,516	$238,764
Ratio of net expenses to average net assets	1.31%	1.39%	1.40%	1.40%	1.49%
Ratio of gross expenses to average net assets prior to expense reductions	1.31%	1.39%	1.48%	1.59%	1.58%
Ratio of net investment income (loss) to average net assets	0.52%	0.43%	0.50%	0.36%	(0.21%	)

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	65.0%	81.6%	73.4%	55.7%	59.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos International Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value, beginning of year	$18.20	$18.24		$16.45		$15.67		$14.96
Income from investment operations:
Net investment income (loss)(a)	(0.05)	(0.09)		(0.05)		(0.07)		(0.16)
Net realized and unrealized gain (loss)	0.02	0.05		1.84		0.85		0.87
Total from investment operations	(0.03)	(0.04)		1.79		0.78		0.71
Distributions:
Dividends from net investment income	—	—		—		—		—
Dividends from net realized gains	(2.11)	—		—		—		—
Total distributions	(2.11)	—		—		—		—
Net asset value, end of year	$16.06	$18.20		$18.24		$16.45		$15.67
Ratios and supplemental data:
Total return(b)	0.15%	(0.22%	)	10.88%		4.98%		4.75%
Net assets, end of year (000)	$1,103	$2,302		$5,995		$9,542		$13,500
Ratio of net expenses to average net assets	2.06%	2.15%		2.15%		2.15%		2.25%
Ratio of gross expenses to average net assets prior to expense reductions	2.06%	2.15%		2.23%		2.34%		2.32%
Ratio of net investment income (loss) to average net assets	(0.29% )	(0.46%	)	(0.26%	)	(0.45%	)	(1.01%	)

	CLASS C
	Year Ended October 31,
	2015	2014		2013		2012		2011
Net asset value, beginning of year	$18.18	$18.21		$16.43		$15.65		$14.94
Income from investment operations:
Net investment income (loss)(a)	(0.04)	(0.06)		(0.04)		(0.06)		(0.16)
Net realized and unrealized gain (loss)	0.01	0.03		1.82		0.84		0.87
Total from investment operations	(0.03)	(0.03)		1.78		0.78		0.71
Distributions:
Dividends from net investment income	—	—		—		—		—
Dividends from net realized gains	(2.11)	—		—		—		—
Total distributions	(2.11)	—		—		—		—
Net asset value, end of year	$16.04	$18.18		$18.21		$16.43		$15.65
Ratios and supplemental data:
Total return(b)	0.15%	(0.16%	)	10.83%		4.98%		4.75%
Net assets, end of year (000)	$47,996	$59,756		$65,622		$65,621		$53,355
Ratio of net expenses to average net assets	2.06%	2.13%		2.15%		2.15%		2.25%
Ratio of gross expenses to average net assets prior to expense reductions	2.06%	2.13%		2.23%		2.34%		2.32%
Ratio of net investment income (loss) to average net assets	(0.23% )	(0.32%	)	(0.23%	)	(0.41%	)	(0.98%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

206	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.50	$19.48	$17.47	$16.47	$15.57
Income from investment operations:
Net investment income (loss)(a)	0.14	0.13	0.14	0.10	0.01
Net realized and unrealized gain (loss)	0.01	0.03	1.94	0.90	0.89
Total from investment operations	0.15	0.16	2.08	1.00	0.90
Distributions:
Dividends from net investment income	—	(0.14)	(0.07)	—	—
Dividends from net realized gains	(2.11)	—	—	—	—
Total distributions	(2.11)	(0.14)	(0.07)	—	—
Net asset value, end of year	$17.54	$19.50	$19.48	$17.47	$16.47
Ratios and supplemental data:
Total return(b)	1.16%	0.80%	11.97%	6.07%	5.78%
Net assets, end of year (000)	$339,909	$410,485	$460,587	$415,463	$226,298
Ratio of net expenses to average net assets	1.06%	1.14%	1.15%	1.15%	1.23%
Ratio of gross expenses to average net assets prior to expense reductions	1.06%	1.14%	1.23%	1.34%	1.33%
Ratio of net investment income (loss) to average net assets	0.78%	0.66%	0.79%	0.61%	0.07%

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.00	$18.98	$17.06	$16.16	$15.35
Income from investment operations:
Net investment income (loss)(a)	0.05	0.03	0.06	0.02	(0.08)
Net realized and unrealized gain (loss)	0.01	0.03	1.88	0.88	0.89
Total from investment operations	0.06	0.06	1.94	0.90	0.81
Distributions:
Dividends from net investment income	—	(0.04)	(0.02)	—	—
Dividends from net realized gains	(2.11)	—	—	—	—
Total distributions	(2.11)	(0.04)	(0.02)	—	—
Net asset value, end of year	$16.95	$19.00	$18.98	$17.06	$16.16
Ratios and supplemental data:
Total return(b)	0.66%	0.33%	11.36%	5.57%	5.28%
Net assets, end of year (000)	$8,861	$14,650	$19,550	$12,016	$3,667
Ratio of net expenses to average net assets	1.56%	1.64%	1.65%	1.65%	1.73%
Ratio of gross expenses to average net assets prior to expense reductions	1.56%	1.64%	1.73%	1.84%	1.84%
Ratio of net investment income (loss) to average net assets	0.29%	0.14%	0.33%	0.11%	(0.46%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.73	$13.97	$12.83	$12.47	$12.42
Income from investment operations:
Net investment income (loss)(a)	0.02	0.06	0.03	0.04	0.01
Net realized and unrealized gain (loss)	(1.31)	(0.18)	1.11	0.32	0.08
Total from investment operations	(1.29)	(0.12)	1.14	0.36	0.09
Distributions:
Dividends from net investment income	(0.03)	(0.01)	—	—	(0.04)
Dividends from net realized gains	(0.30)	(0.11)	—	—	—
Dividends from return of capital	(0.00)*	—	—	—	—
Total distributions	(0.33)	(0.12)	—	—	(0.04)
Net asset value, end of year	$12.11	$13.73	$13.97	$12.83	$12.47
Ratios and supplemental data:
Total return(b)	(9.56% )	(0.84% )	8.89%	2.89%	0.68%
Net assets, end of year (000)	$121,946	$168,332	$164,273	$138,718	$104,365
Ratio of net expenses to average net assets	1.65%	1.61%	1.63%	1.60%	1.58%
Ratio of gross expenses to average net assets prior to expense reductions	1.65%	1.61%	1.63%	1.60%	1.58%
Ratio of net investment income (loss) to average net assets	0.14%	0.45%	0.23%	0.32%	0.08%

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	58.8%	99.9%	85.8%	50.1%	67.4%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

208	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013		2012		2011
Net asset value, beginning of year	$13.26	$13.59	$12.58		$12.32		$12.32
Income from investment operations:
Net investment income (loss)(a)	(0.08)	(0.03)	(0.07)		(0.06)		(0.09)
Net realized and unrealized gain (loss)	(1.26)	(0.19)	1.08		0.32		0.09
Total from investment operations	(1.34)	(0.22)	1.01		0.26		—
Distributions:
Dividends from net investment income	—	—	—		—		—
Dividends from net realized gains	(0.30)	(0.11)	—		—		—
Dividends from return of capital	(0.00)*	—	—		—		—
Total distributions	(0.30)	(0.11)	—		—		—
Net asset value, end of year	$11.62	$13.26	$13.59		$12.58		$12.32
Ratios and supplemental data:
Total return(b)	(10.25% )	(1.59% )	8.03%		2.11%		0.00%
Net assets, end of year (000)	$483	$713	$1,788		$1,595		$1,815
Ratio of net expenses to average net assets	2.40%	2.35%	2.38%		2.34%		2.33%
Ratio of gross expenses to average net assets prior to expense reductions	2.40%	2.35%	2.38%		2.34%		2.33%
Ratio of net investment income (loss) to average net assets	(0.60% )	(0.23% )	(0.52%	)	(0.46%	)	(0.71%	)

	CLASS C
	Year Ended October 31,
	2015	2014	2013		2012		2011
Net asset value, beginning of year	$13.26	$13.59	$12.57		$12.31		$12.31
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.04)	(0.06)		(0.05)		(0.09)
Net realized and unrealized gain (loss)	(1.27)	(0.18)	1.08		0.31		0.09
Total from investment operations	(1.34)	(0.22)	1.02		0.26		—
Distributions:
Dividends from net investment income	—	—	—		—		(0.00	)*
Dividends from net realized gains	(0.30)	(0.11)	—		—		—
Dividends from return of capital	(0.00)*	—	—		—		—
Total distributions	(0.30)	(0.11)	—		—		—
Net asset value, end of year	$11.62	$13.26	$13.59		$12.57		$12.31
Ratios and supplemental data:
Total return(b)	(10.25% )	(1.59% )	8.11%		2.11%		0.00%
Net assets, end of year (000)	$36,532	$44,611	$34,022		$21,527		$8,913
Ratio of net expenses to average net assets	2.40%	2.37%	2.39%		2.35%		2.33%
Ratio of gross expenses to average net assets prior to expense reductions	2.40%	2.37%	2.39%		2.35%		2.33%
Ratio of net investment income (loss) to average net assets	(0.59% )	(0.33% )	(0.50%	)	(0.41%	)	(0.66%	)

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.83	$14.07	$12.92	$12.54	$12.46
Income from investment operations:
Net investment income (loss)(a)	0.05	0.09	0.07	0.07	0.04
Net realized and unrealized gain (loss)	(1.32)	(0.18)	1.11	0.32	0.09
Total from investment operations	(1.27)	(0.09)	1.18	0.39	0.13
Distributions:
Dividends from net investment income	(0.07)	(0.04)	(0.03)	(0.01)	(0.05)
Dividends from net realized gains	(0.30)	(0.11)	—	—	—
Dividends from return of capital	(0.00)*	—	—	—	—
Total distributions	(0.37)	(0.15)	(0.03)	(0.01)	(0.05)
Net asset value, end of year	$12.19	$13.83	$14.07	$12.92	$12.54
Ratios and supplemental data:
Total return(b)	(9.35% )	(0.60% )	9.16%	3.11%	1.05%
Net assets, end of year (000)	$351,571	$436,546	$311,823	$175,572	$89,205
Ratio of net expenses to average net assets	1.40%	1.37%	1.39%	1.35%	1.33%
Ratio of gross expenses to average net assets prior to expense reductions	1.40%	1.37%	1.39%	1.35%	1.33%
Ratio of net investment income (loss) to average net assets	0.42%	0.65%	0.53%	0.59%	0.33%

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.62	$13.88	$12.78	$12.45	$12.39
Income from investment operations:
Net investment income (loss)(a)	(0.01)	0.04	—	0.01	(0.03)
Net realized and unrealized gain (loss)	(1.31)	(0.19)	1.10	0.32	0.09
Total from investment operations	(1.32)	(0.15)	1.10	0.33	0.06
Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	(0.30)	(0.11)	—	—	—
Dividends from return of capital	(0.00)*	—	—	—	—
Total distributions	(0.30)	(0.11)	—	—	—
Net asset value, end of year	$12.00	$13.62	$13.88	$12.78	$12.45
Ratios and supplemental data:
Total return(b)	(9.83% )	(1.05% )	8.61%	2.65%	0.48%
Net assets, end of year (000)	$1,982	$1,361	$1,908	$1,555	$1,274
Ratio of net expenses to average net assets	1.91%	1.86%	1.88%	1.84%	1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.91%	1.86%	1.88%	1.84%	1.83%
Ratio of net investment income (loss) to average net assets	(0.04% )	0.28%	(0.04% )	0.05%	(0.21% )

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

210	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,	December 31, 2013* through October 31,
	2015	2014
Net asset value, beginning of year	$9.84	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)	0.02
Net realized and unrealized gain (loss)	(1.37)	(0.18)
Total from investment operations	(1.38)	(0.16)
Distributions:
Dividends from net investment income	(0.05)	—
Dividends from net realized gains	—	—
Total distributions	(0.05)	—
Net asset value, end of year	$8.41	$9.84
Ratios and supplemental data:
Total return(b)	(14.09% )	(1.60%	)
Net assets, end of year (000)	$4,465	$5,360
Ratio of net expenses to average net assets	1.75%	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.43%	3.45%	(c)
Ratio of net investment income (loss) to average net assets	(0.14% )	0.24%	(c)

	Year Ended October 31,	December 31, 2013* through October 31,
	2015	2014
Portfolio turnover rate	68.0%	109.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS C
	Year Ended October 31,	December 31, 2013* through October 31,
	2015	2014
Net asset value, beginning of year	$9.78	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.04)
Net realized and unrealized gain (loss)	(1.37)	(0.18)
Total from investment operations	(1.44)	(0.22)
Distributions:
Dividends from net investment income	—	—
Dividends from net realized gains	—	—
Total distributions	—	—
Net asset value, end of year	$8.34	$9.78
Ratios and supplemental data:
Total return(b)	(14.72% )	(2.20%	)
Net assets, end of year (000)	$241	$288
Ratio of net expenses to average net assets	2.50%	2.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.22%	4.08%	(c)
Ratio of net investment income (loss) to average net assets	(0.80% )	(0.45%	)(c)

	CLASS I
	Year Ended October 31,	December 31, 2013* through October 31,
	2015	2014
Net asset value, beginning of year	$9.86	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.02	0.04
Net realized and unrealized gain (loss)	(1.39)	(0.18)
Total from investment operations	(1.37)	(0.14)
Distributions:
Dividends from net investment income	(0.06)	—
Dividends from net realized gains	—	—
Total distributions	(0.06)	—
Net asset value, end of year	$8.43	$9.86
Ratios and supplemental data:
Total return(b)	(13.92% )	(1.40%	)
Net assets, end of year (000)	$8,763	$9,701
Ratio of net expenses to average net assets	1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	3.04%	(c)
Ratio of net investment income (loss) to average net assets	0.21%	0.50%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

212	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS R
	Year Ended October 31,	December 31, 2013* through October 31,
	2015	2014
Net asset value, beginning of year	$9.82	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)	—
Net realized and unrealized gain (loss)	(1.37)	(0.18)
Total from investment operations	(1.40)	(0.18)
Distributions:
Dividends from net investment income	(0.02)	—
Dividends from net realized gains	—	—
Total distributions	(0.02)	—
Net asset value, end of year	$8.40	$9.82
Ratios and supplemental data:
Total return(b)	(14.32% )	(1.80%	)
Net assets, end of year (000)	$84	$98
Ratio of net expenses to average net assets	2.00%	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.73%	3.72%	(c)
Ratio of net investment income (loss) to average net assets	(0.30% )	(0.02%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015		2014	2013	2012		2011
Net asset value, beginning of year	$15.67		$14.97	$13.00	$12.14		$11.28
Income from investment operations:
Net investment income (loss)(a)	0.00	*	(0.01)	0.03	(0.02)		(0.07)
Net realized and unrealized gain (loss)	0.62		1.08	1.96	0.88		0.93
Total from investment operations	0.62		1.07	1.99	0.86		0.86
Distributions:
Dividends from net investment income	—		(0.10)	(0.02)	—		—
Dividends from net realized gains	(3.10)		(0.27)	—	—		—
Total distributions	(3.10)		(0.37)	(0.02)	—		—
Net asset value, end of year	$13.19		$15.67	$14.97	$13.00		$12.14
Ratios and supplemental data:
Total return(b)	5.33%		7.25%	15.35%	7.08%		7.62%
Net assets, end of year (000)	$67,141		$87,989	$152,068	$113,260		$51,525
Ratio of net expenses to average net assets	1.34%		1.40%	1.40%	1.40%		1.57%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%		1.40%	1.44%	1.52%		1.66%
Ratio of net investment income (loss) to average net assets	0.00%	**	(0.10% )	0.22%	(0.14%	)	(0.60%	)

	Year Ended October 31,
	2015		2014	2013	2012		2011
Portfolio turnover rate	43.0%		53.3%	75.3%	44.5%		58.8%

*	Amounts are less than $0.005.

**	Amounts are less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Equity Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013		2012		2011
Net asset value, beginning of year	$15.03	$14.38	$12.56		$11.82		$11.06
Income from investment operations:
Net investment income (loss)(a)	(0.10)	(0.12)	(0.07)		(0.11)		(0.16)
Net realized and unrealized gain (loss)	0.59	1.04	1.89		0.85		0.92
Total from investment operations	0.49	0.92	1.82		0.74		0.76
Distributions:
Dividends from net investment income	—	—	—		—		—
Dividends from net realized gains	(3.10)	(0.27)	—		—		—
Total distributions	(3.10)	(0.27)	—		—		—
Net asset value, end of year	$12.42	$15.03	$14.38		$12.56		$11.82
Ratios and supplemental data:
Total return(b)	4.54%	6.49%	14.49%		6.26%		6.87%
Net assets, end of year (000)	$490	$1,171	$2,751		$2,519		$2,603
Ratio of net expenses to average net assets	2.09%	2.16%	2.15%		2.15%		2.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	2.16%	2.19%		2.28%		2.42%
Ratio of net investment income (loss) to average net assets	(0.76% )	(0.81% )	(0.53%	)	(0.90%	)	(1.37%	)

	CLASS C
	Year Ended October 31,
	2015	2014	2013		2012		2011
Net asset value, beginning of year	$15.00	$14.36	$12.54		$11.80		$11.04
Income from investment operations:
Net investment income (loss)(a)	(0.09)	(0.12)	(0.07)		(0.11)		(0.16)
Net realized and unrealized gain (loss)	0.58	1.03	1.89		0.85		0.92
Total from investment operations	0.49	0.91	1.82		0.74		0.76
Distributions:
Dividends from net investment income	—	—	—		—		—
Dividends from net realized gains	(3.10)	(0.27)	—		—		—
Total distributions	(3.10)	(0.27)	—		—		—
Net asset value, end of year	$12.39	$15.00	$14.36		$12.54		$11.80
Ratios and supplemental data:
Total return(b)	4.55%	6.43%	14.51%		6.27%		6.88%
Net assets, end of year (000)	$21,227	$28,811	$32,975		$25,749		$10,359
Ratio of net expenses to average net assets	2.09%	2.14%	2.15%		2.15%		2.32%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	2.14%	2.19%		2.27%		2.41%
Ratio of net investment income (loss) to average net assets	(0.76% )	(0.82% )	(0.51%	)	(0.89%	)	(1.33%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Equity Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012		2011
Net asset value, beginning of year	$15.81	$15.11	$13.11	$12.22		$11.31
Income from investment operations:
Net investment income (loss)(a)	0.04	0.02	0.06	0.02		(0.04)
Net realized and unrealized gain (loss)	0.63	1.09	1.99	0.87		0.95
Total from investment operations	0.67	1.11	2.05	0.89		0.91
Distributions:
Dividends from net investment income	—	(0.14)	(0.05)	—		—
Dividends from net realized gains	(3.10)	(0.27)	—	—		—
Total distributions	(3.10)	(0.41)	(0.05)	—		—
Net asset value, end of year	$13.38	$15.81	$15.11	$13.11		$12.22
Ratios and supplemental data:
Total return(b)	5.64%	7.48%	15.65%	7.28%		8.05%
Net assets, end of year (000)	$96,390	$101,511	$212,913	$220,364		$63,563
Ratio of net expenses to average net assets	1.09%	1.15%	1.15%	1.15%		1.27%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.15%	1.19%	1.27%		1.39%
Ratio of net investment income (loss) to average net assets	0.26%	0.15%	0.46%	0.13%		(0.29%	)

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012		2011
Net asset value, beginning of year	$15.42	$14.75	$12.83	$12.02		$11.19
Income from investment operations:
Net investment income (loss)(a)	(0.03)	(0.04)	0.00 **	(0.06)		(0.10)
Net realized and unrealized gain (loss)	0.60	1.05	1.93	0.87		0.93
Total from investment operations	0.57	1.01	1.93	0.81		0.83
Distributions:
Dividends from net investment income	—	(0.07)	(0.01)	—		—
Dividends from net realized gains	(3.10)	(0.27)	—	—		—
Total distributions	(3.10)	(0.34)	(0.01)	—		—
Net asset value, end of year	$12.89	$15.42	$14.75	$12.83		$12.02
Ratios and supplemental data:
Total return(b)	5.03%	6.97%	15.07%	6.74%		7.42%
Net assets, end of year (000)	$7,142	$8,314	$9,369	$4,693		$1,709
Ratio of net expenses to average net assets	1.59%	1.64%	1.65%	1.65%		1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.59%	1.64%	1.69%	1.78%		1.91%
Ratio of net investment income (loss) to average net assets	(0.25% )	(0.29% )	0.00%	(0.45%	)	(0.85%	)

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

216	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$35.22	$35.84	$32.64	$32.12	$30.15
Income from investment operations:
Net investment income (loss)(a)	0.60	0.60	0.64	0.52	0.51
Net realized and unrealized gain (loss)	0.51	2.78	3.70	0.66	1.89
Total from investment operations	1.11	3.38	4.34	1.18	2.40
Distributions:
Dividends from net investment income	(0.89)	(0.80)	(0.27)	(0.66)	(0.43)
Dividends from net realized gains	(3.76)	(3.20)	(0.87)	—	—
Total distributions	(4.65)	(4.00)	(1.14)	(0.66)	(0.43)
Net asset value, end of year	$31.68	$35.22	$35.84	$32.64	$32.12
Ratios and supplemental data:
Total return(b)	3.50%	10.33%	13.72%	3.73%	8.04%
Net assets, end of year (000)	$1,105,102	$1,316,498	$1,614,236	$1,974,535	$2,017,175
Ratio of net expenses to average net assets	1.10%	1.09%	1.09%	1.09%	1.08%
Ratio of gross expenses to average net assets prior to expense reductions	1.10%	1.09%	1.09%	1.09%	1.08%
Ratio of net investment income (loss) to average net assets	1.86%	1.76%	1.92%	1.62%	1.60%

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	23.8%	32.8%	59.5%	42.8%	55.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$41.04	$41.04	$37.26	$36.47	$34.22
Income from investment operations:
Net investment income (loss)(a)	0.42	0.54	0.70	0.36	0.32
Net realized and unrealized gain (loss)	0.61	3.21	4.23	0.77	2.14
Total from investment operations	1.03	3.75	4.93	1.13	2.46
Distributions:
Dividends from net investment income	(0.55)	(0.55)	(0.28)	(0.34)	(0.21)
Dividends from net realized gains	(3.76)	(3.20)	(0.87)	—	—
Total distributions	(4.31)	(3.75)	(1.15)	(0.34)	(0.21)
Net asset value, end of year	$37.76	$41.04	$41.04	$37.26	$36.47
Ratios and supplemental data:
Total return(b)	2.72%	9.88%	13.59%	3.12%	7.21%
Net assets, end of year (000)	$9,647	$19,972	$49,769	$92,658	$184,989
Ratio of net expenses to average net assets	1.85%	1.44%	1.18%	1.73%	1.82%
Ratio of gross expenses to average net assets prior to expense reductions	1.85%	1.44%	1.18%	1.73%	1.82%
Ratio of net investment income (loss) to average net assets	1.09%	1.37%	1.85%	0.97%	0.88%

	CLASS C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$35.34	$35.78	$32.76	$32.23	$30.30
Income from investment operations:
Net investment income (loss)(a)	0.36	0.35	0.39	0.28	0.27
Net realized and unrealized gain (loss)	0.51	2.77	3.71	0.67	1.91
Total from investment operations	0.87	3.12	4.10	0.95	2.18
Distributions:
Dividends from net investment income	(0.64)	(0.36)	(0.21)	(0.42)	(0.25)
Dividends from net realized gains	(3.76)	(3.20)	(0.87)	—	—
Total distributions	(4.40)	(3.56)	(1.08)	(0.42)	(0.25)
Net asset value, end of year	$31.81	$35.34	$35.78	$32.76	$32.23
Ratios and supplemental data:
Total return(b)	2.73%	9.48%	12.88%	2.97%	7.23%
Net assets, end of year (000)	$889,516	$1,009,029	$1,093,074	$1,255,629	$1,344,781
Ratio of net expenses to average net assets	1.85%	1.84%	1.84%	1.84%	1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.85%	1.84%	1.84%	1.84%	1.83%
Ratio of net investment income (loss) to average net assets	1.11%	1.02%	1.17%	0.87%	0.86%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

218	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$34.28	$35.07	$31.91	$31.41	$29.48
Income from investment operations:
Net investment income (loss)(a)	0.66	0.68	0.71	0.59	0.58
Net realized and unrealized gain (loss)	0.50	2.69	3.62	0.65	1.84
Total from investment operations	1.16	3.37	4.33	1.24	2.42
Distributions:
Dividends from net investment income	(0.97)	(0.96)	(0.30)	(0.74)	(0.49)
Dividends from net realized gains	(3.76)	(3.20)	(0.87)	—	—
Total distributions	(4.73)	(4.16)	(1.17)	(0.74)	(0.49)
Net asset value, end of year	$30.71	$34.28	$35.07	$31.91	$31.41
Ratios and supplemental data:
Total return(b)	3.79%	10.60%	13.99%	4.01%	8.31%
Net assets, end of year (000)	$577,449	$688,258	$668,124	$915,394	$856,632
Ratio of net expenses to average net assets	0.85%	0.84%	0.84%	0.84%	0.83%
Ratio of gross expenses to average net assets prior to expense reductions	0.85%	0.84%	0.84%	0.84%	0.83%
Ratio of net investment income (loss) to average net assets	2.11%	2.04%	2.18%	1.87%	1.85%

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$34.99	$35.57	$32.46	$31.95	$30.02
Income from investment operations:
Net investment income (loss)(a)	0.51	0.51	0.55	0.44	0.43
Net realized and unrealized gain (loss)	0.52	2.75	3.69	0.66	1.88
Total from investment operations	1.03	3.26	4.24	1.10	2.31
Distributions:
Dividends from net investment income	(0.81)	(0.64)	(0.26)	(0.59)	(0.38)
Dividends from net realized gains	(3.76)	(3.20)	(0.87)	—	—
Total distributions	(4.57)	(3.84)	(1.13)	(0.59)	(0.38)
Net asset value, end of year	$31.45	$34.99	$35.57	$32.46	$31.95
Ratios and supplemental data:
Total return(b)	3.26%	10.04%	13.44%	3.49%	7.75%
Net assets, end of year (000)	$15,307	$18,547	$22,181	$22,265	$15,486
Ratio of net expenses to average net assets	1.35%	1.34%	1.34%	1.34%	1.33%
Ratio of gross expenses to average net assets prior to expense reductions	1.35%	1.34%	1.34%	1.34%	1.33%
Ratio of net investment income (loss) to average net assets	1.61%	1.52%	1.66%	1.37%	1.34%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.22	$11.78	$10.88	$10.77	$10.16
Income from investment operations:
Net investment income (loss)(a)	0.10	0.11	0.10	0.11	0.11
Net realized and unrealized gain (loss)	0.06	0.36	1.13	0.21	0.50
Total from investment operations	0.16	0.47	1.23	0.32	0.61
Distributions:
Dividends from net investment income	(0.04)	(0.29)	(0.09)	(0.21)	—
Dividends from net realized gains	(1.71)	(1.74)	(0.24)	—	—
Total distributions	(1.75)	(2.03)	(0.33)	(0.21)	—
Net asset value, end of year	$8.63	$10.22	$11.78	$10.88	$10.77
Ratios and supplemental data:
Total return(b)	2.02%	4.77%	11.60%	3.03%	6.00%
Net assets, end of year (000)	$111,615	$146,431	$210,537	$304,914	$373,595
Ratio of net expenses to average net assets	1.49%	1.44%	1.41%	1.32%	1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.49%	1.44%	1.41%	1.32%	1.32%
Ratio of net investment income (loss) to average net assets	1.18%	1.01%	0.92%	1.06%	1.01%

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	54.7%	72.6%	48.2%	55.1%	73.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

220	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.37	$11.86	$10.97	$10.85	$10.32
Income from investment operations:
Net investment income (loss)(a)	0.04	0.02	0.02	0.03	0.03
Net realized and unrealized gain (loss)	0.05	0.38	1.14	0.21	0.50
Total from investment operations	0.09	0.40	1.16	0.24	0.53
Distributions:
Dividends from net investment income	—	(0.15)	(0.03)	(0.12)	—
Dividends from net realized gains	(1.71)	(1.74)	(0.24)	—	—
Total distributions	(1.71)	(1.89)	(0.27)	(0.12)	—
Net asset value, end of year	$8.75	$10.37	$11.86	$10.97	$10.85
Ratios and supplemental data:
Total return(b)	1.18%	4.04%	10.77%	2.25%	5.14%
Net assets, end of year (000)	$2,096	$4,937	$10,884	$16,654	$30,770
Ratio of net expenses to average net assets	2.23%	2.19%	2.16%	2.07%	2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	2.19%	2.16%	2.07%	2.07%
Ratio of net investment income (loss) to average net assets	0.42%	0.22%	0.17%	0.30%	0.26%

	CLASS C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.50	$11.06	$10.25	$10.15	$9.65
Income from investment operations:
Net investment income (loss)(a)	0.03	0.03	0.02	0.03	0.03
Net realized and unrealized gain (loss)	0.05	0.33	1.06	0.20	0.47
Total from investment operations	0.08	0.36	1.08	0.23	0.50
Distributions:
Dividends from net investment income	—	(0.18)	(0.03)	(0.13)	—
Dividends from net realized gains	(1.71)	(1.74)	(0.24)	—	—
Total distributions	(1.71)	(1.92)	(0.27)	(0.13)	—
Net asset value, end of year	$7.87	$9.50	$11.06	$10.25	$10.15
Ratios and supplemental data:
Total return(b)	1.19%	3.98%	10.82%	2.29%	5.18%
Net assets, end of year (000)	$119,620	$151,091	$185,577	$235,194	$282,801
Ratio of net expenses to average net assets	2.24%	2.19%	2.16%	2.07%	2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.24%	2.19%	2.16%	2.07%	2.07%
Ratio of net investment income (loss) to average net assets	0.43%	0.27%	0.17%	0.31%	0.26%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.43	$11.99	$11.06	$10.96	$10.32
Income from investment operations:
Net investment income (loss)(a)	0.13	0.14	0.13	0.14	0.14
Net realized and unrealized gain (loss)	0.05	0.36	1.15	0.22	0.50
Total from investment operations	0.18	0.50	1.28	0.36	0.64
Distributions:
Dividends from net investment income	(0.06)	(0.32)	(0.11)	(0.26)	—
Dividends from net realized gains	(1.71)	(1.74)	(0.24)	—	—
Total distributions	(1.77)	(2.06)	(0.35)	(0.26)	—
Net asset value, end of year	$8.84	$10.43	$11.99	$11.06	$10.96
Ratios and supplemental data:
Total return(b)	2.23%	4.99%	11.90%	3.32%	6.20%
Net assets, end of year (000)	$146,241	$182,064	$232,583	$986,986	$978,511
Ratio of net expenses to average net assets	1.24%	1.19%	1.14%	1.07%	1.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.24%	1.19%	1.14%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	1.43%	1.29%	1.16%	1.31%	1.25%

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.13	$11.67	$10.79	$10.67	$10.09
Income from investment operations:
Net investment income (loss)(a)	0.08	0.08	0.07	0.08	0.08
Net realized and unrealized gain (loss)	0.05	0.37	1.12	0.21	0.50
Total from investment operations	0.13	0.45	1.19	0.29	0.58
Distributions:
Dividends from net investment income	(0.02)	(0.25)	(0.07)	(0.17)	—
Dividends from net realized gains	(1.71)	(1.74)	(0.24)	—	—
Total distributions	(1.73)	(1.99)	(0.31)	(0.17)	—
Net asset value, end of year	$8.53	$10.13	$11.67	$10.79	$10.67
Ratios and supplemental data:
Total return(b)	1.74%	4.62%	11.27%	2.77%	5.75%
Net assets, end of year (000)	$1,292	$1,741	$1,674	$3,045	$1,567
Ratio of net expenses to average net assets	1.73%	1.69%	1.66%	1.58%	1.57%
Ratio of gross expenses to average net assets prior to expense reductions	1.73%	1.69%	1.66%	1.58%	1.57%
Ratio of net investment income (loss) to average net assets	0.94%	0.77%	0.68%	0.75%	0.77%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

222	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.59	$19.14	$17.70	$19.28	$19.60
Income from investment operations:
Net investment income (loss)(a)	0.44	0.40	0.39	0.37	0.40
Net realized and unrealized gain (loss)	(1.01)	1.14	2.63	(0.33)	0.14
Total from investment operations	(0.57)	1.54	3.02	0.04	0.54
Distributions:
Dividends from net investment income	(0.58)	(0.76)	(0.02)	(0.14)	(0.25)
Dividends from net realized gains	(0.88)	(1.33)	(1.56)	(1.48)	(0.61)
Total distributions	(1.46)	(2.09)	(1.58)	(1.62)	(0.86)
Net asset value, end of year	$16.56	$18.59	$19.14	$17.70	$19.28
Ratios and supplemental data:
Total return(b)	(3.31% )	8.74%	18.50%	0.51%	2.73%
Net assets, end of year (000)	$385,844	$488,842	$514,593	$650,100	$1,269,501
Ratio of net expenses to average net assets	1.13%	1.10%	1.11%	1.10%	1.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.13%	1.10%	1.11%	1.10%	1.07%
Ratio of net investment income (loss) to average net assets	2.53%	2.18%	2.18%	2.07%	2.03%

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	63.0%	68.1%	73.1%	56.6%	65.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Convertible Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$23.29	$23.27	$21.31	$22.89	$23.14
Income from investment operations:
Net investment income (loss)(a)	0.39	0.32	0.31	0.28	0.32
Net realized and unrealized gain (loss)	(1.29)	1.41	3.21	(0.38)	0.15
Total from investment operations	(0.90)	1.73	3.52	(0.10)	0.47
Distributions:
Dividends from net investment income	(0.38)	(0.38)	—	(0.00)*	(0.11)
Dividends from net realized gains	(0.88)	(1.33)	(1.56)	(1.48)	(0.61)
Total distributions	(1.26)	(1.71)	(1.56)	(1.48)	(0.72)
Net asset value, end of year	$21.13	$23.29	$23.27	$21.31	$22.89
Ratios and supplemental data:
Total return(b)	(4.03% )	7.89%	17.63%	(0.25% )	2.01%
Net assets, end of year (000)	$5,420	$9,879	$11,391	$14,256	$21,517
Ratio of net expenses to average net assets	1.88%	1.86%	1.86%	1.85%	1.82%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.86%	1.86%	1.85%	1.82%
Ratio of net investment income (loss) to average net assets	1.74%	1.42%	1.43%	1.32%	1.36%

	CLASS C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.43	$18.87	$17.57	$19.15	$19.51
Income from investment operations:
Net investment income (loss)(a)	0.31	0.26	0.25	0.23	0.25
Net realized and unrealized gain (loss)	(1.00)	1.11	2.61	(0.32)	0.14
Total from investment operations	(0.69)	1.37	2.86	(0.09)	0.39
Distributions:
Dividends from net investment income	(0.45)	(0.48)	—	(0.01)	(0.14)
Dividends from net realized gains	(0.88)	(1.33)	(1.56)	(1.48)	(0.61)
Total distributions	(1.33)	(1.81)	(1.56)	(1.49)	(0.75)
Net asset value, end of year	$16.41	$18.43	$18.87	$17.57	$19.15
Ratios and supplemental data:
Total return(b)	(4.01% )	7.86%	17.62%	(0.24% )	1.99%
Net assets, end of year (000)	$265,686	$319,654	$325,823	$390,649	$584,428
Ratio of net expenses to average net assets	1.88%	1.86%	1.86%	1.85%	1.82%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.86%	1.86%	1.85%	1.82%
Ratio of net investment income (loss) to average net assets	1.78%	1.43%	1.43%	1.32%	1.26%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

224	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.02	$17.74	$16.51	$18.10	$18.44
Income from investment operations:
Net investment income (loss)(a)	0.44	0.41	0.40	0.39	0.42
Net realized and unrealized gain (loss)	(0.93)	1.04	2.44	(0.30)	0.14
Total from investment operations	(0.49)	1.45	2.84	0.09	0.56
Distributions:
Dividends from net investment income	(0.62)	(0.84)	(0.05)	(0.20)	(0.29)
Dividends from net realized gains	(0.88)	(1.33)	(1.56)	(1.48)	(0.61)
Total distributions	(1.50)	(2.17)	(1.61)	(1.68)	(0.90)
Net asset value, end of year	$15.03	$17.02	$17.74	$16.51	$18.10
Ratios and supplemental data:
Total return(b)	(3.11% )	8.99%	18.78%	0.81%	3.00%
Net assets, end of year (000)	$455,702	$553,594	$349,512	$475,526	$759,415
Ratio of net expenses to average net assets	0.88%	0.85%	0.86%	0.85%	0.82%
Ratio of gross expenses to average net assets prior to expense reductions	0.88%	0.85%	0.86%	0.85%	0.82%
Ratio of net investment income (loss) to average net assets	2.77%	2.46%	2.43%	2.33%	2.26%

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.52	$19.03	$17.63	$19.21	$19.55
Income from investment operations:
Net investment income (loss)(a)	0.40	0.35	0.34	0.32	0.34
Net realized and unrealized gain (loss)	(1.01)	1.13	2.62	(0.32)	0.14
Total from investment operations	(0.61)	1.48	2.96	—	0.48
Distributions:
Dividends from net investment income	(0.53)	(0.66)	(0.00)*	(0.10)	(0.21)
Dividends from net realized gains	(0.88)	(1.33)	(1.56)	(1.48)	(0.61)
Total distributions	(1.41)	(1.99)	(1.56)	(1.58)	(0.82)
Net asset value, end of year	$16.50	$18.52	$19.03	$17.63	$19.21
Ratios and supplemental data:
Total return(b)	(3.53% )	8.44%	18.18%	0.29%	2.46%
Net assets, end of year (000)	$2,147	$2,988	$3,074	$3,253	$4,134
Ratio of net expenses to average net assets	1.38%	1.36%	1.36%	1.35%	1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.38%	1.36%	1.36%	1.35%	1.32%
Ratio of net investment income (loss) to average net assets	2.26%	1.92%	1.93%	1.82%	1.72%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	December 31, 2014* through October 31,
	2015
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.13
Net realized and unrealized gain (loss)	(0.13)
Distributions:
Dividends from net investment income	(0.07)
Dividends from net realized gains	—
Total distributions	(0.07)
Net asset value, end of year	$9.93
Ratios and supplemental data:
Total return(b)	—%
Net assets, end of year (000)	$20,550
Ratio of net expenses to average net assets	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.30%	(c)
Ratio of net investment income (loss) to average net assets	1.56%	(c)

	December 31, 2014* through October 31,
	2015
Portfolio turnover rate	28.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

226	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

	CLASS C
	December 31, 2014* through October 31,
	2015
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.07
Net realized and unrealized gain (loss)	(0.12)
Total from investment operations	(0.05)
Distributions:
Dividends from net investment income	(0.05)
Dividends from net realized gains	—
Total distributions	(0.05)
Net asset value, end of year	$9.90
Ratios and supplemental data:
Total return(b)	(0.52%	)
Net assets, end of year (000)	$1,259
Ratio of net expenses to average net assets	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.88%	(c)
Ratio of net investment income (loss) to average net assets	0.84%	(c)

	CLASS I
	December 31, 2014* through October 31,
	2015
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.15
Net realized and unrealized gain (loss)	(0.12)
Total from investment operations	0.03
Distributions:
Dividends from net investment income	(0.08)
Dividends from net realized gains	—
Total distributions	(0.08)
Net asset value, end of year	$9.95
Ratios and supplemental data:
Total return(b)	0.29%
Net assets, end of year (000)	$23,054
Ratio of net expenses to average net assets	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.80%	(c)
Ratio of net investment income (loss) to average net assets	1.81%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Convertible Fund    Financial Highlights

	CLASS R
	December 31, 2014* through October 31,
	2015
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.11
Net realized and unrealized gain (loss)	(0.13)
Total from investment operations	(0.02)
Distributions:
Dividends from net investment income	(0.06)
Dividends from net realized gains	—
Total distributions	(0.06)
Net asset value, end of year	$9.92
Ratios and supplemental data:
Total return(b)	(0.20%	)
Net assets, end of year (000)	$190
Ratio of net expenses to average net assets	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.93%	(c)
Ratio of net investment income (loss) to average net assets	1.35%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

228	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.70	$10.89	$11.15	$11.14	$11.23
Income from investment operations:
Net investment income (loss)(a)	0.26	0.26	0.22	0.22	0.26
Net realized and unrealized gain (loss)	(0.05)	0.12	(0.17)	0.15	0.02
Total from investment operations	0.21	0.38	0.05	0.37	0.28
Distributions:
Dividends from net investment income	(0.28)	(0.53)	(0.26)	(0.32)	(0.28)
Dividends from net realized gains	(0.12)	(0.04)	(0.05)	(0.04)	(0.09)
Total distributions	(0.40)	(0.57)	(0.31)	(0.36)	(0.37)
Net asset value, end of year	$10.51	$10.70	$10.89	$11.15	$11.14
Ratios and supplemental data:
Total return(b)	2.04%	3.71%	0.48%	3.35%	2.64%
Net assets, end of year (000)	$51,462	$67,287	$93,691	$137,672	$115,090
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.13%	1.05%	0.99%	0.98%	0.97%
Ratio of net investment income (loss) to average net assets	2.49%	2.47%	1.97%	1.98%	2.37%

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	80.0%	35.3%	32.5%	34.4%	41.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.70	$10.89	$11.15	$11.14	$11.23
Income from investment operations:
Net investment income (loss)(a)	0.19	0.18	0.13	0.14	0.19
Net realized and unrealized gain (loss)	(0.06)	0.12	(0.16)	0.14	0.01
Total from investment operations	0.13	0.30	(0.03)	0.28	0.20
Distributions:
Dividends from net investment income	(0.20)	(0.45)	(0.18)	(0.23)	(0.20)
Dividends from net realized gains	(0.12)	(0.04)	(0.05)	(0.04)	(0.09)
Total distributions	(0.32)	(0.49)	(0.23)	(0.27)	(0.29)
Net asset value, end of year	$10.51	$10.70	$10.89	$11.15	$11.14
Ratios and supplemental data:
Total return(b)	1.29%	2.94%	(0.27% )	2.59%	1.88%
Net assets, end of year (000)	$1,031	$1,879	$5,319	$9,108	$14,193
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.80%	1.74%	1.73%	1.72%
Ratio of net investment income (loss) to average net assets	1.76%	1.72%	1.22%	1.25%	1.67%

	CLASS C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.70	$10.89	$11.15	$11.13	$11.22
Income from investment operations:
Net investment income (loss)(a)	0.18	0.18	0.13	0.14	0.18
Net realized and unrealized gain (loss)	(0.05)	0.12	(0.16)	0.15	0.02
Total from investment operations	0.13	0.30	(0.03)	0.29	0.20
Distributions:
Dividends from net investment income	(0.20)	(0.45)	(0.18)	(0.23)	(0.20)
Dividends from net realized gains	(0.12)	(0.04)	(0.05)	(0.04)	(0.09)
Total distributions	(0.32)	(0.49)	(0.23)	(0.27)	(0.29)
Net asset value, end of year	$10.51	$10.70	$10.89	$11.15	$11.13
Ratios and supplemental data:
Total return(b)	1.28%	2.94%	(0.27% )	2.68%	1.88%
Net assets, end of year (000)	$15,898	$17,818	$25,964	$43,823	$48,612
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	1.80%	1.74%	1.73%	1.72%
Ratio of net investment income (loss) to average net assets	1.74%	1.73%	1.23%	1.25%	1.63%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

230	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.70	$10.89	$11.15	$11.13	$11.22
Income from investment operations:
Net investment income (loss)(a)	0.29	0.29	0.24	0.25	0.29
Net realized and unrealized gain (loss)	(0.05)	0.12	(0.16)	0.15	0.02
Total from investment operations	0.24	0.41	0.08	0.40	0.31
Distributions:
Dividends from net investment income	(0.31)	(0.56)	(0.29)	(0.34)	(0.31)
Dividends from net realized gains	(0.12)	(0.04)	(0.05)	(0.04)	(0.09)
Total distributions	(0.43)	(0.60)	(0.34)	(0.38)	(0.40)
Net asset value, end of year	$10.51	$10.70	$10.89	$11.15	$11.13
Ratios and supplemental data:
Total return(b)	2.30%	3.97%	0.73%	3.70%	2.90%
Net assets, end of year (000)	$16,561	$13,347	$41,109	$43,464	$41,639
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.88%	0.80%	0.74%	0.73%	0.72%
Ratio of net investment income (loss) to average net assets	2.73%	2.70%	2.22%	2.24%	2.64%

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.70	$10.89	$11.15	$11.14	$11.23
Income from investment operations:
Net investment income (loss)(a)	0.23	0.23	0.19	0.19	0.23
Net realized and unrealized gain (loss)	(0.04)	0.13	(0.17)	0.15	0.02
Total from investment operations	0.19	0.36	0.02	0.34	0.25
Distributions:
Dividends from net investment income	(0.26)	(0.51)	(0.23)	(0.29)	(0.25)
Dividends from net realized gains	(0.12)	(0.04)	(0.05)	(0.04)	(0.09)
Total distributions	(0.38)	(0.55)	(0.28)	(0.33)	(0.34)
Net asset value, end of year	$10.51	$10.70	$10.89	$11.15	$11.14
Ratios and supplemental data:
Total return(b)	1.79%	3.45%	0.22%	3.09%	2.39%
Net assets, end of year (000)	$274	$234	$2,248	$1,756	$1,638
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.38%	1.28%	1.24%	1.23%	1.22%
Ratio of net investment income (loss) to average net assets	2.23%	2.14%	1.72%	1.74%	2.10%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	231

Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.65	$9.90	$9.92	$9.68	$9.97
Income from investment operations:
Net investment income (loss)(a)	0.43	0.48	0.51	0.53	0.59
Net realized and unrealized gain (loss)	(0.74)	0.01	0.18	0.35	(0.24)
Total from investment operations	(0.31)	0.49	0.69	0.88	0.35
Distributions:
Dividends from net investment income	(0.47)	(0.55)	(0.58)	(0.51)	(0.64)
Dividends from net realized gains	(0.24)	(0.19)	(0.13)	(0.13)	—
Dividends from return of capital	(0.00)*	—	—	—	—
Total distributions	(0.71)	(0.74)	(0.71)	(0.64)	(0.64)
Net asset value, end of year	$8.63	$9.65	$9.90	$9.92	$9.68
Ratios and supplemental data:
Total return(b)	(3.25% )	5.11%	7.21%	9.39%	3.62%
Net assets, end of year (000)	$71,513	$132,756	$201,791	$215,299	$182,515
Ratio of net expenses to average net assets	1.28%	1.18%	1.18%	1.19%	1.22%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.18%	1.18%	1.19%	1.22%
Ratio of net investment income (loss) to average net assets	4.73%	4.84%	5.11%	5.46%	6.01%

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	65.3%	51.2%	55.1%	73.9%	72.6%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

232	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.16	$10.38	$10.36	$10.09	$10.37
Income from investment operations:
Net investment income (loss)(a)	0.38	0.42	0.46	0.48	0.54
Net realized and unrealized gain (loss)	(0.78)	0.02	0.18	0.36	(0.26)
Total from investment operations	(0.40)	0.44	0.64	0.84	0.28
Distributions:
Dividends from net investment income	(0.39)	(0.47)	(0.49)	(0.44)	(0.56)
Dividends from net realized gains	(0.24)	(0.19)	(0.13)	(0.13)	—
Dividends from return of capital	(0.00)*	—	—	—	—
Total distributions	(0.63)	(0.66)	(0.62)	(0.57)	(0.56)
Net asset value, end of year	$9.13	$10.16	$10.38	$10.36	$10.09
Ratios and supplemental data:
Total return(b)	(3.93% )	4.37%	6.40%	8.55%	2.79%
Net assets, end of year (000)	$677	$2,098	$3,340	$5,973	$9,766
Ratio of net expenses to average net assets	2.03%	1.93%	1.93%	1.95%	1.96%
Ratio of gross expenses to average net assets prior to expense reductions	2.03%	1.93%	1.93%	1.95%	1.96%
Ratio of net investment income (loss) to average net assets	4.00%	4.10%	4.39%	4.73%	5.28%

	CLASS C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.06	$10.29	$10.28	$10.01	$10.29
Income from investment operations:
Net investment income (loss)(a)	0.38	0.42	0.45	0.48	0.54
Net realized and unrealized gain (loss)	(0.78)	0.01	0.19	0.36	(0.25)
Total from investment operations	(0.40)	0.43	0.64	0.84	0.29
Distributions:
Dividends from net investment income	(0.39)	(0.47)	(0.50)	(0.44)	(0.57)
Dividends from net realized gains	(0.24)	(0.19)	(0.13)	(0.13)	—
Dividends from return of capital	(0.00)*	—	—	—	—
Total distributions	(0.63)	(0.66)	(0.63)	(0.57)	(0.57)
Net asset value, end of year	$9.03	$10.06	$10.29	$10.28	$10.01
Ratios and supplemental data:
Total return(b)	(3.94% )	4.32%	6.37%	8.65%	2.83%
Net assets, end of year (000)	$21,149	$29,333	$34,146	$43,141	$39,764
Ratio of net expenses to average net assets	2.04%	1.93%	1.93%	1.94%	1.97%
Ratio of gross expenses to average net assets prior to expense reductions	2.04%	1.93%	1.93%	1.94%	1.97%
Ratio of net investment income (loss) to average net assets	3.98%	4.10%	4.37%	4.72%	5.26%

*	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	233

Calamos High Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.65	$9.90	$9.92	$9.68	$9.97
Income from investment operations:
Net investment income (loss)(a)	0.45	0.50	0.53	0.56	0.62
Net realized and unrealized gain (loss)	(0.74)	0.02	0.19	0.34	(0.24)
Total from investment operations	(0.29)	0.52	0.72	0.90	0.38
Distributions:
Dividends from net investment income	(0.49)	(0.58)	(0.61)	(0.53)	(0.67)
Dividends from net realized gains	(0.24)	(0.19)	(0.13)	(0.13)	—
Dividends from return of capital	(0.00)*	—	—	—	—
Total distributions	(0.73)	(0.77)	(0.74)	(0.66)	(0.67)
Net asset value, end of year	$8.63	$9.65	$9.90	$9.92	$9.68
Ratios and supplemental data:
Total return(c)	(3.00% )	5.37%	7.50%	9.63%	3.88%
Net assets, end of year (000)	$17,452	$24,342	$25,103	$33,271	$21,424
Ratio of net expenses to average net assets	1.04%	0.93%	0.93%	0.94%	0.96%
Ratio of gross expenses to average net assets prior to expense reductions	1.04%	0.93%	0.93%	0.94%	0.96%
Ratio of net investment income (loss) to average net assets	4.98%	5.10%	5.37%	5.71%	6.29%

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.64	$9.89	$9.91	$9.67	$9.96
Income from investment operations:
Net investment income (loss)(b)	0.41	0.45	0.48	0.51	0.57
Net realized and unrealized gain (loss)	(0.75)	0.02	0.18	0.34	(0.24)
Total from investment operations	(0.34)	0.47	0.66	0.85	0.33
Distributions:
Dividends from net investment income	(0.44)	(0.53)	(0.55)	(0.48)	(0.62)
Dividends from net realized gains	(0.24)	(0.19)	(0.13)	(0.13)	—
Dividends from return of capital	(0.00)*	—	—	—	—
Total distributions	(0.68)	(0.72)	(0.68)	(0.61)	(0.62)
Net asset value, end of year	$8.62	$9.64	$9.89	$9.91	$9.67
Ratios and supplemental data:
Total return(c)	(3.48% )	4.87%	6.92%	9.17%	3.37%
Net assets, end of year (000)	$154	$209	$192	$373	$272
Ratio of net expenses to average net assets	1.54%	1.43%	1.43%	1.44%	1.47%
Ratio of gross expenses to average net assets prior to expense reductions	1.54%	1.43%	1.43%	1.44%	1.47%
Ratio of net investment income (loss) to average net assets	4.49%	4.60%	4.89%	5.21%	5.74%

*	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Net investment income (loss) allocated based on average shares method.

(c)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

234	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.13	$13.09	$12.68	$12.11	$11.91
Income from investment operations:
Net investment income (loss)(a)	0.21	0.15	0.17	0.21	0.22
Net realized and unrealized gain (loss)	—	0.27	0.42	0.51	0.18
Total from investment operations	0.21	0.42	0.59	0.72	0.40
Distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.18)	(0.15)	(0.20)
Dividends from net realized gains	(0.14)	(0.26)	—	—	—
Total distributions	(0.26)	(0.38)	(0.18)	(0.15)	(0.20)
Net asset value, end of year	$13.08	$13.13	$13.09	$12.68	$12.11
Ratios and supplemental data:
Total return(b)	1.60%	3.27%	4.71%	6.01%	3.40%
Net assets, end of year (000)	$1,051,576	$1,351,641	$1,354,180	$1,155,161	$1,282,438
Ratio of net expenses to average net assets	1.23%	1.20%	1.26%	1.17%	1.21%
Ratio of gross expenses to average net assets prior to expense reductions	1.23%	1.20%	1.26%	1.17%	1.21%
Ratio of net investment income (loss) to average net assets	1.58%	1.17%	1.33%	1.65%	1.80%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.11%	1.09%	1.12%	1.13%	1.14%

	Year Ended October 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate	37.6%	70.5%	110.6%	82.8%	98.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.87	$13.82	$13.36	$12.75	$12.51
Income from investment operations:
Net investment income (loss)(a)	0.12	0.06	0.08	0.12	0.14
Net realized and unrealized gain (loss)	—	0.27	0.45	0.54	0.20
Total from investment operations	0.12	0.33	0.53	0.66	0.34
Distributions:
Dividends from net investment income	(0.01)	(0.02)	(0.07)	(0.05)	(0.10)
Dividends from net realized gains	(0.14)	(0.26)	—	—	—
Total distributions	(0.15)	(0.28)	(0.07)	(0.05)	(0.10)
Net asset value, end of year	$13.84	$13.87	$13.82	$13.36	$12.75
Ratios and supplemental data:
Total return(b)	0.84%	2.43%	3.98%	5.18%	2.70%
Net assets, end of year (000)	$1,832	$4,436	$9,117	$12,940	$18,147
Ratio of net expenses to average net assets	1.98%	1.95%	2.03%	1.92%	1.97%
Ratio of gross expenses to average net assets prior to expense reductions	1.98%	1.95%	2.03%	1.92%	1.97%
Ratio of net investment income (loss) to average net assets	0.83%	0.44%	0.60%	0.91%	1.07%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.85%	1.84%	1.87%	1.89%	1.89%

	CLASS C
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.32	$13.30	$12.88	$12.29	$12.08
Income from investment operations:
Net investment income (loss)(a)	0.11	0.06	0.08	0.11	0.13
Net realized and unrealized gain (loss)	0.01	0.26	0.42	0.54	0.18
Total from investment operations	0.12	0.32	0.50	0.65	0.31
Distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.08)	(0.06)	(0.10)
Dividends from net realized gains	(0.14)	(0.26)	—	—	—
Total distributions	(0.17)	(0.30)	(0.08)	(0.06)	(0.10)
Net asset value, end of year	$13.27	$13.32	$13.30	$12.88	$12.29
Ratios and supplemental data:
Total return(b)	0.86%	2.40%	3.93%	5.28%	2.61%
Net assets, end of year (000)	$339,054	$349,791	$289,520	$267,646	$299,733
Ratio of net expenses to average net assets	1.98%	1.95%	2.02%	1.92%	1.97%
Ratio of gross expenses to average net assets prior to expense reductions	1.98%	1.95%	2.02%	1.92%	1.97%
Ratio of net investment income (loss) to average net assets	0.83%	0.42%	0.58%	0.90%	1.06%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.86%	1.84%	1.87%	1.88%	1.89%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

236	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.99	$12.97	$12.56	$12.00	$11.80
Income from investment operations:
Net investment income (loss)(a)	0.24	0.18	0.20	0.23	0.24
Net realized and unrealized gain (loss)	—	0.25	0.42	0.51	0.19
Total from investment operations	0.24	0.43	0.62	0.74	0.43
Distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.21)	(0.18)	(0.23)
Dividends from net realized gains	(0.14)	(0.26)	—	—	—
Total distributions	(0.29)	(0.41)	(0.21)	(0.18)	(0.23)
Net asset value, end of year	$12.94	$12.99	$12.97	$12.56	$12.00
Ratios and supplemental data:
Total return(b)	1.89%	3.40%	5.01%	6.25%	3.70%
Net assets, end of year (000)	$2,377,641	$2,470,829	$1,574,197	$1,040,722	$738,421
Ratio of net expenses to average net assets	0.98%	0.95%	1.01%	0.92%	0.96%
Ratio of gross expenses to average net assets prior to expense reductions	0.98%	0.95%	1.01%	0.92%	0.96%
Ratio of net investment income (loss) to average net assets	1.83%	1.41%	1.57%	1.88%	2.04%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	0.86%	0.84%	0.87%	0.88%	0.89%

	CLASS R
	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.08	$13.05	$12.64	$12.08	$11.88
Income from investment operations:
Net investment income (loss)(a)	0.17	0.12	0.14	0.17	0.19
Net realized and unrealized gain (loss)	0.01	0.26	0.42	0.52	0.18
Total from investment operations	0.18	0.38	0.56	0.69	0.37
Distributions:
Dividends from net investment income	(0.09)	(0.09)	(0.15)	(0.13)	(0.17)
Dividends from net realized gains	(0.14)	(0.26)	—	—	—
Total distributions	(0.23)	(0.35)	(0.15)	(0.13)	(0.17)
Net asset value, end of year	$13.03	$13.08	$13.05	$12.64	$12.08
Ratios and supplemental data:
Total return(b)	1.36%	2.97%	4.47%	5.72%	3.18%
Net assets, end of year (000)	$8,464	$9,099	$5,408	$5,199	$3,114
Ratio of net expenses to average net assets	1.48%	1.45%	1.52%	1.42%	1.46%
Ratio of gross expenses to average net assets prior to expense reductions	1.48%	1.45%	1.52%	1.42%	1.46%
Ratio of net investment income (loss) to average net assets	1.33%	0.91%	1.08%	1.37%	1.55%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.36%	1.34%	1.37%	1.38%	1.39%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	237

Calamos Hedged Equity Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	December 31, 2014* through October 31,
	2015
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06
Net realized and unrealized gain (loss)	0.01
Total from investment operations	0.07
Distributions:
Dividends from net investment income	(0.07)
Dividends from net realized gains	—
Total distributions	(0.07)
Net asset value, end of year	$10.00
Ratios and supplemental data:
Total return(b)	0.67%
Net assets, end of year (000)	$5,661
Ratio of net expenses to average net assets	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.05%	(c)
Ratio of net investment income (loss) to average net assets	0.78%	(c)

	December 31, 2014* through October 31,
	2015
Portfolio turnover rate	29.4%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

238	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS C
	December 31, 2014* through October 31,
	2015
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.00	)**
Net realized and unrealized gain (loss)	0.01
Total from investment operations	0.01
Distributions:
Dividends from net investment income	(0.03)
Dividends from net realized gains	—
Total distributions	(0.03)
Net asset value, end of year	$9.98
Ratios and supplemental data:
Total return(b)	0.09%
Net assets, end of year (000)	$100
Ratio of net expenses to average net assets	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.79%	(c)
Ratio of net investment income (loss) to average net assets	0.03%	(c)

	CLASS I
	December 31, 2014* through October 31,
	2015
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.09
Total from investment operations	0.09
Distributions:
Dividends from net investment income	(0.08)
Dividends from net realized gains	—
Total distributions	(0.08)
Net asset value, end of year	$10.01
Ratios and supplemental data:
Total return(b)	0.89%
Net assets, end of year (000)	$5,527
Ratio of net expenses to average net assets	1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.80%	(c)
Ratio of net investment income (loss) to average net assets	1.03%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	239

Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS R
	December 31, 2014* through October 31,
	2015
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.04
Net realized and unrealized gain (loss)	0.01
Total from investment operations	0.05
Distributions:
Dividends from net investment income	(0.05)
Dividends from net realized gains	—
Total distributions	(0.05)
Net asset value, end of year	$10.00
Ratios and supplemental data:
Total return(b)	0.54%
Net assets, end of year (000)	$100
Ratio of net expenses to average net assets	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.29%	(c)
Ratio of net investment income (loss) to average net assets	0.53%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

240	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,		June 3, 2013* through October 31,
	2015	2014	2013
Net asset value, beginning of period	$10.84	$10.28	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.15)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	0.16	0.76	0.34
Total from investment operations	0.01	0.65	0.28
Distributions:
Dividends from net investment income	—	(0.06)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.13)	(0.09)	—
Net asset value, end of period	$10.72	$10.84	$10.28
Ratios and supplemental data:
Total return(b)	0.09%	6.33%	2.80%
Net assets, end of year (000)	$30,304	$39,722	$9,258
Ratio of net expenses to average net assets	2.26%	2.57%	2.42%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.26%	2.57%	3.03%	(c)
Ratio of net investment income (loss) to average net assets	(1.37% )	(1.07% )	(1.53%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.78%	1.79%	2.00%	(c)

	Year Ended October 31,		June 3, 2013* through October 31,
	2015	2014	2013
Portfolio turnover rate	154.9%	260.4%	132.1%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Long/Short Fund    Financial Highlights

	CLASS C
	Year Ended October 31,		June 3, 2013* through October 31,
	2015	2014	2013
Net asset value, beginning of period	$10.74	$10.24	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.23)	(0.23)	(0.09)
Net realized and unrealized gain (loss)	0.16	0.81	0.33
Total from investment operations	(0.07)	0.58	0.24
Distributions:
Dividends from net investment income	—	(0.05)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.13)	(0.08)	—
Net asset value, end of period	$10.54	$10.74	$10.24
Ratios and supplemental data:
Total return(b)	(0.66% )	5.66%	2.40%
Net assets, end of year (000)	$4,986	$6,489	$383
Ratio of net expenses to average net assets	3.01%	3.23%	3.13%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.01%	3.23%	3.52%	(c)
Ratio of net investment income (loss) to average net assets	(2.11% )	(2.22% )	(2.22%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.53%	2.51%	2.75%	(c)

	CLASS I
	Year Ended October 31,		June 3, 2013* through October 31,
	2015	2014	2013
Net asset value, beginning of period	$10.87	$10.29	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.12)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.16	0.73	0.34
Total from investment operations	0.04	0.68	0.29
Distributions:
Dividends from net investment income	—	(0.07)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.13)	(0.10)	—
Net asset value, end of period	$10.78	$10.87	$10.29
Ratios and supplemental data:
Total return(b)	0.37%	6.56%	2.90%
Net assets, end of year (000)	$47,488	$83,654	$36,433
Ratio of net expenses to average net assets	2.01%	2.10%	2.09%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.01%	2.10%	2.34%	(c)
Ratio of net investment income (loss) to average net assets	(1.13% )	(0.43% )	(1.16%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.52%	1.55%	1.75%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

242	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Fund    Financial Highlights

	CLASS R
	Year Ended October 31,		June 3, 2013* through October 31,
	2015	2014	2013
Net asset value, beginning of period	$10.81	$10.27	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.17)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	0.15	0.69	0.34
Total from investment operations	(0.02)	0.62	0.27
Distributions:
Dividends from net investment income	—	(0.05)	—
Dividends from net realized gains	(0.13)	(0.03)	—
Total distributions	(0.13)	(0.08)	—
Net asset value, end of period	$10.66	$10.81	$10.27
Ratios and supplemental data:
Total return(b)	(0.10% )	6.06%	2.70%
Net assets, end of year (000)	$109	$109	$103
Ratio of net expenses to average net assets	2.51%	2.68%	2.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.51%	2.68%	3.26%	(c)
Ratio of net investment income (loss) to average net assets	(1.62% )	(0.64% )	(1.68%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.03%	2.08%	2.25%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Calamos Investment Trust (the “Trust”), comprising of the Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Focus Growth Fund, Calamos Discovery Growth Fund, Calamos Dividend Growth Fund, Calamos Mid Cap Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Income Fund and Calamos Long/Short Fund (the “Funds”), as of October 31, 2015, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2015, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 16, 2015

244	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on July 16-17, 2015, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2016, subject to possible earlier termination as provided in the agreement.
In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies of scale may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; and the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the management agreements and that each Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Funds. The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by Morningstar, an independent, third party service provider (“Morningstar”). The performance periods considered by the Board generally ended on March 31, 2015. The Board considered one-year, three-year, five-year, ten-year, and since-inception performance periods.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Adviser has made numerous changes expected to positively affect performance. In this regard, the Board noted that a new co-portfolio manager was added to the Fund in November 2014 and that the Adviser restructured portions of its research analyst team. The Board further noted that the Fund has performed in the first quartile of its Category for the six-month period ended June 30, 2015. The Board determined that, in light of the Adviser’s changes and the improving performance record, it would be prudent to allow the Adviser’s restructured team more time to continue to develop its performance record.

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Trustee Approval of Management Agreement    (Unaudited)

Calamos Opportunistic Value Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Adviser has made numerous changes expected to positively affect performance. In this regard, the Board noted that the Adviser changed portions of the Fund’s management team in January 2015 and revisited its quantitative tools and certain aspects of its fundamental analysis. The Board further noted that the Fund’s performance had improved following those changes and that it had outperformed its Category median for the quarter ended June 30, 2015. The Board determined that it would be prudent to allow the Adviser time to continue to develop its performance record.

Calamos Focus Growth Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Adviser has made numerous changes expected to positively affect performance. In this regard, the Board noted that the Adviser has restructured portions of its analyst team focused on U.S. equity investments, including with respect to research capabilities. The Board further noted that the Fund has outperformed its Category median for the six-month period ended June 30, 2015. The Board determined that it would be prudent to allow the Adviser time to continue to develop its performance record.

Calamos International Growth Fund.  The Board considered that the Fund outperformed its Category median during the five- and ten-year periods, though it underperformed the median for the shorter periods. The Board considered recent actions taken by the Adviser to improve performance, including changes to portions of the Fund’s investment management team. The Board further noted that since those changes took effect, performance has improved, with the Fund performing in the first quartile of the funds in its Category for the six-month period ended June 30, 2015.

Calamos Global Equity Fund.  The Board considered that the Fund outperformed its Category median during the one-year period, though it underperformed its median for the other periods. The Board determined that it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record.

Calamos Evolving World Growth Fund.  The Board considered that the Fund outperformed its Category median for the three- and five-year periods, though it underperformed its Category median for the one-year period.

Calamos Discovery Growth Fund.  The Board considered that the Fund outperformed its Category median for the one-year period, though it underperformed its median for the three-year period.

Calamos Dividend Growth Fund.  The Board considered that, while the Fund underperformed its Category median for the one-year period, it outperformed the median for the six-month period ended of June 30, 2015. The Board took into account that the Fund only commenced operations in August 2013. The Board noted, therefore, that it would be prudent to allow the Adviser additional time to develop its longer-term performance record with the Fund.

Calamos Mid Cap Growth Fund.  The Board considered that the Fund underperformed its Category median for the one-year period. The Board took into account that the Fund commenced operations in August 2013. The Board noted, therefore, that it would be prudent to allow the Adviser additional time to develop its long-term performance record with the Fund.

Calamos Emerging Market Equity Fund.  The Board considered that the Fund underperformed its Category median for the one-year period. The Board also considered that the Fund commenced operations in December 2013 and that it would be prudent to allow the Fund’s investment team to further develop its performance record.

Calamos Growth and Income Fund.  The Board considered that the Fund outperformed its Category median during the one- and ten-year periods, though the Fund underperformed its median during the other periods.

Calamos Global Growth and Income Fund.  The Board considered that the Fund outperformed its Category median during the one-, five- and ten-year periods, though the Fund underperformed its Category median for the three-year period.

Calamos Convertible Fund.  The Board considered management’s assertion that, while the Fund underperformed its Category median for all periods, the Fund’s underperformance could be attributed to the Fund’s conservative approach. The Board noted that this approach has translated into a since-inception record of 1st percentile performance for the period ended June 30, 2015. The Board also noted the Adviser’s addition of personnel to the Fund’s investment team and that it would be prudent to allow the team to develop a performance record. The Board noted that it would continue to closely monitor performance.

246	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Calamos Market Neutral Income Fund.  The Board considered that the Fund outperformed its Category median for the one-year period and that its performance was equal to the Category median for the ten-year period (though it underperformed for the three- and five-year periods).

Calamos Long/Short Fund.  The Board considered that, while the Fund underperformed its Category median for the one-year period, it performed in the first quartile of the funds in its Category for the six-month period ended June 30, 2015. The Board took into account that the Fund only commenced operations in June 2013. The Board noted, therefore, that it would be prudent to allow the Adviser additional time to develop its long-term performance record with the Fund.

Calamos High Income Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Adviser recently repositioned the portfolio to address performance. The Board noted in this regard that the Fund outperformed its Category median for the six-month period ended June 30, 2015.

Calamos Total Return Bond Fund.  The Board noted that the Fund underperformed its Category median for all periods. The Board noted, however, that the Fund performed in the 2nd percentile of its Category for the six-month period ended June 30, 2015 and in the 11th percentile of its Category for the one-year period ended June 30, 2015.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by Morningstar, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds. The Board considered factors that lead to more expenses for registered funds including (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rate of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board also noted, however, the investment made by the Adviser in the investment team and the resulting improved performance in light of that investment. The Board also considered that the Fund’s total expense ratio is six basis points above its Category Median on a net basis and only one basis point above on a gross basis.

Calamos Opportunistic Value Fund.  The Board considered that, while the Fund’s management fee rate is higher than the median of the Fund’s Expense Group, its total expense ratio is lower than the median. In addition, the Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%, which is seven basis points below the total expenses of the Expense Group median.

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Trustee Approval of Management Agreement    (Unaudited)

Calamos Focus Growth Fund.  The Board considered that, while the Fund’s management fee rate is higher than the median of the Fund’s Expense Group, its total expense ratio is lower than the median of its Expense Group. In addition, the Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%, which is 11 basis points below the Expense Group median.

Calamos International Growth Fund.  The Board considered that, while the Fund’s management fee rate is higher than the median of the Fund’s Expense Group, its total expense ratio is lower than the median. The Board considered that the Fund’s management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. In addition, the Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%, which is two basis points below the Expense Group median.

Calamos Global Equity Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board considered that the Fund’s management fee is subject to a performance adjustment, which serves to lower the management fee during periods of underperformance. The Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%.

Calamos Evolving World Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Discovery Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board took into account, however, the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.50%.

Calamos Dividend Growth Fund.  The Board considered that, while the Fund’s management fee is higher than the median of the Fund’s Expense Group, its total expense ratio is only two basis points higher than the median. In addition, the Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.35%, which is at a level consistent with its total expense ratio.

Calamos Mid Cap Growth Fund.  The Board considered that, while the Fund’s management fee rate is higher than the median of the Fund’s Expense Group, its total expense ratio is lower than the median. The Board took into account that the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.25%, which is nine basis points below the Expense Group median.

Calamos Emerging Market Equity Fund.  The Board considered that the Fund’s management fee rate is lower than the median of the Fund’s Expense Group (though the Fund’s total expense ratio is higher than the median of the Fund’s Expense Group). The Board took into account, however, the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Growth and Income Fund.  The Board considered that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group, though the Fund’s management fee rate is higher than the Expense Group median. The Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Global Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board took into account, however, the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board took into account, however, the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

248	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Calamos Market Neutral Income Fund.  The Board considered that the Fund’s management fee rate is the lowest of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio is the lowest of the Fund’s Expense Group. The Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Long/Short Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both lower than the respective medians of the Fund’s Expense Group. The Board took into account the Adviser’s agreement to cap expenses of the Fund. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 2.00%.

Calamos High Income Fund.  The Board considered that the Fund’s management fee and total expense ratio are both higher than the median of the Fund’s Expense Group. The Board also noted, however, the investment made by the Adviser in the investment team and the resulting improving performance in light of that investment. The Board further noted that the Fund’s total expenses are only five basis points higher than the Expense Group median.

Calamos Total Return Bond Fund.  The Board considered that the Fund’s management fee and its total expense ratio are higher than the median of the Fund’s Expense Group. The Board also noted, however, the investment made by the Adviser in the investment team and the resulting improving performance in light of that investment. The Board further noted that the Fund’s total expenses are only four basis points higher than the Expense Group median.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by each Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interest of Fund shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each open-end Fund for a portion of its expenses if a Fund’s expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the fee schedule for each open-end Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

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Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2015:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND
$658,198,263	$5,628,860	$6,324,952	$1,387,285

DIVIDEND GROWTH FUND	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND
$425,268	$430,294	$81,175,387	$13,401,328

GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
$46,113,693	$338,155,535	$75,623,881	$81,417,870

TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND
$1,075,895	$3,848,957	$38,181,349	$495

LONG/SHORT FUND
$619,822

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2015:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND
$27,368,659	$1,607,636	$558,681	$149,031

DIVIDEND GROWTH FUND	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND
$697,087	$217,670	$8,591,488	$5,550,756

EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND
$169,167	$2,206,109	$36,630,963	$3,548,812

CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
$5,365,055	$57,436	$108,488	$37,458,384

HEDGED EQUITY INCOME FUND	LONG/SHORT FUND
$172,852	$532,646

250	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Tax Information    (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2015:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND
39%	44%	75%	7%

DIVIDEND GROWTH FUND	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND
61%	100%	0%	8%

GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
100%	42%	24%	11%

GLOBAL CONVERTIBLE FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND
13%	1%	62%	100%

LONG/SHORT FUND
27%

At October 31, 2015, more than 50% of each of International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Global Growth and Income Fund and Global Convertible Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund, Evolving World Growth Fund, and Emerging Market Equity Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2015 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund, Evolving World Growth Fund, and Emerging Market Equity Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

www.calamos.com	251

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, age at October 31, 2015, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 75*	Trustee and President (since 1988)	27	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

John E. Neal, 65	Trustee (since 2001)	27	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 64	Trustee (since 2002)	27	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 71	Trustee (since 2004); Lead Independent Trustee (since 2005)	27	Private investor

David D. Tripple, 71	Trustee (since 2006)	27	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, 51	Trustee (since 2015)	27	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Partner, Chelsea Partners (since 2011) (advisory services); Director, Bank of America/US Trust Company (until 2015); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)

Theresa A. Hamacher, 55	Trustee (since 2015)	27	President, Versanture Consulting, LLC (since 2015); President, NICSA, Inc. (non-profit association for investment management industry participants) (until 2015)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

****	Overseeing six portfolios in fund complex.

*****	Overseeing eight portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

252	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at October 31, 2015, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Nimish S. Bhatt, 52	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 48	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 50	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 64	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 64	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of Special Shareholder Meeting

The Fund held a special meeting of shareholders on July 16, 2015. The purpose of the special meeting was to elect seven trustees to the Fund’s board of trustees, or until the trustee’s successor is duly elected and qualified, and to conduct any other lawful business of the Fund. Messrs. John P. Calamos, Sr., John E. Neal, William R. Rybak, Stephen B. Timbers, and David D. Tripple were nominated for reelection as trustees, Ms. Virginia G. Breen and Ms. Theresa A. Hamacher were nominated for election as new trustees, and all were elected as such by a plurality vote as follows:

TRUSTEE NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES AND ABSTENTIONS
Virginia G. Breen	608,475,085.169	7,813,393.685	0
John P. Calamos, Sr.	607,883,718.709	8,404,760.145	0
Theresa A. Hamacher	608,742,019.121	7,546,459.733	0
John E. Neal	607,270,210.882	9,018,267.972	0
William R. Rybak	607,527,357.607	8,761,121.247	0
Stephen B. Timbers	607,473,453.234	8,815,025.620	0
David D. Tripple	606,805,152.476	9,483,326.378	0

www.calamos.com	253

Supplemental Information    (Unaudited)

On September 22, 2015, the Board of Trustees of the Fund adopted an amendment to the Fund’s By-Laws to establish the courts of the Commonwealth of Massachusetts as the exclusive forum for any derivative action or proceeding brought on behalf of the Fund, any action asserting a claim of breach of a fiduciary duty owed by any trustee, officer or other employee of the Fund, any action asserting a claim arising pursuant to any provision of the laws of the Commonwealth of Massachusetts or the Fund’s Amended and Restated Agreement and Declaration of Trust or By-Laws, any action to interpret, apply, enforce or determine the validity of the Fund’s Amended and Restated Agreement and Declaration of Trust or By-Laws or any action asserting a claim governed by the internal affairs doctrine. The text of the amendment to the Fund’s By-Laws is set forth below. A copy of the Fund’s By-Laws shall be filed as an exhibit to the Fund’s Annual Report on Form NSAR, filed with the Securities and Exchange Commission on or about December 30, 2015.

* * *

ARTICLE 9

Forum for Adjudication of Disputes

Unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other employee of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim arising pursuant to any provision of Massachusetts law or the Amended and Restated Agreement and Declaration of Trust or these By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Amended and Restated Agreement and Declaration of Trust or these By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be the courts of the Commonwealth of Massachusetts (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this Article 9, and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in this Article 9.

If any Covered Action is filed in a court other than the courts of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any Shareholder, such Shareholder shall be deemed to have consented to (i) the personal jurisdiction of courts of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the first paragraph of this Article 9 (an “Enforcement Action”) and (ii) having service of process made upon such Shareholder in any such Enforcement Action by service upon such Shareholder’s counsel in the Foreign Action as agent for such Shareholder. Furthermore, except to the extent prohibited by any provision of Massachusetts law or the Amended and Restated Agreement and Declaration of Trust, if any Shareholder shall initiate or assert a Foreign Action without the written consent of the Trust, then each such Shareholder shall be obligated jointly and severally to reimburse the Trust and any officer or Trustee of the Trust made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with any successful motion to dismiss, stay or transfer such Foreign Action based upon non-compliance with this Article 9.

If any provision or provisions of this Article 9 shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of this Article 9 (including, without limitation, each portion of any sentence of this Article 9 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

254	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless accompanied by a currently effective prospectus of the Fund and, after January 31, 2016, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2015. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2015 are available free of charge upon calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, IL 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2015 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFANR 1631 2015

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has 6 audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Theresa Hamacher, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2014	10/31/2015
Audit Fees (a)	$388,300	$388,300
Audit-Related Fees (b)	$265,050	$287,100
Tax Fees (c)	$—	$—
All Other Fees (d)	$—	$—

Total	$653,350	$675,400

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2014	10/31/2015
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 22, 2015

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 22, 2015

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 22, 2015